Filed with the Securities and Exchange Commission on February 28, 2017

1933 Act Registration File No.   033-20827

1940 Act File No. 811- 05518

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 213	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 215	☒

(Check Appropriate Box or Boxes)

THE RBB FUND, INC.

(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street,

Milwaukee, Wisconsin  53202

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (302) 791-1851

Copies to:

SALVATORE FAIA	MICHAEL P. MALLOY, ESQUIRE
The RBB Fund, Inc.	Drinker Biddle & Reath LLP
615 East Michigan Street,	One Logan Square, Suite 2000
Milwaukee, Wisconsin 53202	Philadelphia, Pennsylvania 19103-6996

Approximate Date of Proposed Public Offering:  As soon as practicable after the Registration Statement becomes effective.

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Institutional Class
Boston Partners Investment Funds

of The RBB Fund, Inc.

Prospectus February 28, 2017

Boston Partners Small Cap Value Fund II – BPSIX

Boston Partners All-Cap Value Fund – BPAIX

Boston Partners Long/Short Equity Fund – BPLSX

Boston Partners Long/Short Research Fund – BPIRX

WPG Partners Small/Micro Cap Value Fund – WPGTX

Boston Partners Global Equity Fund – BPGIX

Boston Partners Global Long/Short Fund – BGLSX

Boston Partners Emerging Markets Long/Short Fund – BELSX

The securities described in this prospectus have been registered with the Securities and Exchange Commission ("SEC"). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

SUMMARY SECTIONS	3
Boston Partners Small Cap Value Fund II	3
Boston Partners All-Cap Value Fund	9
Boston Partners Long/Short Equity Fund	15
Boston Partners Long/Short Research Fund	22
WPG Partners Small/Micro Cap Value Fund	30
Boston Partners Global Equity Fund	36
Boston Partners Global Long/Short Fund	43
Boston Partners Emerging Markets Long/Short Fund	51
ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISKS	60
MANAGEMENT OF THE FUNDS	65
SHAREHOLDER INFORMATION	71
ADDITIONAL INFORMATION	83
Appendix A	84
Appendix B	86
Appendix C	88
FINANCIAL HIGHLIGHTS	90
FOR MORE INFORMATION	Back Cover

A look at the investment objectives, strategies, risks, expenses and financial history of each of the Boston Partners Investment Funds offered in this Prospectus.

Details about the Boston Partners Investment Funds' service providers offered in this Prospectus.

Policies and instructions for opening, maintaining and closing an account in any of the Boston Partners Investment Funds offered in this Prospectus.

SUMMARY SECTION — BOSTON PARTNERS SMALL CAP VALUE FUND II

Investment Objective

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Institutional Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%
Distribution (12b-1) fees	None
Other expenses	0.22%
Total annual Fund operating expenses	1.22%
Fee waiver and/or expense reimbursement (1)	(0.12)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.10%

(1)  The Fund's investment adviser, Boston Partners Global Investors, Inc. (the "Adviser"), has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (excluding certain items discussed below) for the Fund's Institutional Class shares exceeds 1.10% of the average daily net assets attributable to the Fund's Institutional Class shares. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total annual Fund operating expenses to exceed 1.10%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2018 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Effective as of May 28, 2014, if at any time the Fund's Total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.10% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $100,000 in the Fund for the time periods indicated and that you sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$1,121	$3,753	$6,588	$14,667

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the fiscal year ended August 31, 2016, the portfolio turnover rate for the Fund was 29% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks of issuers with small market capitalizations and identified by the Adviser as having value characteristics. A small market capitalization issuer generally is considered to be one whose market capitalization is, at the time the Fund makes the investment, similar to the market capitalization of companies in the Russell 2000® Value Index. The Russell 2000® Value Index is an unmanaged index that contains stocks from the Russell 2000® Index with less than average growth orientation. As of November 30, 2016, the median market capitalization of this index was $1.5 billion and the largest stock was $6.9 billion. Please note that this range is as of a particular point in time and is subject to change.

The Fund generally invests in the equity securities of small companies. The Adviser will seek to invest in companies it considers to be well managed and to have attractive fundamental financial characteristics. The Adviser believes greater potential for price appreciation exists among small companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. The Fund may invest from time to time a portion of its assets, not to exceed 20% (under normal conditions) at the time of purchase, in companies with larger market capitalizations.

The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Adviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the Adviser constantly monitors and adjusts as appropriate.

The Fund may also invest up to 25% of its total assets in non U.S. dollar-denominated securities.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments and make investments inconsistent with its investment objective. The Adviser will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Management Risk. The Fund is subject to the risk of poor stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•  Small Cap Companies Risk. The Fund will invest in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than the market capitalization of companies in the Russell 2000® Value Index. Small market capitalization issuers are not as diversified in their business activities as issuers with market capitalizations greater than the market capitalization of companies in the Russell 2000® Value Index and are more susceptible to changes in the business cycle.

The small capitalization equity securities in which the Fund invests may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•  IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

Performance Information

The bar chart and table below illustrate the long-term performance of the Boston Partners Small Cap Value Fund II's Institutional Class. The bar chart below shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.boston-partners.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	29.32% (quarter ended June 30, 2009)
Worst Quarter:	(26.32)% (quarter ended December 31, 2008)

Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Institutional Class both before and after taxes for the past calendar year, past five calendar years and past ten calendar years to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Boston Partners Small Cap Value Fund II
Returns Before Taxes	25.97%	15.76%	7.97%
Returns After Taxes on Distributions (1)	25.32%	15.22%	7.00%
Returns After Taxes on Distributions and Sale of Fund Shares	15.24%	12.68%	6.31%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	31.74%	15.07%	6.26%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management of the Fund

Investment Adviser

Boston Partners Global Investors, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers

David M. Dabora, Senior Portfolio Manager since 2000
George Gumpert, Portfolio Manager since 2005

Purchase and Sale of Fund Shares

Minimum Initial Investment: $100,000
Minimum Additional Investment: $5,000

You can only purchase and redeem Institutional Class shares of the Fund on days the New York Stock Exchange is open. Institutional Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: Boston Partners Small Cap Value Fund II c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Purchase and Redemption By Wire: Request routing instructions by calling the Fund's transfer agent at 1-888-261-4073.
Redemption By Telephone: If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY SECTION — BOSTON PARTNERS ALL-CAP VALUE FUND

Investment Objective

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Institutional Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees (1)	0.70%
Distribution (12b-1) fees	None
Other expenses	0.16%
Total annual Fund operating expenses	0.86%
Fee waiver and/or expense reimbursement (2)	(0.06)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.80%

(1)  Prior to February 28, 2017, the management fee was 0.80%.

(2)  The Fund's Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (excluding certain items discussed below) for the Fund's Institutional Class shares exceeds 0.80% of the average daily net assets attributable to the Fund's Institutional Class shares. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total annual Fund operating expenses to exceed 0.80%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2018 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. The Adviser may not recoup any of its waived investment advisory fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $100,000 in the Fund for the time periods indicated and that you sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$817	$2,684	$4,709	$10,552

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the fiscal year ended August 31, 2016, the portfolio turnover rate for the Fund was 30% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks of issuers across the capitalization spectrum and identified by the Adviser as having value characteristics.

The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals, such as return on equity and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Adviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the Adviser constantly monitors and adjusts as appropriate.

The Fund may also invest up to 20% of its total assets in non U.S. dollar-denominated securities.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

The Fund may invest up to 10% of its net assets in securities that can be converted into common stock, such as certain debt securities and preferred stock.

The Fund may hedge overall portfolio exposure up to 40% of its net assets through the purchase and sale of index and individual put and call options.

In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing less than 25% of its total assets in any one industry.

While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments and make investments inconsistent with its investment objective. The Adviser will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Management Risk. The Fund is subject to the risk of poor stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•  Small/Mid Cap Companies Risk. Investing in securities of companies with micro, small or mid-sized capitalizations tends to be riskier than investing in securities of companies with large capitalizations.

Securities of companies with micro, small and mid-sized capitalizations tend to be more volatile than those of large cap companies and, on occasion, may fluctuate in the opposite direction of large cap company securities or the broader stock market averages.

The small capitalization equity securities in which the Fund invests may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

•  Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may "cover" a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•  IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

Performance Information

The bar chart and table below illustrate the long-term performance of the Boston Partners All-Cap Value Fund's Institutional Class. The bar chart below shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.boston-partners.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	18.60% (quarter ended June 30, 2009)
Worst Quarter:	(17.49)% (quarter ended September 30, 2011)

Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Institutional Class both before and after taxes for the past calendar year, past five calendar years and past ten calendar years to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Boston Partners All-Cap Value Fund
Returns Before Taxes	14.82%	15.96%	8.53%
Returns After Taxes on Distributions (1)	13.81%	14.76%	7.54%
Returns After Taxes on Distributions and Sale of Fund Shares	9.25%	12.70%	6.75%
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)	18.40%	14.81%	5.76%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management of the Fund

Investment Adviser

Boston Partners Global Investors, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Manager

Duilio Ramallo, Senior Portfolio Manager since 2007

Purchase and Sale of Fund Shares

Minimum Initial Investment: $100,000
Minimum Additional Investment: $5,000

You can only purchase and redeem Institutional Class shares of the Fund on days the New York Stock Exchange is open. Institutional Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: Boston Partners All Cap Value Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Purchase and Redemption By Wire: Request routing instructions by calling the Fund's transfer agent at 1-888-261-4073.

Redemption By Telephone: If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY SECTION — BOSTON PARTNERS LONG/SHORT EQUITY FUND

Investment Objective

The Fund seeks long-term capital appreciation while reducing exposure to general equity market risk. The Fund seeks a total return greater than that of the S&P 500® Index over a full market cycle.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Institutional Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	2.25%
Distribution (12b-1) fees	None
Short Sales Expenses: (1)
Dividend expense on short sales	0.22%
Interest expense on borrowings	0.89%
Other operating expenses	0.21%
Total annual Fund operating expenses (2)	3.57%

(1)  There are additional costs associated with the use of short sales. Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared; thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on the securities sold short.

(2)  The Fund's Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund's Institutional Class exceeds 2.50% of the average daily net assets attributable to the Fund's Institutional Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, Total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 2.50%. This contractual limitation is in effect until February 28, 2018 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. The Adviser may not recoup any of its waived investment advisory fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $100,000 in the Fund for the time periods indicated and that you sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$3,596	$10,942	$18,499	$38,359

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the fiscal year ended August 31, 2016, the portfolio turnover rate for the Fund was 72% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund invests in long positions in stocks identified by the Adviser as undervalued and takes short positions in stocks that the Adviser has identified as overvalued. The cash proceeds from short sales will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. Short sales are considered speculative transactions and a form of leverage. The Fund invests, both long and short, in securities principally traded in the United States markets. The Fund may invest in securities of companies operating for three years or less ("unseasoned issuers"). The Adviser will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a portfolio that has less volatility than the United States equity market generally. The Adviser examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund intends, under normal circumstances, to invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities. Under normal circumstances, the Adviser expects that the Fund's long positions will not exceed approximately 125% of the Fund's net assets.

The Fund's long and short positions may involve (without limit) equity securities of foreign issuers that are traded in the markets of the United States. The Fund may also invest up to 20% of its total assets directly in equity securities of foreign issuers.

To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government and in short-term notes, commercial paper or other money market instruments.

The Adviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the Adviser constantly monitors and adjusts as appropriate.

The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

The Fund may invest from time to time a significant portion of its assets in smaller issuers which are more volatile and less liquid than investments in issuers with larger market capitalizations.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, used by corporations and other business organizations. High yield debt obligations are referred to as "junk bonds" and are not considered to be investment grade.

While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments and make investments inconsistent with its investment objective. The Adviser will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the long portfolio of the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•  High Yield Debt Obligations Risk. The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Such high yield debt obligations are referred to as "junk bonds" and are not considered to be investment grade.

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•  Management Risk. The Fund is subject to the risk of poor stock selection. In other words, the Adviser may not be successful in its strategy of taking long positions in stocks the manager believes to be undervalued and short positions in stocks the manager believes to be overvalued. Further, since the Adviser will manage both a long and a short portfolio, there is the risk that the Adviser may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio may make.

•  Short Sales Risk. Short sales of securities may result in gains if a security's price declines, but may result in losses if a security's price rises.

•  Unseasoned Issuers Risk. Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

•  Small-Cap Companies Risk. The small capitalization equity securities in which the Fund may invest may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Portfolio Turnover Risk. If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. A portfolio turnover rate of 100% is considered to be high. The annual portfolio turnover rate for the Fund is not expected to exceed 400%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

•  Segregated Account Risk. A security held in a segregated account cannot be sold while the position it is covering is outstanding, unless it is replaced with a similar security. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•  IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

Performance Information

The bar chart and table below illustrate the long-term performance of the Boston Partners Long/Short Equity Fund's Institutional Class. The bar chart below shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.boston-partners.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	38.60% (quarter ended June 30, 2009)
Worst Quarter:	(19.45)% (quarter ended December 31, 2008)

Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Institutional Class both before and after taxes for the past calendar year, past five calendar years and past ten calendar years to the average annual total returns of a broad-based securities market index for the same periods. Although the Fund compares its average total return to a broad-based securities market index, the Fund seeks returns that are not correlated to securities market returns. The Fund seeks to achieve a 12-15% return over a full market cycle; however, there can be no guarantee that such returns will be achieved.

	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Boston Partners Long/Short Equity Fund
Returns Before Taxes	22.48%	9.01%	11.00%
Returns After Taxes on Distributions (1)	22.48%	7.55%	8.70%
Returns After Taxes on Distributions and Sale of Fund Shares	12.72%	6.89%	8.12%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management of the Fund

Investment Adviser

Boston Partners Global Investors, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers

Robert T. Jones, Senior Portfolio Manager since 1995

Purchase and Sale of Fund Shares

Minimum Initial Investment: $100,000
Minimum Additional Investment: $5,000

The Fund is currently closed due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Fund will still be offered to existing shareholders of the Fund and certain other persons, as described in the section entitled "Purchase of Fund Shares" in this prospectus.

You can only purchase and redeem Institutional Class shares of the Fund on days the New York Stock Exchange is open. Institutional Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: Boston Partners Long/Short Equity Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Purchase and Redemption By Wire: Request routing instructions by calling the Fund's transfer agent at 1-888-261-4073.

Redemption By Telephone: If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY SECTION — BOSTON PARTNERS LONG/SHORT RESEARCH FUND

Investment Objective

The Fund seeks to provide long-term total return.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Institutional Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.25%
Distribution (12b-1) fees	None
Short Sales Expenses: (1)
Dividend expense on short sales (1)	0.82%
Interest expense on borrowings	0.28%
Other operating expenses	0.16%
Total annual Fund operating expenses (2)	2.51%

(1)  There are additional costs associated with the use of short sales. Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared; thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on the securities sold short.

(2)  The Fund's Adviser has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) exceeds 1.50% of the average daily net assets attributable to the Fund's Institutional Class shares. Because acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, Total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 1.50%. This contractual limitation is in effect until at least February 28, 2018 and may not be terminated without Board approval. Effective as of the effective date of the Fund's first advisory agreement with the Adviser, if at any time the Fund's Total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.50% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $100,000 in the Fund for the time periods indicated and that you sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$2,541	$7,815	$13,355	$28,458

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the fiscal year ended August 31, 2016, the portfolio turnover rate for the Fund was 53% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund uses a hedged strategy. The Fund actively invests in long positions in stocks identified by the Adviser as undervalued and takes short positions in stocks that the Adviser has identified as overvalued. The cash proceeds from short sales (i.e. sales of securities the Fund does not own) are invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. Short sales are considered speculative transactions and a form of leverage.

The Fund invests, both long and short, in equity securities issued by large-, mid- and small (or "micro") cap companies, as well as other instruments that are convertible into equity securities. Selling securities short is a form of leverage. Equity securities in which the Fund may invest include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts ("REITs"), and equity participations. An equity participation is a type of loan that gives the lender a portion of equity ownership in a property, in addition to principal and interest payments. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. The Fund may invest in securities of companies operating for three years or less ("unseasoned issuers"). The Fund may also invest in depositary receipts and equity securities of foreign companies (denominated in either U.S. dollars or foreign currencies), put and call options, futures, indexed securities and fixed-income securities (including bonds, notes, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments) and high yield securities (commonly referred to as "junk bonds"). Fixed income securities in which the Fund invests include those rated between AAA and D by a nationally recognized statistical rating organization, or deemed of comparable quality by the Adviser. The Adviser may also temporarily invest uninvested cash in money market funds and similar collective investment vehicles. The Fund may also seek to increase its income by lending portfolio securities.

The Adviser determines the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a portfolio that has less volatility than the U.S. equity market by investing less than 100% of its assets in net long positions. Selection of individual securities to be held long or sold short will be based on a mix of quantitative techniques and fundamental security analysis. The Adviser selects stocks on the basis of three criteria: value, fundamental business strength and momentum. The Adviser examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

Although the Fund seeks to follow a hedged strategy, there can be no assurance that the Fund's portfolio or investments will be insulated from market moves or effectively hedged against risk.

In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing less than 25% of its total assets in any one industry, except that the Fund may invest up to 30% in exchange-traded funds to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act"), and applicable SEC orders.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Adviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the Adviser constantly monitors and adjusts as appropriate.

The principal derivative instruments in which the Fund invests are futures and options on securities, securities indices or currencies, options on these futures, forward foreign currency contracts and interest rate or currency swaps. The Fund's investments in derivative instruments may be leveraged and result in losses exceeding the amounts invested.

While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments and make investments inconsistent with its investment objective. The Adviser will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the long portfolio of the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the price of these stocks will not move even lower.

•  High Yield Debt Obligations Risk. The Fund may invest up to 20% of its net assets in high yield debt obligations (of any rating, including defaulted securities and unrated securities), including bonds and debentures, issued by corporations and business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Such high yield debt obligations are referred to as "junk bonds" and are not considered to be investment grade.

•  Foreign Securities Risk. International investing is subject to special risks, including currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and financial practices.

•  Currency Risk. Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•  Management Risk. The Fund is subject to the risk of poor stock selection. The Adviser may be incorrect in the stocks it buys and believes to be undervalued and in stocks it sells short and believes to be overvalued. Further, since the Adviser will manage both a long and a short portfolio, there is the risk that the Adviser may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio.

•  Short Sales Risk. Short sales of securities may result in gains if a security's price declines, but may result in losses if a security's price rises. In a rising market, short positions may be more likely to result in losses because securities sold short may be more likely to increase in value. Short selling also involves the risks of: increased leverage, and its accompanying potential for losses; the potential inability to reacquire a security in a timely manner, or at an acceptable price; the possibility of the lender terminating the loan at any time, forcing the Fund to close the transaction under unfavorable circumstances; the additional costs that may be incurred; and the potential loss of investment flexibility caused by the Fund's obligations to provide collateral to the lender and set aside assets to cover the open position. Short sales "against the box" may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not "against the box" involve a form of investment leverage, and the amount of the Fund's loss on a short sale is potentially unlimited.

•  Unseasoned Issuers Risk. Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

•  Small-Cap Companies Risk. The small capitalization equity securities in which the Fund may invest may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  REITs Risk. REITs may be affected by economic forces and other factors related to the real estate industry. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risk. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.

•  Portfolio Turnover Risk. If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. A portfolio turnover rate of 100% is considered to be high. The annual portfolio turnover rate for the Fund is not expected to exceed 300%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.

•  Derivatives Risk. The Fund's investments in derivative instruments, which include futures and options on securities, securities indices or currencies, options on these futures, forward foreign currency contracts and interest rate or currency swaps, may be leveraged and result in losses exceeding the amounts invested.

•  Indexed Securities Risk. The Fund may invest in indexed securities whose value is linked to securities indices. Most such securities have values that rise and fall according to the change in one or more specified indices and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole.

•  Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

•  Exchange-Traded Fund Risk. Exchange-traded funds ("ETFs") are a type of investment company bought and sold on a securities exchange. An ETF typically represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. Some ETFs are actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection. The Fund may incur brokerage fees in connection with its purchase of ETF shares. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to the Fund's own expenses.

Performance Information

The bar chart and table below illustrate the long-term performance of the Boston Partners Long/Short Research Fund's Institutional Class. The bar chart below provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.boston-partners.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	8.37% (quarter ended December 31, 2011)
Worst Quarter:	(9.89)% (quarter ended September 30, 2011)

Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Institutional Class both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Years	Since Inception (September 30, 2010)
Boston Partners Long/Short Research Fund
Returns Before Taxes	3.62%	8.52%	8.48%
Returns After Taxes on Distributions (1)	3.62%	8.20%	8.20%
Returns After Taxes on Distributions and Sale of Fund Shares	2.05%	6.73%	6.76%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	13.78%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management of the Fund

Investment Adviser

Boston Partners Global Investors, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers

Joseph F. Feeney, Jr., Chief Investment Officer of Boston Partners, Portfolio Manager since inception of the Fund
Eric Connerly, Director of Research-Quantitative, Portfolio Manager since inception of the Fund

Purchase and Sale of Fund Shares

Minimum Initial Investment: $100,000
Minimum Additional Investment: $5,000

You can only purchase and redeem Institutional Class shares of the Fund on days the New York Stock Exchange is open. Institutional Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: Boston Partners Long/Short Research Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Purchase and Redemption By Wire: Request routing instructions by calling the Fund's transfer agent at 1-888-261-4073.

Redemption By Telephone: If you selected the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY SECTION — WPG PARTNERS SMALL/MICRO CAP VALUE FUND

Investment Objective

The Fund seeks capital appreciation by investing primarily in common stocks, securities convertible into common stocks and in special situations.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Institutional Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Distribution (12b-1) fees	None
Other expenses	0.75%
Total annual Fund operating expenses	1.55%
Fee waiver and/or expense reimbursement (1)	(0.45)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.10%

(1)  The Fund's Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (excluding certain items discussed below) for the Fund's Institutional Class shares exceeds 1.10% of the average daily net assets attributable to the Fund's Institutional Class shares. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total annual Fund operating expenses to exceed 1.10%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2018 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Effective as of May 28, 2014, if at any time, the Fund's total annual fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.10% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $100,000 in the Fund for the time periods indicated and that you sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$1,121	$4,454	$8,021	$18,073

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the fiscal year ended August 31, 2016, the portfolio turnover rate for the Fund was 62% of the average value of its portfolio.

Summary of Principal Investment Strategies

Currently, the Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in equity securities of U.S. companies that, at the time of purchase, have a market capitalization that is within the range of the market capitalization of issuers in the Russell 2000® Value Index. As of November 30, 2016, the median market capitalization of the companies in the Russell 2000® Value Index is $669 million and the largest stock is $8.3 billion. The Fund may invest in depository receipts and equity securities of foreign companies. Although the Fund invests primarily in common stocks, the Fund may invest in all types of equity and equity-related securities, including (without limitation):

•  Securities convertible into common stocks.

•  Shares of real estate investment trusts ("REITs").

•  Warrants and rights to purchase common stocks.

•  Preferred stocks.

•  Exchange traded limited partnerships.

Special Situations: The Fund may invest in companies that may experience unusual and possibly unique developments which may create a special opportunity for significant returns. Special situations include: significant technological improvements or important discoveries; reorganizations, recapitalizations or mergers; favorable resolutions of litigation; new management or material changes in company policies; and actual or potential changes in control of a company.

Strategies: The Adviser uses a value approach to select the Fund's investments. Using this investment style, the Adviser seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect what the Adviser believes to be their intrinsic values. The Adviser employs a bottom-up strategy, focusing on undervalued industries that the Adviser believes are experiencing positive change. The Adviser then uses both qualitative and quantitative methods to assess a security's potential value. The portfolio managers managing the Fund meet with a multitude of companies annually to identify companies with increasing returns on capital in their core businesses which are selling at attractive valuations.

Factors the Adviser looks for in selecting investments include (without limitation):

•  Increasing returns on invested capital.

•  Companies who have demonstrated an ability to generate high return on invested capital (ROIC).

•  Companies which provide solid cash flows with appropriate capital.

•  Potential catalysts such as new products, cyclical upturns and changes in management.

•  Low market valuations relative to earnings forecast, book value, cash flow and sales.

The Adviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the Adviser constantly monitors and adjusts as appropriate.

Summary of Principal Risks

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the price of these stocks will not move even lower.

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•  Management Risk. The Fund is subject to the risk of poor stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

•  Small Cap Companies Risk. The small capitalization equity securities in which the Fund may invest will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

•  REITs Risk. REITs may be affected by economic forces and other factors related to the real estate industry. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risk. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.

•  Special Situations Risk. The Fund will seek to benefit from "special situations," such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the "special situation" might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer's securities and fail to produce gains or produce a loss for the Fund.

•  Rights and Warrants Risk. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right's or warrant's expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Performance Information

The bar chart and table below illustrate the long-term performance of the WPG Partners Small/Micro Cap Value Fund's Institutional Class. The bar chart below shows you how the performance of the Fund's Institutional Class has varied year to year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.boston-partners.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	28.51% (quarter ended June 30, 2009)
Worst Quarter:	(30.21)% (quarter ended December 31, 2008)

Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Institutional Class both before and after taxes for the past calendar year, past five calendar years and past ten calendar years to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns (for the Periods Ended December 31, 2016)
	1 Year	5 Years	10 Years
WPG Partners Small/Micro Cap Value Fund
Return Before Taxes	19.63%	11.67%	4.49%
Return After Taxes on Distributions (1)	19.51%	10.06%	3.30%
Return After Taxes on Distributions and Sale of Shares	11.21%	8.96%	3.25%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	31.74%	15.07%	6.26%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management of the Fund

Investment Adviser

Boston Partners Global Investors, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers

Richard Shuster, Senior Portfolio Manager since 1999
Gregory Weiss, Portfolio Manager since 1999

Purchase and Sale of Fund Shares

Minimum Initial Investment: $100,000
Minimum Additional Investment: $5,000

You can only purchase and redeem Institutional Class shares of the Fund on days the New York Stock Exchange is open. Institutional Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: WPG Partners Small/Micro Cap Value Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Purchase and Redemption By Wire: Request routing instructions by calling the Fund's transfer agent at 1-888-261-4073.

Redemption By Telephone: If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY SECTION — BOSTON PARTNERS GLOBAL EQUITY FUND

Investment Objective

The Fund seeks to provide long-term capital growth.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Institutional Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.90%
Distribution (12b-1) fees	None
Other expenses	0.20%
Total annual Fund operating expenses	1.10%
Fee waiver and/or expense reimbursement (1)	(0.15)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.95%

(1)  The Fund's Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (excluding certain items discussed below) for the Fund's Institutional Class shares exceeds 0.95% of the average daily net assets attributable to the Fund's Institutional Class shares. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total annual Fund operating expenses to exceed 0.95%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2018 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Effective as of the effective date of the Fund's first advisory agreement with the Adviser, if at any time the Fund's Total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 0.95% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $100,000 in the Fund for the time periods indicated and that you sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$969	$3,348	$5,917	$13,267

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the fiscal year ended August 31, 2016, the portfolio turnover rate for the Fund was 80% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a non-diversified portfolio of equity and equity-related securities issued by U.S. and non-U.S. companies of any capitalization size. The Fund may invest in all types of equity and equity-related securities, including without limitation exchange-traded and over-the-counter common and preferred stocks, warrants, options, rights, convertible securities, sponsored and unsponsored depositary receipts and shares, trust certificates, participatory notes, limited partnership interests, shares of other investment companies (including exchanged-traded funds ("ETFs")), real estate investment trusts ("REITs") and equity participations. An equity participation is a type of loan that gives the lender a portion of equity ownership in a property, in addition to principal and interest payments. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

The Fund defines non-U.S. companies as companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States. Under normal market conditions, the Fund invests significantly (ordinarily at least 40% — unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30%) in non-U.S. companies. The Fund principally will be invested in issuers located in countries with developed securities markets, but may also invest in issuers located in emerging markets. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

The Fund generally invests in the equity securities of issuers believed by the Adviser to be undervalued in the marketplace, focusing on issuers that combine attractive valuations with catalysts for change. The Adviser applies a bottom-up stock selection process (i.e., one that focuses primarily on issuer-specific factors) in managing the Fund, using a combination of fundamental and quantitative analysis. In selecting investments for the Fund, the Adviser considers various factors such as price-to-book value, price-to-sales and earnings ratios, dividend yields, strength of management, and cash flow to identify securities that are trading at a price that appears to be lower than the issuer's inherent value.

The Adviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the Adviser constantly monitors and adjusts as appropriate.

The Fund may (but is not required to) invest in derivatives, including put and call options, futures, forward contracts and swaps, in lieu of investing directly in a security, currency or instrument, for hedging and non-hedging purposes.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public. The Fund may also seek to increase its income by lending portfolio securities.

While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments and make investments inconsistent with its investment objective. The Adviser will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Management Risk. The Fund is subject to the risk of poor stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. The Fund may invest in securities of foreign issuers either directly or depositary receipts. Depositary receipts may be available through "sponsored" or "unsponsored" facilities. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Participatory notes ("P-notes") are derivative instruments used by investors to take positions in certain foreign securities. P-notes present similar risks to investing directly in such securities and also expose investors to counterparty risk.

•  Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

•  Currency Risk. Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•  Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

•  Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may "cover" a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations.

•  Derivatives Risk. The Fund's investments in derivative instruments, which include futures and options on securities, securities indices or currencies, options on these futures, forward foreign currency contracts and interest rate or currency swaps, may be leveraged and result in losses exceeding the amounts invested.

•  REITs Risk. REITs may be affected by economic forces and other factors related to the real estate industry. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risk. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.

•  Small/Mid-Cap Companies Risk. Investing in securities of companies with micro, small or mid-sized capitalizations tends to be riskier than investing in securities of companies with large capitalizations. Securities of companies with micro, small and mid-sized capitalizations tend to be more volatile than those of large cap companies and, on occasion, may fluctuate in the opposite direction of large cap company securities or the broader stock market averages.

The small capitalization equity securities in which the Fund invests may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. Redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

•  Exchange-Traded Fund Risk. Exchange-traded funds ("ETFs") are a type of investment company bought and sold on a securities exchange. An ETF typically represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. Some ETFs are actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection. The Fund may incur brokerage fees in connection with its purchase of ETF shares. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to the Fund's own expenses.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•  IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

•  Non-Diversification Risk. The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

Performance Information

The bar chart and table below illustrate the long-term performance of the Boston Partners Global Equity Fund's Institutional Class. The bar chart below shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.boston-partners.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	11.70% (quarter ended March 31, 2012)
Worst Quarter:	(9.22)% (quarter ended September 30, 2015)

Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Institutional Class both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns (for the Periods Ended December 31, 2016)
	1 Year	5 Years	Since Inception (December 30, 2011)
Boston Partners Global Equity Fund
Return Before Taxes	8.50%	11.79%	11.79%
Return After Taxes on Distributions (1)	8.02%	11.15%	11.14%
Return After Taxes on Distributions and Sale of Shares	5.21%	9.29%	9.29%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	8.15%	11.04%	11.04%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management of the Fund

Investment Adviser

Boston Partners Global Investors, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers

Christopher K. Hart, Portfolio Manager, and a Portfolio Manager of the Fund since inception
Joshua Jones, a Portfolio Manager of the Fund since June, 2013
Joseph F. Feeney, Jr., Chief Investment Officer of Boston Partners, Portfolio Manager of the Fund since inception and oversees both the team and the strategy

Purchase and Sale of Fund Shares

Minimum Initial Investment: $100,000
Minimum Additional Investment: $5,000

You can only purchase and redeem Institutional Class shares of the Fund on days the New York Stock Exchange is open. Institutional Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: Boston Partners Global Equity Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Purchase and Redemption By Wire: Request routing instructions by calling the Fund's transfer agent at 1-888-261-4073.

Redemption By Telephone: If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund versus another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY SECTION — BOSTON PARTNERS GLOBAL LONG/SHORT FUND

Investment Objective

The Fund seeks long-term growth of capital.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Institutional Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.50%
Distribution and servicing (12b-1) fees	None
Short Sales Expenses: (1)
Dividend expense on short sales	0.86%
Interest expense on borrowings	0.39%
Other operating expenses	0.24%
Total annual Fund operating expenses (2)	2.99%

(1)  There are additional costs associated with the use of short sales. Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared; thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on the securities sold short.

(2)  The Fund's Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund's Institutional Class shares exceeds 2.00% of the average daily net assets attributable to the Fund's Institutional Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, Total annual Fund operating expenses (after fee waivers and/or expense reimbursements) are expected to exceed 2.00%. This contractual limitation is in effect until February 28, 2018 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Effective as of the effective date of the Fund's first advisory agreement with the Adviser, if at any time the Fund's Total annual Fund operating expenses for that year are less than 2.00% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $100,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and Fund operating expenses remain the same. Although your actual costs and returns might be different, based on these assumptions your costs of investing $100,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$3,020	$9,243	$15,720	$33,084

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the fiscal year ended August 31, 2016, the portfolio turnover rate for the Fund was 137% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund invests in long positions in stocks identified by the Adviser as undervalued and takes short positions in stocks that the Adviser has identified as overvalued. The cash proceeds from short sales will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. Short sales are considered speculative transactions and a form of leverage. The Fund invests, both long and short, in securities issued by U.S. and non-U.S. companies of any capitalization size.

With a long position, the Fund purchases a stock outright; with a short position, the Fund sells a security that it does not own and must borrow to meet its settlement obligations. The Fund may invest in securities of companies operating for three years or less ("unseasoned issuers"). The Adviser will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Adviser examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals, including return on equity, earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund may invest in all types of equity and equity-related securities, including without limitation exchange-traded and over-the-counter common and preferred stocks, warrants, options, rights, convertible securities, sponsored and unsponsored depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies (including exchanged-traded funds ("ETFs")), real estate investment trusts ("REITs") and equity participations. An equity participation is a type of loan that gives the lender a portion of equity ownership in a property, in addition to principal and interest payments. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

The Fund defines non-U.S. companies as companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States. Under normal market conditions, the Fund invests significantly (ordinarily at least 40% — unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30%) in non-U.S. companies. The Fund principally will be invested in issuers located in countries with developed securities markets, but may also invest in issuers located in emerging markets. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

The Fund's portfolio is rebalanced regularly. The Adviser assesses each investment's changing characteristics relative to its contribution to portfolio risk. The Adviser will sell an investment held long or close out a short position that the Adviser believes no longer offers an appropriate return-to-risk tradeoff.

Under normal circumstances, the Adviser expects to sell securities short so that the Fund's portfolio is approximately 50% net long with an average of between 30% and 70% net long.

To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government and in short-term notes, commercial paper or other money market instruments.

The Adviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the Adviser constantly monitors and adjusts as appropriate.

The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

The Fund may invest from time to time a significant portion of its assets in smaller issuers which are more volatile and less liquid than investments in issuers with larger market capitalizations.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, used by U.S. and foreign corporations and other business organizations (e.g. trusts or limited liability companies). Such high yield debt obligations are not considered to be investment grade. Non-investment grade fixed income securities (commonly known as "junk bonds") are rated BB or lower by Standard & Poor's Rating Group, or have a comparable rating by another nationally recognized statistical rating organization (or, if unrated are determined by the Adviser to be of comparable quality at the time of investment). The Fund may invest in securities of the lowest rating category, including securities in default. The Adviser may, but is not required to, sell a bond or note held by the Fund in the event that its credit rating is downgraded.

The Fund may (but is not required to) invest in derivatives, including put and call options, futures, forward contracts and swaps, in lieu of investing directly in a security, currency or instrument, for hedging and non-hedging purposes.

While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments and make investments inconsistent with its investment objective. The Adviser will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Management Risk. The Fund is subject to the risk of poor stock selection. In other words, the Adviser may not be successful in its strategy of taking long positions in stocks the manager believes to be undervalued and short positions in stocks the manager believes to be overvalued. Further, since the Adviser will manage both a long and a short portfolio, there is the risk that the Adviser may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio may make.

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the long portfolio of the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•  High Yield Debt Obligations Risk. The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Such high yield debt obligations are referred to as "junk bonds" and are not considered to be investment grade.

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. The Fund may invest in securities of foreign issuers either directly or through depositary receipts. Depositary receipts may be available through "sponsored" or "unsponsored" facilities. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Participatory notes ("P-notes") are derivative instruments used by investors to take positions in certain foreign securities. P-notes present similar risks to investing directly in such securities and also expose investors to counterparty risk.

•  Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

•  Currency Risk. Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•  Short Sales Risk. Short sales of securities may result in gains if a security's price declines, but may result in losses if a security's price rises. In a rising market, short positions may be more likely to result in losses because securities sold short may be more likely to increase in value. Short selling also involves the risks of: increased leverage, and its accompanying potential for losses; the potential inability to reacquire a security in a timely manner, or at an acceptable price; the possibility of the lender terminating the loan at any time, forcing the Fund to close the transaction under unfavorable circumstances; the additional costs that may be incurred; and the potential loss of investment flexibility caused by the Fund's obligations to provide collateral to the lender and set aside assets to cover the open position. Short sales "against the box" may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not "against the box" involve a form of investment leverage, and the amount of the Fund's loss on a short sale is potentially unlimited. The use of short sales may cause the Fund to have higher expenses than those of other equity mutual funds because of higher transaction costs, premiums, interest or dividends payable to the lender.

•  Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

•  Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may "cover" a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations. Losses incurred by the Fund in writing options can be potentially unlimited.

•  Derivatives Risk. The Fund's investments in derivative instruments, which include futures and options on securities, securities indices or currencies, options on these futures, forward foreign currency contracts and interest rate or currency swaps, may be leveraged and result in losses exceeding the amounts invested.

•  REITs Risk. REITs may be affected by economic forces and other factors related to the real estate industry. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risk. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by an externally managed REIT in which it invests.

•  Unseasoned Issuers Risk. Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

•  Small-Cap Companies Risk. The small capitalization equity securities in which the Fund may invest may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Portfolio Turnover Risk. If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. A portfolio turnover rate of 100% is considered to be high. The annual portfolio turnover rate for the Fund is not expected to exceed 400%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

•  Segregated Account Risk. A security held in a segregated account cannot be sold while the position it is covering is outstanding, unless it is replaced with a similar security. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•  IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

•  Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

•  Exchange-Traded Fund Risk. Exchange traded funds ("ETFs") are a type of investment company bought and sold on a securities exchange. An ETF typically represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. Some ETFs are actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection. The Fund may incur brokerage fees in connection with its purchase of ETF shares. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to the Fund's own expenses.

•  Non-Diversification Risk. The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

Performance Information

The bar chart and table below illustrate the long-term performance of the Boston Partners Global Long/Short Fund's Institutional Class. The bar chart below shows you how the Fund has performed on a calendar year basis and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.boston-partners.com or 1-888-261-4073.

Total Returns for the Calendar Year Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	4.10% (quarter ended June 30, 2015)
Worst Quarter:	(2.06)% (quarter ended September 30, 2015)

Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Institutional Class both before and after taxes for the past calendar year and since inception to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	Since Inception (December 31, 2013)
Boston Partners Global Long/Short Fund
Returns Before Taxes	2.36%	3.41%
Returns After Taxes on Distributions (1)	2.30%	3.36%
Returns After Taxes on Distributions and Sale of Fund Shares	1.38%	2.62%
MSCI® World Index (reflects no deduction for fees, expenses or taxes)	8.15%	4.38%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management of the Fund

Investment Adviser

Boston Partners Global Investors, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers

Christopher K. Hart, Portfolio Manager of the Fund since inception
Joshua Jones, Portfolio Manager of the Fund since inception
Joseph F. Feeney, Jr., Chief Investment Officer of Boston Partners, Portfolio Manager of the Fund since inception and oversees both the team and the strategy

Purchase and Sale of Fund Shares

Minimum Initial Investment: $100,000
Minimum Additional Investment: $5,000

You can only purchase and redeem Institutional Class shares of the Fund on days the New York Stock Exchange is open. Institutional Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: Boston Partners Global Long/Short Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Purchase and Redemption By Wire: Request routing instructions by calling the Fund's transfer agent at 1-888-261-4073.

Redemption By Telephone: If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY SECTION — BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND

Investment Objective

The Fund seeks long-term growth of capital.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Institutional Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.85%
Distribution and servicing (12b-1) fees	None
Short Sale Expenses: (1)
Dividend expense on short sales	1.69%
Interest expense on borrowings	0.08%
Other operating expenses	4.20%
Total annual Fund operating expenses	7.82%
Fee waiver and/or expense reimbursement (2)	(3.95)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	3.87%

(1)  There are additional costs associated with the use of short sales. Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared, thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on the securities sold short.

(2)  The Fund's Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund's Institutional Class shares exceeds 2.10% of the average daily net assets attributable to the Fund's Institutional Class shares. Because acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, Total annual Fund operating expenses (after fee waivers and/or expense reimbursements) are expected to exceed 2.10%. This contractual limitation is in effect until February 28, 2018 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund's Total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 2.10% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $100,000 in the Fund for the time periods indicated and that you sell all of your shares at the end of the period. The Example also assumes that your investment has a 5%

return each year and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs of investing $100,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 years
Institutional Class	$3,892	$19,266	$33,785	$66,648

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. From the commencement of operations on December 15, 2015 to the fiscal period ended August 31, 2016, the portfolio turnover rate for the Fund was 229% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund will pursue its objective through a multi-strategy long-short portfolio of equity securities and financial investments with equity like characteristics designed to provide exposure to emerging markets. Securities are selected by the Adviser using its "three circles" approach which combines a quantitative screening with a fundamental bottom up selection process. This investment strategy is grounded in the following principles: (1) low valuation stocks outperform high valuation stocks; (2) companies with strong fundamentals, e.g. high and sustainable returns on invested capital, outperform companies with weak fundamentals; and (3) stocks with positive business momentum, e.g. rising earnings estimates, outperform stocks with negative business momentum. With a long position, the Fund purchases a stock outright; with a short position, the Fund sells a security that it does not own and must borrow to meet its settlement obligations. The Adviser examines various factors in determining the value characteristics of issuers, including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals, such as return-on-equity and earnings growth and cash flow.

The Fund intends, under normal circumstances, to invest at least 80% of its net assets (including borrowings for investment purposes) in the securities of emerging market issuers, related derivative instruments and other investments that are tied economically to emerging market countries. The Adviser considers an emerging market country to include any country that is: 1) generally recognized to be an emerging market country by the international financial community, including the World Bank; 2) classified by the United Nations as a developing country; or 3) included in the MSCI Emerging Markets Index. Due to the unique relationship between China and its separately administered regions, the Adviser includes Hong Kong and Macau as emerging markets, independent of above definitions 1 through 3. The Adviser determines that an investment is tied economically to an emerging market if such investment satisfies one or more of the following conditions: 1) the issuer's primary trading market is in an emerging market; 2) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in emerging markets; 3) the investment is included in an index representative of emerging markets; and 4) the investment is exposed to the economic risks and returns of emerging markets.

In managing the Fund's portfolio, the Adviser will seek to identify mispriced publicly traded equity securities of emerging market companies including shorting securities that the Adviser believes will underperform and purchasing securities that the Adviser believes will outperform.

The long portion of the portfolio will emphasize low valuation, positive business momentum and high quality securities. The short portfolio will emphasize securities with high valuation risk, high balance sheet risk and signs of slowing sales and earnings momentum.

The Fund's portfolio is rebalanced regularly to maintain the optimal risk/return trade-off. The Adviser assesses each stock's changing characteristics relative to its contribution to portfolio risk. The Adviser will sell a stock held long or close out a short position in a stock that the Adviser believes no longer offers an appropriate return-to-risk tradeoff.

The equity securities in which the Fund will invest include equity securities issued by large-, mid- and small- or micro-cap companies, as well as exchange-traded and over-the-counter common and preferred stocks, warrants, options, rights, convertible securities, sponsored and unsponsored depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies (including exchanged-traded funds ("ETFs")), real estate investment trusts ("REITs") and equity participations. An equity participation is a type of loan that gives the lender a portion of equity ownership in a property, in addition to principal and interest payments. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. The Fund may invest in securities of companies operating for three years or less ("unseasoned issuers").

The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, used by corporations and other business organizations (e.g. trusts or limited liability companies). Such high yield debt obligations are not considered to be investment grade. Non-investment grade fixed income securities (commonly known as "junk bonds") are rated BB or lower by Standard & Poor's Rating Group, or have a comparable rating by another nationally recognized statistical rating organization (or, if unrated are determined by the Adviser to be of comparable quality at the time of investment). The Fund may invest in securities of the lowest rating category, including securities in default. The Adviser may, but is not required to, sell a bond or note held by the Fund in the event that its credit rating is downgraded. The Fund will primarily invest in fixed income instruments, including high yield fixed income obligations, when the Fund believes that such instruments offer a better risk/reward profile than comparable equity opportunities.

Under normal circumstances, the Adviser expects that the Fund's long positions will not exceed approximately 50% of the Fund's net assets with a typical range of 30% to 70% net long.

The Fund's long and short positions may involve (without limit) equity securities of non-U.S. issuers that are traded in the markets of the United States.

In addition to the short sales discussed above, the Fund may make short sales "against the box," a transaction in which the Fund enters into a short sale of a security which the Fund owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It is currently expected that the majority of the Fund's short sales will not be against the box.

To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government and in short-term notes, commercial paper or other money market instruments.

The Adviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the Adviser constantly monitors and adjusts as appropriate.

In general, the Fund's investments will be spread over a number of industries and, as a matter of policy, the Fund is limited to investing less than 25% of its total assets in any one industry, except that the Fund may invest up to 30% in exchange-traded funds to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act"), and applicable SEC orders.

The Fund may participate as a purchaser in initial public offerings of securities ("IPOs"). An IPO is a company's first offering of stock to the public.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may also seek to increase its income by lending portfolio securities.

The Fund will invest in derivatives, including put and call options, futures, contracts for differences, forward contracts and swaps, in lieu of investing directly in a security, currency or instrument, for hedging and non-hedging purposes. Contracts for differences offer exposure to price changes in an underlying security without ownership of such security, typically by providing investors the ability to trade on margin. The Fund's investments in derivative instruments may be leveraged and result in losses exceeding the amounts invested.

While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments and make investments inconsistent with its investment objective. The Adviser will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Limited Operating History Risk. The Fund has a limited operating history upon which prospective investors can evaluate its performance. Although the investment strategies described herein may have been utilized by investment accounts managed by the Adviser's investment team, past performance is not indicative of future results.

•  New Fund Risk. As a new Fund, there can be no assurance that the Fund will grow to or maintain economically viable size.

•  Management Risk. The Fund is subject to the risk of poor stock selection. The Adviser may not be successful in its strategy of taking long positions in securities the Adviser believes to be undervalued and short positions in securities the Adviser believes to be overvalued. Further, since the Adviser will manage both a long and a short portfolio, there is the risk that the Adviser may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio may make. Investments the Fund makes may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the long portfolio of the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•  Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

•  Currency Risk. Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•  Short Sales Risk. Short sales of securities may result in gains if a security's price declines, but may result in losses if a security's price rises. In a rising market, short positions may be more likely to result in losses because securities sold short may be more likely to increase in value. Short selling is speculative and also involves the risks of: increased leverage, and its accompanying potential for losses; the potential inability to reacquire a security in a timely manner, or at an acceptable price; the possibility of the lender terminating the loan at any time, forcing the Fund to close the transaction under unfavorable circumstances; the additional costs that may be incurred; and the potential loss of investment flexibility caused by the Fund's obligations to provide collateral to the lender and set aside assets to cover the open position. Short sales "against the box" may protect the Fund against the risk of losses in the value of a portfolio security because any decline in the value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not "against the box" involve a form of investment leverage, and the amount of the Fund's loss on a short sale is potentially unlimited. The use of short sales may cause the Fund to have higher expenses than those of other equity mutual funds because of higher transaction costs, premiums, interest or dividends payable to the lender.

•  Unseasoned Issuers Risk. Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

•  Small/Mid Cap Companies Risk. Investing in securities of companies with micro, small or mid-sized capitalizations tends to be riskier than investing in securities of companies with large capitalizations.

Securities of companies with micro, small and mid-sized capitalizations tend to be more volatile than those of large cap companies and, on occasion, may fluctuate in the opposite direction of large cap company securities or the broader stock market averages.

The small capitalization equity securities in which the Fund invests may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  REITs Risk. REITs may be affected by economic forces and other factors related to the real estate industry. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risk. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by an externally managed REIT in which it invests.

•  Portfolio Turnover Risk. If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. A portfolio turnover rate of 100% is considered to be high. The annual portfolio turnover rate for the Fund is not expected to exceed 400%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

•  Segregated Account Risk. A security held in a segregated account cannot be sold while the position it is covering is outstanding, unless it is replaced with a similar security. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•  Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

•  Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may "cover" a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations. Losses incurred by the Fund in writing options can be potentially unlimited.

•  Derivatives Risk. The Fund's investments in derivative instruments, which include futures and options on securities, securities indices or currencies, options on these futures, contracts for differences, forward foreign currency contracts and interest rate or currency swaps, may be leveraged and result in losses exceeding the amounts invested.

•  IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

•  Exchange Traded Fund Risk. Exchange traded funds ("ETFs") are a type of investment company bought and sold on a securities exchange. An ETF typically represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. Some ETFs are actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection. The Fund may incur brokerage fees in connection with its purchase of ETF shares. The purchase of shares of ETFs may result in the duplication of expenses, including advisory fees, in addition to the Fund's own expenses.

•  Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

•  High Yield Debt Obligations Risk. The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Such high yield debt obligations are referred to as "junk bonds" and are not considered to be investment grade.

•  Non-Diversification Risk. The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

Performance Information

The bar chart and table below illustrate the long-term performance of the Fund. The bar chart below shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Updated performance information is available at www.boston-partners.com or 1-888-261-4073.

The Fund commenced operations as a series of The RBB Fund, Inc. on December 15, 2015, when substantially all of the assets of Boston Partners Emerging Markets Long/Short Equity (the "Prior Account") transferred to the Fund. The Fund is managed in all material respects in a manner equivalent to the management of the Prior Account. Accordingly, the performance information shown below for periods prior to December 15, 2015 is that of the Prior Account. The Fund's objectives, policies, guidelines and restrictions are in all material respects equivalent to the Prior Account. The Fund is managed by Joseph F. Feeney, Jr. and Paul Korngiebel, the same Prior Account portfolio managers that managed the Prior Account since its inception in 2015. The Prior Account was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Prior Account had been registered under the 1940 Act, its performance may have been adversely affected. Accordingly, future Fund performance may be different than the Prior Account's restated past performance. The Prior Account's performance has been restated to reflect estimated expenses of the Fund. After-tax performance returns are not included for the Prior Account. The Prior Account was not a regulated investment company under Subchapter M of the Internal Revenue Code and therefore did not distribute current or accumulated earnings and profits and was not subject to the diversification and source of income requirements applicable to regulated investment companies.

Total Returns for the Calendar Year Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	4.99% (quarter ended September 30, 2016)
Worst Quarter:	(6.27)% (quarter ended September 30, 2015)

Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Institutional Class, including the Prior Account, both before and after taxes for the past calendar year and since inception to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	Since Inception (March 1, 2015)
Boston Partners Emerging Markets Long/Short Fund
Returns Before Taxes	7.91%	1.16%
Returns After Taxes on Distributions	4.04%	(0.83)%
Returns After Taxes on Distributions and Sale of Fund Shares	4.55%	0.01%
MSCI® Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	8.15%	(4.51)%

(1)  The "Since Inception" performance includes performance from the Prior Account beginning on March 15, 2015 until the Fund's commencement of operations on December 15, 2015.

Management of the Fund

Investment Adviser

Boston Partners Global Investors, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers

Joseph F. Feeney, Jr., CFA, Co-Chief Executive Officer and Chief Investment Officer of Boston Partners,
Portfolio Manager since inception
Paul Korngiebel, CFA, Global Generalist, Portfolio Manager since inception

Purchase and Sale of Fund Shares

Minimum Initial Investment: $100,000
Minimum Additional Investment: $5,000

You can only purchase and redeem Institutional Class shares of the Fund on days the New York Stock Exchange is open. Institutional Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: Boston Partners Emerging Markets Long/Short Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Purchase and Redemption By Wire: Request routing instructions by calling the Fund's transfer agent at 1-888-261-4073.

Redemption By Telephone: If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISKS

Each of Boston Partners Small Cap Value Fund II, Boston Partners All-Cap Value Fund, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, WPG Partners Small/Micro Cap Value Fund, Boston Partners Global Equity Fund, Boston Partners Global Long/Short Fund, and Boston Partners Emerging Markets Long/Short Fund (collectively referred to as the "Boston Partners Investment Funds" or the "Funds") is a series of The RBB Fund, Inc. (the "Company"), a Maryland Corporation. This section provides some additional information about the Funds' investments and certain portfolio management techniques that certain Funds may use. More information about the Funds' investments and portfolio management techniques, some of which entail risks, is included in the Statement of Additional Information ("SAI").

Investment Objectives

The Funds' investment objectives may be changed by the Board of Directors of the Company without shareholder approval. Shareholders will, however, receive 60 days' prior notice of any changes. Any such changes may result in the Funds having investment objectives different from the objectives that the shareholder considered appropriate at the time of investment in the Funds.

Additional Information About the Funds' Principal Investments and Risks

Derivative Contracts. Each of the Funds, except for the Boston Partners Small Cap Value II Fund, may, but need not, use derivative contracts for any of the following purposes:

•  To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be purchased; or

•  As a substitute for buying or selling currencies or securities.

The Boston Partners All-Cap Value Fund, WPG Partners Small/Micro Cap Value Fund, Boston Partners Global Equity Fund, Boston Partners Global Long/Short Fund, and Boston Partners Emerging Markets Long/Short Fund may, but need not, use derivative contracts for the following purpose:

•  To seek to enhance the Fund's return in non-hedging situations.

Derivative contracts in which the Boston Partners All-Cap Value Fund, WPG Partners Small/Micro Cap Value Fund, Boston Partners Long/Short Research Fund, Boston Partners Global Equity Fund, Boston Partners Global Long/Short Fund, and Boston Partners Emerging Markets Long/Short Fund may invest include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate, total return or currency swaps. The Boston Partners Long/Short Research Fund, WPG Partners Small/Micro Cap Value Fund, Boston Partners Global Equity Fund, Boston Partners Global Long/Short Fund, and Boston Partners Emerging Markets Long/Short Fund may use derivative contracts involving foreign currencies. A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make a Fund less liquid and harder to value, especially in declining markets.

Short Sales. The Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, Boston Partners Global Long/Short Fund, and Boston Partners Emerging Markets Long/Short Fund will engage in short sales, and the Boston Partners All-Cap Value Fund may engage in short sales — including those that are not "against the box," which means that each Fund may make short sales where the Fund does not currently own or have the right to acquire, at no added cost, securities identical to those sold short — in accordance with the provisions of the 1940 Act. In a typical short sale, the Funds borrow from a broker a security in order to sell the security to a third party. The Funds are then obligated to return a security of the same issuer and quantity at some future date. The Funds realize a loss to the extent the security increases in value or a profit to the extent the security declines in value (after taking into account any associated costs). Short sales "against the box" may protect the Funds against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not "against the box" involve a form of investment leverage, and the amount of each Fund's loss on a short sale is potentially unlimited.

Equity and Equity-Related Securities. Each of the Funds may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and REITs, and equity participations. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Common stocks may decline over short or even extended periods of time. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right's or warrant's expiration. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a limited partnership than investors in a corporation. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value to fluctuate. The number of issuers in the Funds' portfolios will vary over time.

Fixed Income Investments. The Boston Partners All-Cap Value Fund, WPG Partners Small/Micro Cap Value Fund, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, and Boston Partners Global Long/Short Fund may each invest a portion of their assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

The credit quality of securities held in a Fund's portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, a Fund treats the security as being rated in the higher rating category. A Fund may choose not to sell securities that are downgraded below the Fund's minimum accepted credit rating after their purchase. Periods of rising interest rates may result in decreased liquidity and increased volatility in the fixed income markets.

Foreign Securities. Each of the Funds may invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) directly or through American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or International Depositary Receipts ("IDRs"). Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

In addition, the Funds may also invest in securities denominated in foreign currencies and in multinational currencies such as the Euro. The Funds will value their securities and other assets in U.S. dollars. Investments in securities of foreign issuers and securities denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of a Fund's assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging and frontier markets. Frontier markets are a sub-set of emerging markets. Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the price of a Fund's Shares to decline.

The Boston Partners Global Equity Fund, Boston Partners Global Long/Short Fund, and Boston Partners Emerging Markets Long/Short Fund will normally invest a significant portion of their assets in the equity securities and equity-related instruments issued by non-U.S. companies. The Funds may invest in securities denominated in the currencies of a variety of developed, emerging and frontier market countries. Unless hedged, currency fluctuations may have a material impact on the performance of a portfolio of non-U.S. dollar-denominated securities and such a portfolio may experience a decline or increase in value, in U.S. dollar terms, due to fluctuations in currency exchange rates. The Adviser may, from time to time, but is not required to, hedge foreign currency exposure in the Funds' portfolios. Further, the Funds may also from time to time enter into speculative currency positions independent of other positions in the Funds' portfolios.

The Boston Partners Global Equity Fund, Boston Partners Global Long/Short Fund, and Boston Partners Emerging Markets Long/Short Fund may also invest in participatory notes. Participatory notes (commonly known as "P-notes") are equity access products structured as debt obligations and used by investors to take positions in certain foreign securities. P-notes are generally issued by the associates of foreign-based foreign brokerages and domestic institutional brokerages. P-notes represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments.

Portfolio Concentration. Under normal market conditions, the Boston Partners Global Equity Fund, and Boston Partners Global Long/Short Fund portfolios will generally be diversified by country and geographic region.

Exchange-Traded Funds (ETFs). Each Fund may invest in ETFs to the extent permitted by the 1940 Act and applicable SEC orders. ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, ETFs seek to track a specified securities index or a basket of securities that an "index provider," such as Standard & Poor's, selects as representative of a market, market segment or industry sector. An ETF portfolio generally holds the same stocks or bonds as the index it tracks or it may hold a representative sample of such securities. Thus, an ETF typically is designed so that its performance will correspond closely with that of the index it tracks. In some cases, an ETF may be actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection, and the individual investments in an actively-managed ETF may not perform as well as its investment adviser and/or sub-advisers expected, and/or the actively-managed ETF's portfolio management practices do not work to achieve their desired result. As a shareholder in an ETF, the Fund will bear its pro rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses.

Other Investment Companies. Each of the Funds may invest up to 10% of its total assets in the securities of other investment companies not affiliated with the Adviser, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Funds may invest in money market mutual funds for cash management purposes by "sweeping" excess cash balances into such funds until the cash is invested or otherwise utilized. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

Private Investments in Public Equity. The WPG Partners Small/Micro Cap Value Fund may purchase equity securities in private placements that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPEs"). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect. Please see the Fund's SAI for more information regarding illiquid securities.

Portfolio Turnover. Each of the Funds may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Funds' performance.

Securities Lending. Each Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio security loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by a Fund will not exceed 33 1/3% of the value of the Fund's total assets. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

Large Shareholder Transactions Risk. Each of the Funds may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell its securities at times it would not otherwise do so, which may negatively impact its liquidity. In addition, large redemptions could lead to an increase in a Fund's expense ratio due to a smaller asset base. However, this risk may be limited to the extent that the Adviser and a Fund have entered into a fee waiver and/or expense reimbursement arrangement. Large Fund share purchases may adversely affect a Fund's performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Temporary Investments. Each of the Funds may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking a temporary defensive position (up to 100% of its assets) in all types of money market and short-term debt securities. If a Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

Broad-Based Securities Market Indices

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Russell 2000® Value Index is an unmanaged index that contains stocks from the Russell 2000® Index with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. As of November 30, 2016, the median market capitalization of the companies in the Russell 2000® Value Index is $669 million and the largest stock is $8.3 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 2000® Value Index is a registered trademark of the Frank Russell Corporation.

The Russell 3000® Value Index is an unmanaged index that measures the performance of those Russell 3000® Index companies that typically display lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indices. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of November 30, 2016, the median market capitalization of the companies in the Russell 3000® Value Index is $1.4 billion and the largest stock is $589 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 3000® Value Index is a registered trademark of the Frank Russell Corporation.

The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent approximately 75% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index.

Disclosure of Portfolio Holdings

The complete portfolio holdings (or long positions only with respect to the Boston Partners All-Cap Value Fund, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, the Boston Partners Global Long/Short Fund and Boston Partners Emerging Markets Long/Short Fund) of each of the Funds are publicly available on the Adviser's website at www.boston-partners.com as of the end of each calendar month, 15 days following the month end. Any postings will remain available on the website at least until the Funds file with the SEC their semi-annual or annual shareholder report or quarterly portfolio holdings report that includes such period. A further description of the Company's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

MANAGEMENT OF THE FUNDS

Investment Adviser

Boston Partners Global Investors, Inc. (formerly, Robeco Investment Management, Inc.) provides investment management and investment advisory services to investment companies and other institutional and proprietary accounts.

Subject to the general supervision of the Company's Board of Directors (the "Board of Directors"), the Adviser manages the Funds' portfolios and is responsible for the selection and management of all portfolio investments of the Funds in accordance with the Funds' respective investment objectives and policies.

The Adviser, located at 909 Third Avenue, 32nd Floor, New York, New York 10022, is a subsidiary of Robeco Groep N.V., a Dutch public limited liability company ("Robeco Groep"). Founded in 1929, Robeco Groep is one of the world's oldest asset management organizations. Robeco Groep is owned by ORIX Corporation, an integrated financial services group based in Tokyo, Japan.

For its services to the Funds, the Adviser is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of 2.25% of the Boston Partners Long/Short Equity Fund's average daily net assets,1.00% of the Boston Partners Small Cap Value Fund II's average daily net assets, 0.70% of the Boston Partners All-Cap Value Fund's average daily net assets, 1.25% of the Boston Partners Long/Short Research Fund's average daily net assets, 0.90% of the Boston Partners Global Equity Fund's average daily net assets, 1.50% of the Boston Partners Global Long/Short Fund's average daily net assets, 1.85% of the Boston Partners Emerging Markets Long/Short Fund's average daily net assets and the Boston Partners Emerging Markets Long/Short Fund. Prior to February 28, 2017, the Boston Partners All-Cap Value Fund compensated the Adviser for its services at the annual rate of 0.80% of its average daily net assets. Until February 28, 2018, the Adviser has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for Institutional Class Shares of the Boston Partners Long/Short Equity Fund, the Boston Partners All-Cap Value Fund, the Boston Partners Long/Short Research Fund, the Boston Partners Global Equity Fund, the Boston Partners Global Long/Short Fund, the Boston Partners Small Cap Value Fund II and the Boston Partners Emerging Markets Long/Short Fund, of 2.50%, 0.80%, 1.50%, 0.95%, 2.00%, 1.10% and 2.10% (excluding certain items discussed below), respectively. There can be no assurance that the Adviser will continue such waivers after February 28, 2018. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause a Fund's net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes.

For its services to the WPG Partners Small/Micro Cap Value Fund, the Adviser is entitled to receive a monthly advisory fee under the Advisory Agreement:

•  0.80% of average daily net assets up to $500 million

•  0.75% of average daily net assets in excess of $500 million

Until February 28, 2018, the Adviser has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio of 1.10% (excluding certain items discussed below) for the WPG Partners Small/Micro Cap Value Fund. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the net annualized expense ratio of the WPG Partners Small/Micro Cap Value Fund to exceed 1.10%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. There can be no assurance that the Adviser will continue such waivers after February 28, 2018.

For the Boston Partners Long/Short Research Fund, Boston Partners Global Equity Fund, Boston Partners Global Long/Short Fund, and Boston Partners Emerging Markets Long/Short Fund, effective as of the effective date of a Fund's first advisory agreement with the Adviser, if at any time the Funds' total annual Fund operating expenses for that year are less than 1.50%, 0.95%, 2.00%, or 2.10%, respectively, the Adviser is entitled to reimbursement by the Funds of the advisory fees waived and other payments remitted by the Adviser to the Funds within three years from the date on which such waiver or reimbursement was made. For the Boston Partners Small Cap Value Fund II and WPG Partners Small/Micro Cap Value Fund, effective as of May 28, 2014, if at any time the Funds' Total annual Fund operating expenses for that year are less than 1.10% and 1.10%, respectively, the Adviser is entitled to reimbursement by the Funds of the advisory fees waived or other payments remitted by the Adviser to the Funds within three years from the date on which such waiver or reimbursement was made.

A discussion regarding the basis for the Company's Board of Directors approval of the Funds' (except the Boston Partners Emerging Markets Long/Short Fund) Advisory Agreement with the Adviser is available in the Funds' annual report to shareholders dated August 31, 2016. For the Boston Partners Emerging Markets Long/Short Fund, a discussion regarding the basis of the Board of Directors' approval of the Fund's advisory agreement with the Adviser is available in the Fund's semi-annual report to shareholders dated February 29, 2016.

Portfolio Managers

The investment results for different strategies of the Adviser are not solely dependent on any one individual. There is a common philosophy and approach that is the backdrop for all of the investment strategies of the Adviser.

This philosophy is then executed through a very disciplined investment process managed by the designated portfolio manager for each of the strategies. This manager will be supported, not only by a secondary manager, but by the Adviser's general research staff and, very often, by dedicated analysts to the particular strategy.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares in the Funds.

Boston Partners Small Cap Value Fund II

David M. Dabora is the primary portfolio manager for the Fund and George Gumpert is the secondary portfolio manager.

Mr. Dabora is a senior portfolio manager of the Adviser responsible for the Boston Partners Small Cap Value, Small Cap Value II, and Small/Mid Cap Value portfolios. Mr. Dabora joined the firm in 1995. Prior to taking on day-to-day responsibilities for the Small Cap Value Fund II, Mr. Dabora was an assistant portfolio manager/analyst of the premium equity product of the Adviser, an all-cap value institutional product. Additionally, he was a research analyst with responsibility for a wide variety of industries. Mr. Dabora holds a B.S. degree in business administration from Pennsylvania State University and an M.B.A. degree from The Anderson School of Management at the University of California at Los Angeles. He is a member of the CFA Institute and the CFA Society of San Francisco and has over twenty-nine years of investment experience.

Mr. Gumpert is a portfolio manager for the Boston Partners Small Cap Value products. Previously, he was a research analyst and specialized in the small capitalization sectors of the equity market. He joined the firm in 2000 from AIG International Asset Management where he was a commodities analyst. Mr. Gumpert holds a B.A. degree in economics from Amherst College. He holds the Chartered Financial Analyst designation. He has over seventeen years of investment experience.

For the fiscal year ended August 31, 2016, the Fund paid 0.88% (expressed as a percentage of average net assets) to the Adviser for its services. Had fee waivers not been in place, the Fund would have paid 1.00%.

Boston Partners All-Cap Value Fund

Duilio Ramallo is the primary portfolio manager for the Fund.

Mr. Ramallo is a senior portfolio manager of the Adviser. He is responsible for managing the Boston Partners Premium Equity portfolios. Prior to assuming this role, he was the assistant portfolio fund manager for Boston Partners Small Cap Value portfolios and a research analyst. Mr. Ramallo joined the firm in 1995. He joined the firm from Deloitte & Touche LLP, where he spent three years, most recently in the Los Angeles office. He holds a B.A. degree in economics/business from the University of California, Los Angeles and an M.B.A. degree from the Anderson Graduate School of Management at UCLA. Mr. Ramallo holds the Chartered Financial Analyst® designation. He has over twenty-one years of investment experience.

For the fiscal year ended August 31, 2016, the Fund paid 0.61% (expressed as a percentage of average net assets) to the Adviser for its services. Had fee waivers not been in place, the Fund would have paid 0.80%.

Boston Partners Long/Short Equity Fund

Robert T. Jones is the primary portfolio manager for the Fund.

Mr. Jones is the portfolio manager for Boston Partners Long/Short Equity Fund and related strategy. Previously, he was the Director of Research and portfolio manager for the Large Cap Value and Large Cap Value Focused products. He was a founding Partner of Boston Partners Asset Management. He joined the firm from The Boston Company Asset Management, Inc. where he spent seven years as Vice President and equity portfolio manager. Mr. Jones holds a B.A. degree in philosophy from Denison University. He holds the Chartered Financial Analyst designation. He has over twenty-eight years of investment experience.

For the fiscal year ended August 31, 2016, the Fund paid 2.25% (expressed as a percentage of average net assets) to the Adviser for its services.

Boston Partners Long/Short Research Fund

Joseph F. Feeney, Jr. and Eric S. Connerly serve as portfolio managers for the Fund.

Mr. Feeney is Co-Chief Executive Officer and Chief Investment Officer for Boston Partners. He is responsible for the firm's strategic, financial and operating decisions, and all aspects of investment management including the firm's fundamental and quantitative research groups. He was one of the original partners of Boston Partners Asset Management in 1995. Prior to assuming these roles, he was Director of Research. Mr. Feeney joined the firm upon its inception in 1995 from Putnam Investments where he managed mortgage-backed securities portfolios. He began his career at the Bank of Boston where he was a loan officer specializing on highly leveraged loan portfolios. Mr. Feeney holds a B.S. degree in finance (Summa Cum Laude, Phi Beta Kappa) from the University of New Hampshire and an M.B.A. with High Honors from the University of Chicago. He holds the Chartered Financial Analyst designation and is past President of the Fixed Income Management Society of Boston. He has over thirty-one years of investment experience.

Mr. Connerly is the Director of Research-Quantitative for Boston Partners. Prior to assuming this role, he was a research analyst covering the financial, electronics, defense, transportation, and energy sectors and managed a merger arbitrage portfolio. He joined the firm from John Hancock Mutual Funds where he was an analyst and assisted in the management of a small cap portfolio. Prior to that, he was a senior equity analyst at SEI Investments overseeing their small cap equity portfolios. Mr. Connerly holds a BSFS degree cum laude in development economics from Georgetown University and an MBA degree in security analysis and investment management, Beta Gamma Sigma, from Columbia Business School. He holds the Chartered Financial Analyst designation. He has over twenty-three years of experience.

For the fiscal period ended August 31, 2016, the Fund paid 1.25% (expressed as a percentage of average net assets) to the Adviser for its services.

WPG Partners Small/Micro Cap Value Fund

Richard Shuster and Gregory Weiss serve as portfolio managers for the Fund.

Mr. Shuster is the senior portfolio manager for the WPG Partners Small and Micro Cap Equity Products. He has served as managing director of the Adviser since 1999 as well as head of the Adviser's Small/Micro Cap Value Team. He holds a B.S. degree in economics from the University of Pennsylvania. Mr. Shuster has over thirty years of investment experience fourteen of which were spent specializing in small cap equity investing.

Mr. Weiss joined WPG in mid-1999 to work on the firm's Small Cap Value team. He joined the firm from Bear Stearns where he began his investment career in 1995 as an equity analyst, responsible for covering the building materials, nonferrous metals, steel and steel-related industries. Mr. Weiss holds a B.A. degree in psychology from Cornell University. He has over twenty years of investment experience.

For the fiscal year ended August 31, 2016, the Fund paid 0.35% (expressed as a percentage of average net assets) to the Adviser for its services. Had fee waivers not been in place, the Fund would have paid 0.80%.

Boston Partners Global Equity Fund and Boston Partners Global Long/Short Fund

Joseph F. Feeney, Jr., Christopher K. Hart and Joshua Jones serve as portfolio managers for each Fund. Mr. Feeney is the Chief Investment Officer of Boston Partners and oversees both the team and the strategy.

Mr. Feeney is Co-Chief Executive Officer and Chief Investment Officer of Boston Partners. He is responsible for the firm's strategic, financial and operating decisions, and all aspects of investment management including the firm's fundamental and quantitative research groups. He was one of the original partners of Boston Partners Asset Management in 1995. Prior to assuming these roles, he was Director of Research. Mr. Feeney joined the firm upon its inception in 1995 from Putnam Investments where he managed mortgage-backed securities portfolios. He began his career at the Bank of Boston where he was a loan officer specializing on highly leveraged loan portfolios. Mr. Feeney holds a B.S. degree in finance (Summa Cum Laude, Phi Beta Kappa) from the University of New Hampshire and an M.B.A. with High Honors from the University of Chicago. He holds the Chartered Financial Analyst designation and is past President of the Fixed Income Management Society of Boston. He has over thirty-one years of investment experience.

Mr. Hart is an equity portfolio manager for each Fund. Prior thereto, he was an assistant portfolio manager for the Boston Partners Small Cap Value products for three years. Before that, he was a research analyst and specialized in conglomerates, engineering and construction, building, machinery, aerospace & defense, and REITs sectors of the equity market. He joined the firm from Fidelity Investments where he was a research analyst. Mr. Hart holds a B.S. degree in finance, with a concentration in corporate finance from Clemson University. He holds the Chartered Financial Analyst designation. He has over twenty-five years of investment experience.

Mr. Jones is a portfolio manager of each Fund and also has research responsibilities for the the Adviser's Boston Partners investment team, specializing in the energy, metals and mining sectors of the equity market and is a global generalist. Mr. Jones has been with Boston Partners since 2006. He joined the firm from Cambridge Associates where he was a consulting associate specializing in hedge fund clients. Mr. Jones holds a B.A. degree in economics from Bowdoin College. He holds the Chartered Financial Analyst designation. He has over twelve years of professional experience.

For the fiscal year ended August 31, 2016, the Boston Partners Global Equity Fund paid 0.75% (expressed as a percentage of average net assets), to the Adviser for its services. Had fee waivers not been in place, the Fund would have paid 0.90%. For the fiscal year ended August 31, 2016, the Boston Partners Global Long/Short Fund paid 1.50% (expressed as a percentage of average net assets) to the Adviser for its services.

Boston Partners Emerging Markets Long/Short Fund

Joseph F. Feeney, Jr. and Paul Korngiebel serve as portfolio managers for the Fund.

Mr. Feeney is Co-Chief Executive Officer and Chief Investment Officer for Boston Partners. He is responsible for the firm's strategic, financial and operating decisions, and all aspects of investment management including the firm's fundamental and quantitative research groups. He was one of the original partners of Boston Partners Asset Management in 1995. Prior to assuming these roles, he was Director of Research. Mr. Feeney joined the firm upon its inception in 1995 from Putnam Investments where he managed mortgage-backed securities portfolios. He began his career at the Bank of Boston where he was a loan officer specializing on highly leveraged loan portfolios. Mr. Feeney holds a B.S. degree in finance (Summa Cum Laude, Phi Beta Kappa) from the University of New Hampshire and an M.B.A. with High Honors from the University of Chicago. He holds the Chartered Financial Analyst designation and is past President of the Fixed Income Management Society of Boston. He has over thirty-one years of investment experience.

Mr. Korngiebel is a global generalist with Boston Partners dedicated to the Global Team. He focuses on non-U.S. opportunities. Mr. Korngiebel joined the firm from Deccan Value Advisors, which he co-founded, and prior to that he worked at Brandes Investment Partners. Both firms are dedicated to global value investing. Mr. Korngiebel holds a B.A. from Bowdoin (Summa Cum Laude, Phi Beta Kappa), M.A. degrees from Harvard and St. Johns College, and an M.B.A. degree from Northwestern (Beta Gamma Sigma). He holds the Chartered Financial Analyst® designation. He has sixteen years of investment experience. From the Fund's inception on December 15, 2015 to the fiscal year ended August 31, 2016, the Boston Partners Emerging Markets Long/Short Fund paid 0.00% (expressed as a percentage of average net assets), to the Adviser for its services. Had fee waivers not been in place, the Fund would have paid 1.85%.

Marketing Arrangements

The Adviser, or its affiliates may pay additional compensation, out of profits derived from the Adviser's management fees and not as an additional charge to the Funds managed by the Adviser, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares ("revenue sharing").These payments are in addition to any distribution or servicing fees payable under a 12b-1 distribution and/or service plan of the Funds, any record keeping or sub-transfer agency fees payable by the Funds, or other fees described in the fee table or elsewhere in this Prospectus or the SAI. Examples of "revenue sharing" payments include, but are not limited to, payment to financial institutions for "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the Funds on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Adviser access to the financial institution's sales force, conferences and meetings; assistance in training and educating the financial institution's personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Funds attributable to the financial institution, or other factors as agreed to by the Adviser and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Funds available to its customers and may allow the Funds greater access to the financial institution's customers.

Other Service Providers. The following chart shows the Funds' service providers and includes their addresses and principal activities.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Institutional Class shares of the Funds ("Shares") are priced at their net asset value ("NAV"). The NAV per share of each Fund is calculated as follows:

Each Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. Each Fund will effect purchases and redemptions of Shares at the NAV next calculated after receipt by U.S. Bancorp Fund Services, LLC (the "Transfer Agent") of your purchase order or redemption request in good order (as described below). If a Fund holds securities that are primarily held on non-U.S. exchanges, the NAV of the Fund's Shares may change on days when shareholders will not be able to purchase or redeem the Fund's Shares.

A Fund's equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System ("NASDAQ"). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If a Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund's portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable by the Funds' administrator, in consultation with the Adviser, securities will be valued by the Adviser in accordance with procedures adopted by the Company's Board of Directors and under the Board of Directors' ultimate supervision. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its Shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Company's Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs, REITs and closed-end investments companies will be valued at their market price.

Market Timing

In accordance with the policy adopted by its Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise its right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company (or the Adviser), has been or may be disruptive to a Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm a Fund and its shareholders or would subordinate the interests of a Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

The Funds generally limit the number of exchanges to six (6) exchanges per year and one exchange per calendar month. For further information on exchanges, please see the section titled "Shareholder Information — Exchange Privilege."

Pursuant to the policy adopted by the Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor's account with the Fund.

If necessary, the Company may prohibit additional purchases of Shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Funds. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

There is no assurance that a Fund will be able to identify market timers, particularly if they are investing through intermediaries.

Shareholder Service Fees

The Board of Directors of the Company has adopted a Shareholder Services Plan (the "Plan") for the WPG Partners Small/Micro Cap Value Fund's Institutional Class Shares authorizing the WPG Partners Small/Micro Cap Value Fund to pay securities dealers, plan administrators or other service organizations ("Service Organizations") who agree to provide certain shareholder and administrative services to plans or plan participants holding Institutional Class Shares of the Fund a service fee at an annual rate of up to 0.25% of the average daily net asset value of Institutional Class Shares beneficially owned by such plan participants. The services provided under the Plan include acting as a shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding the Fund. Please find more information on Service Organizations under the section entitled "Purchase of Fund Shares — Purchases through Intermediaries" in this Prospectus.

Purchase of Fund Shares

Shares representing interests in the Funds are offered continuously for sale by Quasar Distributors, LLC (the "Distributor"). Institutional Class Shares of the Funds are available for purchase by investors who meet the investment minimums described below under "General." An exchange between the Institutional Class shares and the Investor Class shares of any Fund is generally not permitted.

Purchases Through Intermediaries. Shares of the Funds may also be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by a Fund in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the appropriate Fund's NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

For administration, subaccounting, transfer agency and/or other services, the Adviser or its affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the "Service Fee") relating to the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

General. You may also purchase Shares of each Fund at the NAV per share next calculated after your order is received by the Transfer Agent in good order as described below. The Funds' NAVs are calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment in any Fund is $100,000 and the minimum additional investment is $5,000. The minimum initial and subsequent investment requirements may be reduced or waived from time to time. For purposes of meeting the minimum initial purchase, purchases by clients which are part of endowments, foundations or other related groups may be combined. You can only purchase Shares of each Fund on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of the Adviser and its subsidiaries and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser and its subsidiaries without being subject to the minimum investment limitations.

Initial Investment By Mail. Subject to acceptance by the Funds, an account may be opened by completing and signing an account application and mailing it to the Funds at the address noted below, together with a check payable to Boston Partners Investment Funds. All checks must be in U.S. Dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. The Funds do not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

Regular Mail:	Overnight Mail:
Boston Partners Investment Funds	Boston Partners Investment Funds
c/o U.S. Bancorp Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	c/o U.S. Bancorp Fund Services 615 East Michigan Street Milwaukee, WI 53202-5207

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC's post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent's offices.

Shares will be purchased at the NAV next computed after the time the application and funds are received in proper order and accepted by the Funds. The Transfer Agent will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

Initial Investment By Wire. If you are making your first investment in the Funds, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank N.A.

777 East Wisconsin Ave

Milwaukee WI 53202

ABA 075000022

Credit:

U.S. Bancorp Fund Services, LLC

Account #112-952-137

For Further Credit to:

Boston Partners Investment Funds

(shareholder registration)

(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

For Subsequent Investments — By wire

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Telephone Purchase. Investors may purchase additional shares of the Funds by calling 1-888-261-4073. If you elected this option on your account application, and your account has been open for at least 15 calendar days, telephone orders, in amounts of $5,000 or more, will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If you order is received prior to 4 p.m. Eastern time, your shares will be purchased at the net asset value calculated on the day your order is placed.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Additional Investments. Additional investments may be made at any time (minimum additional investment $5,000) by purchasing Shares of any Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under "Initial Investment by Mail" (payable to [name of Fund]) or by wiring monies as outlined under "Initial Investment by Wire." Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the date of purchase.

Automatic Investment Plan. Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through an automatic investment plan (the "Automatic Investment Plan"). The Automatic Investment Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly, bi-monthly, quarterly, or semi-annual basis. In order to participate in the Automatic Investment Plan, each purchase must be in the amount of $5,000 or more, and your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Fund's transfer agent will charge a $25 fee to your account. To begin participating in the Automatic Investment Plan, please complete the Automatic Investment Plan section on the account application or call the Funds' transfer agent at 1-888-261-4073. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five (5) days prior to effective date.

Retirement Plans. The Funds offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-888-261-4073 for information on:

•  Individual Retirement Plan, including Traditional IRAs and Roth IRAs

•  Small Business Retirement Plans, including Simple IRAs and SEP IRAs

•  Coverdell Education Savings Accounts

There may be special distribution requirements for retirement accounts, such as required distributions or mandatory Federal income tax withholding. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.

Purchases in Kind. In certain circumstances, Shares of the Funds may be purchased "in kind" (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company's valuation procedures. Securities accepted by the Funds will be valued, as set forth in this Prospectus, as of the time of the next determination of net asset value after such acceptance. The Shares of the Funds that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Funds and must be delivered to the Funds by the investor upon receipt from the issuer. The Funds will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Funds and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Funds.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Funds. Subject to the Board of Directors' discretion, the Adviser will monitor each Fund's total assets and may decide to close any of the Funds at any time to new investments or to new accounts due to concerns that a significant increase in the size of a Fund may adversely affect the implementation of the Fund's strategy. Subject to the Board of Directors' discretion, the Adviser may also choose to reopen a closed Fund to new investments at any time, and may subsequently close such Fund again should concerns regarding the Fund's size recur. If a Fund closes to new investments, generally the closed Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

a.  Fee-based advisory model programs or financial advisors who manage fee-based wrap accounts that systematically trade in and out of the closed Fund based on model portfolio allocations;

b.  Persons who already hold Shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company;

c.  Existing and future clients of registered investment advisers and planners whose clients already hold Shares of the closed Fund on transaction fee and non-transaction fee platforms;

d.  Existing and future clients of consultants whose clients already hold shares of the closed Fund;

e.  Certain financial intermediaries by arrangement with the Company;

f.  Employees of the Adviser and their spouses, parents and children;

g.  Directors of the Company; and

h.  Defined contribution retirement plans of private employers and governed by ERISA or of state and local governments.

Other persons who are shareholders of other Boston Partners Investment Funds are not permitted to acquire Shares of the closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to the Board of Directors' discretion, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Shares will be made in full and fractional shares of the Fund calculated to three decimal places.

The Adviser is authorized to waive the minimum initial and subsequent investment requirements.

The Boston Partners Long/Short Equity Fund is currently closed except to existing shareholders and certain other persons, as described above. The Boston Partners Long/Short Research Fund will reopen on March 1, 2017.

Shareholders of other Boston Partners Investment Funds that do not meet any of the above criteria are not permitted to acquire Shares of the Boston Partners Long/Short Equity Fund by exchange. Distributions to all shareholders of a closed Fund will continue to be reinvested unless a shareholder elects otherwise.

The Adviser, however, reserves the right to reopen the Funds to new investments from time to time at its discretion, should the assets of the Funds decline by more than 5% from the date of the last closing of the Funds. In addition, if the Adviser reopens the Funds, the Adviser has discretion to close the Funds thereafter should the assets of the Funds increase by more than 5% from the date of the last reopening of the Funds. Subject to the approval of the Board of Directors, the Adviser may also choose to reopen the Funds to new investments at any time, and may subsequently close the Funds again should concerns regarding the Funds' sizes recur.

Good Order. A purchase request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's Shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's Shares when an investor's identity cannot be verified.

Redemption of Fund Shares

Normally, your investment professional will send your request to redeem Shares to the Transfer Agent. Consult your investment professional for more information. You can redeem some or all of your Fund Shares directly through the Fund only if the account is registered in your name.

Investors may have a check sent to the address of record, proceeds may be wired to a shareholder's bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system.

IRA and other retirement plan redemptions

If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

Shares held in IRA accounts may be redeemed by telephone at 1-888-261-4073. Investors will be asked whether or not to withhold taxes from any distribution.

Redemption By Mail. Your redemption request should be sent to:

Boston Partners Investment Funds

c/o U.S. Bancorp Fund Services, LLC

P. O. Box 701

Milwaukee, WI 53201-0701

If sent by overnight mail to:

Boston Partners Investment Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC's post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent's offices.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:

•  If ownership is being changed on your account;

•  When redemption proceeds are payable or sent to any person, address or bank account not on record;

•  If a change of address was received by the Transfer Agent within the last 15 calendar days.

The Funds may waive any of the above requirements in certain instances. In addition to the situations described above, the Funds and /or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program ("STAMP"). A notary public is not an acceptable signature guarantor.

Redemption By Telephone. In order to request a telephone redemption please call the Transfer Agent at 1-888-261-4073. You must have returned your account application containing a telephone election. Adding telephone redemption to an existing account may require a signature guarantee or other acceptable form of authentication from a financial institution source.

Investors may have a check sent to the address of record, proceeds may be wired to a shareholder's bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system.

Once a telephone transaction has been placed, it cannot be canceled or modified.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Funds or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

Systematic Withdrawal Plan — WPG Partners Small/Micro Cap Value. As another convenience, you may redeem your Fund shares through a systematic withdrawal plan (the "Systematic Withdrawal Plan"). Under the Systematic Withdrawal Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the Systematic Withdrawal Plan, your account balance must be at least $10,000 and each payment should be a minimum of $100. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. The Systematic Withdrawal Plan may be terminated at any time by the Fund. You may also elect to terminate your participation in the Systematic Withdrawal Plan at any time by contacting the Transfer Agent in writing or by telephone at least five (5) days prior to the next withdrawal.

A withdrawal under the Systematic Withdrawal Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the amount available in your account, which includes any dividends credited to your account, the account will ultimately be depleted.

Involuntary Redemption. The Funds reserve the right to redeem a shareholder's account in any Fund at any time the value of the account in such Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

The Funds may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse a Fund for any loss sustained by reason of your failure to make full payment for shares of a Fund you previously purchased or subscribed for.

Other Redemption Information. Redemption proceeds for Shares of the Funds recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Funds to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by a Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of a Fund.

Good Order. A redemption request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Please see "Redemption of Fund Shares" for instructions. Redemption requests not in good order may be delayed.

Exchange Privilege

The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. The Boston Partners Investment Funds reserve the right, at their sole discretion, to change or discontinue the exchange privilege, or temporarily suspend the privilege during unusual market conditions when, in the judgment of management, such change or discontinuance is in the best interests of the Funds. A shareholder may exchange Institutional Class Shares of any Boston Partners Investment Fund for Institutional Class Shares of another Boston Partners Investment Fund. Such an exchange will be effected at the NAV of the exchanged Institutional Class Shares and the NAV of the Institutional Class Shares to be acquired next determined after USBFS's receipt of a request for an exchange. An exchange of Shares of one Boston Partners Investment Fund for Shares of another Boston Partners Investment Fund will be treated as a sale for federal income tax purposes. A shareholder may make an exchange by sending a written request to the Transfer Agent or, if authorized, by telephone (see "Redemption by Telephone" above). Defined contribution plans are not subject to the above exchange limitations.

If the exchanging shareholder does not currently own Institutional Class Shares of the Fund, a new account will be established with the same registration, dividend and capital gain options as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. See "Redemption by Mail" for information on signature guarantees. The exchange privilege may be modified or terminated at any time, or from time to time, by the Funds, upon 60 days' written notice to shareholders.

If a shareholder wants to exchange Shares into a new account in a Fund, the dollar value of the Shares acquired must equal or exceed the Fund's minimum investment requirement for a new account. If a shareholder wants to exchange Shares into an existing account, the dollar value of the Shares must equal or exceed the Fund's minimum investment requirement for additional investments. If an amount remains in the Fund from which the exchange is being made that is below the minimum account value required, the account will be subject to involuntary redemption.

The Funds' exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege, which may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Notwithstanding these limitations, the Funds reserve the right to reject any purchase request (including exchange purchases from other Boston Partners Investment Funds) that is deemed to be disruptive to efficient portfolio management.

Dividends and Distributions

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Funds will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Funds at least annually. The estimated amount of any annual distribution will be posted to the Adviser's website at www.boston-partners.com or a free copy may be obtained by calling 1-888-261-4073.

The Funds may pay additional distributions and dividends at other times if necessary for a Fund to avoid U.S. federal tax. The Funds' distributions and dividends, whether received in cash or reinvested in additional Fund Shares, are subject to U.S. federal income tax.

All distributions will be reinvested in Fund shares unless you elect to receive cash. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the Funds' current net asset value, and to reinvest all subsequent distributions. You may change the distribution option on your account as any time. You should notify the Transfer Agent in writing or by telephone at least five (5) days prior to the next distribution.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Federal Taxes of Distributions. Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 23.8% (which includes a 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend).The amount of a Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or non-qualified foreign corporations.

Distributions from a Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

It is expected that the Boston Partners Global Equity Fund, the Boston Partners Global Long/Short Fund, and the Boston Partners Emerging Markets Long/Short Fund will each be subject to foreign withholding or other foreign income taxes with respect to dividends or interest received from (and, in some cases, gains recognized on shares of stock of) non-U.S. companies. These Funds may, to the extent eligible, make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit, subject to applicable limitations, or (2) to take that amount as an itemized deduction.

A portion of distributions paid by a Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. Only the portions of Fund dividends that are attributable to dividends a Fund receives from U.S. companies may qualify for this dividends-received deduction. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund's securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

Sales and Exchanges. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

For shares acquired on or after January 1, 2012, each Fund (or relevant broker or financial adviser) is required to compute and report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information when such shares are sold or exchanged. Each Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless such shares were acquired with borrowed funds.

Backup Withholding. The Funds may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current backup withholding rate is 28%.

U.S. Tax Treatment of Foreign shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of regulated investment companies such as the Funds, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Funds' net capital gains (the excess of net long-term capital gains over net short-term capital loss) and dividends attributable to the Funds' interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Funds.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale, exchange or redemption of shares in the Funds, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Funds.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, then the foreign investor's income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Funds will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Funds.

Shares of the Funds have not been registered for sale outside of the United States.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of a Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the SAI.

Multi-Class Structure

Each Fund, except the WPG Partners Small/Micro Cap Value Fund and the Boston Partners Emerging Markets Long/Short Fund, also offers Investor Class Shares, which are offered directly to individual investors in a separate prospectus. Shares of each class of a Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Institutional Class Shares of a Fund can be expected to differ from the total return on Investor Class Shares of the same Fund. Information concerning other classes of the Funds can be requested by calling the Funds at 1-888-261-4073.

ADDITIONAL INFORMATION

Electronic Delivery

Consistent with the Funds' commitment to environmental sustainability, you may sign up to receive quarterly statements, and tax forms statements electronically. You may also sign up to receive the Funds' financial statements and Prospectuses electronically at www.boston-partners.com. You may change your delivery preference and resume receiving these documents through the mail at any time by updating your electronic delivery preferences at www.boston-partners.com or by contacting the Funds at 1-888-261-4073.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-261-4073 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Lost Shareholder

It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor's account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, they will determine whether the investor's account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

Appendix A

Prior Performance of Similarly Advised Account of the Boston Partners Long/Short Research Fund

The Adviser has experience in managing a private fund with substantially similar investment objectives, policies and strategies as the Boston Partners Long/Short Research Fund. The table on the following page is provided to illustrate the past performance of the Adviser in managing the private fund and does not represent the performance of the Fund. Investors should not consider this performance information as a substitute for the performance of the Fund, nor should investors consider this information as an indication of the future performance of the Fund or of the Adviser. The performance information has been adjusted to show the performance of the private fund net of the Fund's annual fund operating expenses for the fiscal year ended August 31, 2011 (after contractual waivers that were in place through December 31, 2012).The fees and expenses of the Fund are higher than those of the private fund, in part, because the general partner of the private fund waived its right to receive an incentive allocation from each limited partner's capital account, generally equal to 20% of any profits achieved in a fiscal year after recoupment of prior losses. The Fund's results in the future also may be different because the private fund is not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the private fund. In addition, the securities held by the Fund will not be identical to the securities held by the private fund.

The performance of the private fund is also compared to the performance of an appropriate broad-based securities benchmark index. This index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in the Index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

Monthly Performance Table (since inception April 1, 2002)1,2,3,4

PRO FORMA NET OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2010	(1.02)%	2.17%	2.67%	0.16%	(3.71)%	(3.46)%	4.01%	(3.71)%	5.96%
2009	(0.46)%	(5.50)%	3.55%	6.04%	3.68%	2.12%	2.16%	2.78%	(0.28)%	(0.75)%	2.80%	1.35%	18.40%
2008	1.25%	0.69%	(4.35)%	2.02%	2.78%	(3.24)%	0.99%	1.89%	(3.10)%	(4.68)%	(5.19)%	2.79%	(8.38)%
2007	0.98%	0.73%	0.61%	2.69%	1.29%	(0.69)%	(2.31)%	0.87%	2.37%	(0.74)%	0.78%	(0.62)%	6.01%
2006	1.82%	(1.19)%	0.17%	0.67%	(0.58)%	0.23%	0.60%	0.15%	0.19%	(0.07)%	0.30%	1.22%	3.54%
2005	(0.68)%	1.22%	0.32%	(0.63)%	(0.50)%	0.93%	2.41%	2.36%	2.29%	0.76%	0.39%	0.66%	9.87%
2004	0.45%	1.29%	2.39%	(1.14)%	(0.01)%	3.25%	0.98%	0.19%	1.42%	0.62%	5.48%	2.09%	18.21%
2003	0.29%	(3.55)%	0.05%	(1.71)%	(1.55)%	(0.05)%	0.11%	(1.35)%	(0.98)%	(0.11)%	0.65%	0.19%	(7.79)%
2002				0.10%	3.62%	(2.36)%	(1.43)%	1.97%	(2.35)%	0.15%	1.38%	1.83%	2.76%

GROSS OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2010	(0.82)%	2.38%	2.87%	0.36%	(3.51)%	(3.26)%	4.22%	(3.50)%	6.16%
2009	(0.26)%	(5.29)%	3.75%	6.25%	3.88%	2.32%	2.36%	2.99%	(0.08)%	(0.54)%	3.01%	1.56%	21.31%
2008	1.45%	0.90%	(4.15)%	2.22%	2.98%	(3.04)%	1.19%	2.09%	(2.89)%	(4.47)%	(4.99)%	2.99%	(6.08)%
2007	1.18%	0.93%	0.81%	2.89%	1.49%	(0.48)%	(2.10)%	1.08%	2.57%	(0.54)%	0.99%	(0.41)%	8.64%
2006	2.03%	(0.99)%	0.38%	0.87%	(0.38)%	0.44%	0.80%	0.36%	0.39%	0.14%	0.51%	1.43%	6.11%
2005	(0.48)%	1.43%	0.52%	(0.43)%	(0.29)%	1.13%	2.61%	2.57%	2.50%	0.96%	0.60%	0.87%	12.59%
2004	0.66%	1.50%	2.60%	(0.93)%	0.19%	3.45%	1.19%	0.40%	1.62%	0.82%	5.69%	2.29%	21.11%
2003	0.49%	(3.34)%	0.25%	(1.51)%	(1.34)%	0.15%	0.31%	(1.14)%	(0.77)%	0.10%	0.85%	0.40%	(5.48)%
2002				0.31%	3.83%	(2.15)%	(1.23)%	2.17%	(2.15)%	0.36%	1.58%	2.03%	4.67%

S&P 500 INDEX

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2010	(3.60)%	3.10%	6.03%	1.58%	(7.98)%	(5.24)%	7.01%	(4.51)%	8.92%
2009	(8.43)%	(10.65)%	8.76%	9.57%	5.59%	0.20%	7.56%	3.61%	3.73%	(1.86)%	6.00%	1.93%	26.45%
2008	(6.00)%	(3.25)%	(0.43)%	4.87%	1.29%	(8.43)%	(0.84)%	1.45%	(8.91)%	(16.79)%	(7.17)%	1.06%	(36.99)%
2007	1.51%	(1.96)%	1.12%	4.43%	3.49%	(1.66)%	(3.10)%	1.50%	3.74%	1.59%	(4.18)%	(0.69)%	5.50%
2006	2.65%	0.27%	1.24%	1.34%	(2.88)%	0.14%	0.62%	2.38%	2.58%	3.26%	1.90%	1.40%	15.79%
2005	(2.44)%	2.10%	(1.77)%	(1.90)%	3.18%	0.14%	3.72%	(0.91)%	0.81%	(1.67)%	3.78%	0.03%	4.89%
2004	1.84%	1.39%	(1.51)%	(1.57)%	1.37%	1.94%	(3.31)%	0.40%	1.08%	1.53%	4.05%	3.40%	10.87%
2003	(2.62)%	(1.50)%	0.97%	8.24%	5.27%	1.27%	1.76%	1.95%	(1.06)%	5.66%	0.88%	5.24%	28.68%
2002				(6.06)%	(0.74)%	(7.12)%	(7.79)%	0.66%	(10.87)%	8.80%	5.89%	(5.88)%	(22.31)%

CALENDAR YEAR RETURNS1,2,3,4

	2002	2003	2004	2005	2006	2007	2008	2009
Pro Forma Net Of Fees	2.76%	(7.79)%	18.21%	9.87%	3.54%	6.01%	(8.38)%	18.40%
Gross Of Fees	4.67%	(5.48)%	21.11%	12.59%	6.11%	8.64%	(6.08)%	21.31%
S&P 500	(22.31)%	28.68%	10.87%	4.89%	15.79%	5.50%	(36.99)%	26.45%

SUMMARY STATISTICS (periods ended June 30, 2010)1,2,3,4
RETURN

	YTD	1 Year	2 Year	3 Year	5 year	7 Year	Since Inception
Pro Forma Net Of Fees	2.57%	6.07%	6.22%	3.42%	4.46%	6.93%	4.91%
Gross Of Fees	4.48%	8.70%	8.85%	5.99%	7.05%	9.57%	7.51%
S&P 500	3.89%	10.16%	1.26%	(7.16)%	0.63%	4.03%	1.92%

1  Performance was calculated using Global Investment Performance Standards ("GIPS"). This method of calculating performance differs from the SEC's standardized methodology, which may produce different results.

2  Performance is calculated using a net asset value to net asset value methodology which incorporates all trades, prices, accruals and updated security records on a trade date basis.

3  Performance is presented gross and net of the Fund's annual fund operating expenses for the fiscal year ended August 31, 2011 (after contractual waivers).

4  The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent approximately 75% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index.

Appendix B

Prior Performance of Similarly Advised Accounts of the Boston Partners Global Equity Fund

The Adviser has experience in managing other accounts with substantially similar investment objectives, policies and strategies as the Boston Partners Global Equity Fund. The table on the following pages is provided to illustrate the past performance of Robeco in managing all such other accounts and does not represent the performance of the Fund. Investors should not consider this performance information as a substitute for the performance of the Fund, nor should investors consider this information as an indication of the future performance of the Fund or of the Adviser. The performance information has been adjusted to show the performance of the other accounts net of the Fund's annual operating expenses for the fiscal year ended August 31, 2011 (after contractual waivers that were in place until September 30, 2013). The other accounts' fees and expenses are lower than those of the Fund. The Fund's results in the future also may be different because the other accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the other accounts. In addition, the securities held by the Fund will not be identical to the securities held by the other accounts.

The performance of the other accounts is also compared to the performance of an appropriate broad-based securities benchmark index. This index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in the Index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

Monthly Returns (since July 31, 2008)1,2,3,4,5

COMPOSITE — PRO FORMA NET OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2011	1.90%	3.43%	0.83%	4.56%	(1.85)%	(1.16)%	(1.11)%	(7.73)%	(8.67)%	11.36%	(2.36)%
2010	(3.84)%	0.42%	5.94%	0.28%	(9.73)%	(4.56)%	7.66%	(3.68)%	10.10%	4.62%	(2.53)%	8.79%	11.93%
2009	(8.69)%	(9.47)%	5.20%	11.74%	8.46%	0.05%	7.44%	5.34%	4.35%	(1.10)%	2.87%	2.10%	29.35%
2008							(2.35)%	(0.54)%	(9.54)%	(19.20)%	(6.15)%	3.18%

COMPOSITE — GROSS OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2011	2.01%	3.54%	0.94%	4.67%	(1.74)%	(1.05)%	(1.00)%	(7.62)%	(8.56)%	11.47%	(2.25)%
2010	(3.73)%	0.52%	6.05%	0.39%	(9.62)%	(4.46)%	7.77%	(3.58)%	10.21%	4.73%	(2.42)%	8.90%	13.38%
2009	(8.59)%	(9.36)%	5.31%	11.85%	8.57%	0.16%	7.54%	5.45%	4.46%	(1.00)%	2.98%	2.21%	31.01%
2008							(2.24)%	(0.43)%	(9.43)%	(19.09)%	(6.04)%	3.29%

MSCI® WORLD INDEX

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2011	2.28%	3.55%	(0.94)%	4.31%	(1.97)%	(1.54)%	(1.79)%	(7.00)%	(8.60)%	10.37%	(2.38)%
2010	(4.11)%	1.45%	6.25%	0.07%	(9.48)%	(3.39)%	8.13%	(3.69)%	9.36%	3.75%	(2.11)%	7.39%	12.34%
2009	(8.73)%	(10.17)%	7.60%	11.32%	9.19%	(0.41)%	8.50%	4.17%	4.02%	(1.76)%	4.14%	1.83%	30.79%
2008							(2.42)%	(1.36)%	(11.85)%	(18.93)%	(6.40)%	3.26%

SUMMARY STATISTICS (periods ended November 30, 2011)1,2,3,4,5
RETURN

	YTD	1 Year	2 Years	3 Years	Since July 1, 2008
Pro Forma Net Of Fees	(2.33)%	6.26%	5.65%	13.42%	(0.82)%
Gross Of Fees	(1.15)%	7.64%	7.03%	14.89%	0.48%
MSCI® World Index	(5.00)%	2.02%	4.25%	12.96%	(2.17)%

1  Performance was calculated using Global Investment Performance Standards ("GIPS"). This method of calculating performance differs from the SEC's standardized methodology, which may produce different results.

2  Performance is calculated using a net asset value to net asset value methodology which incorporates all trades, prices, accruals and updated security records on trade date basis.

3  Performance is presented gross and net of the Fund's annual fund operating expenses (after contractual waivers that were in place until September 30, 2013).

4  The MSCI® World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

5  Although the other accounts commenced operations on January 1, 2007 or April 17, 1998, the other accounts only began investing in accordance with their current investment strategies on July 1, 2008. The performance shown represents performance since the other accounts began investing in accordance with their current investment strategies.

Appendix C

Prior Performance of Similarly Advised Account of the Boston Partners Global Long/Short Fund

The Adviser has experience in managing a private fund with substantially similar investment objectives, policies and strategies as the Boston Partners Global Long/Short Fund. The table on the following page is provided to illustrate the past performance of the Adviser in managing the private fund and does not represent the performance of the Fund. Investors should not consider this performance information as a substitute for the performance of the Fund, nor should investors consider this information as an indication of the future performance of the Fund or of the Adviser. The performance information has been adjusted to show the performance of the private fund net of the Fund's annual fund operating expenses (after contractual waivers that were in place through December 31, 2015). The Fund's results in the future also may be different because the private fund is not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the private fund. In addition, the securities held by the Fund will not be identical to the securities held by the private fund.

The performance of the private fund is also compared to the performance of an appropriate broad-based securities benchmark index. This index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in the Index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

Monthly Performance Table (since inception July 1, 2013)1,2,3,4,5

PRO FORMA NET OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
2014	(1.99)%	2.28%	0.55%	(0.81)%	1.90%	(0.18)%	1.26%	0.88%	(1.18)%	(0.18)%	1.06%
2013							2.10%	(2.25)%	1.68%	2.82%	1.89%	1.61%

GROSS OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
2014	(1.84)%	2.28%	0.70%	(0.66)%	2.05%	(0.03)%	1.40%	1.03%	(1.04)%	(0.03)%	1.20%
2013							2.25%	(2.11)%	1.82%	2.96%	2.04%	1.76%

MSCI® WORLD INDEX

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
2014	(3.68)%	5.06%	0.20%	1.08%	2.06%	1.83%	(1.57)%	2.24%	(2.67)%	0.67%	2.05%
2013							5.29%	(2.09)%	5.04%	3.94%	1.82%	2.15%

SUMMARY STATISTICS (periods ended November 30, 2014)1,2,3,4,5
RETURN

	3 Months	YTD	Since Inception
Pro Forma Net Of Fees	(0.32)%	3.56%	8.24%
Gross Of Fees	0.12%	5.09%	10.03%
MSCI® World Index	(0.01)%	7.19%	17.39%

1  Performance was calculated using Global Investment Performance Standards ("GIPS"). This method of calculating performance differs from the SEC's standardized methodology, which may produce different results.

2  Performance is calculated using a net asset value to net asset value methodology which incorporates all trades, prices, accruals and updated security records on a trade date basis.

3  Performance is presented gross and net of the Fund's annual fund operating expenses (after contractual waivers that were in place until December 31, 2014) of the Fund's average daily net assets.

4  The MSCI® World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

5  Although the private fund commenced operations on March 1, 2013, the private fund only began investing in accordance with its current investment strategies on July 1, 2013. The performance shown represents performance since the private fund began investing in accordance with its current investment strategies.

FINANCIAL HIGHLIGHTS

The tables in the Financial Highlights section below set forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information has been derived from the Funds' financial statements and has been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm. This information should be read in conjunction with the Funds' financial statements which, together with the report of the independent registered public accounting firm, are included in the Funds' annual report for the fiscal year ended August 31, 2016 and is available at no cost upon request (see back cover for ordering instructions).

	Boston Partners Small Cap Value Fund II
	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$21.89	$22.65	$19.06	$15.31	$12.92
Net investment income/(loss)*	0.18	0.21	0.15	0.09	0.05
Net realized and unrealized gain/(loss) on investments	2.00	(0.54)	3.53	3.75	2.39
Net increase/(decrease) in net assets resulting from operations	2.18	(0.33)	3.68	3.84	2.44
Dividends and distributions to shareholders from:
Net investment income	(0.12)	(0.15)	(0.09)	(0.09)	(0.05)
Net realized gains	(0.95)	(0.28)	—	—	—
Total dividends and distributions to shareholders	(1.07)	(0.43)	(0.09)	(0.09)	(0.05)
Redemption fees*	— (3)	—	— (3)	—	— (3)
Net asset value, end of period	$23.00	$21.89	$22.65	$19.06	$15.31
Total investment return (1)(2)	10.67%	(1.45)%	19.33%	25.19%	18.98%
Ratios/Supplemental Data
Net assets, end of period (000)	$279,049	$180,057	$102,112	$76,442	$53,604
Ratio of expenses to average net assets with waivers, reimbursements and recoupments if any	1.10%	1.10%	1.21%	1.29%	1.30%
Ratio of expenses to average net assets without waivers, reimbursements and recoupments if any	1.22%	1.23%	1.23%	1.29%	1.36%
Ratio of net investment income/ (loss) to average net assets with waivers and reimbursements	0.86%	0.91%	0.68%	0.53%	0.37%
Portfolio turnover rate	29%	14%	16%	19%	32%

*  Calculated based on average shares outstanding for the period.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees, if any, are reflected in total return calculations.

(3)  Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS

	Boston Partners All-Cap Value Fund
	For the Year Ended August 31, 2016		For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$22.08		$23.00	$19.19	$15.57	$14.34
Net investment income/(loss)*	0.30		0.30	0.22	0.24	0.20
Net realized and unrealized gain/(loss) on investments	2.15		(0.08)	4.39	3.75	2.04
Net increase/(decrease) in net assets resulting from operations	2.45		0.22	4.61	3.99	2.24
Dividends and distributions to shareholders from:
Net investment income	(0.30)		(0.22)	(0.18)	(0.27)	(0.12)
Net realized gains	(1.11)		(0.92)	(0.62)	(0.10)	(0.89)
Total dividends and distributions to shareholders	(1.41)		(1.14)	(0.80)	(0.37)	(1.01)
Redemption fees*	—		—	—	—	—
Net asset value, end of period	$23.12		$22.08	$23.00	$19.19	$15.57
Total investment return (1)(2)	11.68%		0.88%	24.52%	26.11%	16.73%
Ratios/Supplemental Data
Net assets, end of period (000)	$1,016,106		$793,098	$736,475	$441,856	$343,885
Ratio of expenses to average net assets with waivers and reimbursements and recoupment, if any	0.77%		0.70%	0.70%	0.70%	0.70%
Ratio of expenses to average net assets without waivers and reimbursements and recoupments, if any	0.96%		0.95%	0.94%	0.97%	1.03%
Ratio of net investment income/ (loss) to average net assets with waivers and reimbursements and recoupments, if any	1.41%		1.32%	1.05%	1.37%	1.38%
Portfolio turnover rate	30	%(3)	33%	26%	32%	33%

*  Calculated based on average shares outstanding for the period.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees, if any, are reflected in total return calculations.

(3)  Portfolio turnover rate excludes securities delivered/received from processing redemptions/ subscriptions in-kind.

FINANCIAL HIGHLIGHTS

	Boston Partners Long/Short Equity Fund
	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$19.04	$22.65	$20.94	$20.47	$19.88
Net investment income/(loss)*	(0.35)	(0.84)	(0.63)	(0.54)	(0.54)
Net realized and unrealized gain/(loss) on investments	3.04	(1.01)	3.57	2.24	3.15
Net increase/(decrease) in net assets resulting from operations	2.69	(1.85)	2.94	1.70	2.61
Dividends and distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized gains	(1.64)	(1.77)	(1.24)	(1.24)	(2.03)
Total dividends and distributions to shareholders	(1.64)	(1.77)	(1.24)	(1.24)	(2.03)
Redemption fees*	— (3)	0.01	0.01	0.01	0.01
Net asset value, end of period	$20.09	$19.04	$22.65	$20.94	$20.47
Total investment return (1)(2)	15.36%	(8.35)%	14.72%	8.61%	14.16%
Ratios/Supplemental Data
Net assets, end of period (000)	$731,894	$493,751	$676,756	$620,804	$505,108
Ratio of expenses to average net assets with waivers, reimbursements and recoupments if any	3.57%	5.64%	4.33%	4.30%	4.29%
Ratio of expenses to average net assets with waivers, reimbursements and recoupments if any (excluding dividend and interest expense)	2.46%	2.47%	2.42%	2.43%	2.48%
Ratio of expenses to average net assets without waivers, reimbursements and recoupments if any	3.57%	5.64%	4.33%	4.30%	4.29%
Ratio of net investment gain/(loss) to average net assets with waivers and reimbursements	(1.79)%	(4.22)%	(2.93)%	(2.58)%	(2.68)%
Portfolio turnover rate	72%	75%	65%	67%	71%

*  Calculated based on average shares outstanding for the period.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees, if any, are reflected in total return calculations.

(3)  Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS

	Boston Partners Long/Short Research Fund
	For the Year Ended August 31, 2016		For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$15.20		$15.14	$13.30	$11.91	$10.60
Net investment income/(loss)*	(0.06	)(4)	(0.14)	(0.12)	(0.14)	(0.13)
Net realized and unrealized gain/(loss) on investments	0.67		0.40	2.02	1.66	1.53
Net increase/(decrease) in net assets resulting from operations	0.61		0.26	1.90	1.52	1.40
Dividends and distributions to shareholders from:
Net investment income	—		—	—	—	—
Net realized gains	(0.58)		(0.20)	(0.06)	(0.13)	(0.09)
Total dividends and distributions to shareholders	(0.58)		(0.20)	(0.06)	(0.13)	(0.09)
Redemption fees*	—	(3)	— (3)	— (3)	— (3)	—	(3)
Net asset value, end of period	$15.23		$15.20	$15.14	$13.30	$11.91
Total investment return (1)(2)	4.10%		1.73%	14.28%	12.81%	13.32%
Ratios/Supplemental Data
Net assets, end of period (000)	$6,403,404		$6,738,894	$5,054,388	$1,743,406	$254,170
Ratio of expenses to average net assets with waivers, reimbursements and recoupments if any	2.51%		2.43%	2.52%	2.75%	2.81%
Ratio of expenses to average net assets with waivers, reimbursements and recoupments if any (excluding dividend and interest expense)	1.41%		1.39%	1.39%	1.48%	1.54%
Ratio of expenses to average net assets without waivers, reimbursements and recoupments if any	2.51%		2.43%	2.52%	2.71%	2.84%
Ratio of net investment income/ (loss) to average net assets with waivers and reimbursements	(0.38	)%(4)	(0.92)%	(0.81)%	(1.09)%	(1.12)%
Portfolio turnover rate	53%		62%	57%	65%	53	%(5)

*  Calculated based on average shares outstanding for the period.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees, if any, are reflected in total return calculations.

(3)  Amount is less than $0.005 per share.

(4)  Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.10) for Institutional Class. The ratio of net investment loss would have been (0.66)% for Institutional Class.

(5)  Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

FINANCIAL HIGHLIGHTS

	WPG Partners Small/Micro Cap Value Fund
	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$15.40	$20.42	$19.06	$14.32	$12.31
Net investment income/(loss)*	0.07	0.13	0.07	0.07	(0.05)
Net realized and unrealized gain/(loss) on investments	0.46	(2.84)	3.16	4.74	2.06
Net increase/(decrease) in net assets resulting from operations	0.53	(2.71)	3.23	4.81	2.01
Dividends and distributions to shareholders from:
Net investment income	(0.10)	(0.13)	(0.02)	(0.07)	—
Net realized gains	(0.33)	(2.18)	(1.85)	—	—
Total dividends and distributions to shareholders	(0.43)	(2.31)	(1.87)	(0.07)	—
Redemption fees*	—	— (3)	—	—	— (3)
Net asset value, end of period	$15.50	$15.40	$20.42	$19.06	$14.32
Total investment return (1)(2)	3.74%	(14.01)%	17.46%	33.71%	16.33%
Ratios/Supplemental Data
Net assets, end of period (000)	$33,929	$36,461	$46,008	$40,754	$37,367
Ratio of expenses to average net assets with waivers and reimbursements and recoupment, if any	1.10%	1.10%	1.36%	1.54%	1.70%
Ratio of expenses to average net assets without waivers and reimbursements and recoupments, if any	1.55%	1.41%	1.42%	1.54%	1.70%
Ratio of net investment income/ (loss) to average net assets with waivers and reimbursements and recoupments, if any	0.47%	0.78%	0.35%	0.41%	(0.34)%
Portfolio turnover rate	62%	80%	75%	72%	84%

*  Calculated based on average shares outstanding for the period.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees, if any, are reflected in total return calculations.

(3)  Amount is less than $0.005.

FINANCIAL HIGHLIGHTS

	Boston Partners Global Equity Fund
	For the Period Ended August 31, 2016		For the Period Ended August 31, 2015	For the Period Ended August 31, 2014	For the Period Ended August 31, 2013	For the Period December 30, 2011** through August 31, 2012
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$14.66		$15.59	$12.97	$11.00	$10.00
Net investment income/(loss)*	0.35	(5)	0.13	0.18	0.12	0.10
Net realized and unrealized gain/(loss) on investments	0.66		(0.40)	2.82	2.07	0.90
Net increase/(decrease) in net assets resulting from operations	1.01		(0.27)	3.00	2.19	1.00
Dividends and distribution to shareholders from:
Net investment income	(0.05)		(0.14)	(0.02)	(0.13)	—
Net realized gains	(0.02)		(0.52)	(0.36)	(0.09)	—
Total dividends and distributions to shareholders	(0.07)		(0.66)	(0.38)	(0.22)	—
Redemption fees*	—		—	—	—	—
Net asset value, end of period	$15.60		$14.66	$15.59	$12.97	$11.00
Total investment return (1)(2)	6.90%		(1.75)%	23.39%	20.14%	10.00%
Ratios/Supplemental Data
Net assets, end of period (000)	$415,999		$279,978	$60,087	$11,496	$11,234
Ratio of expenses to average net assets with waivers and reimbursements and recoupments, if any	0.95%		0.95%	0.96%	1.30%	1.30	%(4)
Ratio of expenses to average net assets without waivers and reimbursements and recoupments, if any	1.10%		1.24%	1.39%	3.05%	3.56	%(4)
Ratio of net investment income/ (loss) to average net assets with waivers and reimbursements and recoupments, if any	2.38	%(5)	0.86%	1.20%	1.00%	1.39	%(4)
Portfolio turnover rate	80%		98%	136%	102%	83	%(5)

*  Calculated based on average shares outstanding for the period.

**  Commencement of operations.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees, if any, are reflected in total return calculations.

(3)  Amount is less than $0.005.

(4)  Annualized.

(5)  Not Annualized.

(6)  Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.18. The ratio of net investment income would have been 1.25%.

FINANCIAL HIGHLIGHTS

	Boston Partners Global Long/Short Fund
	For the Period Ended August 31, 2016		For the Period Ended August 31, 2015	For the Period December 31, 2013** through August 31, 2014
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$10.55		$10.30	$10.00
Net investment gain/(loss)*	0.05	(6)	(0.13)	(0.14)
Net realized and unrealized gain/(loss) on investments	0.34		0.38	0.44
Net increase/(decrease) in net assets resulting from operations	0.39		0.25	0.30
Dividends and distributions to shareholders from:
Net investment income	—		—	—
Net realized gains	(0.04)		—	—
Total dividends and distributions to shareholders	(0.04)		—	—
Redemption fees*	—	(3)	— (3)	—	(3)
Net asset value, end of period	$10.90		$10.55	$10.30
Total investment return (1)(2)	3.74%		2.43%	3.00%
Ratios/Supplemental Data
Net assets, end of period (000)	$853,621		$317,600	$37,403
Ratio of expenses to average net assets with waivers and reimbursements and recoupment, if any	2.99%		3.09%	3.88	%(4)
Ratio of expenses to average net assets with waivers, reimbursements (excluding dividend and interest expenses)	1.74%		1.96%	2.00	%(4)
Ratio of expenses to average net assets without waivers and reimbursements and recoupments, if any	2.99%		3.05%	4.89	%(4)
Ratio of net investment gain/(loss) to average net assets with waivers and reimbursements and recoupments, if any	0.47	%(6)	(1.27)%	(2.04	)%(4)
Portfolio turnover rate	137%		132%	72	%(5)

*  Calculated based on average shares outstanding.

**  Commencement of operations.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees, if any, are reflected in total return calculations.

(3)  Amount is less than $0.005 per share.

(4)  Annualized.

(5)  Not Annualized.

(6)  Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $(0.09) for Institutional Class. The ratio of net investment income (loss) per share would have been (0.88)% for Institutional Class.

FINANCIAL HIGHLIGHTS

	Boston Partners Global Emerging Markets Long/Short Fund
	For the Period December 15, 2015** through August 31, 2016
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$10.00
Net investment gain/(loss)*	(0.09)
Net realized and unrealized gain/(loss) on investments	1.24
Net increase/(decrease) in net assets resulting from operations	1.15
Dividends and distributions to shareholders from:
Net investment income	—
Net realized gains	—
Total dividends and distributions to shareholders	—
Redemption fees*	—
Net asset value, end of period	$11.15
Total investment return (1)(2)	11.50%
Ratios/Supplemental Data
Net assets, end of period (000)	$10,938
Ratio of expenses to average net assets with waivers and reimbursements	3.87	%(4)
Ratio of expenses to average net assets with waivers, reimbursements (excluding dividend and interest expenses)	2.10	%(4)
Ratio of expenses to average net assets without waivers and reimbursements	7.82	%(4)
Ratio of net investment gain/(loss) to average net assets with waivers and reimbursements	(1.26	)%(4)
Portfolio turnover rate	229	%(3)(5)

*  Calculated based on average shares outstanding.

**  Inception date.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees, if any, are reflected in total return calculations.

(3)  Portfolio turnover rate excludes securities delivered/received from processing redemptions/subscriptions in-kind.

(4)  Annualized.

(5)  Not Annualized.

BOSTON PARTNERS INVESTMENT FUNDS
of
The RBB Fund, Inc.
1-888-261-4073
http://www.boston-partners.com

For More Information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Boston Partners Investment Funds is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about each Fund's investments, describe each Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Funds' performance during their last fiscal year. The annual and semi-annual reports to shareholders may be obtained by visiting http://www.boston-partners.com.

Statement of Additional Information

The Funds' SAI, dated February 28, 2017, has been filed with the SEC. The SAI, which includes additional information about the Boston Partners Investment Funds, may be obtained free of charge, along with the annual and semi-annual reports, by calling 1-888-261-4073. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally part of the prospectus).The SAI is available on the Adviser's website at http://www.boston-partners.com.

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: 1-888-261-4073 or visit the website of the Adviser at http://www.boston-partners.com.

Purchases and Redemptions

Call 1-888-261-4073.

Written Correspondence

Street Address:

Boston Partners Investment Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202

P.O. Box Address:

Boston Partners Investment Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701

Securities and Exchange Commission

You may also view and copy information about the Company and the Funds, including the SAI, by visiting the SEC's Public Reference Room in Washington, DC or the EDGAR Database on the SEC's Internet site at www.sec.gov.You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-1520.You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

Investor Class
Boston Partners Investment Funds

of The RBB Fund, Inc.

Prospectus February 28, 2017

Boston Partners Small Cap Value Fund II – BPSCX

Boston Partners All-Cap Value Fund – BPAVX

Boston Partners Long/Short Equity Fund – BPLEX

Boston Partners Long/Short Research Fund – BPRRX

Boston Partners Global Equity Fund – BPGRX

Boston Partners Global Long/Short Fund – BGRSX

The securities described in this prospectus have been registered with the Securities and Exchange Commission ("SEC"). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

SUMMARY SECTION — BOSTON PARTNERS SMALL CAP VALUE FUND II	3
SUMMARY SECTION — BOSTON PARTNERS ALL-CAP VALUE FUND	9
SUMMARY SECTION — BOSTON PARTNERS LONG/SHORT EQUITY FUND	15
SUMMARY SECTION — BOSTON PARTNERS LONG/SHORT RESEARCH FUND	22
SUMMARY SECTION — BOSTON PARTNERS GLOBAL EQUITY FUND	29
SUMMARY SECTION — BOSTON PARTNERS GLOBAL LONG/SHORT FUND	36
ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISKS	44
MANAGEMENT OF THE FUNDS	48
SHAREHOLDER INFORMATION	53
ADDITIONAL INFORMATION	65
Appendix A	66
Appendix B	68
Appendix C	70
FINANCIAL HIGHLIGHTS	72

A look at the investment objectives, strategies, risks, expenses and financial history of each of the Boston Partners Investment Funds offered in this Prospectus.

Details about the Boston Partners Investment Funds' service providers offered in this Prospectus.

Policies and instructions for opening, maintaining and closing an account in any of the Boston Partners Investment Funds offered in this Prospectus.

2

SUMMARY SECTION — BOSTON PARTNERS SMALL CAP VALUE FUND II

Investment Objective

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

Investor Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%
Distribution and servicing (12b-1) fees	0.25%
Other expenses	0.22%
Total annual Fund operating expenses	1.47%
Fee waiver and/or expense reimbursement (1)	(0.12)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.35%

(1)  The Fund's investment adviser, Boston Partners Global Investors, Inc. (the "Adviser"), has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (excluding certain items discussed below) for the Fund's Investor Class shares exceeds 1.35% of the average daily net assets attributable to the Fund's Investor Class shares. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total annual Fund operating expenses to exceed 1.35%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2018 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Effective as of May 28, 2014, if at any time, the Fund's Total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.35% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$137	$453	$791	$1,747

3

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the fiscal year ended August 31, 2016, the portfolio turnover rate for the Fund was 29% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks of issuers with small market capitalizations and identified by the Adviser as having value characteristics. A small market capitalization issuer generally is considered to be one whose market capitalization is, at the time the Fund makes the investment, similar to the market capitalization of companies in the Russell 2000® Value Index. The Russell 2000® Value Index is an unmanaged index that contains stocks from the Russell 2000® Index with less than average growth orientation. As of November 30, 2016, the median market capitalization of this index was $1.5 billion and the largest stock was $6.9 billion. Please note that this range is as of a particular point in time and is subject to change.

The Fund generally invests in the equity securities of small companies. The Adviser will seek to invest in companies it considers to be well managed and to have attractive fundamental financial characteristics. The Adviser believes greater potential for price appreciation exists among small companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. The Fund may invest from time to time a portion of its assets, not to exceed 20% (under normal conditions) at the time of purchase, in companies with larger market capitalizations.

The Adviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the Adviser constantly monitors and adjusts as appropriate.

The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund may also invest up to 25% of its total assets in non U.S. dollar-denominated securities.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments and make investments inconsistent with its investment objective. The Adviser will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Management Risk. The Fund is subject to the risk of poor stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

4

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•  Small Cap Companies Risk. The Fund will invest in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than the market capitalization of companies in the Russell 2000® Value Index. Small market capitalization issuers are not as diversified in their business activities as issuers with market capitalizations greater than the market capitalization of companies in the Russell 2000® Value Index and are more susceptible to changes in the business cycle.

The small capitalization equity securities in which the Fund invests may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•  IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

5

Performance Information

The bar chart and table below illustrate the long-term performance of the Boston Partners Small Cap Value Fund II's Investor Class. The bar chart below shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.boston-partners.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	29.32% (quarter ended June 30, 2009)
Worst Quarter:	(26.42)% (quarter ended December 31, 2008)

6

Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Investor Class both before and after taxes for the past calendar year, past five calendar years and past ten calendar years to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Boston Partners Small Cap Value Fund II
Returns Before Taxes	25.68%	15.47%	7.70%
Returns After Taxes on Distributions (1)	25.07%	14.96%	6.75%
Returns After Taxes on Distributions and Sale of Fund Shares	15.04%	12.44%	6.09%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	31.74%	15.07%	6.26%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

7

Management of the Fund

Investment Adviser

Boston Partners Global Investors, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers

David M. Dabora, Senior Portfolio Manager since 2000
George Gumpert, Portfolio Manager since 2005

Purchase and Sale of Fund Shares

Minimum Initial Investment: $2,500
Minimum Additional Investment: $100

You can only purchase and redeem Investor Class shares of the Fund on days the New York Stock Exchange is open. Investor Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: Boston Partners Small Cap Value Fund II c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Purchase and Redemption By Wire: Request routing instructions by calling the Fund's transfer agent at 1-888-261-4073.
Redemption By Telephone: If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

8

SUMMARY SECTION — BOSTON PARTNERS ALL-CAP VALUE FUND

Investment Objective

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

Investor Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees (1)	0.70%
Distribution and servicing (12b-1) fees	0.25%
Other expenses	0.16%
Total annual Fund operating expenses	1.11%
Fee waiver and/or expense reimbursement (2)	(0.06)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.05%

(1)  Prior to February 28, 2017, the management fee was 0.80%.

(2)  The Fund's Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (excluding certain items discussed below) for the Fund's Investor Class shares exceeds 1.05% of the average daily net assets attributable to the Fund's Investor Class shares. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total annual Fund operating expenses to exceed 1.05%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2018 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. The Adviser may not recoup any of its waived investment advisory fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$107	$347	$606	$1,346

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the fiscal year ended August 31, 2016, the portfolio turnover rate for the Fund was 30% of the average value of its portfolio.

9

Summary of Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks of issuers across the capitalization spectrum and identified by the Adviser as having value characteristics.

The Adviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the Adviser constantly monitors and adjusts as appropriate.

The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals, such as return on equity and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund may also invest up to 20% of its total assets in non U.S. dollar denominated securities.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

The Fund may invest up to 10% of its net assets in securities that can be converted into common stock, such as certain debt securities and preferred stock.

The Fund may hedge overall portfolio exposure up to 40% of its net assets through the purchase and sale of index and individual put and call options.

In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing less than 25% of its total assets in any one industry.

While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments and make investments inconsistent with its investment objective. The Adviser will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Management Risk. The Fund is subject to the risk of poor stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•  Small/Mid-Cap Companies Risk. Investing in securities of companies with micro, small or mid-sized capitalizations tends to be riskier than investing in securities of companies with large capitalizations. Securities of companies with micro, small and mid-sized capitalizations tend to be more volatile than those of large cap companies and, on occasion, may fluctuate in the opposite direction of large cap company securities or the broader stock market averages.

10

The small capitalization equity securities in which the Fund invests may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

•  Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may "cover" a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•  IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

11

Performance Information

The bar chart and table below illustrate the long-term performance of the Boston Partners All-Cap Value Fund's Investor Class. The bar chart below shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.boston-partners.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	18.56% (quarter ended June 30, 2009)
Worst Quarter:	(17.62)% (quarter ended September 30, 2011)

12

Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Investor Class both before and after taxes for the past calendar year, past five calendar years and past ten calendar years to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Boston Partners All-Cap Value Fund
Return Before Taxes	14.52%	15.70%	8.27%
Return After Taxes on Distributions (1)	13.56%	14.56%	7.34%
Return After Taxes on Distributions and Sale of Fund Shares	9.03%	12.51%	6.55%
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)	18.40%	14.81%	5.76%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

13

Management of the Fund

Investment Adviser

Boston Partners Global Investors, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Manager

Duilio Ramallo, Senior Portfolio Manager since 2007

Purchase and Sale of Fund Shares

Minimum Initial Investment: $2,500
Minimum Additional Investment: $100

You can only purchase and redeem Investor Class shares of the Fund on days the New York Stock Exchange is open. Investor Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: Boston Partners All Cap Value Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Purchase and Redemption By Wire: Request routing instructions by calling the Fund's transfer agent at 1-888-261-4073
Redemption By Telephone: If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

14

SUMMARY SECTION — BOSTON PARTNERS LONG/SHORT EQUITY FUND

Investment Objective

The Fund seeks long-term capital appreciation while reducing exposure to general equity market risk. The Fund seeks a total return greater than that of the S&P 500® Index over a full market cycle.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

Investor Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	2.25%
Distribution and service (12b-1) fees	0.25%
Short Sale Expenses: (1)
Dividend expense on short sales	0.22%
Interest expense on borrowings	0.89%
Other operating expenses	0.21%
Total annual Fund operating expenses (2)	3.82%

(1)  There are additional costs associated with the use of short sales. Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared; thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on the securities sold short.

(2)  The Fund's Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund's Investor Class shares exceeds 2.75% of the average daily net assets attributable to the Fund's Investor Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, Total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 2.75%. This contractual limitation is in effect until February 28, 2018 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. The Adviser may not recoup any of its waived investment advisory fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$384	$1,166	$1,967	$4,053

15

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the fiscal year ended August 31, 2016, the portfolio turnover rate for the Fund was 72% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund invests in long positions in stocks identified by the Adviser as undervalued and takes short positions in stocks that the Adviser has identified as overvalued. The cash proceeds from short sales will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. Short sales are considered speculative transactions and a form of leverage. The Fund invests, both long and short, in securities principally traded in the United States markets. The Fund may invest in securities of companies operating for three years or less ("unseasoned issuers"). The Adviser will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a portfolio that has less volatility than the United States equity market generally. The Adviser examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Adviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the Adviser constantly monitors and adjusts as appropriate.

The Fund intends, under normal circumstances, to invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities.

Under normal circumstances, the Adviser expects that the Fund's long positions will not exceed approximately 125% of the Fund's net assets.

The Fund's long and short positions may involve (without limit) equity securities of foreign issuers that are traded in the markets of the United States. The Fund may also invest up to 20% of its total assets directly in equity securities of foreign issuers.

To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government and in short-term notes, commercial paper or other money market instruments.

The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

The Fund may invest from time to time a significant portion of its assets in smaller issuers which are more volatile and less liquid than investments in issuers with larger market capitalizations.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, used by corporations and other business organizations. High yield debt obligations are referred to as "junk bonds" and are not considered to be investment grade.

16

While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments and make investments inconsistent with its investment objective. The Adviser will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the long portfolio of the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•  High Yield Debt Obligations Risk. The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Such high yield debt obligations are referred to as "junk bonds" and are not considered to be investment grade.

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•  Management Risk. The Fund is subject to the risk of poor stock selection. In other words, the Adviser may not be successful in its strategy of taking long positions in stocks the manager believes to be undervalued and short positions in stocks the manager believes to be overvalued. Further, since the Adviser will manage both a long and a short portfolio, there is the risk that the Adviser may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio may make.

•  Short Sales Risk. Short sales of securities may result in gains if a security's price declines, but may result in losses if a security's price rises.

•  Unseasoned Issuers Risk. Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

•  Small-Cap Companies Risk. The small capitalization equity securities in which the Fund may invest may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Portfolio Turnover Risk. If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. A portfolio turnover rate of 100% is considered to be high. The annual portfolio turnover rate for the Fund is not expected to exceed 400%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

17

•  Segregated Account Risk. A security held in a segregated account cannot be sold while the position it is covering is outstanding, unless it is replaced with a similar security. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•  IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

18

Performance Information

The bar chart and table below illustrate the long-term performance of the Boston Partners Long/Short Equity Fund's Investor Class. The bar chart below shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.boston-partners.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	38.45% (quarter ended June 30, 2009)
Worst Quarter:	(19.44)% (quarter ended December 31, 2008)

19

Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Investor Class both before and after taxes for the past calendar year, past five calendar years and past ten calendar years to the average annual total returns of a broad-based securities market index for the same periods. Although the Fund compares its average total return to a broad-based securities market index, the Fund seeks returns that are not correlated to securities market returns. The Fund seeks to achieve a 12-15% return over a full market cycle; however, there can be no guarantee that such returns will be achieved.

	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Boston Partners Long/Short Equity Fund
Returns Before Taxes	22.19%	8.74%	10.67%
Returns After Taxes on Distributions (1)	22.19%	7.19%	8.29%
Returns After Taxes on Distributions and Sale of Fund Shares	12.56%	6.66%	7.82%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

20

Management of the Fund

Investment Adviser

Boston Partners Global Investors, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers

Robert T. Jones, Senior Portfolio Manager since 1995

Purchase and Sale of Fund Shares

Minimum Initial Investment: $2,500
Minimum Additional Investment: $100

The Fund is currently closed due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Fund will still be offered to existing shareholders of the Fund and certain other persons, as described in the section entitled "Purchase of Fund Shares" in this prospectus.

You can only purchase and redeem Investor Class shares of the Fund on days the New York Stock Exchange is open. Investor Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: Boston Partners Long/Short Equity Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Purchase and Redemption By Wire: Request routing instructions by calling the Fund's transfer agent at 1-888-261-4073

Redemption By Telephone: If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

21

SUMMARY SECTION — BOSTON PARTNERS LONG/SHORT RESEARCH FUND

Investment Objective

The Fund seeks to provide long-term total return.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

Investor Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.25%
Distribution (12b-1) fees	0.25%
Short Sale Expenses: (1)
Dividend expense on short sales	0.82%
Interest expense on borrowings	0.28%
Other operating expenses	0.16%
Total annual Fund operating expenses (2)	2.76%

(1)  There are additional costs associated with the use of short sales. Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared; thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on the securities sold short.

(2)  The Fund's Adviser has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) exceeds 1.75% of the average daily net assets attributable to the Fund's Investor Class shares. Because acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, Total Annual Fund Operating Expenses (after fee waivers and expense reimbursements) are expected to exceed 1.75%. This contractual limitation is in effect until at least February 28, 2018 and may not be terminated without Board approval. Effective as of the effective date of the Fund's first advisory agreement with the Adviser, if at any time the Fund's Total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.75% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$279	$856	$1,459	$3,090

22

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the fiscal year ended August 31, 2016, the portfolio turnover rate for the Fund was 53% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund uses a hedged strategy. The Fund actively invests in long positions in stocks identified by the Adviser as undervalued and takes short positions in stocks that the Adviser has identified as overvalued. The cash proceeds from short sales (i.e. sales of securities the Fund does not own) are invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. Short sales are considered speculative transactions and a form of leverage.

The Fund invests, both long and short, in equity securities issued by large-, mid- and small (or "micro")-cap companies, as well as other instruments that are convertible into equity securities. Equity securities in which the Fund may invest include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts ("REITs"), and equity participations. An equity participation is a type of loan that gives the lender a portion of equity ownership in a property, in addition to principal and interest payments. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. The Fund may invest in securities of companies operating for three years or less ("unseasoned issuers"). The Fund may also invest in depository receipts and equity securities of foreign companies (denominated in either U.S. dollars or foreign currencies), put and call options, futures, indexed securities and fixed-income securities (including bonds, notes, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments) and high yield securities (commonly referred to as "junk bonds"). Fixed income securities in which the Fund invests include those rated between AAA and D by a nationally recognized statistical rating organization ("NRSRO"), or deemed of comparable quality by the Adviser. The Adviser may also temporarily invest uninvested cash in money market funds and similar collective investment vehicles. The Fund may also seek to increase its income by lending portfolio securities.

The Adviser determines the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a portfolio that has less volatility than the U.S. equity market by investing less than 100% of its assets in net long positions. Selection of individual securities to be held long or sold short will be based on a mix of quantitative techniques and fundamental security analysis. The Adviser selects stocks on the basis of three criteria: value, fundamental business strength and momentum. The Adviser examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

Although the Fund seeks to follow a hedged strategy, there can be no assurance that the Fund's portfolio or investments will be insulated from market moves or effectively hedged against risk.

The Adviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the Adviser constantly monitors and adjusts as appropriate.

In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing less than 25% of its total assets in any one industry, except that the Fund may invest up to 30% in exchange-traded funds to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act"), and applicable SEC orders.

23

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The principal derivative instruments in which the Fund invests are futures and options on securities, securities indices or currencies, options on these futures, forward foreign currency contracts and interest rate or currency swaps. The Fund's investments in derivative instruments may be leveraged and result in losses exceeding the amounts invested.

While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments and make investments inconsistent with its investment objective. The Adviser will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the long portfolio of the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the price of these stocks will not move even lower.

•  High Yield Debt Obligations Risk. The Fund may invest up to 20% of its net assets in high yield debt obligations (of any rating, including defaulted securities and unrated securities), including bonds and debentures, issued by corporations and business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Such high yield debt obligations are referred to as "junk bonds" and are not considered to be investment grade.

•  Foreign Securities Risk. International investing is subject to special risks, including currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and financial practices.

•  Currency Risk. Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•  Management Risk. The Fund is subject to the risk of poor stock selection. The Adviser may be incorrect in the stocks it buys and believes to be undervalued and in stocks it sells short and believes to be overvalued. Further, since the Adviser will manage both a long and a short portfolio, there is the risk that the Adviser may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio.

•  Short Sales Risk. Short sales of securities may result in gains if a security's price declines, but may result in losses if a security's price rises. In a rising market, short positions may be more likely to result in losses because securities sold short may be more likely to increase in value. Short selling also involves the risks of: increased leverage, and its accompanying potential for losses; the potential inability to reacquire a security in a timely manner, or at an acceptable price; the possibility of the lender terminating the loan at any time, forcing the Fund to close the transaction under unfavorable circumstances; the additional costs that may be incurred; and the potential loss of investment flexibility caused by the Fund's obligations to provide collateral to the lender and set aside assets to cover the open position. Short sales "against the box" may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not "against the box" involve a form of investment leverage, and the amount of the Fund's loss on a short sale is potentially unlimited.

24

•  Unseasoned Issuers Risk. Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

•  Small-Cap Companies Risk. The small capitalization equity securities in which the Fund may invest may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  REITs Risk. REITs may be affected by economic forces and other factors related to the real estate industry. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITS that invest in real estate mortgages are also subject to prepayment risk. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.

•  Portfolio Turnover Risk. If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. A portfolio turnover rate of 100% is considered to be high. The annual portfolio turnover rate for the Fund is not expected to exceed 300%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.

•  Derivatives Risk. The Fund's investments in derivative instruments, which include futures and options on securities, securities indices or currencies, options on these futures, forward foreign currency contracts and interest rate or currency swaps, may be leveraged and result in losses exceeding the amounts invested.

•  Indexed Securities Risk. The Fund may invest in indexed securities whose value is linked to securities indices. Most such securities have values that rise and fall according to the change in one or more specified indices and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole.

•  Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

•  Exchange-Traded Fund Risk. Exchange-traded funds ("ETFs") are a type of investment company bought and sold on a securities exchange. An ETF typically represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. Some ETFs are actively-managed by an Adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection. The Fund may incur brokerage fees in connection with its purchase of ETF shares. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to the Fund's own expenses.

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Performance Information

The bar chart and table below illustrate the long-term performance of the Boston Partners Long/Short Research Fund's Investor Class. The bar chart below provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.boston-partners.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	8.29% (quarter ended December 31, 2011)
Worst Quarter:	(9.91)% (quarter ended September 30, 2011)

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Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Investor Class both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Years	Since Inception (November 29, 2010)
Boston Partners Long/Short Research Fund
Returns Before Taxes	3.40%	8.25%	7.76%
Returns After Taxes on Distributions (1)	3.40%	7.94%	7.47%
Returns After Taxes on Distributions and Sale of Fund Shares	1.92%	6.51%	6.16%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	10.30%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

27

Management of the Fund

Investment Adviser

Boston Partners Global Investors, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers

Joseph F. Feeney, Jr., Chief Investment Officer of Boston Partners, Portfolio Manager since inception of the Fund Eric Connerly, Director of Research-Quantitative, Portfolio Manager since inception of the Fund

Purchase and Sale of Fund Shares

Minimum Initial Investment: $2,500
Minimum Additional Investment: $100

You can only purchase and redeem Investor Class shares of the Fund on days the New York Stock Exchange is open. Investor Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: Boston Partners Long/Short Research Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Purchase and Redemption By Wire: Request routing instructions by calling the Fund's transfer agent at 1-888-261-4073.

Redemption By Telephone: If you selected the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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SUMMARY SECTION — BOSTON PARTNERS GLOBAL EQUITY FUND

Investment Objective

The Fund seeks to provide long-term capital growth.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

Investor Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.90%
Distribution and servicing (12b-1) fees	0.25%
Other expenses	0.34%
Total annual Fund operating expenses	1.49%
Fee waiver and/or expense reimbursement (1)	(0.29)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.20%

(1)  The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (excluding certain items discussed below) for the Fund's Investor Class shares exceeds 1.20% of the average daily net assets attributable to the Fund's Investor Class shares. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total annual Fund operating expenses to exceed 1.20%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2018 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Effective as of the effective date of the Fund's first advisory agreement with the Adviser, if at any time the Fund's Total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.20% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$122	$443	$786	$1,755

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the fiscal year ended August 31, 2016, the portfolio turnover rate for the Fund's Institutional Class was 80% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a non-diversified portfolio of equity and equity-related securities issued by U.S. and non-U.S. companies of any capitalization size. The Fund may invest in all types of equity and equity-related securities, including without limitation exchange-traded and over-the-counter common and preferred stocks, warrants, options, rights, convertible securities, sponsored and unsponsored depositary receipts and shares, trust certificates, participatory notes, limited partnership interests, shares of other investment companies (including exchanged-traded funds ("ETFs")) and real estate investment trusts ("REITs"), and equity participations. An equity participation is a type of loan that gives the lender a portion of equity ownership in a property, in addition to principal and interest payments. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

The Fund defines non-U.S. companies as companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States. Under normal market conditions, the Fund invests significantly (ordinarily at least 40% — unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30%) in non-U.S. companies. The Fund principally will be invested in issuers located in countries with developed securities markets, but may also invest in issuers located in emerging markets. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

The Fund generally invests in the equity securities of issuers believed by the Adviser to be undervalued in the marketplace, focusing on issuers that combine attractive valuations with catalysts for change. The Adviser applies a bottom-up stock selection process (i.e., one that focuses primarily on issuer-specific factors) in managing the Fund, using a combination of fundamental and quantitative analysis. In selecting investments for the Fund, the Adviser considers various factors such as price-to-book value, price-to-sales and earnings ratios, dividend yields, strength of management, and cash flow to identify securities that are trading at a price that appears to be lower than the issuer's inherent value.

The Adviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the Adviser constantly monitors and adjusts as appropriate.

The Fund may (but is not required to) invest in derivatives, including put and call options, futures, forward contracts and swaps, in lieu of investing directly in a security, currency or instrument, for hedging and non-hedging purposes.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities ("IPO").An IPO is a company's first offering of stock to the public. The Fund may also seek to increase its income by lending portfolio securities.

While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments and make investments inconsistent with its investment objective. The Adviser will determine when market conditions warrant temporary defensive measures.

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Summary of Principal Risks

•  Management Risk. The Fund is subject to the risk of poor stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. The Fund may invest in securities of foreign issuers either directly or through depositary receipts. Depositary receipts may be available through "sponsored" or "unsponsored" facilities. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Participatory notes ("P-notes") are derivative instruments used by investors to take positions in certain foreign securities. P-notes present similar risks to investing directly in such securities and also expose investors to counterparty risk.

•  Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

•  Currency Risk. Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•  Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

•  Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may "cover" a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations.

•  Derivatives Risk. The Fund's investments in derivative instruments, which include futures and options on securities, securities indices or currencies, options on these futures, forward foreign currency contracts and interest rate or currency swaps, may be leveraged and result in losses exceeding the amounts invested.

•  REITs Risk. REITs may be affected by economic forces and other factors related to the real estate industry. These risks include possible declines in the value of real estate, possible lack of availability of mortgage fund and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risk. Investing in REITs may involve risks similar to those associated with investing in small

31

capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.

•  Small/Mid-Cap Companies Risk. Investing in securities of companies with micro, small or mid-sized capitalizations tends to be riskier than investing in securities of companies with large capitalizations. Securities of companies with micro, small and mid-sized capitalizations tend to be more volatile than those of large cap companies and, on occasion, may fluctuate in the opposite direction of large cap company securities or the broader stock market averages.

The small capitalization equity securities in which the Fund invests may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. Redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

•  Exchange-Traded Fund Risk. Exchange-traded funds ("ETFs") are a type of investment company bought and sold on a securities exchange. An ETF typically represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. Some ETFs are actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection. The Fund may incur brokerage fees in connection with its purchase of ETF shares. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees in addition to the Fund's own expenses.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•  IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

•  Non-Diversification Risk. The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

32

Performance Information

As of the date of this Prospectus, the Boston Partners Global Equity Fund's Investor Class has not yet commenced operations. The bar chart and table below illustrate the performance of the Fund's Institutional Class, which is offered in a separate Prospectus. Had the Investor Class been operational during the periods in the chart and table below, it would have had substantially similar annual returns as the Institutional Class because the Investor Class is invested in the same portfolio of securities. Annual returns would differ only to the extent that the Investor Class and Institutional Class do not have the same expenses. The bar chart below shows you how the Fund's performance has varied year by year and provides some indication of the risk of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.boston-partners.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	11.70% (quarter ended March 31, 2012)
Worst Quarter:	(9.22)% (quarter ended September 30, 2015)

33

Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Institutional Class both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns for the Period Ended December 31, 2016
	1 Year	5 Years	Since Inception (December 30, 2011)
Boston Partners Global Equity Fund
Return Before Taxes	8.50%	11.79%	11.79%
Return After Taxes on Distributions (1)	8.02%	11.15%	11.14%
Return After Taxes on Distributions and Sale of Shares	5.21%	9.29%	9.29%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	8.15%	11.04%	11.04%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

34

Management of the Fund

Investment Adviser

Boston Partners Global Investors, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers

Christopher K. Hart, Portfolio Manager, and a Portfolio Manager of the Fund since inception
Joshua Jones, a Portfolio Manager of the Fund since June, 2013
Joseph F. Feeney, Jr. Chief Investment Officer of Boston Partners, Portfolio Manager of the Fund since inception and oversees both the team and the strategy

Purchase and Sale of Fund Shares

Minimum Initial Investment: $2,500
Minimum Additional Investment: $100

You can only purchase and redeem Investor Class shares of the Fund on days the New York Stock Exchange is open. Investor Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: Boston Partners Global Equity Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Purchase and Redemption By Wire: Request routing instructions by calling the Fund's transfer agent at 1-888-261-4073.

Redemption By Telephone: If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

35

SUMMARY SECTION — BOSTON PARTNERS GLOBAL LONG/SHORT FUND

Investment Objective

The Fund seeks long-term growth of capital.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

Investor Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.50%
Distribution and servicing (12b-1) fees	0.25%
Short Sale Expenses: (1)
Dividend expense on short sales	0.86%
Interest expense on borrowings	0.39%
Other operating expenses	0.24%
Total annual Fund operating expenses (2)	3.24%

(1)  There are additional costs associated with the use of short sales. Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared; thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on the securities sold short.

(2)  The Fund's Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund's Investor Class shares exceeds 2.25% of the average daily net assets attributable to the Fund's Investor Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, Total annual Fund operating expenses (after fee waivers and/or expense reimbursements) are expected to exceed 2.25%. This contractual limitation is in effect until February 28, 2018 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Effective as of the effective date of the Fund's first advisory agreement with the Adviser, if at any time the Fund's Total annual Fund operating expenses for that year are less than 2.25% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and Fund operating expenses remain the same. Although your actual costs and returns might be different, based on these assumptions your costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$327	$998	$1,693	$3,540

36

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the fiscal year ended August 31, 2016, the portfolio turnover rate for the Fund was 137% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund invests in long positions in stocks identified by the Adviser as undervalued and takes short positions in stocks that the Adviser has identified as overvalued. The cash proceeds from short sales will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. Short sales are considered speculative transactions and a form of leverage The Fund invests, both long and short, in securities issued by U.S. and non-U.S. companies of any capitalization size.

With a long position, the Fund purchases a stock outright; with a short position, the Fund sells a security that it does not own and must borrow to meet its settlement obligations. The Fund may invest in securities of companies operating for three years or less ("unseasoned issuers"). The Adviser will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Adviser examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals, including return on equity, earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund may invest in all types of equity and equity-related securities, including without limitation exchange-traded and over-the-counter common and preferred stocks, warrants, options, rights, convertible securities, sponsored and unsponsored depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies (including exchanged-traded funds ("ETFs")), real estate investment trusts ("REITs") and equity participations. An equity participation is a type of loan that gives the lender a portion of equity ownership in a property, in addition to principal and interest payments. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

The Fund defines non-U.S. companies as companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States. Under normal market conditions, the Fund invests significantly (ordinarily at least 40% — unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30%) in non-U.S. companies. The Fund principally will be invested in issuers located in countries with developed securities markets, but may also invest in issuers located in emerging markets. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

The Fund's portfolio is rebalanced regularly. The Adviser assesses each investment's changing characteristics relative to its contribution to portfolio risk. The Adviser will sell an investment held long or close out a short position that the Adviser believes no longer offers an appropriate return-to-risk tradeoff.

Under normal circumstances, the Adviser expects to sell securities short so that the Fund's portfolio is approximately 50% net long with an average of between 30% and 70% net long.

To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government and in short-term notes, commercial paper or other money market instruments.

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The Adviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the Adviser constantly monitors and adjusts as appropriate.

The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

The Fund may invest from time to time a significant portion of its assets in smaller issuers which are more volatile and less liquid than investments in issuers with larger market capitalizations.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, used by U.S. and foreign corporations and other business organizations (e.g. trusts or limited liability companies). Such high yield debt obligations are not considered to be investment grade. Non-investment grade fixed income securities (commonly known as "junk bonds") are rated BB or lower by Standard & Poor's Rating Group, or have a comparable rating by another nationally recognized statistical rating organization (or, if unrated are determined by the Adviser to be of comparable quality at the time of investment). The Fund may invest in securities of the lowest rating category, including securities in default. The Adviser may, but is not required to, sell a bond or note held by the Fund in the event that its credit rating is downgraded.

The Fund may (but is not required to) invest in derivatives, including put and call options, futures, forward contracts and swaps, in lieu of investing directly in a security, currency or instrument, for hedging and non-hedging purposes.

While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments and make investments inconsistent with its investment objectives. The Adviser will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Management Risk. The Fund is subject to the risk of poor stock selection. In other words, the Adviser may not be successful in its strategy of taking long positions in stocks the manager believes to be undervalued and short positions in stocks the manager believes to be overvalued. Further, since the Adviser will manage both a long and a short portfolio, there is the risk that the Adviser may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio may make.

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the long portfolio of the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•  High Yield Debt Obligations Risk. The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Such high yield debt obligations are referred to as "junk bonds" and are not considered to be investment grade.

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. The Fund may invest in securities of foreign issuers either directly or through depositary receipts. Depositary receipts may be available through "sponsored" or "unsponsored" facilities.

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Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Participatory notes ("P-notes") are derivative instruments used by investors to take positions in certain foreign securities. P-notes present similar risks to investing directly in such securities and also expose investors to counterparty risk.

•  Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

•  Currency Risk. Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•  Short Sales Risk. Short sales of securities may result in gains if a security's price declines, but may result in losses if a security's price rises. In a rising market, short positions may be more likely to result in losses because securities sold short may be more likely to increase in value. Short selling also involves the risks of: increased leverage, and its accompanying potential for losses; the potential inability to reacquire a security in a timely manner, or at an acceptable price; the possibility of the lender terminating the loan at any time, forcing the Fund to close the transaction under unfavorable circumstances; the additional costs that may be incurred; and the potential loss of investment flexibility caused by the Fund's obligations to provide collateral to the lender and set aside assets to cover the open position. Short sales "against the box" may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not "against the box" involve a form of investment leverage, and the amount of the Fund's loss on a short sale is potentially unlimited. The use of short sales may cause the Fund to have higher expenses than those of other equity mutual funds because of higher transaction costs, premiums, interest or dividends payable to the lender.

•  Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

•  Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may "cover" a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations. Losses incurred by the Fund in writing options can be potentially unlimited.

•  Derivatives Risk. The Fund's investments in derivative instruments, which include futures and options on securities, securities indices or currencies, options on these futures, forward foreign currency contracts and interest rate or currency swaps, may be leveraged and result in losses exceeding the amounts invested.

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•  REITs Risk. REITs may be affected by economic forces and other factors related to the real estate industry. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risk. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by an externally managed REIT in which it invests.

•  Unseasoned Issuers Risk. Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

•  Small-Cap Companies Risk. The small capitalization equity securities in which the Fund may invest may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Portfolio Turnover Risk. If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. A portfolio turnover rate of 100% is considered to be high. The annual portfolio turnover rate for the Fund is not expected to exceed 400%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

•  Segregated Account Risk. A security held in a segregated account cannot be sold while the position it is covering is outstanding, unless it is replaced with a similar security. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•  IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

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•  Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

•  Exchange-Traded Fund Risk. Exchange-traded funds ("ETFs") are a type of investment company bought and sold on a securities exchange. An ETF typically represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. Some ETFs are actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection. The Fund may incur brokerage fees in connection with its purchase of ETF shares. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to the Fund's own expenses.

•  Non-Diversification Risk. The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

Performance Information

The bar chart and table below illustrate the long-term performance of the Boston Partners Global Long/Short Fund's Investor Class. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.boston-partners.com or 1-888-261-4073.

Total Returns for the Calendar Year Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	4.01% (quarter ended June 30, 2015)
Worst Quarter:	(2.26)% (quarter ended September 30, 2015)

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Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Investor Class both before and after taxes for the past calendar year and since inception to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	Since Inception (April 11, 2014)
Boston Partners Global Long/Short Fund
Returns Before Taxes	2.09%	4.06%
Returns After Taxes on Distributions (1)	2.06%	4.01%
Returns After Taxes on Distributions and Sale of Fund Shares	1.21%	3.12%
MSCI® World Index (reflects no deduction for fees, expenses or taxes)	8.15%	9.23%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Management of the Fund

Investment Adviser

Boston Partners Global Investors, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers

Christopher K. Hart, Portfolio Manager of the Fund since inception
Joshua Jones, Portfolio Manager of the Fund since inception
Joseph F. Feeney, Jr., Chief Investment Officer of Boston Partners, Portfolio Manager of the Fund since inception and oversees both the team and the strategy

Purchase and Sale of Fund Shares

Minimum Initial Investment: $2,500
Minimum Additional Investment: $100

You can only purchase and redeem Investor Class shares of the Fund on days the New York Stock Exchange is open. Investor Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: Boston Partners Global Long/Short Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Purchase and Redemption By Wire: Request routing instructions by calling the Fund's transfer agent at 1-888-261-4073.

Redemption By Telephone: If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISKS

Each of Boston Partners Small Cap Value Fund II, Boston Partners All-Cap Value Fund, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, Boston Partners Global Equity Fund, and Boston Partners Global Long/Short Fund (collectively referred to as the "Boston Partners Investment Funds" or the "Funds") is a series of The RBB Fund, Inc. (the "Company"), a Maryland Corporation. This section provides some additional information about the Funds' investments and certain portfolio management techniques that certain Funds may use. More information about the Funds' investments and portfolio management techniques, some of which entail risks, is included in the Statement of Additional Information ("SAI").

Investment Objectives

The Funds' investment objectives may be changed by the Board of Directors of the Company without shareholder approval. Shareholders will, however, receive 60 days' prior notice of any changes. Any such changes may result in the Funds having investment objectives different from the objectives that the shareholder considered appropriate at the time of investment in the Funds.

Additional Information About the Funds' Principal Investments and Risks

Derivative Contracts. Each of the Funds, except for the Boston Partners Small Cap Value II Fund, may, but need not, use derivative contracts for any of the following purposes:

•  To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be purchased; or

•  As a substitute for buying or selling currencies or securities.

The Boston Partners All-Cap Value Fund, Boston Partners Global Equity Fund, and Boston Partners Global Long/Short Fund may, but need not, use derivative contracts for the following purpose:

•  To seek to enhance the Fund's return in non-hedging situations.

Derivative contracts in which the Boston Partners All-Cap Value Fund, Boston Partners Long/Short Research Fund, Boston Partners Global Equity Fund, and Boston Partners Global Long/Short Fund may invest include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate, total return or currency swaps. The Boston Partners Long/Short Research Fund, Boston Partners Global Equity Fund, and Boston Partners Global Long/Short Fund may use derivative contracts involving foreign currencies. A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make a Fund less liquid and harder to value, especially in declining markets.

Short Sales. The Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, and Boston Partners Global Long/Short Fund will engage in short sales and the Boston Partners All-Cap Value Fund may engage in short sales — including those that are not "against the box," which means that each Fund may make short sales where the Fund does not currently own or have the right to acquire, at no added cost, securities identical to those sold short — in accordance with the provisions of the 1940 Act. In a typical short sale, the Funds borrow from a broker a security in order to sell the security to a third party. The Funds are then obligated to return a security of the same issuer and quantity at some future date. The Funds realize a loss to the extent the security increases in value or a profit to the extent the security declines in value (after taking into account any associated costs). Short sales "against the box" may protect the Funds against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding

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gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not "against the box" involve a form of investment leverage, and the amount of each Fund's loss on a short sale is potentially unlimited.

Equity and Equity-Related Securities. Each of the Funds may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and REITs, and equity participations. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Common stocks may decline over short or even extended periods of time. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right's or warrant's expiration. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a limited partnership than investors in a corporation. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value to fluctuate. The number of issuers in the Funds' portfolios will vary over time.

Fixed Income Investments. The Boston Partners All-Cap Value Fund, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund and Boston Partners Global Long/Short Fund may each invest a portion of its assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

The credit quality of securities held in a Fund's portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, a Fund treats the security as being rated in the higher rating category. A Fund may choose not to sell securities that are downgraded below the Fund's minimum accepted credit rating after their purchase. Periods of rising interest rates may result in decreased liquidity and increased volatility in the fixed income markets.

Foreign Securities. Each of the Funds may invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) directly or through American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or International Depositary Receipts ("IDRs"). Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

In addition, the Funds may also invest in securities denominated in foreign currencies and in multinational currencies such as the Euro. The Funds will value their securities and other assets in U.S. dollars. Investments in securities of foreign issuers and securities denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of a Fund's assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer

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the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

The Boston Partners Global Equity Fund and Boston Partners Global Long/Short Fund will normally invest a significant portion of their assets in the equity securities and equity-related instruments issued by non-U.S. companies. The Funds may invest in securities denominated in the currencies of a variety of developed, emerging and frontier market countries. Unless hedged, currency fluctuations may have a material impact on the performance of a portfolio of non-U.S. dollar-denominated securities and such a portfolio may experience a decline or increase in value, in U.S. dollar terms, due to fluctuations in currency exchange rates. The Adviser may, from time to time, but is not required to, hedge foreign currency exposure in the Funds' portfolios. Further, the Funds may also from time to time enter into speculative currency positions independent of other positions in the Funds' portfolios.

The Boston Partners Global Equity Fund, and Boston Partners Global Long/Short Fund may also invest in participatory notes. Participatory notes (commonly known as "P-notes") are equity access products structured as debt obligations and used by investors to take positions in certain foreign securities. P-notes are generally issued by the associates of foreign-based foreign brokerages and domestic institutional brokerages. P-notes represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments.

Portfolio Concentration. Under normal market conditions, the Boston Partners Global Equity Fund, and Boston Partners Global Long/Short Fund portfolios will generally be diversified by country and geographic region.

Exchange-Traded Funds (ETFs). Each Fund may invest in ETFs to the extent permitted by the 1940 Act and applicable SEC orders. ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, ETFs seek to track a specified securities index or a basket of securities that an "index provider," such as Standard & Poor's, selects as representative of a market, market segment or industry sector. An ETF portfolio generally holds the same stocks or bonds as the index it tracks or it may hold a representative sample of such securities. Thus, an ETF is typically designed so that its performance will correspond closely with that of the index it tracks. In some cases, an ETF may be actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection, and the individual investments in an actively-managed ETF may not perform as well as its investment adviser and/or sub-advisers expected, and/or the actively-managed ETF's portfolio management practices do not work to achieve their desired result. As a shareholder in an ETF, the Fund will bear its pro rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses.

Other Investment Companies. Each of the Funds may invest up to 10% of its total assets in the securities of other investment companies not affiliated with the Adviser, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Funds may invest in money market mutual funds for cash management purposes by "sweeping" excess cash balances into such funds until the cash is invested or otherwise utilized. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

Portfolio Turnover. Each of the Funds may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Funds' performance.

Securities Lending. Each Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio security loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by a Fund will not exceed 33 1/3% of the value of the Fund's total assets. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

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Large Shareholder Transactions Risk. Each of the Funds may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell its securities at times it would not otherwise do so, which may negatively impact its liquidity. In addition, large redemptions could lead to an increase in a Fund's expense ratio due to a smaller asset base. However, this risk may be limited to the extent that the Adviser and a Fund have entered into a fee waiver and/or expense reimbursement arrangement. Large Fund share purchases may adversely affect a Fund's performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Temporary Investments. Each of the Funds may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking a temporary defensive position (up to 100% of its assets) in all types of money market and short-term debt securities. If a Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

Broad-Based Securities Market Indices

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Russell 2000® Value Index is an unmanaged index that contains stocks from the Russell 2000® Index with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. As of November 30, 2016, the median market capitalization of the companies in the Russell 2000® Value Index is $669 million and the largest stock is $8.3 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 2000® Value Index is a registered trademark of the Frank Russell Corporation.

The Russell 3000® Value Index is an unmanaged index that measures the performance of those Russell 3000® Index companies that typically display lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indices. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of November 30, 2016, the median market capitalization of the companies in the Russell 3000® Value Index is $1.4 billion and the largest stock is $869 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 3000® Value Index is a registered trademark of the Frank Russell Corporation.

The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent approximately 75% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index.

Disclosure of Portfolio Holdings

The complete portfolio holdings (or long positions only with respect to the Boston Partners All-Cap Value Fund, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund and Boston Partners Global Long/Short Fund) of each of the Funds are publicly available on the Adviser's website at www.boston-partners.com as of the end of each calendar month, 15 days following the month end. Any postings will remain available on the website at least until the Funds file with the SEC their semi-annual or annual shareholder report or quarterly portfolio holdings report that includes such period. A further description of the Company's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

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MANAGEMENT OF THE FUNDS

Investment Adviser

Boston Partners Global Investors, Inc. (formerly, Robeco Investment Management, Inc.) provides investment management and investment advisory services to investment companies and other institutional and proprietary accounts.

Subject to the general supervision of the Company's Board of Directors (the "Board of Directors"), the Adviser manages the Funds' portfolios and is responsible for the selection and management of all portfolio investments of the Funds in accordance with the Funds' respective investment objectives and policies.

The Adviser, located at 909 Third Avenue, 32nd Floor, New York, New York 10022, is a subsidiary of Robeco Groep N.V., a Dutch public limited liability company ("Robeco Groep"). Founded in 1929, Robeco Groep is one of the world's oldest asset management organizations. Robeco Groep is owned by ORIX Corporation, an integrated financial services group based in Tokyo, Japan.

For its services to the Funds, the Adviser is entitled to receive a monthly advisory fee under the advisory agreement computed at an annual rate of 2.25% of the Boston Partners Long/Short Equity Fund's average daily net assets, 1.00% of the Boston Partners Small Cap Value Fund II's average daily net assets, 0.70% of the Boston Partners All-Cap Value Fund's average daily net assets, 1.25% of the Boston Partners Long/Short Research Fund's average daily net assets, 0.90% of the Boston Partners Global Equity Fund's average daily net assets, and 1.50% of the Boston Partners Global Long/Short Fund's average daily net assets. Prior to February 28, 2017, the Boston Partners All-Cap Value Fund compensated the Adviser for its services at the annual rate of 0.80% of its average daily net assets. Until February 28, 2018, the Adviser has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for the Investor Class shareholders of Boston Partners Long/Short Equity Fund, the Boston Partners All-Cap Value Fund, the Boston Partners Long/Short Research Fund, the Boston Partners Global Equity Fund, the Boston Partners Global Long/Short Fund, and the Boston Partners Small Cap Value Fund II of 2.75%, 1.05%, 1.75%, 1.20%, 2.25%, and 1.35% (excluding certain items discussed below), respectively. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause a Fund's net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. There can be no assurance that the Adviser will continue such waivers for the Funds after February 28, 2018.

For the Boston Partners Long/Short Research Fund, Boston Partners Global Equity Fund, and Boston Partners Global Long/Short Fund, effective as of the effective date of a Fund's first advisory agreement with the Adviser, if at any time the Fund's Total annual Fund operating expenses for that year are less than 1.75%, 1.20%, or 2.25%, respectively, the Adviser is entitled to reimbursement by the Funds of the advisory fees waived and other payments remitted by the Adviser to the Funds within three years from the date on which such waiver or reimbursement was made. For the Boston Partners Small Cap Value Fund II, effective as of May 28, 2014, if at any time the Fund's Total annual Fund operating expenses for the year are less than 1.35%, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made. There can be no assurance that the Adviser will continue such waivers for the Funds after February 28, 2018.

A discussion regarding the basis for the Company's Board of Directors approval of the Fund's advisory agreement with the Adviser is available in the Funds' annual report to shareholders dated August 31, 2016.

Portfolio Managers

The investment results for different strategies of the Adviser are not solely dependent on any one individual. There is a common philosophy and approach that is the backdrop for all of the investment strategies of the Adviser. This philosophy is then executed through a very disciplined investment process managed by the designated portfolio manager for each of the strategies. This manager will be supported, not only by a secondary manager, but by the Adviser's general research staff and, very often, by dedicated analysts to the particular strategy.

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The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares in the Funds.

Boston Partners Small Cap Value Fund II

David M. Dabora is the primary portfolio manager for the Fund and George Gumpert is the secondary portfolio manager.

Mr. Dabora is a senior portfolio manager of the Adviser responsible for the Boston Partners Small Cap Value, Small Cap Value II, and Small/Mid Cap Value portfolios. Mr. Dabora joined the firm in 1995. Prior to taking on day-to-day responsibilities for the Small Cap Value Fund II, Mr. Dabora was an assistant portfolio manager of the premium equity product of the Adviser, an all-cap value institutional product. Additionally, he was a research analyst with responsibility for a wide variety of industries. Mr. Dabora holds a B.S. degree in business administration from Pennsylvania State University and an M.B.A. degree from The Anderson School of Management at the University of California at Los Angeles. He is a member of the CFA Institute and the CFA Society of San Francisco and has over twenty-nine years of investment experience.

Mr. Gumpert is a portfolio manager for the Boston Partners Small Cap Value products. Previously, he was a research analyst and specialized in the small capitalization sectors of the equity market. He joined the firm in 2000 from AIG International Asset Management where he was a commodities analyst. Mr. Gumpert holds a B.A. degree in economics from Amherst College. He holds the Chartered Financial Analyst designation. He has over seventeen years of investment experience.

For the fiscal year ended August 31, 2016, the Fund paid 0.88% (expressed as a percentage of average net assets) to the Adviser for its services. Had fee waivers not been in place, the Fund would have paid 1.00%.

Boston Partners All-Cap Value Fund

Duilio Ramallo is the primary portfolio manager for the Fund.

Mr. Ramallo is a senior portfolio manager of the Adviser. He is responsible for managing the Boston Partners Premium Equity portfolios. Prior to assuming this role, he was the assistant portfolio fund manager for the Boston Partners Small Cap Value portfolios and a research analyst. Mr. Ramallo joined the firm in 1995. He joined the firm from Deloitte & Touche LLP, where he spent three years, most recently in the Los Angeles office. He holds a B.A. degree in economics/business from the University of California, Los Angeles and an M.B.A. degree from the Anderson Graduate School of Management at UCLA. Mr. Ramallo holds the Chartered Financial Analyst® designation. He has over twenty-one years of investment experience.

For the fiscal year ended August 31, 2016, the Fund paid 0.61% (expressed as a percentage of average net assets) to the Adviser for its services. Had fee waivers not been in place, the Fund would have paid 0.80%.

Boston Partners Long/Short Equity Fund

Robert T. Jones is the primary portfolio manager for the Fund.

Mr. Jones is the portfolio manager for Boston Partners Long/Short Equity Fund and related strategy. Previously, he was the Director of Research and portfolio manager for the Large Cap Value and Large Cap Value Focused products. He was a founding Partner of Boston Partners Asset Management. He joined the firm from The Boston Company Asset Management, Inc. where he spent seven years as Vice President and equity portfolio manager. Mr. Jones holds a B.A. degree in philosophy from Denison University. He holds the Chartered Financial Analyst designation. He has over twenty-eight years of investment experience.

For the fiscal year ended August 31, 2016, the Fund paid 2.25% (expressed as a percentage of average net assets) to the Adviser for its services.

Boston Partners Long/Short Research Fund

Joseph F. Feeney, Jr. and Eric S. Connerly serve as portfolio managers for the Fund.

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Mr. Feeney is Co-Chief Executive Officer and Chief Investment Officer for Boston Partners. He is responsible for the firm's strategic, financial and operating decisions, and all aspects of investment management including the firm's fundamental and quantitative research groups. He was one of the original partners of Boston Partners Asset Management in 1995. Prior to assuming these roles, he was Director of Research. Mr. Feeney joined the firm upon its inception in 1995 from Putnam Investments where he managed mortgage-backed securities portfolios. He began his career at the Bank of Boston where he was a loan officer specializing on highly leveraged loan portfolios. Mr. Feeney holds a B.S. degree in finance (Summa Cum Laude, Phi Beta Kappa) from the University of New Hampshire and an M.B.A. with High Honors from the University of Chicago. He holds the Chartered Financial Analyst designation and is past President of the Fixed Income Management Society of Boston. He has over thirty-one years of investment experience.

Mr. Connerly is the Director of Research-Quantitative for Boston Partners. Prior to assuming this role, he was a research analyst covering the financial, electronics, defense, transportation, and energy sectors and managed a merger arbitrage portfolio. He joined the firm from John Hancock Mutual Funds where he was an analyst and assisted in the management of a small cap portfolio. Prior to that, he was a senior equity analyst at SEI Investments overseeing their small cap equity portfolios. Mr. Connerly holds a BSFS degree cum laude in development economics from Georgetown University and an MBA degree in security analysis and investment management, Beta Gamma Sigma, from Columbia Business School. He holds the Chartered Financial Analyst designation. He has over twenty-three years of experience.

For the fiscal year ended August 31, 2016, the Fund paid 1.25% (expressed as a percentage of average net assets) to the Adviser for its services.

Boston Partners Global Equity Fund and Boston Partners Global Long/Short Fund

Joseph F. Feeney, Jr., Christopher K. Hart and Joshua Jones serve as portfolio managers for each Fund. Mr. Feeney is the Chief Investment Officer of Boston Partners and oversees both the team and the strategy.

Mr. Feeney is Co-Chief Executive Officer and Chief Investment Officer of Boston Partners. He is responsible for the firm's strategic, financial and operating decisions, and all aspects of investment management including the firm's fundamental and quantitative research groups. He was one of the original partners of Boston Partners Asset Management in 1995. Prior to assuming these roles, he was Director of Research. Mr. Feeney joined the firm upon its inception in 1995 from Putnam Investments where he managed mortgage-backed securities portfolios. He began his career at the Bank of Boston where he was a loan officer specializing on highly leveraged loan portfolios. Mr. Feeney holds a B.S. degree in finance (Summa Cum Laude, Phi Beta Kappa) from the University of New Hampshire and an M.B.A. with High Honors from the University of Chicago. He holds the Chartered Financial Analyst designation and is past President of the Fixed Income Management Society of Boston. He has over thirty-one years of investment experience.

Mr. Hart is an equity portfolio manager for each Fund. Prior thereto, he was an assistant portfolio manager for the Boston Partners Small Cap Value products for three years. Before that, he was a research analyst and specialized in conglomerates, engineering and construction, building, machinery, aerospace & defense, and REITs sectors of the equity market. He joined the firm from Fidelity Investments where he was a research analyst. Mr. Hart holds a B.S. degree in finance, with a concentration in corporate finance from Clemson University. He holds the Chartered Financial Analyst designation. He has over twenty-five years of investment experience.

Mr. Jones is a portfolio manager of each Fund and also has research responsibilities for the Boston Partners investment team, specializing in the energy, metals and mining sectors of the equity market and is a global generalist. Mr. Jones has been with Boston Partners since 2006. He joined the firm from Cambridge Associates where he was a consulting associate specializing in hedge fund clients. Mr. Jones holds a B.A. degree in economics from Bowdoin College. He holds the Chartered Financial Analyst designation. He has over twelve years of professional experience.

For the fiscal year ended August 31, 2016, the Boston Partners Global Equity Fund paid 0.61% (expressed as a percentage of average net assets) to the Adviser for its services. Had fee waivers not been in place, the Fund would have paid 0.90%. For the fiscal year ended August 31, 2016, the Boston Partners Global Long/Short Fund paid 1.50% (expressed as a percentage of average net assets) to the Adviser for its services.

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Marketing Arrangements

The Adviser or its affiliates may pay additional compensation, out of profits derived from the Adviser's management fee and not as an additional charge to the Funds managed by the Adviser, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares ("revenue sharing"). These payments are in addition to any distribution or servicing fees payable under a 12b-1 distribution and/or service plan of the Funds, any record keeping or sub-transfer agency fees payable by the Funds, or other fees described in the fee table or elsewhere in the Prospectus or SAI. Examples of "revenue sharing" payments include, but are not limited to, payment to financial institutions for "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the Funds on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Adviser access to the financial institution's sales force; conferences and meetings; assistance in training and educating the financial institution's personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Funds attributable to the financial institution, or other factors as agreed to by the Adviser and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Funds available to its customers and may allow the Funds greater access to the financial institution's customers.

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Other Service Providers. The following chart shows the Funds' service providers and includes their addresses and principal activities.

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SHAREHOLDER INFORMATION

Pricing of Fund Shares

Investor Class shares of the Funds ("Shares") are priced at their net asset value ("NAV").The NAV per share of each Fund is calculated as follows:

Each Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. Each Fund will effect purchases and redemptions of Shares at the NAV next calculated after receipt by U.S. Bancorp Fund Services, LLC (the "Transfer Agent") of your purchase order or redemption request in good order (as described below). If a Fund holds securities that are primarily listed on non-U.S. exchanges, the NAV of the Fund's Shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

A Fund's equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System ("NASDAQ"). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If a Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund's portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable by the Funds' administrator, in consultation with the Adviser, securities will be valued by the Adviser in accordance with procedures adopted by the Company's Board of Directors and under the Board of Directors ultimate supervision. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its Shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Company's Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs, REITs and closed-end investment companies will be valued at their market price.

Market Timing

In accordance with the policy adopted by its Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject

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a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise its right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company (or the Adviser), has been or may be disruptive to a Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm a Fund and its shareholders or would subordinate the interests of a Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

The Funds generally limit the number of exchanges to six (6) exchanges per year (and one exchange per calendar month). For further information on redemptions and exchanges, please see the section titled "Shareholder Information — Exchange Privilege."

Pursuant to the policy adopted by the Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor's account with the Fund.

If necessary, the Company may prohibit additional purchases of Shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Funds. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

There is no assurance that a Fund will be able to identify market timers, particularly if they are investing through intermediaries.

Purchase of Fund Shares

Shares representing interests in the Funds are offered continuously for sale by Quasar Distributors, LLC (the "Distributor").The Board of Directors has approved a Distribution Agreement and adopted a separate Plan of Distribution for the shares (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Distributor is entitled to receive from the Funds a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Shares. The actual amount of such compensation under the Plan is agreed upon by the Company's Board of Directors and by the Distributor. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Funds' 12b-1 Plan. Ongoing servicing and/or maintenance of the accounts of shareholders may include updating and mailing prospectuses and shareholder reports, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Funds or their service providers. The Distributor may delegate some or all of these functions to Service Organizations. See "Purchases Through Intermediaries" below.

The Plan obligates the Funds, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Agreement. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

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Purchases Through Intermediaries. Shares of the Funds may also be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the appropriate Fund's NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

For administration, subaccounting, transfer agency and/or other services, the Adviser or its affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the "Service Fee") relating to the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

General. You may also purchase Shares of each Fund at the NAV per share next calculated after your order is received by the Transfer Agent in good order as described below. The Funds' NAVs are calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment in any Fund is $2,500 and the minimum additional investment is $100. The minimum initial and subsequent investment requirements may be reduced or waived from time to time. For purposes of meeting the minimum initial purchase, purchases by clients which are part of endowments, foundations or other related groups may be combined. You can only purchase Shares of each Fund on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of the Adviser and its subsidiaries and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser and its subsidiaries without being subject to the minimum investment limitations.

Initial Investment By Mail. Subject to acceptance by the Funds, an account may be opened by completing and signing an account application and mailing it to the Funds at the address noted below, together with a check payable to Boston Partners Investment Funds. All checks must be in U.S. Dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. The Funds do not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

Regular Mail:	Overnight Mail:
Boston Partners Investment Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701	Boston Partners Investment Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

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The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC's post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent's offices.

Shares will be purchased at the NAV next computed after the time the application and funds are received in proper order and accepted by the Funds. The Transfer Agent will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

Initial Investment By Wire. If you are making your first investment in the Funds, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank N.A.

777 East Wisconsin Ave

Milwaukee WI 53202

ABA 075000022

Credit:

U.S. Bancorp Fund Services, LLC

Account #112-952-137

For Further Credit to:

Boston Partners Investment Funds

(shareholder registration)

(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

For Subsequent Investments — By wire

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Telephone Purchase. Investors may purchase additional shares of the Funds by calling 1-888-261-4073. If you elected this option on your account application, and your account has been open for at least 15 calendar days, telephone orders, in amounts of $100 or more, will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If you order is received prior to 4 p.m. Eastern time, your shares will be purchased at the net asset value calculated on the day your order is placed.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Additional Investments. Additional investments may be made at any time (minimum additional investment $100) by purchasing Shares of any Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under "Initial Investment by Mail" (payable to Boston Partners[name of Fund]) or by wiring

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monies as outlined under "Initial Investment by Wire." Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the date of purchase.

Automatic Investment Plan. Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through an automatic investment plan (the "Automatic Investment Plan"). The Automatic Investment Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly, bi-monthly, quarterly, or semi-annual basis. In order to participate in the Automatic Investment Plan, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Fund's transfer agent will charge a $25 fee to your account. To begin participating in the Automatic Investment Plan, please complete the Automatic Investment Plan section on the account application or call the Funds' transfer agent at 1-888-261-4073. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five (5) days prior to effective date.

Retirement Plans. The Funds offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-888-261-4073 for information on:

•  Individual Retirement Plan, including Traditional IRAs and Roth IRAs

•  Small Business Retirement Plans, including Simple IRAs and SEP IRAs

•  Coverdell Education Savings Accounts

There may be special distribution requirements for retirement accounts, such as required distributions or mandatory Federal income tax withholding. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.

Purchases in Kind. In certain circumstances, Shares of the Funds may be purchased "in kind" (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company's valuation procedures. Securities accepted by the Funds will be valued, as set forth in this Prospectus, as of the time of the next determination of net asset value after such acceptance. Fund Shares that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the receiving Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A Fund will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the receiving Fund.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Funds. Subject to the Board of Directors' discretion, the Adviser will monitor each Fund's total assets and may decide to close any of the Funds at any time to new investments or to new accounts due to concerns that a significant increase in the size of a Fund may adversely affect the implementation of the Fund's strategy. Subject to the Board of Directors' discretion, the Adviser may also choose to reopen a closed Fund to new investments at any time, and may subsequently close such Fund again should concerns regarding the Fund's size recur. If a Fund closes to new investments, generally the closed Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

a.  Fee-based advisory model programs or financial advisors who manage fee-based wrap accounts that systematically trade in and out of the closed Fund based on model portfolio allocations;

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b.  Persons who already hold Shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company;

c.  Existing and future clients of registered investment advisers and planners whose clients already hold Shares of the closed Fund on transaction fee and non-transaction fee platforms;

d.  Existing and future clients of consultants whose clients already hold shares of the closed Fund;

e.  Certain financial intermediaries by arrangement with the Company:

f.  Employees of the Adviser and their spouses, parents and children;

g.  Directors of the Company; and

h.  Defined contribution retirement plans of private employers and governed by ERISA or of state and local governments.

Other persons who are shareholders of other Boston Partners Investment Funds are not permitted to acquire Shares of the closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. the Adviser, subject to the Board of Directors' discretion, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Shares will be made in full and fractional shares of the Fund calculated to three decimal places.

The Adviser is authorized to waive the minimum initial and subsequent investment requirements.

The Boston Partners Long/Short Equity Fund is currently closed except to existing shareholders and certain other persons, as described above. The Boston Partners Long/Short Research Fund will reopen on March 1, 2017.

Shareholders of other Boston Partners Investment Funds that do not meet any of the above criteria are not permitted to acquire Shares of the Boston Partners Long/Short Equity Fund by exchange. Distributions to all shareholders of a closed Fund will continue to be reinvested unless a shareholder elects otherwise.

The Adviser, however, reserves the right to reopen the Funds to new investments from time to time at its discretion, should the assets of the Funds decline by more than 5% from the date of the last closing of the Funds. In addition, if the Adviser reopens the Funds, the Adviser has discretion to close the Funds thereafter should the assets of the Funds increase by more than 5% from the date of the last reopening of the Funds. Subject to the approval of the Board of Directors, the Adviser may also choose to reopen the Funds to new investments at any time, and may subsequently close the Funds again should concerns regarding the Funds' sizes recur.

Good Order. A purchase request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's Shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's Shares when an investor's identity cannot be verified.

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Redemption of Fund Shares

Normally, your investment professional will send your request to redeem Shares to the Transfer Agent. Consult your investment professional for more information. You can redeem some or all of your Fund Shares directly through the Fund only if the account is registered in your name.

Investors may have a check sent to the address of record, proceeds may be wired to a shareholder's bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system.

IRA and other retirement plan redemptions

If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

Shares held in IRA accounts may be redeemed by telephone at 1-888-261-4073. Investors will be asked whether or not to withhold taxes from any distribution.

Redemption By Mail. Your redemption request should be sent to:

Boston Partners Investment Funds

c/o U.S. Bancorp Fund Services, LLC

P. O. Box 701

Milwaukee, WI 53201-0701

If sent by overnight mail to:

Boston Partners Investment Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC's post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent's offices.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:

•  If ownership is being changed on your account;

•  When redemption proceeds are payable or sent to any person, address or bank account not on record;

•  If a change of address was received by the Transfer Agent within the last 15 calendar days.

The Funds may waive any of the above requirements in certain instances. In addition to the situations described above, the Funds and /or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program ("STAMP"). A notary public is not an acceptable signature guarantor.

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Redemption By Telephone. In order to request a telephone redemption please call the Transfer Agent at 1-888-261-4073. You must have returned your account application containing a telephone election. Adding telephone redemption to an existing account may require a signature guarantee or other acceptable form of authentication from a financial institution source.

Investors may have a check sent to the address of record, proceeds may be wired to a shareholder's bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system.

Once a telephone transaction has been placed, it cannot be canceled or modified.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Funds or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

Systematic Withdrawal Plan. As another convenience, you may redeem your Fund shares through a systematic withdrawal plan (the "Systematic Withdrawal Plan"). Under the Systematic Withdrawal Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the Systematic Withdrawal Plan, your account balance must be at least $10,000 and each payment should be a minimum of $100. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. The Systematic Withdrawal Plan may be terminated at any time by the Fund. You may also elect to terminate your participation in the Systematic Withdrawal Plan at any time by contacting the Transfer Agent in writing or by telephone at least five (5) days prior to the next withdrawal.

A withdrawal under the Systematic Withdrawal Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the amount available in your account, which includes any dividends credited to your account, the account will ultimately be depleted.

Involuntary Redemption. The Funds reserve the right to redeem a shareholder's account in any Fund at any time the value of the account in such Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

The Funds may assert the right to redeem your shares at current NAV at any time and without prior notice if and to the extent that such redemption is necessary to reimburse a Fund for any loss sustained by reason of your failure to make full payment for shares of a Fund you previously purchased or subscribed for.

Other Redemption Information. Redemption proceeds for Shares of the Funds recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

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If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Funds to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by a Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of a Fund.

Good Order. A redemption request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Redemption requests not in good order may be delayed.

Exchange Privilege

The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. The Boston Partners Investment Funds reserve the right, at their sole discretion, to change or discontinue the exchange privilege, or temporarily suspend the privilege during unusual market conditions when, in the judgment of management, such change or discontinuance is in the best interests of the Funds.

Beneficial holders with financial intermediary sponsored fee-based programs of Investor Class Shares of any Boston Partners Investment Fund are eligible to exchange their shares for Institutional Class Shares of the same Boston Partners Investment Fund if the accumulated value of their Investor Class Shares exceeds the minimum initial investment amount for Institutional Class Shares ($100,000) or the shareholder is otherwise eligible to purchase the Institutional Class Shares. The Fund will determine the eligibility of an investor to exercise the exchange privilege based on the current NAV of Investor Class Shares. Such an exchange will be effected at the NAV of the Investor Class Shares next calculated after the exchange request is received by the Transfer Agent in good order. Shares of each class of a Boston Partners Investment Fund represent equal pro rata interests in the Funds and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Institutional Class Shares can be expected to differ from the total return on Investor Class Shares. Shareholders who exercise the exchange privilege will generally not recognize a taxable gain or loss for federal income tax purposes on an exchange of Investor Class Shares for Institutional Class Shares of the same Boston Partners Investment Fund. Under Internal Revenue Code section 1036, an exchange of shares of one class for shares of another class of the same Fund constitutes a nontaxable exchange for federal income tax purposes, and your basis and holding period for your existing shares will carry over to your new shares. The Funds intend to report any such exchange as an entirely nontaxable transaction.

In addition, a shareholder may exchange Investor Class Shares of any Boston Partners Investment Fund for Investor Class Shares of another Boston Partners Investment Fund. Such an exchange will be effected at the NAV of the exchanged Investor Class Shares and the NAV of the Investor Class Shares to be acquired next determined after USBFS's receipt of a request for an exchange. An exchange of Investor Class Shares of one Boston Partners Investment Fund for Investor Class Shares of another Boston Partners Investment Fund will be treated as a sale for federal income tax purposes. A shareholder may make an exchange by sending a written request to the Transfer Agent or, if authorized, by telephone (see "Redemption by Telephone" above). Defined contribution plans are not subject to the above exchange limitations.

If the exchanging shareholder does not currently own Shares of the Fund, a new account will be established with the same registration, dividend and capital gain options as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. See "Redemption by Mail" for information on signature guarantees. The exchange privilege may be modified or terminated at any time, or from time to time, by the Funds, upon 60 days' written notice to shareholders.

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If a shareholder wants to exchange Shares into a new account in a Fund, the dollar value of the Shares acquired must equal or exceed the Fund's minimum investment requirement for a new account. If a shareholder wants to exchange Shares into an existing account, the dollar value of the Shares must equal or exceed the Fund's minimum investment requirement for additional investments. If an amount remains in the Fund from which the exchange is being made that is below the minimum account value required, the account will be subject to involuntary redemption.

The Funds' exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege, which may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Notwithstanding these limitations, the Funds reserve the right to reject any purchase request (including exchange purchases from other Boston Partners Investment Funds) that is deemed to be disruptive to efficient portfolio management.

Dividends and Distributions

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Funds will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Funds at least annually. The estimated amount of any annual distribution will be posted to the Adviser's website at www.boston-partners.com or a free copy may be obtained by calling 1-888-261-4073.

The Funds may pay additional distributions and dividends at other times if necessary for the Fund to avoid U.S. federal tax. The Funds' distributions and dividends, whether received in cash or reinvested in additional Fund Shares, are subject to U.S. federal income tax.

All distributions will be reinvested in Fund shares unless you elect to receive cash. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the Funds' current net asset value, and to reinvest all subsequent distributions. You may change the distribution option on your account as any time. You should notify the Transfer Agent in writing or by telephone at least five (5) days prior to the next distribution.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Federal Taxes of Distributions. Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 23.8% (which includes a 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

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Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend).The amount of a Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or non-qualified foreign corporations.

Distributions from a Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

It is expected that the Boston Partners Global Equity Fund and the Boston Partners Global Long/Short Fund will each be subject to foreign withholding or other foreign income taxes with respect to dividends or interest received from (and, in some cases, gains recognized on shares of stock of) non-U.S. companies. These Funds may, to the extent eligible, make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit, subject to applicable limitations, or (2) to take that amount as an itemized deduction.

A portion of distributions paid by a Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund's securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

Sales and Exchanges. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

For shares acquired on or after January 1, 2012, each Fund (or relevant broker or financial adviser) is required to compute and report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information when such shares are sold or exchanged. Each Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully

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review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless such shares were acquired with borrowed funds.

Backup Withholding. The Funds may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current backup withholding rate is 28%.

U.S. Tax Treatment of Foreign shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of regulated investment companies such as the Funds, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Funds' net capital gains (the excess of net long-term capital gains over net short-term capital loss) and dividends attributable to the Funds' interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Funds.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale, exchange or redemption of shares in the Funds, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Funds.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, then the foreign investor's income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Funds will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Funds.

Shares of the Funds have not been registered for sale outside of the United States.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of a Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the SAI.

Multi-Class Structure

Each Fund also offers Institutional Class Shares, which are offered directly to institutional investors without distribution fees in a separate prospectus. Shares of each class of a Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Investor Class Shares of a Fund can be expected to differ from the total return on Institutional Class Shares of the same Fund. Information concerning other classes of the Funds can be requested by calling the Funds at 1-888-261-4073.

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ADDITIONAL INFORMATION

Electronic Delivery

Consistent with the Funds' commitment to environmental sustainability, you may sign up to receive quarterly statements, and tax forms statements electronically. You may also sign up to receive the Funds' financial statements and Prospectuses electronically at www.boston-partners.com. You may change your delivery preference and resume receiving these documents through the mail at any time by updating your electronic delivery preferences at www.boston-partners.com or by contacting the Funds at 1-888-261-4073.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888- 261-4073 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Lost Shareholder

It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor's account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, they will determine whether the investor's account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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Appendix A

Prior Performance of Similarly Advised Account of the Boston Partners Long/Short Research Fund

The Adviser has experience in managing a private fund with substantially similar investment objectives, policies and strategies as the Boston Partners Long/Short Research Fund. The table on the following page is provided to illustrate the past performance of the Adviser in managing the private fund and does not represent the performance of the Fund. Investors should not consider this performance information as a substitute for the performance of the Fund, nor should investors consider this information as an indication of the future performance of the Fund or of the Adviser. The performance information has been adjusted to show the performance of the private fund net of the Fund's annual fund operating expenses for the fiscal year ended August 31, 2011 (after contractual waivers that were in place through December 31, 2012).The fees and expenses of the Fund are higher than those of the private fund, in part, because the general partner of the private fund waived its right to receive an incentive allocation from each limited partner's capital account, generally equal to 20% of any profits achieved in a fiscal year after recoupment of prior losses. The Fund's results in the future also may be different because the private fund is not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the private fund. In addition, the securities held by the Fund will not be identical to the securities held by the private fund.

The performance of the private fund is also compared to the performance of an appropriate broad-based securities benchmark index. This index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in the Index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

Monthly Returns (since inception April 1, 2002)1,2,3,4

PRO FORMA NET OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2010	(1.05)%	2.15%	2.65%	0.14%	(3.73)%	(3.48)%	3.99%	(3.73)%	5.93%
2009	(0.48)%	(5.52)%	3.53%	6.02%	3.65%	2.10%	2.14%	2.76%	(0.30)%	(0.78)%	2.78%	1.33%	18.11%
2008	1.23%	0.67%	(4.37)%	2.00%	2.76%	(3.27)%	0.96%	1.87%	(3.12)%	(4.70)%	(5.21)%	2.77%	(8.61)%
2007	0.96%	0.71%	0.59%	2.67%	1.27%	(0.71)%	(2.33)%	0.85%	2.35%	(0.76)%	0.76%	(0.64)%	5.75%
2006	1.80%	(1.21)%	0.15%	0.65%	(0.60)%	0.21%	0.58%	0.13%	0.16%	(0.09)%	0.28%	1.20%	3.28%
2005	(0.71)%	1.20%	0.30%	(0.65)%	(0.52)%	0.91%	2.39%	2.34%	2.27%	0.74%	0.37%	0.64%	9.60%
2004	0.43%	1.27%	2.37%	(1.16)%	(0.03)%	3.23%	0.96%	0.17%	1.39%	0.60%	5.46%	2.07%	17.92%
2003	0.27%	(3.57)%	0.03%	(1.73)%	(1.57)%	(0.08)%	0.09%	(1.37)%	(1.00)%	(0.13)%	0.63%	0.17%	(8.03)%
2002				0.08%	3.60%	(2.38)%	(1.45)%	1.95%	(2.37)%	0.13%	1.36%	1.81%	2.57%

GROSS OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2010	(0.82)%	2.38%	2.87%	0.36%	(3.51)%	(3.26)%	4.22%	(3.50)%	6.16%
2009	(0.26)%	(5.29)%	3.75%	6.25%	3.88%	2.32%	2.36%	2.99%	(0.08)%	(0.54)%	3.01%	1.56%	21.31%
2008	1.45%	0.90%	(4.15)%	2.22%	2.98%	(3.04)%	1.19%	2.09%	(2.89)%	(4.47)%	(4.99)%	2.99%	(6.08)%
2007	1.18%	0.93%	0.81%	2.89%	1.49%	(0.48)%	(2.10)%	1.08%	2.57%	(0.54)%	0.99%	(0.41)%	8.64%
2006	2.03%	(0.99)%	0.38%	0.87%	(0.38)%	0.44%	0.80%	0.36%	0.39%	0.14%	0.51%	1.43%	6.11%
2005	(0.48)%	1.43%	0.52%	(0.43)%	(0.29)%	1.13%	2.61%	2.57%	2.50%	0.96%	0.60%	0.87%	12.59%
2004	0.66%	1.50%	2.60%	(0.93)%	0.19%	3.45%	1.19%	0.40%	1.62%	0.82%	5.69%	2.29%	21.11%
2003	0.49%	(3.34)%	0.25%	(1.51)%	(1.34)%	0.15%	0.31%	(1.14)%	(0.77)%	0.10%	0.85%	0.40%	(5.48)%
2002				0.31%	3.83%	(2.15)%	(1.23)%	2.17%	(2.15)%	0.36%	1.58%	2.03%	4.67%

66

S&P 500 INDEX

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2010	(3.60)%	3.10%	6.03%	1.58%	(7.98)%	(5.24)%	7.01%	(4.51)%	8.92%
2009	(8.43)%	(10.65)%	8.76%	9.57%	5.59%	0.20%	7.56%	3.61%	3.73%	(1.86)%	6.00%	1.93%	26.45%
2008	(6.00)%	(3.25)%	(0.43)%	4.87%	1.29%	(8.43)%	(0.84)%	1.45%	(8.91)%	(16.79)%	(7.17)%	1.06%	(36.99)%
2007	1.51%	(1.96)%	1.12%	4.43%	3.49%	(1.66)%	(3.10)%	1.50%	3.74%	1.59%	(4.18)%	(0.69)%	5.50%
2006	2.65%	0.27%	1.24%	1.34%	(2.88)%	0.14%	0.62%	2.38%	2.58%	3.26%	1.90%	1.40%	15.79%
2005	(2.44)%	2.10%	(1.77)%	(1.90)%	3.18%	0.14%	3.72%	(0.91)%	0.81%	(1.67)%	3.78%	0.03%	4.89%
2004	1.84%	1.39%	(1.51)%	(1.57)%	1.37%	1.94%	(3.31)%	0.40%	1.08%	1.53%	4.05%	3.40%	10.87%
2003	(2.62)%	(1.50)%	0.97%	8.24%	5.27%	1.27%	1.76%	1.95%	(1.06)%	5.66%	0.88%	5.24%	28.68%
2002				(6.06)%	(0.74)%	(7.12)%	(7.79)%	0.66%	(10.87)%	8.80%	5.89%	(5.88)%	(22.31)%

CALENDAR YEAR RETURNS1,2,3,4

	2002	2003	2004	2005	2006	2007	2008	2009
Pro Forma Net Of Fees	2.57%	(8.03)%	17.92%	9.60%	3.28%	5.75%	(8.61)%	18.11%
Gross Of Fees	4.67%	(5.48)%	21.11%	12.59%	6.11%	8.64%	(6.08)%	21.31%
S&P 500	(22.31)%	28.68%	10.87%	4.89%	15.79%	5.50%	(36.99)%	26.45%

SUMMARY STATISTICS (periods ended September 30, 2010)1,2,3,4
RETURN

	YTD	1 Year	2 Year	3 Year	5 year	7 Year	Since Inception
Pro Forma Net Of Fees	2.38%	5.81%	5.95%	3.17%	4.20%	6.66%	4.65%
Gross Of Fees	4.48%	8.70%	8.85%	5.99%	7.05%	9.57%	7.51%
S&P 500	3.89%	10.16%	1.26%	(7.16)%	0.63%	4.03%	1.92%

1  Performance was calculated using Global Investment Performance Standards ("GIPS"). This method of calculating performance differs from the SEC's standardized methodology, which may produce different results.

2  Performance is calculated using a net asset value to net asset value methodology which incorporates all trades, prices, accruals and updated security records on trade date basis.

3  Performance is presented gross and net of the Fund's annual fund operating expenses for the fiscal year ended August 31, 2011 (after contractual waivers).

4  The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent approximately 75% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index.
67

Appendix B

Prior Performance of Similarly Advised Accounts of the Boston Partners Global Equity Fund

The Adviser has experience in managing other accounts with substantially similar investment objectives, policies and strategies as the Boston Partners Global Equity Fund. The table on the following pages is provided to illustrate the past performance of the Adviser in managing all such other accounts and does not represent the performance of the Fund. Investors should not consider this performance information as a substitute for the performance of the Fund, nor should investors consider this information as an indication of the future performance of the Fund or of the Adviser. The performance information has been adjusted to show the performance of the other accounts net of the Fund's annual operating expenses (after contractual waivers that were in place until September 30, 2013).The other accounts' fees and expenses are lower than those of the Fund. The Fund's results in the future also may be different because the other accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the other accounts. In addition, the securities held by the Fund will not be identical to the securities held by the other accounts.

The performance of the other accounts is also compared to the performance of an appropriate broad-based securities benchmark index. This index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in the Index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

Monthly Returns (since July 31, 2008)1,2,3,4,5

COMPOSITE — PRO FORMA NET OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2011	1.88%	3.41%	0.81%	4.54%	(1.87)%	(1.18)%	(1.13)%	(7.75)%	(8.69)%	11.34%	(2.38)%
2010	(3.86)%	0.39%	5.92%	0.26%	(9.75)%	(4.59)%	7.64%	(3.71)%	10.08%	4.60%	(2.55)%	8.77%	11.65%
2009	(8.72)%	(9.49)%	5.18%	11.72%	8.44%	0.03%	7.41%	5.32%	4.33%	(1.12)%	2.85%	2.08%	29.03%
2008							(2.37)%	(0.56)%	(9.56)%	(19.22)%	(6.17)%	3.16%

COMPOSITE — GROSS OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2011	2.01%	3.54%	0.94%	4.67%	(1.74)%	(1.05)%	(1.00)%	(7.62)%	(8.56)%	11.47%	(2.25)%
2010	(3.73)%	0.52%	6.05%	0.39%	(9.62)%	(4.46)%	7.77%	(3.58)%	10.21%	4.73%	(2.42)%	8.90%	13.38%
2009	(8.59)%	(9.36)%	5.31%	11.85%	8.57%	0.16%	7.54%	5.45%	4.46%	(1.00)%	2.98%	2.21%	30.01%
2008							(2.24)%	(0.43)%	(9.43)%	(19.09)%	(6.04)%	3.29%

MSCI® WORLD INDEX

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2011	2.28%	3.55%	(0.94)%	4.31%	(1.97)%	(1.54)%	(1.79)%	(7.00)%	(8.60)%	10.37%	(2.38)%
2010	(4.11)%	1.45%	6.25%	0.07%	(9.48)%	(3.39)%	8.13%	(3.69)%	9.36%	3.75%	(2.11)%	7.39%	12.34%
2009	(8.73)%	(10.17)%	7.60%	11.32%	9.19%	(0.41)%	8.50%	4.17%	4.02%	(1.76)%	4.14%	1.83%	30.79%
2008							(2.42)%	(1.36)%	(11.85)%	(18.93)%	(6.40)%	3.26%

68

SUMMARY STATISTICS (periods ended November 30, 2011)1,2,3,4,5
RETURN

	YTD	1 Year	2 Years	3 Years	Since July 1, 2008
Pro Forma Net Of Fees	(2.55)%	5.99%	5.39%	13.14%	(1.07)%
Gross Of Fees	(1.15)%	7.64%	7.03%	14.89%	0.48%
MSCI® World Index	(5.00)%	2.02%	4.25%	12.96%	(2.17)%

1  Performance was calculated using Global Investment Performance Standards ("GIPS"). This method of calculating performance differs from the SEC's standardized methodology, which may produce different results.

2  Performance is calculated using a net asset value to net asset value methodology which incorporates all trades, prices, accruals and updated security records on trade date basis.

3  Performance is presented gross and net of the Fund's annual fund operating expenses (after contractual waivers that were in place until September, 2013).

4  The MSCI® World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

5  Although the other accounts commenced operations on January 1, 2007 or April 17, 1998, the other accounts only began investing in accordance with their current investment strategies on July 1, 2008.The performance shown represents performance since the other accounts began investing in accordance with their current investment strategies.

69

Appendix C

Prior Performance of Similarly Advised Account of the Boston Partners Global Long/Short Fund

The Adviser has experience in managing a private fund with substantially similar investment objectives, policies and strategies as the Boston Partners Global Long/Short Fund. The table on the following page is provided to illustrate the past performance of the Adviser in managing the private fund and does not represent the performance of the Fund. Investors should not consider this performance information as a substitute for the performance of the Fund, nor should investors consider this information as an indication of the future performance of the Fund or of the Adviser. The performance information has been adjusted to show the performance of the private fund net of the Fund's annual fund operating expenses (after contractual waivers that were in place through December 31, 2015). The Fund's results in the future also may be different because the private fund is not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the private fund. In addition, the securities held by the Fund will not be identical to the securities held by the private fund.

The performance of the private fund is also compared to the performance of an appropriate broad-based securities benchmark index. This index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in the Index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

Monthly Performance Table (since inception July 1, 2013)1,2,3,4,5

PRO FORMA NET OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
2014	(1.99)%	2.28%	0.55%	(0.81)%	1.90%	(0.18)%	1.26%	0.88%	(1.18)%	(0.18)%	1.06%
2013							2.10%	(2.25)%	1.68%	2.82%	1.89%	1.61%

GROSS OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
2014	(1.84)%	2.28%	0.70%	(0.66)%	2.05%	(0.03)%	1.40%	1.03%	(1.04)%	(0.03)%	1.20%
2013							2.25%	(2.11)%	1.82%	2.96%	2.04%	1.76%

MSCI® WORLD INDEX

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
2014	(3.68)%	5.06%	0.20%	1.08%	2.06%	1.83%	(1.57)%	2.24%	(2.67)%	0.67%	2.05%
2013							5.29%	(2.09)%	5.04%	3.94%	1.82%	2.15%

70

SUMMARY STATISTICS (periods ended November 30, 2014)1,2,3,4,5
RETURN

	3 Months	YTD	Since Inception
Pro Forma Net Of Fees	(0.32)%	3.56%	8.24%
Gross Of Fees	0.12%	5.09%	10.03%
MSCI® World Index	(0.01)%	7.19%	17.39%

1  Performance was calculated using Global Investment Performance Standards ("GIPS"). This method of calculating performance differs from the SEC's standardized methodology, which may produce different results.

2  Performance is calculated using a net asset value to net asset value methodology which incorporates all trades, prices, accruals and updated security records on a trade date basis.

3  Performance is presented gross and net of the Fund's annual fund operating expenses (after contractual waivers that were in place until December 31, 2014) of the Fund's average daily net assets.

4  The MSCI® World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

5  Although the private fund commenced operations on March 1, 2013, the private fund only began investing in accordance with its current investment strategies on July 1, 2013. The performance shown represents performance since the private fund began investing in accordance with its current investment strategies.

71

FINANCIAL HIGHLIGHTS

The tables in the Financial Highlights section below set forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information has been derived from the Funds' financial statements and has been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm. This information should be read in conjunction with the Funds' financial statements which, together with the report of the independent registered public accounting firm, are included in the Funds' annual report for the fiscal year ended August 31, 2016 and is available free of charge upon request (see back cover for ordering instructions). Because the Investor Class Shares of the Boston Partners Global Equity Fund have not commenced operations as of the date of this Prospectus, the financial highlights table provided below is for that Fund's Institutional Class Shares. The returns of Investor Class Shares would have been substantially similar to the returns of Institutional Class Shares; however, Investor Class Shares are subject to a 12b-1 fee, while Institutional Class Shares are not. Had the Investor Class Shares of the Boston Partners Global Equity Fund been operational during the periods shown, the dividend distributions (if any) and investment performance would have been lower.

	Boston Partners Small Cap Value Fund II
	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
	Investor Class
Per Share Operating Performance
Net asset value, beginning of period	$21.04	$21.79	$18.35	$14.74	$12.44
Net investment income/(loss)*	0.12	0.14	0.09	0.05	0.02
Net realized and unrealized gain/(loss) on investments	1.92	(0.51)	3.40	3.61	2.30
Net increase/(decrease) in net assets resulting from operations	2.04	(0.37)	3.49	3.66	2.32
Dividends and distributions to shareholders from:
Net investment income	(0.07)	(0.10)	(0.05)	(0.05)	(0.02)
Net realized gains	(0.95)	(0.28)	—	—	—
Total dividends and distributions to shareholders	(1.02)	(0.38)	(0.05)	(0.05)	(0.02)
Redemption fees*	— (3)	—	— (3)	—	— (3)
Net asset value, end of period	$22.06	$21.04	$21.79	$18.35	$14.74
Total investment return (1)(2)	10.38%	(1.68)%	19.01%	24.90%	18.67%
Ratios/Supplemental Data
Net assets, end of period (000)	$126,461	$129,474	$112,417	$87,237	$66,689
Ratio of expenses to average net assets with waivers, reimbursements and recoupments, if any	1.35%	1.35%	1.46%	1.54%	1.55%
Ratio of expenses to average net assets without waivers, reimbursements and recoupments, if any	1.47%	1.48%	1.48%	1.54%	1.61%
Ratio of net investment income/(loss) to average net assets with waivers and reimbursements	0.61%	0.66%	0.43%	0.28%	0.12%
Portfolio turnover rate	29%	14%	16%	19%	32%

*  Calculated based on average shares outstanding, unless otherwise noted.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees, if any, are reflected in total return calculations.

(3)  Amount is less than $0.005.

72

FINANCIAL HIGHLIGHTS

	Boston Partners All-Cap Value Fund
	For the Year Ended August 31, 2016		For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
	Investor Class
Per Share Operating Performance
Net asset value, beginning of period	$21.98		$22.90	$19.12	$15.50	$14.28
Net investment income/(loss)*	0.25		0.25	0.17	0.20	0.16
Net realized and unrealized gain/(loss) on investments	2.13		(0.08)	4.38	3.75	2.03
Net increase in net assets resulting from operations	2.38		0.17	4.55	3.95	2.19
Dividends and distributions to shareholders from:
Net investment income	(0.25)		(0.17)	(0.15)	(0.23)	(0.08)
Net realized gains	(1.11)		(0.92)	(0.62)	(0.10)	(0.89)
Total dividends and distributions to shareholders	(1.36)		(1.09)	(0.77)	(0.33)	(0.97)
Redemption fees*	—		—	—	—	—
Net asset value, end of period	$23.00		$21.98	$22.90	$19.12	$15.50
Total investment return (1)(2)	11.39%		0.66%	24.29%	25.93%	16.44%
Ratios/Supplemental Data
Net assets, end of period (000)	$347,954		$248,643	$217,590	$77,936	$25,189
Ratio of expenses to average net assets with waivers and reimbursements and recoupment, if any	1.02%		0.95%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets without waivers and expense reimbursements and recoupments, if any	1.21%		1.20%	1.20%	1.22%	1.28%
Ratio of net investment income/(loss) to average net assets with waivers and reimbursements and recoupments, if any	1.16%		1.07%	0.80%	1.12%	1.13%
Portfolio turnover rate	30	%(3)	33%	26%	32%	33%

*  Calculated based on average shares outstanding.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees, if any, are reflected in total return calculations.

(3)  Portfolio turnover rate excludes securities delivered/received from processing redemptions/subscriptions in-kind.

73

FINANCIAL HIGHLIGHTS

	Boston Partners Long/Short Equity Fund
	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
	Investor Class
Per Share Operating Performance
Net asset value, beginning of period	$17.79	$21.33	$19.84	$19.51	$19.08
Net investment income/(loss)*	(0.37)	(0.84)	(0.65)	(0.57)	(0.56)
Net realized and unrealized gain/(loss) on investments	2.82	(0.94)	3.37	2.13	3.01
Net increase/(decrease) in net assets resulting from operations	2.45	(1.78)	2.72	1.56	2.45
Dividends and distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized gains	(1.64)	(1.77)	(1.24)	(1.24)	(2.03)
Total dividends and distributions to shareholders	(1.64)	(1.77)	(1.24)	(1.24)	(2.03)
Redemption fees*	— (3)	0.01	0.01	0.01	0.01
Net asset value, end of period	$18.60	$17.79	$21.33	$19.84	$19.51
Total investment return (1)(2)	15.07%	(8.55)%	14.41%	8.30%	13.90%
Ratios/Supplemental Data
Net assets, end of period (000)	$97,417	$94,459	$211,372	$220,307	$170,834
Ratio of expenses to average net assets with waivers, reimbursements and recoupments, if any	3.82%	5.89%	4.57%	4.55%	4.54%
Ratio of expenses to average net assets with waivers, reimbursements and recoupments, if any (excluding dividend and interest expense)	2.71%	2.72%	2.66%	2.68%	2.73%
Ratio of expenses to average net assets without waivers, reimbursements and recoupments, if any	3.82%	5.89%	4.57%	4.55%	4.54%
Ratio of net investment loss to average net assets with waivers and reimbursements	(2.04)%	(4.47)%	(3.18)%	(2.83)%	(2.93)%
Portfolio turnover rate	72%	75%	65%	67%	71%

*  Calculated based on average shares outstanding.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees, if any, are reflected in total return calculations.

(3)  Amount is less than $0.005 per share.

74

FINANCIAL HIGHLIGHTS

	Boston Partners Long/Short Research Fund
	For the Year Ended August 31, 2016		For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
	Investor Class
Per Share Operating Performance
Net asset value, beginning of period	$15.01		$15.00	$13.21	$11.86	$10.58
Net investment income/(loss)*	(0.09	)(4)	(0.18)	(0.15)	(0.18)	(0.15)
Net realized and unrealized gain /(loss) on investments	0.66		0.39	2.00	1.66	1.52
Net increase in net assets resulting from operations	0.57		0.21	1.85	1.48	1.37
Dividends and distributions to shareholders from:
Net investment income	—		—	—	—	—
Net realized gains	(0.58)		(0.20)	(0.06)	(0.13)	(0.09)
Total dividends and distributions to shareholders	(0.58)		(0.20)	(0.06)	(0.13)	(0.09)
Redemption fees*	—	(3)	— (3)	— (3)	— (3)	—	(3)
Net asset value, end of period	$15.00		$15.01	$15.00	$13.21	$11.86
Total investment return (1)(2)	3.88%		1.41%	13.99%	12.52%	13.06%
Ratios/Supplemental Data
Net assets, end of period (000)	$259,400		$300,586	$294,249	$132,511	$48,296
Ratio of expenses to average net assets with waivers, reimbursements, and recoupments, if any	2.76%		2.68%	2.77%	3.05%	3.00%
Ratio of expenses to average net assets with waivers, reimbursements and recoupments, if any (excluding dividend and interest expenses)	1.66%		1.64%	1.64%	1.73%	1.79%
Ratio of expenses to average net assets without waivers, reimbursements and recoupments if any	2.76%		2.68%	2.77%	3.01%	3.04%
Ratio of net investment loss to average net assets with waivers and reimbursements	(0.63	)%(4)	(1.17)%	(1.06)%	(1.39)%	(1.31)%
Portfolio turnover rate	53%		62%	57%	65%	53	%(5)

*  Calculated based on average shares outstanding for the period.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees, if any, are reflected in total return calculations.

(3)  Amount is less than $0.005.

(4)  Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.13) for Investor Class. The ratio of net investment loss would have been (0.91)% for Investor Class.

(5)  Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

75

FINANCIAL HIGHLIGHTS

	Boston Partners Global Long/Short Fund
	For the Period Ended August 31, 2016		For the Period Ended August 31, 2015	For the Period April 11, 2014** through August 31, 2014
	Investor Class
Per Share Operating Performance
Net asset value, beginning of period	$10.51		$10.29	$9.86
Net investment income/(loss)*	0.02	(6)	(0.16)	(0.09)
Net realized and unrealized gain/(loss) on investments	0.36		0.38	0.52
Net increase in net assets resulting from operations	0.38		0.22	0.43
Dividends and distributions to shareholders from:
Net investment income	—		—	—
Net realized gains	(0.04)		—	—
Total dividends and distributions to shareholders	(0.04)		—	—
Redemption fees*	—	(3)	— (3)	—	(3)
Net asset value, end of period	$10.85		$10.51	$10.29
Total investment return (1)(2)	3.66%		2.14%	4.36%
Ratios/Supplemental Data
Net assets, end of period (000)	$31,294		$59,919	$2,841
Ratio of expenses to average net assets with waivers and reimbursements and recoupment, if any	3.24%		3.34%	4.12	%(4)
Ratio of expenses to average net assets with waivers and reimbursements and recoupments (excluding dividend and interest expenses)	1.99%		2.21%	2.25	%(4)
Ratio of expenses to average net assets without waivers and reimbursements and recoupment, if any	3.24%		3.30%	4.44	%(4)
Ratio of net investment income/(loss) to average net assets with waivers and reimbursements and recoupment, if any	0.22	%(6)	(1.52)%	(2.28	)%(4)
Portfolio turnover rate	137%		132%	72	%(5)

*  Calculated based on average shares outstanding for the period.

**  Inception date.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees, if any, are reflected in total return calculations.

(3)  Amount is less than $0.005.

(4)  Annualized.

(5)  Not Annualized.

(6)  Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $(0.12) Investor Class. The ratio of net investment income (loss) would have been (1.13)% Investor Class.

76

FINANCIAL HIGHLIGHTS

	Boston Partners Global Equity Fund
	For the Year Ended August 31, 2016		For the Year Ended August 31, 2015	For the Period Ended August 31, 2014	For the Period Ended August 31, 2013	For the Period December 30, 2011** through August 31, 2012
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$14.66		$15.59	$12.97	$11.00	$10.00
Net investment income/(loss)*	0.35	(6)	0.13	0.18	0.12	0.10
Net realized and unrealized gain/(loss) on investments	0.66		(0.40)	2.82	2.07	0.90
Net increase/(decrease) in net assets resulting from operations	1.01		(0.27)	3.00	2.19	1.00
Dividends and distributions to shareholders from:
Net investment income	(0.05)		(0.14)	(0.02)	(0.13)	—
Net realized gains	(0.02)		(0.52)	(0.36)	(0.09)	—
Total dividends and distributions to shareholders	(0.07)		(0.66)	(0.38)	(0.22)	—
Redemption fees*	—		—	—	—	—
Net asset value, end of period	$15.60		$14.66	$15.59	$12.97	$11.00
Total investment return (1)(2)	6.90%		(1.75)%	23.39%	20.14%	10.00%
Ratios/Supplemental Data
Net assets, end of period (000)	$415,999		$279,978	$60,087	$11,496	$11,234
Ratio of expenses to average net assets with waivers and reimbursements and recoupment, if any	0.95%		0.95%	0.96%	1.30%	1.30	%(4)
Ratio of expenses to average net assets without waivers and reimbursements and recoupment, if any	1.10%		1.24%	1.39%	3.05%	3.56	%(4)
Ratio of net investment income to average net assets with waivers and reimbursements and recoupment, if any	2.38	%(6)	0.86%	1.20%	1.00%	1.39	%(4)
Portfolio turnover rate	80%		98%	136%	102%	83	%(5)

*  Calculated based on average shares outstanding for the period.

**  Inception date.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees, if any, are reflected in total return calculations.

(3)  Amount is less than $0.005.

(4)  Annualized.

(5)  Not Annualized.

(6)  Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.18. The ratio of net investment income would have been 1.25%

77

BOSTON PARTNERS INVESTMENT FUNDS
of
The RBB Fund, Inc.
1-888-261-4073
http://www.boston-partners.com

For More Information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Boston Partners Investment Funds is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about each Fund's investments, describe each Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Funds' performance during their last fiscal year. The annual and semi-annual reports to shareholders may be obtained by visiting http://www.boston-partners.com.

Statement of Additional Information

The Funds' SAI dated February 28, 2017 has been filed with the SEC. The SAI, which includes additional information about the Boston Partners Investment Funds, may be obtained free of charge, along with the annual and semi-annual reports, by calling 1-888-261-4073.The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally part of the prospectus).The SAI is available on the Adviser's website at http://www.boston-partners.com.

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: 1-888-261-4073 or visit the website of the Adviser at http://www.boston-partners.com.

Purchases and Redemptions

Call 1-888-261-4073.

Written Correspondence

Street Address:

Boston Partners Investment Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street,
Milwaukee, WI 53202

P.O. Box Address:

Boston Partners Investment Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701

Securities and Exchange Commission

You may also view and copy information about the Company and the Funds, including the SAI, by visiting the SEC's Public Reference Room in Washington, DC or the EDGAR Database on the SEC's Internet site at www.sec.gov.You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-1520.You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

STATEMENT OF

ADDITIONAL INFORMATION

BOSTON PARTNERS INVESTMENT FUNDS

of

The RBB Fund, Inc.

Institutional Class

Boston Partners Small Cap Value Fund II - BPSIX

Boston Partners All-Cap Value Fund - BPAIX

Boston Partners Long/Short Equity Fund - BPLSX

Boston Partners Long/Short Research Fund - BPIRX

WPG Partners Small/Micro Cap Value Fund - WPGTX

Boston Partners Global Equity Fund — BPGIX

Boston Partners Global Long/Short Fund — BGLSX

Boston Partners Emerging Markets Long/Short Fund — BELSX

Investor Class

Boston Partners Small Cap Value Fund II — BPSCX

Boston Partners All-Cap Value Fund — BPAVX

Boston Partners Long/Short Equity Fund — BPLEX

Boston Partners Long/Short Research Fund — BPRRX

Boston Partners Global Equity Fund — BPGRX

Boston Partners Global Long/Short Fund — BGRSX

February 28, 2017

This Statement of Additional Information (“SAI”) provides information about the Boston Partners Small Cap Value Fund II (the “Small Cap Value Fund”), Boston Partners All-Cap Value Fund (the “All-Cap Value Fund”), Boston Partners Long/Short Equity Fund (the “Long/Short Equity Fund”), Boston Partners Long/Short Research Fund (the “Long/Short Research Fund”), Boston Partners Global Equity Fund (the “Global Equity Fund”), Boston Partners Global Long/Short Fund (the “Global Long/Short Fund”), Boston Partners Emerging Markets Long/Short Fund (the “Emerging Markets Long/Short Fund”)  (collectively, the “Boston Partners Funds”) and the WPG Partners Small/Micro Cap Value Fund (the “WPG Fund”), (each, a “Fund,” two or more together, the “Funds”). The Funds are series of The RBB Fund, Inc. (the “Company”). This information is in addition to the information contained in the Institutional Class and Investor Class shares’ Prospectuses of the Funds dated February 28, 2017, (each, a “Prospectus” and together, the “Prospectuses”).

This SAI is not a prospectus. It should be read in conjunction with the Prospectuses and the Funds’ Annual Report dated August 31, 2016. Copies of the Prospectuses and Annual and Semi-Annual Reports may be obtained by calling toll-free 1-888-261-4073. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein.

INVESTMENT INSTRUMENTS AND POLICIES	1
NON-PRINCIPAL INVESTMENT POLICIES AND RISKS	23
INVESTMENT LIMITATIONS	25
DISCLOSURE OF PORTFOLIO HOLDINGS	33
PORTFOLIO TURNOVER	34
CODE OF ETHICS	44
PROXY VOTING	44
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	44
INVESTMENT ADVISORY AND OTHER SERVICES	49
DISTRIBUTION ARRANGEMENTS	58
FUND TRANSACTIONS	61
PURCHASE AND REDEMPTION INFORMATION	63
OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE,	64
PURCHASES AND REDEMPTIONS	64
TELEPHONE TRANSACTION PROCEDURES	64
VALUATION OF SHARES	65
TAXES	65
ADDITIONAL INFORMATION CONCERNING COMPANY SHARES	67
MISCELLANEOUS	68
FINANCIAL STATEMENTS	68
APPENDIX A	A-1
APPENDIX B	B-1

GENERAL INFORMATION

The Company is an open-end management investment company currently operating twenty-seven separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Institutional Class and Investor Class shares representing interests in the Boston Partners Investment Funds, which are offered by the Prospectuses.  Each of the Funds except for the Global Equity Fund, the Global Long/Short Fund, and the Emerging Markets Long/Short Fund is diversified.  Boston Partners Global Investors, Inc. (formerly, Robeco Investment Management, Inc.) (the “Adviser”) serves as the investment adviser to the Funds.

INVESTMENT INSTRUMENTS AND POLICIES

The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of the Funds.  To the extent an investment policy is discussed in this SAI but not in the Prospectuses, such policy is not a principal policy of the Funds.  Except as indicated, the information below relates only to those Funds that are authorized to invest in the instruments or securities described below.

The Small Cap Value Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

The All-Cap Value Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

The Long/Short Equity Fund seeks long-term capital appreciation while reducing exposure to general equity market risk. The Fund seeks a total return greater than that of the S&P 500® Index over a full market cycle.

The Long/Short Research Fund seeks to provide long-term total return.

The WPG Partners Small/Micro Cap Value Fund seeks capital appreciation by investing primarily in common stocks, securities convertible into common stocks and in special situations.

The Global Equity Fund seeks to provide long-term capital growth.

The Global Long/Short Fund seeks long-term growth of capital.

The Emerging Markets Long/Short Fund seeks long-term growth of capital.

The Adviser may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Funds’ Prospectuses and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Funds’ investment policies and limitations.

Asset-Backed Securities. The Long/Short Equity Fund, Long/Short Research Fund, Global Long/Short Fund, and Emerging Markets Long/Short Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. government securities, but are not direct obligations of the U.S. government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present; however privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. That is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets.

1

Bank and Corporate Obligations. Each Fund may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers’ acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

The activities of banks are subject to extensive regulations which may limit both the amount and types of loans that may be made and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and costs of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties play an important part in the operation of this industry.

Each of the Boston Partners Funds may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of Standard & Poor’s® (“S&P”), Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) or Moody’s Investors, Inc. (“Moody’s”) (or which, if unrated, are determined by the Adviser to be of comparable quality). Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. See Appendix A to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

Borrowing. Each Fund may borrow up to 33 1/3 percent of its respective total assets. The Adviser intends to borrow only for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. With respect to the Small Cap Value Fund, All-Cap Value Fund, Global Equity Fund and WPG Fund, investments will not be made when borrowings exceed 5% of a Fund’s total assets. The Long/Short Equity Fund, Long/Short Research Fund, Global Long/Short Fund and Emerging Markets Long/Short Fund may make investments when borrowings exceed 5% of a Fund’s total assets. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value (“NAV”) of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund’s securities. As a result, a Fund’s share price may be subject to greater fluctuation until the borrowing is paid off. A Fund’s short sales and related borrowings are not subject to the restrictions outlined above. Under the 1940 Act, the Fund will be required to maintain asset coverage of at least 300% for borrowings from a bank. In the event that such asset coverage is below 300%, the Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage within three business days.

Contracts for Differences. The Global Long/Short Fund, Long/Short Research Fund, and Emerging Markets Long/Short Fund (for this section only, each a “Fund”) may enter into Contracts for Differences (“CFDs”). CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a long CFD, a Fund is looking to profit from increases in the market price of a particular asset. With a short CFD a Fund is seeking to profit from falls in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by a Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require a Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Fund is liable.  Most CFDs are

2

traded over-the-counter. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation.

Convertible Securities and Preferred Stocks. Each Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, that Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Small Cap Value Fund and WPG Fund do not presently intend to invest more than 5% (10% with respect to the All-Cap Value Fund, Long/Short Equity Fund, Long/Short Research Fund, Global Equity Fund, Global Long/Short Fund, and Emerging Markets Long/Short Fund) of each Fund’s respective net assets, in convertible securities, or securities received by a Fund upon conversion thereof.

Preferred stocks are securities that represent an ownership interest in a company and provide their owner with claims on the company’s earnings and assets prior to the claims of owners of common stocks but after those of bond owners. Preferred stocks in which the Long/Short Equity Fund, WPG Fund, Global Equity Fund,  and Global Long/Short Fund may invest include sinking fund, convertible, perpetual fixed and adjustable rate (including auction rate) preferred stocks. There is no minimum credit rating applicable to a Fund’s investment in preferred stocks and securities convertible into or exchangeable for common stock.

Currency Swaps and Total Return Swaps.  The Global Equity Fund, Global Long/Short Fund,  Long/Short Research Fund, and Emerging Markets Long/Short Fund may enter into currency swaps and total return swaps.

The Global Equity Fund, Global Long/Short Fund, Long/Short Research Fund, and Emerging Markets Long/Short Fund may enter into swap transactions for hedging purposes, and the Global Equity Fund, Global Long/Short Fund, and Emerging Markets Long/Short Fund may also use these swaps to seek to increase total return. As examples, a Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a

3

particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

A great deal of flexibility is possible in the way swap transactions are structured. However, generally a Fund will enter into total return swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Total return swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to total return swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a total return swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, currency swaps may involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The Securities and Exchange Commission (“SEC”) has issued the concept release “Use of Derivatives by Investment Companies under the Investment Company Act of 1940,” which discusses, among other matters, whether current market practices involving derivatives are consistent with the leverage provisions of the Act.  Accordingly, investors should be aware that the SEC may offer additional guidance in the future that may impact the manner in which a Fund operates.

To the extent that a Fund’s exposure in a transaction involving a swap is covered by the segregation of cash or liquid assets, or is covered by other means in accordance with SEC guidance, the Fund and the Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The Global Equity Fund, Global Long/Short Fund, Long/Short Research Fund, and Emerging Markets Long/Short Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by S&P’s or Moody’s, or, if unrated by such rating organization, determined to be of comparable quality by the Adviser. If there is a default by the other party to such a transaction, the Global Equity Fund, Global Long/Short Fund, Long/Short Research Fund and Emerging Markets Long/Short Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if these investment instruments were not used.

Equity Markets. The Funds invest primarily in equity markets at all times. Equity markets can be highly volatile, so that investing in the Funds involves substantial risk. As a result, investing in the Funds involves the risk of loss of capital.

4

European Currency Unification. As of January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of many European countries. The European Central Bank has control over each member country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions. Also, it is possible that the EU’s single currency, the euro, could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by certain Funds may be denominated in the euro.

Exchange-Traded Funds (ETFs). Each Fund may invest in open-end investment companies whose shares are listed for trading on a national securities exchange or the Nasdaq Market System. ETF shares typically trade like shares of common stock and provide investment results that generally correspond to the price and yield performance of the component stocks of a widely recognized index such as the S&P 500® Index. There can be no assurance, however, that this can be accomplished as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. Additionally, some ETFs are actively-managed by an investment adviser and/or sub-advisers and do not seek to provide investment results that correspond to an index.

ETFs are subject to risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. Actively-managed ETFs are subject to risk of poor investment, and the individual investments of an actively-managed ETF may not perform as well as its investment adviser and/or sub-advisers expect, and/or the actively-managed ETFs portfolio management practices do not work to achieve their desired result. Individual shares of an ETF are generally not redeemable at their net asset value, but trade on an exchange during the day at prices that are normally close to, but not the same as, their net asset value. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their net asset values.

Investments in securities of ETFs beyond the limitations set forth in Section 12(d)(1)(A) of the 1940 Act are subject to certain terms and conditions set forth in an exemptive order issued by the SEC to the exchange-traded fund. Section 12(d)(1)(A) states that a mutual fund may not acquire shares of other investment companies, such as ETFs, in excess of: 3% of the total outstanding voting stock of the investment company; 5% of its total assets invested in the investment company; or more than 10% of the fund’s total assets were to be invested in the aggregate in all investment companies. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s own expenses.

Each Fund may also acquire investment company shares received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger. The purchase of shares of other investment companies may result in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs and investment advisory and administrative fees.

Foreign Securities. Each Fund may invest in securities of foreign issuers either directly or through American Depositary Receipts (“ADRs”) Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”). ADRs are securities, typically issued by a U.S. financial institution (a “depository”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and

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deposited with the depository. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. GDRs, EDRs and IDRs are securities that represent ownership interests in a security or pool of securities issued by a non-U.S. or U.S. corporation. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Investments in depositary receipts do not eliminate the risks in investing in foreign issuers. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of Fund securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities.

Although the Funds may invest in securities denominated in foreign currencies, each Fund values its securities and other assets in U.S. dollars. As a result, the NAV of a Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which a Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Fund’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, each Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

Each Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other

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governmental restrictions which might affect payment of principal or interest. The Funds may also invest in Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations, but pay interest in U.S. dollars and are typically issued in the United States.

Investing in Emerging Countries, including Asia and Eastern Europe. The Global Equity Fund, Global Long/Short Fund, and Emerging Markets Long/Short Fund may invest in securities of issuers located in emerging countries. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Funds. The Funds may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-

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constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds’ assets. The Funds’ investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The Global Equity Fund, Global Long/Short Fund, and Emerging Markets Long/Short Fund  may seek investment opportunities within former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports. A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Forward Commitment and When-Issued Transactions. Each Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will not enter into such transactions for the purpose of leverage.

When-issued purchases and forward commitments enable a Fund to lock in what is believed by the Adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s NAV starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.

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A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.

When a Fund purchases securities on a when-issued or forward commitment basis, the Fund or its custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Forward Foreign Currency Transactions. Each of the Long/Short Research Fund, WPG Fund, Global Equity Fund, Global Long/Short Fund, and Emerging Markets Long/Short Fund may, to the extent that it invests in foreign securities, enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

A Fund is permitted to enter into forward contracts for foreign currency under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed number of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause a Fund to enter a forward contract to sell, for a fixed U.S. dollar amount, the amount of foreign currency approximating the value of some or all of a Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  There is no current intention to hedge the currency exposure of any of the Funds.

Although the Funds have no current intention to do so, they may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in securities denominated or quoted in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other U.S. foreign currency, if the Adviser determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The Funds will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Funds to deliver an amount of foreign currency in excess of the value of the Funds’ respective portfolio securities or other assets quoted or denominated in that currency. At the consummation of the forward contract, the Funds may either make delivery of the foreign currency or terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the

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same amount of such foreign currency. If a Fund chooses to make delivery of foreign currency, it may be required to obtain such delivery through the sale of portfolio securities quoted or denominated in such currency or through conversion of other assets of a Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is party to the original forward contract.

The Funds’ transactions in forward contracts will be limited to those described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency quoted or denominated securities, and a Fund will not do so unless deemed appropriate by the Adviser.

When entering into a forward contract, the Funds will segregate either cash or liquid securities quoted or denominated in any currency in an amount equal to the value of the Funds’ total assets committed to the consummation of forward currency exchange contracts which require the Funds to purchase a foreign currency. If the value of the segregated securities declines, additional cash or securities will be segregated by the Funds on a daily basis so that the value of the segregated securities will equal the amount of the Funds’ commitments with respect to such contracts.

This method of protecting the value of the Funds’ portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Funds’ foreign assets. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

While the Funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Funds than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Funds’ portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Funds. Such imperfect correlation may cause the Funds to sustain losses, which will prevent the Funds from achieving a complete hedge, or expose the Funds to the risk of foreign exchange loss.

Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Funds of unrealized profits, transaction costs or the benefits of a currency hedge or force the Funds to cover its purchase or sale commitments, if any, at the current market price.

The Funds’ foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company.

Futures Contracts. The Long/Short Research Fund, WPG Fund, Global Equity Fund, Global Long/Short Fund, and Emerging Markets Long/Short Fund may invest in futures contracts.  A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

To seek to increase total return, to equalize cash or to hedge against changes in interest rates or securities prices a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. A Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S.

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government securities), securities indices, and any other financial instruments and indices. A Fund will engage in futures and related options transactions for bona fide hedging purposes as described below or for purposes of seeking to increase total return, in each case, only to the extent permitted by regulations of the Commodity Futures Trading Commission (“CFTC”). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

The Funds will limit investments in futures to below the de minimis thresholds adopted by the CFTC in its recent amendments to Rule 4.5 (see below for a description of these thresholds).

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund’s portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by seeking to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Options on Futures Contracts. The WPG Fund, Long/Short Equity Fund, Long/Short Research Fund, Global Equity Fund, Global Long/Short Fund, and Emerging Markets Long/Short Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The acquisition of put and call options on futures contracts will give the Funds the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices

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move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium, which may partially offset a decline in the value of the Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. The Funds’ ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The Funds will engage in futures and related options transactions for bona fide hedging and to seek to increase total return as permitted by the CFTC regulations.  The Funds will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Funds or securities or instruments which it expects to purchase. Except as stated below, the Funds’ futures transactions will be entered into for traditional hedging purposes — i.e., futures contracts will be sold to protect against a decline in the price of securities that the Funds own or futures contracts will be purchased to protect the Funds against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

The Funds will engage in transactions in currency forward contracts, futures contracts and options only to the extent such transactions are consistent with the requirements of the Code, for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in some cases, may require the applicable Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Fund’s income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the expectations of the Adviser regarding movements in securities prices or interest rates are incorrect, the Fund may have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

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Perfect correlation between a Fund’s futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. government securities. Other futures contracts available to hedge the Funds’ portfolio investments generally are limited to futures on various securities indices.

Initial Public Offerings. Each of the Funds may purchase stock in an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public. Risks associated with IPOs may include considerable fluctuation in the market value of IPO shares due to certain factors, such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history. The purchase of IPO shares may involve high transaction costs. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As a Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

Investment Company Securities. Each Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, each Fund’s investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. Rule 12d1-1 under the 1940 Act permits a Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as, among other things, said investment is consistent with the Fund’s investment objectives and policies. As a shareholder in an investment company, a Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Lending of Portfolio Securities. Each Fund may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund’s securities will be fully collateralized and marked to market daily. The Funds do not have the right to vote loaned securities. A Fund will attempt to call all loaned securities back to permit the exercise of voting rights, if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled.

Leveraging.  The Long/Short Equity Fund, Long/Short Research Fund, Global Long/Short Fund, and Emerging Markets Long/Short Fund may employ leverage in accordance with the fundamental investment limitations described below.  Leveraging the Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund’s shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for the Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that the Fund will have to pay, the Fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Because the SEC staff believes both reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage, which is a speculative factor. The requirement that such transactions be fully collateralized by assets segregated by the Fund’s custodian imposes a practical limit on the leverage these transactions create.

Market Fluctuation. The market value of each Fund’s investments, and thus each Fund’s NAV, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value

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of fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Because the investment alternatives available to each Fund may be limited by the specific objective of that Fund, investors should be aware that an investment in a particular Fund may be subject to greater market fluctuation than an investment in a portfolio of securities representing a broader range of investment alternatives. In view of the specialized nature of the investment activities of each Fund, an investment in any single Fund should not be considered a complete investment program.

Micro-Cap, Small-Cap and Mid-Cap Stocks. Each Fund may invest in securities of companies with micro-, small- and mid-size capitalizations which  tend to be riskier than securities of companies with large capitalizations. This is because micro-, small- and mid-cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of micro-, small- and mid-cap companies tend to be less certain than large cap companies, and the dividends paid on micro-, small- and mid-cap stocks are frequently negligible. Moreover, micro-, small- and mid-cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of micro-, small- and mid-cap companies tend to be more volatile than those of large-cap companies. The market for micro- and small-cap securities may be thinly traded and as a result, greater fluctuations in the price of micro- and small-cap securities may occur.

Options on Securities and Securities Indices. The All-Cap Value Fund, Long/Short Equity Fund, Long/Short Research Fund, WPG Fund, Global Equity Fund, Global Long/Short Fund, and Emerging Markets Long/Short Fund may each write covered call and secured put options on any securities in which it may invest or on any domestic stock indices based on securities in which it may invest. A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date, regardless of the market price of the security. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of a Fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date, regardless of the market price for the security. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

All call and put options written by a Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which, in the case of the WPG Fund, may be quoted or denominated in any currency, in a segregated account noted on the Fund’s records or maintained by the Fund’s custodian with a value at least equal to the Fund’s obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position.

A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparts to such option. Such purchases are referred to as “closing purchase transactions” and do not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.

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A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The amount of this settlement will be equal to the difference between the closing price of the of the securities index at the time of exercise and the exercise price of the option expressed in dollars, times a specified amount. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities in its portfolio. A Fund may also cover call and put options on a securities index by using the other methods described above.

The All-Cap Value Fund, Long/Short Equity Fund, Long/Short Research Fund, WPG Fund, Global Equity Fund, Global Long/Short Fund, and Emerging Markets Long/Short Fund may each purchase put and call options on any securities in which it may invest or on any securities index based on securities in which it may invest, and a Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”) in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Although the Funds may use option transactions to seek to generate additional income and to seek to reduce the effect of any adverse price movement in the securities or currency subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar mutual funds, which do not engage in such activities. These risks include the following: for writing call options, the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above

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the exercise price; for writing put options, the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or to make a cash settlement on the securities index at prices which may not reflect current market values; and for purchasing call and put options, the possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale of securities index options, including options on the S&P 500® Index, will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with the price movements in the selected securities index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the securities index on which options are written. If the forecasts of the Adviser regarding movements in securities prices or interest rates are incorrect, a Fund’s investment results may have been better without the hedge transactions.

There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will monitor the liquidity of over-the-counter options and, if it determines that such options are not readily marketable, a Fund’s ability to enter such options will be subject to the Fund’s limitation on investments on illiquid securities.

The writing and purchase of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the Adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Pay-in-Kind Securities, Zero Coupon and Capital Appreciation Bonds. To the extent consistent with its investment objective, the All-Cap Value Fund may invest up to 5% of its net assets in pay-in-kind (“PIK”) securities. PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similarly, zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. Such securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

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PIK securities, zero coupon bonds and capital appreciation bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities may not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. Additionally, the market prices of PIK securities, zero coupon bonds and capital appreciation bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

Portfolio Turnover. Those investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as “active” strategies. These strategies contrast with “passive” (“index”) strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently—only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher turnover than passive strategies.

The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two particularly significant ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are generally higher than long-term capital gain tax rates. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average.

There are no limitations on the length of time that securities must be held by any Fund and a Fund’s annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs, which must be borne by the applicable Fund and its shareholders.

In determining such portfolio turnover, U.S. government securities and all other securities (including options) which have maturities at the time of acquisition of one year or less (“short-term securities”) are excluded. The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the applicable Fund during the year. The monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by 13. A turnover rate of 100% would occur if all of a Fund’s portfolio securities (other than short-term securities) were replaced once in a period of one year. If a Fund were to write a substantial number of options, which are exercised, the portfolio turnover rate of that Fund would increase. Increased portfolio turnover results in increased brokerage costs, which a Fund must pay, and the possibility of more short-term gains, distributions of which are taxable as ordinary income.

The Funds will trade their portfolio securities without regard to the length of time for which they have been held. To the extent that a Fund’s portfolio is traded for short-term market considerations and portfolio turnover rate exceeds 100%, the annual portfolio turnover rate of the Fund could be higher than most mutual funds.

Real Estate Investment Trust Securities. Each Fund may invest in real estate investment trusts (“REITs”). REITs generally invest directly in real estate, in mortgages or in some combination of the two. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional

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requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. Unexpected high rates of default on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a mortgage REIT. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. To the extent that a mortgage REIT’s portfolio is exposed to lower-rated, unsecured or subordinated instruments, the risk of loss may increase, which may have a negative impact on the Fund.

The REITs in which the Funds may invest may be affected by economic forces and other factors related to the real estate industry. REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. REITS whose underlying assets include long-term health care properties; such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry. Each Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Each Fund is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Code, and/or fail to qualify for an exemption from registration as an investment company under the 1940 Act. Mortgage REITs may be affected by the quality of the credit extended. A REIT’s return may be adversely affected when interest rates are high or rising.

Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500®.

Restricted and Illiquid Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Illiquid securities include: repurchase agreements and time deposits with a notice or demand period of more than seven days; interest rate; currency, mortgage and credit default swaps; interest rate caps; floors and collars; municipal leases; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to each Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

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Each Fund may purchase securities which are not registered under the Securities Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

The Adviser will monitor the liquidity of Restricted Securities held by a Fund under the supervision of the Company’s Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

Risk Considerations of Medium Grade Securities. Obligations in the lowest investment grade (i.e., BBB or Baa), referred to as “medium grade” obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by a Fund is subsequently downgraded below investment grade, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security.

Risk Considerations of Lower Rated Securities. The WPG Fund and the All-Cap Value Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody’s or B by S&P (or their equivalents or, if unrated, determined by the Adviser to be of comparable credit quality). In the case of a security that is rated differently by two or more rating services, the higher rating is used in connection with the foregoing limitation. In the event that the rating on a security held in a Fund’s portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates.

An economic downturn could severely disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

The Long/Short Equity Fund, Long/Short Research Fund, Global Long/Short Fund, and Emerging Markets Long/Short Fund may invest up to 20% of its net assets in high yield fixed income obligations, such as bonds and debentures, issued by corporations and other business organizations. The Funds will invest in high yield fixed income instruments when the Funds believe that such instruments offer a better risk/reward profile than comparable equity opportunities. High yield fixed income securities (commonly known as “junk bonds”) are considered speculative investments and, while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured.

The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to service their principal and

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interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a fixed income security owned by a Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and a Fund’s net asset value, to the extent it holds such securities.

High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets, to the extent it holds such fixed income securities.

In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Adviser’s ability to accurately value such securities and a Fund’s assets and on the Fund’s ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

New laws proposed or adopted from time to time may have an impact on the market for high yield securities.

Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Fund will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security’s liquidity so the Fund can meet redemption requests.

Special Situation Companies. Each Fund, except the Small Cap Value Fund, may invest in “Special Situations.” The term “Special Situation” shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the investment adviser of the Fund, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective), which may qualify a security as a “Special Situation,” may be one of many different types.

Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company’s stock; a new or changed management; or material changes in management policies. A “Special Situation” may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a “Special Situation.” A Fund may invest in securities (even if not “Special Situations”) which, in the opinion of the investment adviser of the Fund, are appropriate investments for the Fund, including securities which the investment adviser of the Fund believes are undervalued by the market. A Fund shall not be required to invest any minimum percentage of its aggregate portfolio in “Special Situations,” nor shall it be required to invest any minimum percentage of its aggregate portfolio in securities other than “Special Situations.”

Securities of Unseasoned Issuers. Each of the Funds may invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, to the extent consistent with each Fund’s primary investment strategies as set forth in the Prospectuses and with each Fund’s policy on investments in illiquid securities.  The aggregate investment in such securities will not exceed (a) 25% of net assets for the Long/Short Equity Fund, WPG Fund, Global Long/Short Fund, and Emerging Markets Long/Short Fund or (b) 5% of net assets for each of the Small Cap Value and All-Cap Value Funds. The term “unseasoned” refers to issuers which, together with their predecessors, have been in operation for less than three years.

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Short Sales. The All-Cap Value, Long/Short Equity, Long/Short Research, Global Long/Short Fund, and Emerging Markets Long/Short Fund may each enter into short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. A Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. See the section entitled “Options” above.

Short Sales “Against the Box.” In addition to the short sales discussed above, the All-Cap Value Fund,  Long/Short Equity Fund, Long/Short Research Fund, Global Long/Short Fund, and Emerging Markets Long/Short Fund may each make short sales “against the box,” transactions in which a Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale.

Structured Securities. The All-Cap Value Fund, Global Equity Fund, Global Long/Short Fund, Emerging Markets Long/Short Fund may invest in structured securities. The value of the principal of and/or interest on structured securities is determined by reference to changes in the value of specific currencies, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, notes where the principal repayment at maturity is determined by the value of the relative change in two or more specified securities or securities indices. The All-Cap Value Fund does not presently intend to invest more than 5% of its net assets in structured securities.

The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the security at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

U.S. Government Obligations. Each Fund may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association (“GNMA”) and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided

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approval is granted, from the U.S. Treasury, such as securities of Federal Home Loan Mortgage Corporation (“Freddie Mac”) and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLBs”). Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

In September 2008, the U.S. Treasury Department and Federal Housing finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. On June 16, 2010, FHFA ordered Fannie Mae’s and Freddie Mac’s stock de-listed from the New York Stock Exchange after the price of common stock in Fannie Mae fell below the New York Stock Exchange’s minimum average closing price of $1 for more than 30 days. The long-term effect that this conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

Each Fund’s net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, if applicable, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (“TIPS”). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. Each Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

The Small Cap Value and All-Cap Value Funds do not presently intend to invest more than 5% of each Fund’s respective net assets in U.S. government obligations.

Special Note Regarding Market Events. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments. It is uncertain how long these conditions will continue.

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets

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are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds’ holdings.

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS

Commercial Paper. Each Fund may purchase commercial paper rated (at the time of purchase) “A-1” by S&P® or “Prime-1” by Moody’s or, when deemed advisable by the Adviser, issues rated “A-2” or “Prime-2” by S&P® or Moody’s, respectively. These rating categories are described in Appendix “A” to this SAI. The Funds may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Company’s Board of Directors. Commercial paper issues in which a Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from such registration afforded by Section 3(a) (3) thereof, and commercial paper issued in reliance on the so-called “private placement” exemption from registration, which is afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Each Fund does not presently intend to invest more than 5% of its net assets in commercial paper.

Cyber Security Risk. The Funds and their service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting a Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact a Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject a Fund to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Holding Company Depository Receipts. The Funds may invest in Holding Company Depository Receipts (“HOLDRS”). HOLDRS represent trust-issued receipts that represent individual and undivided beneficial ownership interests in the common stock or ADRs of specific companies in a particular industry, sector or group. Each of the Funds do not presently intend to invest more than 5% of their respective net assets in HOLDRS.

Indexed Securities. The Funds may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole.   Each of the Funds do not presently intend to invest more than 5% of their respective net assets in indexed securities.

Large Shareholder Purchase and Redemption Risk.  The Funds may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Funds.  Such large shareholder redemptions may cause a Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity.  Similarly, large share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.  In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. However, this risk may be limited to the extent that the Adviser and a Fund have entered into a fee waiver and/or expense reimbursement arrangement.

Money Market Instruments. Each Fund may invest a portion of its assets in short-term, high-quality instruments for purposes of temporary defensive measures, which instruments include, among other things, bank

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obligations. Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Such deposits are not FDIC insured and a Fund bears the risk of bank failure. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. A Fund will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities.

Purchase Warrants. Each Fund may invest in purchase warrants and similar rights. Purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. These Funds may not invest more than 5% of each Fund’s respective net assets in purchase warrants and similar rights.

Repurchase Agreements. The Funds may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

The repurchase price under the repurchase agreements described above generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with whom the Funds may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to have a Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price.

Default by or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Fund will maintain in a segregated account with the Fund’s custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest,

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subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the interest received on the cash exchanged for the securities.

Temporary Investments. Although the Funds invest primarily in equity securities, for temporary defensive purposes, the Funds may hold cash or invest in a variety of money market instruments and short-term and medium-term debt securities including: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

INVESTMENT LIMITATIONS

The Funds have adopted the following fundamental investment limitations which may not be changed with respect to the Funds without the affirmative vote of the holders of a majority of the Funds’ outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectuses, “shareholder approval” and a “majority of the outstanding shares” of a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund. Each Fund’s investment goals and strategies described in the Prospectuses may be changed by the Company’s Board of Directors (the “Board”) without the approval of the Fund’s shareholders.

Each Boston Partners Fund other than the Long/Short Research Fund, Global Equity Fund, Global Long/Short Fund, and Emerging Markets Long/Short Fund may not:

1.                       Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements, and the Small Cap Value Fund and All-Cap Value Fund may enter into dollar rolls for temporary purposes in amounts up to one-third of the value of each Fund’s respective total assets at the time of such borrowing and provided that, for any borrowing with respect to the All-Cap Value Fund and Long/Short Equity Fund there is at least 300% asset coverage for the borrowings of the Fund. A Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. However, with respect to the All-Cap Value Fund and Long/Short Equity Fund the amount shall not be in excess of lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing, provided that for the All-Cap Value Fund and Long/Short Equity Fund: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets, and provided that for the All-Cap Value Fund, any collateral arrangements with respect to the writing of options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. The Small Cap Value and All-Cap Value Funds will not purchase securities while aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of total assets. Securities held in escrow or separate accounts in connection with a Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation; (For purposes of this Limitation No. 1, any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets).

2.                       Issue any senior securities, except as permitted under the 1940 Act; (For purposes of this Limitation No. 2, neither the collateral arrangements with respect to options and futures identified in Limitation

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No. 1, nor the purchase or sale of futures or related options are deemed to be the issuance of senior securities).

3.                       Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4.                       Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

5.                       Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6.                       Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan; or

7.                       Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities).

Additionally, each Boston Partners Fund other than the Long/Short Research Fund, Global Equity Fund,  Global Long/Short Fund, and Emerging Markets Long/Short Fund may not:

Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.  Neither the purchase nor the sale of futures or related options will be deemed to be the issuance of senior securities because such transactions will be covered by the segregation of cash or liquid assets or by other means in compliance with applicable SEC guidance.

For purposes of Investment Limitation No. 7, with respect to the Long/Short Equity Fund, the Fund may not:

Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

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In addition to the fundamental investment limitations specified above, the Long/Short Equity Fund is subject to the following non-fundamental limitations. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Long/Short Equity Fund may not:

1.                       Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

2.                       Purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

The Long/Short Research Fund may not:

1.                           Borrow money except that (a) the Fund may borrow from banks or through reverse repurchase agreements in amounts up to 331/3% of the value of its total assets (including the amount borrowed); and (b) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.  For purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings.  Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets;

2.                           Issue senior securities as defined in the 1940 Act, except as permitted by rule, regulation or order of the SEC;

3.                        Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4.                        Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

5.                        Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6.                        Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan;

7.                        Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities); or

8.                        Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

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For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2. Neither the purchase nor the sale of futures or related options will be deemed to be the issuance of senior securities because such transactions will be covered by the segregation of cash or liquid assets or by other means in compliance with applicable SEC guidance.

For purposes of Investment Limitation No.7, the Long/Short Research Fund may not:

Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; (d) and the Fund may invest up to 30% in ETFs to the extent permitted for the 1940 Act and applicable SEC orders.

In addition to the fundamental investment limitations specified above, the Long/Short Research Fund is subject to the following non-fundamental limitations. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Long/Short Research Fund may not:

1.                       Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

2.                       Purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

3.                       Pledge, manage or hypothecate assets, except as permitted by the 1940 Act.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

The Global Equity Fund may not:

1.              Borrow money except that a Fund may borrow from banks or through reverse repurchase agreements in amounts up to 33 1/3% of the value of its total assets (including the amount borrowed). For purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets;

2.              Issue senior securities as defined in the 1940 Act, except as permitted by rule, regulation or order of the SEC;

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3.              Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4.              Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

5.              Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6.              Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan; or

7.              Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities).

For purposes of Investment Restriction No.7, the Global Equity Fund may not:

Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States or any of its authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

In addition to the fundamental investment limitations specified above, the Global Equity Fund is subject to the following non-fundamental limitations. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Fund may not:

1.                            Make investments for the purpose of exercising control or management, but investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

2.                            Purchase securities on margin, except that a Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

3.                            Pledge, manage or hypothecate assets, except as permitted by the 1940 Act.

4.                            Hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

Any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, short sales and other similar instruments, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets.

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Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

The Global Long/Short Fund and Emerging Markets Long/Short Fund may not:

1.              Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of the Fund’s total assets at the time of such borrowing and provided that there is at least 300% asset coverage for the borrowings of the Fund. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. However, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets.  Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation;

2.              Issue any senior securities, except as permitted under the 1940 Act;

3.              Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4.              Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

5.              Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6.              Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan; or

7.              Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities).

For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2. Neither the purchase nor the sale of futures or related options will be deemed to be the issuance of senior securities because such transactions will be covered by the segregation of cash or liquid assets or by other means in compliance with applicable SEC guidance.

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In addition to the fundamental investment limitations specified above, the Global Long/Short Fund and Emerging Markets Long/Short Fund are subject to the following non-fundamental limitations. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. Each Fund may not:

1.                            Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

2.                            Purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

3.                            Hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

The Boston Partners Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Securities held by the Boston Partners Funds generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act. Neither the Company nor the Adviser has obtained such an exemptive order.

If a percentage restriction under one of the Boston Partners Funds’ investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

The WPG Fund may not:

1.                       Purchase securities of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% or more of its total assets provided that this restriction shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

2.                       With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. government securities and other investment companies), if:

(a)                  such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or

(b)                  such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

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3.                       Lease, acquire, purchase, sell or hold real estate, but it may lease office space for its own use and invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

4.                       Purchase or sell commodities or commodities contracts, except futures contracts, including but not limited to contracts for the future delivery of securities and contracts based on securities indices and options on such futures contracts, and forward foreign currency exchange contracts.

5.                       Lend money, except that it may (i) invest in all or a portion of an issue of bonds, debentures and other obligations distributed publicly or of a type commonly purchased by financial institutions (e.g., certificates of deposit, bankers’ acceptances or other short-term debt obligations) or other debt obligations in accordance with its objectives or (ii) enter into repurchase agreements; provided that the Fund will not enter into repurchase agreements of more than one week’s duration if more than 15% of its net assets would be invested therein together with other illiquid or not readily marketable securities.

6.                       Lend its portfolio securities unless the borrower is a broker, dealer, bank or other qualified financial institution; provided that the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

7.                       Engage in the business of underwriting the securities of others, except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act when it purchases or sells portfolio securities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

8.                       Borrow money except as a temporary measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings may not exceed 33% of the value of the Fund’s total assets (including the amount borrowed), at the time of such borrowing.

9.                       Issue senior securities except as permitted under the 1940 Act and except that the Fund may issue shares of beneficial interest in multiple classes or series.

The Fund may, notwithstanding any other fundamental or non-fundamental investment restriction or policy, invest all of its assets in the securities of a single open-end investment company with substantially the same investment objectives, restrictions and policies as that Fund.

For purposes of the above fundamental investment restrictions regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications established by nationally recognized third-party statistical information services, such as S&P. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources.

In addition to the fundamental policies mentioned above, the Board has adopted the following non-fundamental policies which may be changed or amended by action of the Board without approval of shareholders. So long as these non-fundamental restrictions are in effect, the Fund may not:

(a)                  Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

(b)                  Purchase securities of any other investment company except as permitted by the 1940 Act.

(c)                   Purchase securities on margin, except any short-term credits, which may be necessary for the clearance of transactions and the initial, or maintenance margin in connection with options and futures contracts and related options.

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(d)                  Invest more than 15% of its net assets in securities which are illiquid.

(e)                   Purchase additional securities if the Fund’s borrowings exceed 5% of its net assets.

Except with respect to the WPG Fund’s fundamental investment restriction regarding borrowings, any investment limitation of the WPG Fund that is expressed as a percentage is determined at the time of investment by the Fund. An increase or decrease in a Fund’s net asset value or a company’s market capitalization subsequent to a Fund’s initial investment will not affect the Fund’s compliance with the percentage limitation or the company’s status as small, medium or large cap. From time to time, the Adviser may include as small, medium or large cap certain companies having market capitalizations outside the definitions described in the Prospectuses. Under the 1940 Act, the WPG Fund will be required to maintain continuous asset coverage of at least 300% for borrowings from a bank. In the event that such asset coverage is below 300%, the applicable Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage, within three days (not including weekends and holidays) or such longer period as the rules and regulations of the SEC prescribe. In addition, under the 1940 Act, the WPG Fund may not invest more than 5% of its assets in the securities of any issuer that derives more than 15% of its gross revenue from a securities-related business, unless an exemption is available under the 1940 Act or the rules thereunder.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Funds, a policy relating to the disclosure of each Fund’s portfolio securities to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders. The policies relating to the disclosure of the Funds’ portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Funds’ portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Adviser currently makes the Funds’ complete portfolio holdings, top ten holdings, sector weightings and other portfolio characteristics publicly available on its web site, www.boston-partners.com as disclosed in the following table:

Information Posting	Frequency of Disclosure	Date of Web Posting
Complete Portfolio Holdings	Monthly/Quarterly*	15 days after the end of each calendar month for the Funds

Top 10 Portfolio Holdings and other portfolio characteristics	Monthly/Quarterly	10 days after the end of each calendar month for the Funds

* For the All-Cap Value Fund, Long/Short Equity Fund, Long/Short Research Fund, Global Long/Short Fund, and Emerging Markets Long/Short Fund the complete long positions only for the Funds will be publicly available on the Adviser’s website at www.boston-partners.com.

The scope of the information relating to the Funds’ portfolios that is made available on the web site may change from time to time without notice. The Adviser or its affiliates may include each Fund’s portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other

33

communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the Web site.

The Company may distribute or authorize the distribution of information about the Funds’ portfolio holdings that is not publicly available to its third-party service providers of the Company, which include U.S. Bank, N.A., the custodian; U.S. Bancorp Fund Services, LLC. (“USBFS”), the administrator, accounting agent and transfer agent; Ernst & Young LLP, the Funds’ independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; Merrill Corporation and Command Financial, the financial printers; and RiskMetrics Group, the Funds’ proxy voting service. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in a Fund’s portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information.  Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 15-day time lag. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings.  The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.  Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Funds’ portfolios.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Funds.

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures.  As part of this oversight function, the Board receives from the Trust’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures.  In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to the Funds, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, director, officer or third party service provider to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

Portfolio Turnover

Portfolio turnover measures the percentage of each Fund’s total portfolio market value that was purchased or sold during the period. Each Fund’s turnover rate provides an indication of how transaction costs (which are not included in the Fund’s expenses) may affect the Fund’s performance. Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders.

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Each Fund’s portfolio turnover rates for the two most recent fiscal years are stated below. Portfolio turnover rates could change significantly in response to turbulent market conditions.

	Portfolio Turnover
	Fiscal Year Ended August 30, 2016	Fiscal Year Ended August 30, 2015
Small Cap Value Fund II	29%	14%
Long/Short Equity Fund	72%	75%
Long/Short Research Fund	53%	62%
All-Cap Value Fund	30%	33%
WPG Partners Small/Micro Cap Value Fund	62%	80%
Global Equity Fund	80%	98%
Global Long/Short Fund	137%	132%
Emerging Markets Long/Short Fund(1)	229%	N/A

(1)         The Fund commenced operations on December 15, 2015.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the  Board, subject to the laws of the State of Maryland and the Company’s Charter.  The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of seven Independent Directors and one  Interested Director. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established eight standing committees — Audit, Contract, Executive, Investment Risk, Nominating and Governance, Regulatory Oversight, Strategic Oversight and Planning, and Valuation Committees. The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors and Executive Officers

The Directors and executive officers of the Company, as of December 31, 2016, their ages, business addresses and principal occupations during the past five years are set forth below.

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Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

INDEPENDENT DIRECTORS

Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 83	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	27	AMDOCS Limited (service provider to telecommunications companies).

J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	27	None

Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003 to 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	27	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 73	Director	2006 to present	Since 1997, Consultant, financial services organizations.	27

Kalmar Pooled Investment Trust (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).

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Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

Sam Lambroza 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Director	2016 to present	Since 2010, Managing Director, Chief Investment Officer and Board Member, Tinsel Group of Companies (asset management).	27	None

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 68	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	27	Independent Trustee of EIP Investment Trust (registered investment company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 75	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	27	Reich and Tang Group (asset management).

INTERESTED DIRECTOR(2)

Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	27	None

OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 54	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A

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Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 56	Treasurer and Secretary	2016 to present	Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 63	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A

Jesse Schmitting 615 East Michigan Street Milwaukee, WI 53202 Age: 34	Assistant Treasurer	2016 to present	Since 2008, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A

Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A

Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 57	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*                          Each Director oversees twenty-seven portfolios of the Company that are currently offered for sale.

(1)                  Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board

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reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2)                  Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years.  Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director.  The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company.  Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience.  Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.  Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry.  Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry.  Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards.  Mr. Lambroza has decades of experience and executive level leadership in the energy trading industry in addition to his experience in academia.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee.  The Board has an Audit Committee comprised of three Independent Directors.  The current members of the Audit Committee are Messrs. Brodsky, Chandler and Giordano.  The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors.  The Audit Committee convened four times during the fiscal year ended August 31, 2016.

Contract Committee. The Board has a Contract Committee comprised of the Interested Director and three Independent Directors. The current members of the Contract Committee are Messrs. Brodsky, Chandler, Sablowsky and Straniere. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened three times during the fiscal year ended August 31, 2016.

Executive Committee.  The Board has an Executive Committee comprised of the Interested Director and three Independent Directors.  The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky.  The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2016.

Investment Risk Committee. The Board has an Investment Risk Committee comprised of the Interested Director and two Independent Directors. The current members of the Investment Risk Committee are Messrs. Lambroza, Reichman and Sablowsky. The Investment Risk Committee ensures that the Company’s investment advisers have adopted investment risk management policies and procedures. The Investment Risk Committee is newly formed and did not meet during the fiscal year ended August 31, 2016.

Nominating and Governance Committee.  The Board has a Nominating and Governance Committee comprised only of Independent Directors.  The current members of the Nominating and Governance Committee are Messrs. Carnall, Giordano and Reichman.  The Nominating and Governance Committee recommends to the Board all

39

persons to be nominated as Directors of the Company.  The Nominating and Governance Committee will consider nominees recommended by shareholders.  Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened two times during the fiscal year ended August 31, 2016.

Regulatory Oversight Committee.  The Board has a Regulatory Oversight Committee comprised of the Interested Director and four Independent Directors.  The current members of the Regulatory Oversight Committee are Messrs. Carnall, Lambroza, Reichman, Sablowsky and Straniere.  The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2016.

Strategic Oversight and Product Planning Committee (formerly, the Product Development Committee).  The Board has a Strategic Oversight and Product Planning Committee comprised of the Interested Director and three Independent Directors. The current members of the Strategic Oversight and Product Planning Committee are Messrs. Carnall, Chandler, Reichman and Sablowsky. The Strategic Oversight and Product Planning Committee assists the Board in its oversight and review of the Company’s strategic plan and operations, including overseeing the process regarding the addition of new investment advisers and investment products to the Company. The Strategic Oversight and Product Planning Committee convened three times during the fiscal year ended August 31, 2016.

Valuation Committee.  The Board has a Valuation Committee comprised of the Interested Director and three officers of the Company.  The members of the Valuation Committee are Messrs. Amweg, Faia, Sablowsky and Shaw.  The Valuation Committee is responsible for reviewing fair value determinations.  The Valuation Committee convened four times during the fiscal year ended August 31, 2016.

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer.  The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs.  Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s Chief Compliance Officer to discuss compliance reports, findings and issues.  The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees.  For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

40

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Funds and in all of the portfolios of the Company (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2016.

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Independent Directors
Julian A. Brodsky	Over $100,000	Over $100,000
J. Richard Carnall	$10,001-$50,000	$10,001-$50,000
Gregory P. Chandler	$1-$10,000	$1-$10,000
Nicholas A. Giordano	$10,001-$50,000	$10,001-$50,000
Sam Lambroza	Over $100,000	Over $100,000
Arnold M. Reichman	Over $100,000	Over $100,000
Robert A. Straniere	$1-$10,000	$1-$10,000
Interested Director
Robert Sablowsky	Over $100,000	Over $100,000

The following table sets forth the dollar range of equity securities beneficially owned by each Director in each individual Fund as of December 31, 2016:

Name of Director/Officer	Boston Partners Small Cap Value Fund II	Boston Partners All-Cap Value Fund	Boston Partners Long/Short Equity Fund	Boston Partners Long/Short Research Fund
Independent Directors:
Julian A. Brodsky, Director	None	None	Over $100,000	None
J. Richard Carnall, Director	None	None	$10,001-$50,000	None
Gregory P. Chandler, Director	None	None	None	$1-$10,000
Nicholas A. Giordano, Director	None	None	$10,001-$50,000	None
Sam Lambroza, Director	None	None	Over $100,000	None
Arnold M. Reichman, Director and Chairman	None	None	Over $100,000	None
Robert A. Straniere, Director	None	None	None	None
Interested Director:
Robert Sablowsky, Director	None	None	Over $100,000	Over $100,000

Name of Director/Officer	WPG Partners Small/ Micro Cap Value Fund	Boston Partners Global Equity Fund	Boston Partners Global Long/Short Fund	Boston Partners Emerging Markets Long/Short Fund
Independent Directors:
Julian A. Brodsky, Director	None	None	None	None
J. Richard Carnall, Director	None	None	None	None
Gregory P. Chandler, Director	None	None	None	None
Nicholas A. Giordano, Director	None	None	None	None
Sam Lambroza, Director*	None	None	None	None
Arnold M. Reichman, Director and Chairman	None	None	None	None
Robert A. Straniere, Director	$1-$10,000	None	None	None
Interested Director:
Robert Sablowsky, Director	None	None	None	None

41

As of December 31, 2016, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Directors’ and Officers’ Compensation

Effective January 1, 2017, the Company pays each Director a retainer at the rate of $100,000 annually, $5,000 for each regular meeting of the Board, $2,500 for each committee meeting attended in-person, and $2,000 for each committee meeting attended telephonically or special meeting of the Board attended in-person or telephonically. The Chairman of the Audit Committee and Chairman of the Regulatory Oversight Committee will each receive an additional fee of $15,000 for his services. The Chairman of the Contract Committee receives an additional fee of $10,000 per year for his services and the Chairman of the Nominating and Governance Committee receives an additional fee of $7,500 per year for his services. The Vice Chairman of the Board receives an additional fee of $25,000 per year for his services in this capacity and the Chairman of the Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2016, to December 31, 2016, the Company paid each Director a retainer at the rate of $85,000 annually, $3,500 for each regular meeting of the Board, and $2,000 for each committee meeting or special meeting of the Board attended in-person or telephonically. The Chairman of the Audit Committee and Chairman of the Regulatory Oversight Committee each received an additional fee of $10,000 for his services. The Chairman of the Nominating and Governance Committee and the Chairman of the Contract Committee each received an additional fee of $6,000 per year for his services.  The Chairman of the Board received an additional fee of $25,000 per year for his services in this capacity.

From January 1, 2015 to December 31, 2015, the Company paid each Director a retainer at the rate of $50,000 annually, $3,500 for each regular meeting of the Board, and $2,000 for each committee meeting or special meeting of the Board attended in-person or telephonically. The Chairman of the Audit Committee and Chairman of the Regulatory Oversight Committee received an additional fee of $7,500 for his services. The Chairman of the Nominating and Governance Committee received an additional fee of $4,000 per year for his services. The Chairman of the Board received an additional fee of $17,500 per year for his services in this capacity

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Effective August 16, 2016, the Company hired a Treasurer and Secretary who is compensated for services provided.  Vigilant Compliance, LLC is compensated for the services provided to the Company, and such compensation is determined by the Board. For the fiscal year ended August 31, 2016, Vigilant Compliance, LLC received compensation for services provided to the Funds in the following amounts:

Fund	Compensation Paid to Vigilant Compliance, LLC for the Fiscal Year Ended August 31, 2016
Small Cap Value II Fund	$9,118
All-Cap Value Fund	$24,800
Long/Short Equity Fund	$18,234
Long/Short Research Fund	$126,334
Global Equity Fund	$8,970
Global Long/Short Fund	$11,235
Emerging Markets Long/Short Fund	$4,595
WPG Fund	$3,589

For the fiscal year ended August 31, 2016, Vigilant Compliance, LLC received $463,752 in aggregate from all series of the Company for services provided.

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For the fiscal year ended August 31, 2016, each of the following members of the Board and the Treasurer and Secretary received compensation from the Funds in the following amounts:

Name of Director/Officer	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors or Officer
Independent Directors:
Julian A. Brodsky, Director	$58,287	N/A	N/A	$106,250
J. Richard Carnall, Director	$59,185	N/A	N/A	$108,250
Gregory P. Chandler, Director	$67,412	N/A	N/A	$123,125
Nicholas A. Giordano, Director	$62,145	N/A	N/A	$113,750
Sam Lambroza, Director*	$25,257	N/A	N/A	$46,000
Arnold M. Reichman, Director and Chairman	$74,612	N/A	N/A	$136,875
Robert A. Straniere, Director	$55,873	N/A	N/A	$102,250
Interested Director:
Robert Sablowsky, Director	$68,972	N/A	N/A	$125,625
Officer:
James G. Shaw, Treasurer and Secretary	$11,814	N/A	N/A	$20,000

* Mr. Lambroza joined the Board effective April 1, 2016.

For the fiscal year ended August 31, 2016, each of the following members of the Board and the Treasurer and Secretary received compensation from each of the Funds in the following amounts:

Name of Director/Officer	Boston Partners Small Cap Value Fund II	Boston Partners All-Cap Value Fund	Boston Partners Long/Short Equity Fund	Boston Partners Long/Short Research Fund
Independent Directors:
Julian A. Brodsky, Director	$1,847	$6,631	$3,637	$39,815
J. Richard Carnall, Director	$1,875	$6,709	$3,679	$40,475
Gregory P. Chandler, Director	$2,136	$7,665	$4,208	$46,016
Nicholas A. Giordano, Director	$1,968	$7,046	$3,870	$42,467
Sam Lambroza, Director*	$819	$3,007	$1,695	$16,788
Arnold M. Reichman, Director and Chairman	$2,366	$8,468	$4,649	$50,953
Robert A. Straniere, Director	$1,772	$6,350	$3,479	$38,157
Interested Director:
Robert Sablowsky, Director	$2,184	$7,836	$4,297	$47,150
Officer:
James G. Shaw, Treasurer and Secretary	$439	$1,515	$905	$7,480

* Mr. Lambroza joined the Board effective April 1, 2016.

Name of Director/Officer	WPG Partners Small/ Micro Cap Value Fund	Boston Partners Global Equity Fund	Boston Partners Global Long/Short Fund	Boston Partners Emerging Markets Long/Short Fund**
Independent Directors:
Julian A. Brodsky, Director	$968	$1,824	$3,544	$22
J. Richard Carnall, Director	$1,026	$1,845	$3,555	$21
Gregory P. Chandler, Director	$1,136	$2,112	$4,113	$25
Nicholas A. Giordano, Director	$1,079	$1,941	$3,751	$22
Sam Lambroza, Director*	$257	$842	$1,833	$16
Arnold M. Reichman, Director and Chairman	$1,308	$2,332	$4,508	$27
Robert A. Straniere, Director	$961	$1,747	$3,386	$21
Interested Director:
Robert Sablowsky, Director	$1,152	$2,155	$4,174	$25
Officer:
James G. Shaw, Treasurer and Secretary	$38	$443	$981	$12

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* Mr. Lambroza joined the Board effective April 1, 2016.

**The Boston Partners Emerging Markets Long/Short Fund commenced operations as a series of The RBB Fund, Inc. on December 15, 2015.

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

CODE OF ETHICS

The Company and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company, subject to certain restrictions.

PROXY VOTING

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by each Fund to the Fund’s Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, each Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Funds. The Adviser will consider factors affecting the value of the Funds’ investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Funds. The Adviser employs a third party service provider, RiskMetrics Group, to assist in the voting of proxies. These procedures have been provided to the service provider, who analyzes the proxies and makes recommendations, based on the Adviser’s policy, as to how to vote such proxies. A copy of the Adviser’s Proxy Voting Policy is included with this SAI.  Please see Appendix B to this SAI for further information.

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-888-261-4073 or by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2017, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of each Fund as indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

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Name of Fund and	Number of Shares Owned	Percentage of Shares Owned
Shareholder Name and Address	as of January 31, 2017	as of January 31, 2017

WPG Small/Micro Cap Value Fund Institutional Class

NATIONAL FINANCIAL SERVICES LLC	183,922	8.64%
200 SEAPORT BLVD
BOSTON, MA 02210-2031

CHARLES SCHWAB & CO INC	130,309	6.12%
211 MAIN ST
SAN FRANCISCO, CA 94105-1905

PERSHING LLC	113,043	5.31%
1 PERSHING PLZ
JERSEY CITY, NJ 07399-0001

Boston Partners Small Cap Value Fund II Institutional Class

NATIONAL FINANCIAL SERVICES LLC	3,983,224	29.06%
200 SEAPORT BLVD
BOSTON, MA 02210-2031

CHARLES SCHWAB & CO INC	3,950,298	28.82%
211 MAIN ST
SAN FRANCISCO, CA 94105-1905

PRUDENTIAL INVESTMENT MANAGEMENT	1,085,332	7.92%
3 GATEWAY CTR
NEWARK, NJ 07102-4061

PLUMBERS AND STEAMFITTERS	705,130	5.14%
LOCAL NO 7 PENSION FUND
ROBERT W VALENTY ADMINISTRATOR
18 AVIS DR
LATHAM NY 12110-2605

Boston Partners Small Cap Value Fund II Investor Class

CHARLES SCHWAB & CO INC	3,023,655	55.39%
211 MAIN ST
SAN FRANCISCO, CA 94105-1905

NATIONAL FINANCIAL SERVICES LLC	1,362,043	24.95%
200 SEAPORT BLVD
BOSTON, MA 02210-2031

Boston Partners Long/Short Equity Fund Institutional Class

CHARLES SCHWAB & CO INC	11,630,143	29.62%
211 MAIN ST.
SAN FRANCISCO, CA 94105-1905

PERSHING LLC	9,515,417	24.23%
1 PERSHING PLAZA
JERSEY CITY NJ 07399-0001

MERRILL LYNCH PIERCE FENNER & SMITH	5,341,645	13.60%
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246-6484

45

NATIONAL FINANCIAL SERVICES LLC	4,090,918	10.42%
200 SEAPORT BLVD
BOSTONG, MA 02210-2031

WELLS FARGO CLEARING SERVICES LLC	2,974,872	7.58%
1 N. JEFFERSON AVE.
SAINT LOUIS, MO 63103-2205

Boston Partners Long/Short Equity Fund Investor Class

CHARLES SCHWAB & CO., INC.	1,317,647	23.70%
211 MAIN STREET
SAN FRANCISCO, CA 94105-1905

NATIONAL FINANCIAL SERVICES LLC	3,059,497	55.03%
200 SEAPORT BLVD
BOSTON, MA 02210-2031

PERSHING LLC	458,745	8.25%
1 PERSHING PLAZA
JERSEY CITY NJ 07399-0002

Boston Partners All-Cap Value Fund Institutional Class

CHARLES SCHWAB & CO INC	13,073,163	28.28%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

WELLS FARGO CLEARING SERVICES LLC	5,775,729	12.50%
1 N. JEFFERSON AVE
SAINT LOUIS, MO 63103-2205

NATIONAL FINANCIAL SERVICES LLC	5,591,357	12.10%
200 SEAPORT BLVD
BOSTON, MA 02210-2031

MERRILL LYNCH PIERCE FENNER & SMITH	4,045,962	8.75%
4800 DEER LAKE DR. E. FLOOR 1
JACKSONVILLE, FL 32246-6484

NORTHERN TRUST COMPANY	3,411,491	7.38%
FBO HENRY FORD
PO BOX 92956
CHICAGO IL 60675-2956

OLTRUST & CO.	2,648,835	5.73%
OLD NATIONAL WEALTH MANAGEMENT
PO BOX 966
EVANSVILLE, IN 47706-0966

Boston Partners All-Cap Value Fund Investor Class

NATIONAL FINANCIAL SERVICES LLC	10,230,812	66.05%
200 SEAPORT BLVD
BOSTON, MA 02210-2031

46

CHARLES SCHWAB & CO INC	2,215,405	14.30%
211 MAIN ST
SAN FRANCISCO, CA 94105-1905

TD AMERITRADE INC	1,256,823	8.11%
200 S 108TH AVE
OMAHA, NE 68154-2631

Boston Partners Long/Short Research Fund Institutional Class

WELLS FARGO BANK NA	113,246,578	28.35%
FBO S BRWD BOSTON PARTNERS
PO BOX 1533
MINNEAPOLIS, MN 55480-1533

MERRILL LYNCH PIERCE FENNER & SMITH	74,461,825	18.64%
4800 DEER LAKE DR E. FLOOR 1
JACKSONVILLE FL 32246-6484

NATIONAL FINANCIAL SERVICES LLC	54,004,947	13.52%
200 SEAPORT BLVD
BOSTON, MA 02210-2031

CHARLES SCHWAB & CO., INC.	54,827,564	13.73%
211 MAIN STREET
SAN FRANCISCO, CA 94105-1905

BAND & CO	37,371,421	9.36%
C/O US BANK NA
PO BOX 1787
MILWAUKEE WI 53201-1787

Boston Partners Long/Short Research Fund Investor Class

CHARLES SCHWAB & CO INC	7,197,868	48.53%
211 MAIN ST
SAN FRANCISCO, CA 94105-1905

NATIONAL FINANCIAL SERVICES LLC	4,685,643	31.59%
200 SEAPORT BLVD
BOSTON, MA 02210-2031

RAYMOND JAMES & ASSOCIATES INC.	993,822	6.70%
880 CARILLON PARKWAY
ST PETERSBURG FL 33716-1102

Boston Partners Global Equity Fund Institutional Class

JPMORGAN CHASE BANK, N. A.	14,736,474	52.95%
4 CHASE METROTECH CENTER, FLOOR 6
BROOKLYN, NY 11245-0003

CHARLES SCHWAB & COMPANY, INC.	5,321,474	19.12%
211 MAIN ST
SAN FRANCISCO, CA 94105-1905

47

GERLACH & CO., LLC/CITIBANK OPEN WE1	2,558,944	9.19%
3800 CITIGROUP CENTER
BUILDING B3-14
TAMPA, FL 33610

PATRICK DOLAN JR PRES ENT ASSOC & ANTHONY SAPORITO EVP TTEES	2,021,913	7.26%
METAL TRADES BRANCH LOCAL 638 PENS
5 PENN PLAZA 21ST FL
NEW YORK NY 10001-1887

PATRICK DOLAN JR PRES ENT ASSOC & ANTHONY SAPORITO EVP TTEES	1,622,164	5.83%
STEAMFITTERS INDUSTRY PENSION FUND
5 PENN PLAZA 21ST FL
NEW YORK NY 10001-1887

Boston Partners Global Long/Short Fund Institutional Class

NATIONAL FINANCIAL SERVICES LLC	18,456,779	24.03%
200 SEAPORT BLVD
BOSTON, MA 02210-2031

CHARLES SCHWAB & CO INC	18,525,690	24.12%
211 MAIN ST
SAN FRANCISCO, CA 94105-1905

UBS FINANCIAL SERVICES INCORPORATED	14,705,095	19.14%
1000 HARBOR BLVD
WEEHAWKEN, NJ 07086-6727

ROBECO INVESTMENT MANAGEMENT INC	9,902,646	12.89%
DEFERRED BONUS PLAN
909 3RD AVE FL 32
NEW YORK NY 10022-4751

MERRILL LYNCH PIERCE FENNER & SMITH	4,293,494	5.59%
4800 DEER LAKE DR. E. FLOOR 1
JACKSONVILLE, FL 32246-6484

COMERICA BANK	4,135,589	5.38%
FBO CALHOUN
PO BOX 75000 MSC 3446
DETROIT, MI 48275-0001

Boston Partners Global Long/Short Fund Investor Class

NATIONAL FINANCIAL SERVICES LLC	1,255,856	43.90%
200 SEAPORT BLVD
BOSTON, MA 02210-2031

CHARLES SCHWAB & CO., INC.	857,229	29.97%
211 MAIN ST.
SAN FRANCISCO, CA 94105-1905

48

TD AMERITRADE INC FOR THE	399,566	13.97%
200 S. 108TH AVE.
OMAHA NE 68154-2631

Boston Partners Emerging Markets Long/Short Fund Investor Class

	Number of Shares Owned	Percentage of Shares Owned
Shareholder Name and Address	as of January 31, 2017	as of January 31, 2017

Boston Partners Global Investors, Inc.	1,893,951	94.58%
909 Third Avenue
New York, NY 10022

As of January 31, 2017, Directors and Officers as a group owned less than 1% of the outstanding shares of each Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Adviser, located at 909 Third Avenue, 32nd Floor, New York, New York 10022, is a subsidiary of Robeco Groep N.V., a Dutch public limited liability company (“Robeco Groep”). Founded in 1929, Robeco Groep is one of the world’s oldest asset management organizations.  Robeco Groep is wholly owned by ORIX Corporation, an integrated financial services group based in Tokyo, Japan.  The Adviser provides investment management and investment advisory services to other institutional and proprietary accounts.

The Adviser has investment discretion for the Funds and will make all decisions affecting the assets of those Funds under the supervision of the Board and in accordance with each Fund’s stated policies. The Adviser will select investments for the Funds.

Subject to the supervision of the Board, the Adviser will provide for the overall management of the Funds, including (i) the provision of a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained or sold by the Funds, and (iii) the placement from time to time of orders for all purchases and sales made for the Funds. The Adviser will provide the services rendered by it in accordance with the Funds’ investment goals, restrictions and policies as stated in the Prospectuses and in this SAI.

For its services to the Boston Partners Funds under the Advisory Agreement, the Adviser is entitled to receive a monthly advisory fee computed at an annual rate of 1.00% of the Small Cap Value Fund’s average daily net assets, 2.25% of the Long/Short Equity Fund’s average daily net assets, 1.25% of the Long/Short Research Fund’s average daily net assets, 0.70% of the All-Cap Value Fund’s average daily net assets, 0.90% of the Global Equity Fund’s average daily net assets,  1.50% of the Global Long/Short Fund’s average daily net assets, and 1.85% of Emerging Markets Long/Short Fund’s average daily net assets, respectively. Prior to February 28, 2017, the Boston Partners All-Cap Value Fund compensated the Adviser for its services at the annual rate of 0.80% of its average daily net assets.

The Adviser has contractually agreed to waive its fees to the extent necessary to maintain the following expense ratios (excluding certain items noted below) for the Boston Partners Funds:

	Institutional	Investor
Long/Short Equity Fund	2.50%	2.75%
All-Cap Value Fund	0.80%	1.05%
Long/Short Research Fund	1.50%	1.75%
Global Long/Short Fund	2.00%	2.25%
Global Equity Fund	0.95%	1.20%
Small Cap Value Fund	1.10%	1.35%
Emerging Markets Long/Short Fund	2.10%	N/A

49

These limits are calculated daily based on the Funds’ average daily net assets.  These limitations are effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee as necessary. The contractual limitations are in effect until at least February 28, 2018 and may not be terminated without approval of the Board.

For the Long/Short Research Fund, Global Long/Short Fund and Global Equity Fund, effective as of the effective date of a Fund’s first advisory agreement with the Adviser, if at any time, the Fund’s total annual operating expenses for that year are less than 1.50% for the Institutional Class and 1.75% for the Investor Class of the Long/Short Research Fund, or 2.00% for the Institutional Class and 2.25% for the Investor Class of the Global Long/Short Fund, or 0.95% for the Institutional and 1.20% for the Investor Class of the Global Equity Fund, the Adviser is entitled to reimbursement by such Fund of the advisory fees forgone and other payments remitted by the Adviser to such Fund within three years from the date on which such waiver or reimbursement was made.

The Adviser may not recoup any of its waived investment advisory fees with respect to Long/Short Equity Fund and All-Cap Value Fund.

For the Small Cap Value Fund, effective May 28, 2014, Boston Partners has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses exceeds 1.10% and 1.35%, of the average daily net assets attributable to the Fund’s Institutional Class shares and Investor Class shares, respectively.  This contractual limitation is in effect until February 28, 2018 and may not be terminated without the approval of the Board.  Effective as of May 28, 2014 if at any time the Fund’s total annual Fund operating expenses (excluding certain items discussed below) for that year are less than 1.10% for the Institutional Class and 1.35% for the Investor Class, Boston Partners is entitled to reimbursement by the Fund of the advisory fees foregone and other payments remitted by Boston Partners to the Fund within three years from the date on which such waiver or reimbursement was made.

For its services to the WPG Fund, effective May 28, 2014, the Adviser is entitled to receive advisory fees, accrued daily and paid monthly, as follows:

•                  0.80% of average daily net assets up to $500 million

•                  0.75% of average daily net assets in excess of $500 million

Effective May 28, 2014, the Adviser contractually agreed to limit the WPG Fund’s total annual fund operating expenses (excluding certain items below) to 1.10% of the WPG Fund’s average daily net assets. The contractual limitation is in effect until at least February 28, 2018 and may not be terminated without approval of the Board. Effective as of May 28, 2014 if at any time the Fund’s total annual Fund operating expenses for that year are less than 1.10%, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made.

In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause a Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes and other items as agreed upon by both parties from time to time.

The Emerging Markets Long/Short Fund did not pay the Adviser any advisory fees for the fiscal years ended August 31, 2015 and 2014, because the Fund had not yet commenced operations.  For the fiscal years ended August 31, 2016, 2015, and 2014, the Boston Partners Funds paid the Adviser advisory fees and the Adviser waived advisory fees as follows:

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For the Fiscal Year Ended	Advisory Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2016
Small Cap Value	$3,016,217	$404,770	$0
Long/Short Equity	$15,334,811	$0	$0
All-Cap Value	$7,488,121	$2,267,092	$0
Long/Short Research	$86,995,127	$0	$0
Global Equity	$2,521,713	$502,669	$0
Global Long/Short	$10,382,142	$0	$0
Emerging Markets Long/Short(1)	$0	$219,117	$0

(1)         The Fund commenced operations on December 15, 2015.

For the Fiscal Year Ended	Advisory Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2015
Small Cap Value	$2,378,643	$362,104	$0
Long/Short Equity	$16,931,601	$0	$0
All-Cap Value	$5,478,088	$2,542,627	$0
Long/Short Research	$77,605,207	$0	$0
Global Equity	$662,844	$316,245	$0
Global Long/Short	$2,882,949	$0	$(87,459)

For the Fiscal Year Ended	Advisory Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2014
Small Cap Value	$1,924,149	$41,219	$—
Long/Short Equity	$18,970,872	$—	$—
All-Cap Value	$4,342,167	$1,880,600	$—
Long/Short Research	$46,092,928	$—	$—
Global Equity	$245,536	$217,404	$—
Global Long/Short*	$86,187	$87,459	$—

*    The Institutional Class and Investor Class of the Global Long/Short Fund commenced operations on December 31, 2013 and April 11, 2014, respectively.

For services provided by the Adviser to the WPG Fund for the fiscal years ended August 31, 2016, 2015 and 2014, the following advisory fees were paid:

For the Fiscal Year Ended	Advisory Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2016
WPG Fund	$118,111	$149,394	$—
August 31, 2015
WPG Fund	$202,815	$125,396	$—
August 31, 2014
WPG Fund	$367,147	$27,146	$—

Each class of the Funds bears its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Board in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to the expenses listed in the Prospectuses and the following (or a

51

portfolio’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by the Adviser; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its Directors and officers; (g) organizational costs; (h) fees to the investment advisers and USBFS; (i) fees and expenses of officers and Directors who are not affiliated with a portfolio’s investment adviser or Quasar Distributors, LLC (the “Distributor”); (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the portfolios and their shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders’ meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors’ and officers’ liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by a portfolio’s investment adviser under its advisory agreement with the portfolio. Each class of the Funds pays its own distribution fees, if applicable, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by such class or if it receives different services.

Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds or the Company in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of their respective duties or from reckless disregard of their duties and obligations there under.

The Advisory Agreement is terminable with respect to each Fund by vote of the Board or by the holders of a majority of the outstanding voting securities of a Fund, at any time without penalty, on 60 days’ written notice to the Adviser. The Advisory Agreement may also be terminated by the Adviser on 60 days’ written notice to the Company. The Advisory Agreement terminates automatically in the event of assignment thereof.

Portfolio Managers

Description of Compensation. As of the date of this SAI, the portfolio managers’ compensation is comprised of a base salary and a discretionary bonus. The discretionary bonus is based upon the unique structure of each team and consideration may be given to one or more of the following criteria, depending on the team.

•                  Individual Contribution: a subjective evaluation of the professional’s individual contribution based on the individual’s goals and objectives established at the beginning of each year;

•                  Product Investment Performance: the performance of the investment product(s) with which the individual is involved versus the pre-designed index based on the excess return and the level of risk, or tracking error, of the product;

•                  Investment Team Performance: the financial results of the Portfolio Manager’s investment group; and

•                  Firm-Wide Performance: the overall financial performance of the firm.

Compensation for portfolio managers who are also members of the Adviser’s senior management team is typically derived from a base salary and a discretionary bonus. The bonus is largely tied to firm financial performance against established goals and aligned with the primary focus on investment performance results versus benchmarks.

The Adviser offers a profit participation plan that is centered on investment professionals and enables them to participate in the firm’s performance. The incentive plan provides for the issuance of restricted shares and options

52

that represent 20% of the Adviser’s equity. The restricted shares and options vest over three to five years and are perpetual; when shares are redeemed, new shares may be issued. This feature ties investment professionals’ incentive to multi-period time frames.

Other Accounts. The table below discloses accounts, other than the Funds, for which each Portfolio Manager is primarily responsible for the day-to-day portfolio management, as of August 31, 2016.

Boston Partners Small Cap Value Fund II

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)
David M. Dabora*	Other Registered Investment Company	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	5	$640 million	0	$0

George Gumpert*	Other Registered Investment Company	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	5	$640 million	0	$0

Boston Partners All Cap Value Fund

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)
Duilio Ramallo	Other Registered Investment Company	0	$0	0	$0
	Other Pooled Investment Vehicles	1	$5.0 billion	0	$0
	Other Accounts	22	$4.3 billion	2	$278 million

Boston Partners Long/Short Research Fund

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)
Joseph F. Feeney. Jr.*	Other Registered Investment Company	1	$728 million	0	$0
	Other Pooled Investment Vehicles	2	$2.0 billion	0	$0
	Other Accounts	22	$1.3 billion	0	$0

Eric Connerly*	Other Registered Investment Company	1	$40 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

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Boston Partners Long/Short Equity Fund

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)
Robert T. Jones	Other Registered Investment Company	0	$0	0	$0
	Other Pooled Investment Vehicles	1	$129 million	0	$0
	Other Accounts	0	$0	0	$0

Boston Partners Global Equity Fund

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)
Joseph F. Feeney, Jr.	Other Registered Investment Company	1	$728 million	0	$0
	Other Pooled Investment Vehicles	2	$2.0 billion	0	$0
	Other Accounts	22	$1.3 billion	0	$0

Christopher K. Hart	Other Registered Investment Company	1	$728 million	0	$0
	Other Pooled Investment Vehicles	2	$2.0 billion	0	$0
	Other Accounts	22	$1.3 billion	0	$0

Joshua Jones	Other Registered Investment Company	1	$728 million	0	$0
	Other Pooled Investment Vehicles	2	$2.0 billion	0	$0
	Other Accounts	22	$1.3 billion	0	$0

WPG Partners Small/Micro Cap Value Fund

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)
Richard A. Shuster*	Other Registered Investment Company	3	$465 million	0	$0
	Other Pooled Investment Vehicles	2	$34 million	0	$0
	Other Accounts	9	$774 million	0	$0

Gregory N. Weiss*	Other Registered Investment Company	3	$465 million	0	$0
	Other Pooled Investment Vehicles	2	$34 million	0	$0
	Other Accounts	9	$774 million	0	$0

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Boston Partners Global Long/Short Fund

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)
Joseph F. Feeney, Jr.	Other Registered Investment Company	1	$728 million	0	$0
	Other Pooled Investment Vehicles	2	$2.0 billion	0	$0
	Other Accounts	22	$1.3 billion	0	$0

Christopher K. Hart	Other Registered Investment Company	1	$728 million	0	$0
	Other Pooled Investment Vehicles	2	$2.0 billion	0	$0
	Other Accounts	22	$1.3 billion	0	$0

Joshua Jones	Other Registered Investment Company	1	$728 million	0	$0
	Other Pooled Investment Vehicles	2	$2.0 billion	0	$0
	Other Accounts	22	$1.3 billion	0	$0

Boston Partners Emerging Markets Long/Short Fund

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)
Joseph F. Feeney, Jr.	Other Registered Investment Company	1	$728 million	0	$0
	Other Pooled Investment Vehicles	2	$2.0 billion	0	$0
	Other Accounts	22	$1.3 billion	0	$0

Paul Korngiebel	Other Registered Investment Company	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

*         The portfolio managers utilize a team based approach to other accounts managed. The portfolio managers are jointly and primarily responsible for the management of a portion of the total assets and number of accounts shown.

Conflict of Interest. Investment decisions for the Fund’s portfolios are made in conjunction with decisions for other accounts and/or funds for the same strategy. The Adviser recognizes that potential conflicts may arise with respect to the side-by-side management of registered investment companies and “investment accounts,” which include privately offered funds, separately managed accounts of high net worth individuals and institutional investors, and the other funds. These risks include, but may not be limited to: differing fee structures (including performance based fees), differing investments selected for various vehicles, and inequitable allocation and aggregation trading practices. Private investment partnerships, registered funds and separately managed accounts are generally invested pari passu thus mitigating many of the perceived risk associated with simultaneous management

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if possible. Additionally, the Compliance Department has developed comprehensive monitoring policies and procedures designed to mitigate any actual or perceived conflicts.

Securities Ownership. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund or Funds managed by such Portfolio Manager as of August 31, 2016.

Portfolio Manager	Dollar ($) Value of Fund Shares Beneficially Owned
Small Cap Value Fund II
David Dabora	Over $1,000,000
George Gumpert	$10,001-$50,000
All-Cap Value Fund
Duilio Ramallo	Over $1,000,000
Long/Short Equity Fund
Robert Jones	Over $1,000,000
Long/Short Research Fund
Joseph F. Feeney, Jr.	Over $1,000,000
Eric Connerly	$500,001-$1,000,000
Global Equity Fund
Joseph F. Feeney, Jr.	Over $1,000,000
Christopher K. Hart	$500,001-$1,000,000
Joshua Jones	None
WPG Partners Small /Micro Cap Value Fund
Richard A. Shuster	$10,001-$50,000
Gregory N. Weiss	$100,001-$500,000
Global Long/Short Fund
Joseph F. Feeney, Jr.	Over $1,000,000
Christopher K. Hart	Over $1,000,000
Joshua Jones	$500,001-$1,000,000
Emerging Markets Long/Short Fund
Joseph F. Feeney, Jr.	$500,001-$1,000,000
Paul Korngiebel	Over $1,000,000

Custodian Agreement

U.S. Bank, N.A., 1555 North River Center Drive, Milwaukee, Wisconsin 53212 (the “Custodian”), is custodian of the Funds’ assets pursuant to a custodian agreement (the “Custodian Agreement”).  Under the Custodian Agreement, the Custodian: (a) maintains a separate account or accounts in the name of each Fund; (b) holds and transfers portfolio securities on account of each Fund; (c) accepts receipts and makes disbursements of money on behalf of each Fund; (d) collects and receives all income and other payments and distributions on account of each Fund’s portfolio securities; and (e) makes periodic reports to the Board concerning the Funds’ operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Funds harmless from the acts and omissions of any sub-custodian. For its services to the Funds under the Custodian Agreement, the Custodian receives a fee based on each Fund’s average daily gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Fund.

Transfer Agency Agreement

U.S. Bancorp Fund Services, LLC, (“USBFS”) serves as the transfer and dividend disbursing agent for the Funds pursuant to a transfer agency and servicing agreement (the “Transfer Agency Agreement”), under which USBFS: (a) issues and redeems shares of each Fund; (b) addresses and mails all communications by the Funds to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes

56

periodic reports to the Board concerning the operations of the Funds. USBFS may, subject to the Board’s approval, assign its duties as transfer and dividend disbursing agent to any other affiliate of USBFS. For its services to the Funds under the Transfer Agency Agreement, USBFS receives an annual fee based on the number of accounts in the Funds and the Funds’ average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Funds.

USBFS also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. In addition, USBFS provides services relating to the implementation of the Funds’ Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification.

Administration and Accounting Agreement

USBFS, located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as fund administrator to the Funds pursuant to a fund administration servicing agreement and serves as fund accountant pursuant to a fund accounting servicing agreement (the “Administration Agreements”).  Under the fund accounting servicing agreement, USBFS has agreed to furnish to the Funds statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds.  Under the fund administration servicing agreement, USBFS has agreed to provide fund administration services to the Company.  These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Funds’ registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s fund administration. In addition, USBFS has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Funds.

The Administration Agreements provide that USBFS shall be obligated to exercise reasonable care in the performance of its duties and that USFBS shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company in connection with its duties under the Administration Agreements, except a loss resulting from USBSF’s refusal or failure to comply with the terms of the applicable Administration Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties thereunder.

USBFS receives a fee under the Administration Agreements based on the average daily net assets of the Company.

For the fiscal years ended August 31, 2016, 2015 and 2014, the Boston Partners Funds paid the Funds’ prior administrator certain administration, accounting and regulatory administration fees and related out-of-pocket expenses as follows:

Fund*	Administration, Accounting and Regulatory Administration Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
Fiscal Year Ended August 31, 2016
Small Cap Value	$290,752	$0	$0
Long/Short Equity	$524,386	$0	$0
Long/Short Research	$2,924,450	$0	$0
All Cap Value	$770,471	$0	$0
Global Equity	$305,717	$0	$0
Global Long/Short	$549,188	$0	$0
Emerging Markets Long/Short*	$75,513	$16,251	$0

Fiscal Year Ended August 31, 2015
Small Cap Value	$242,797	$0	$0
Long/Short Equity	$586,915	$0	$0
Long/Short Research	$2,656,345	$0	$0
All Cap Value	$675,287	$0	$0
Global Equity	$128,697	$0	$0
Global Long/Short	$201,450	$0	$0

Fiscal Year Ended August 31, 2014
Small Cap Value	$185,362	$0	$0
Long/Short Equity	$636,603	$0	$0
Long/Short Research	$1,714,055	$0	$0
All Cap Value	$565,371	$0	$0
Global Equity	$91,302	$0	$0
Global Long/Short	$36,661	$15,901	$0

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*The Emerging Markets Long/Short Fund commenced operations on December 15, 2015.

For the fiscal years ended August 31, 2016, 2015 and 2014 the Funds’ prior administrator provided administrative services to the WPG Fund. The WPG Fund paid the prior administrator certain administration, accounting and regulatory administration fees and related out-of-pocket expenses as follows:

Fund Name	Administration, Accounting and Regulatory Administration Fees(after waivers and reimbursements)	Waivers	Reimbursements
Fiscal Year Ended August 31, 2016	$77,736	$0	$0
Fiscal Year Ended August 31, 2015	$75,660	$0	$0
Fiscal Year Ended August 31, 2014	$79,304	$0	$0

DISTRIBUTION ARRANGEMENTS

Distribution Agreement and Plans of Distribution

Quasar Distributors, LLC, whose principal business address is 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the underwriter to the Funds pursuant to a distribution agreement (the “Distribution Agreement”).  The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).  The Distributor is not affiliated with the Company or the Adviser. The Distributor, U.S. Bank, N.A., and USBFS are affiliates.

Under the Distribution Agreement with the Company, the Distributor acts as the agent of the Company in connection with the continuous offering of shares of the Funds.  The Distributor continually distributes shares of the Funds on a best efforts basis.  The Distributor has no obligation to sell any specific quantity of Fund shares.  The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds.  With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements.  These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor.  These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times

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and other restrictions in addition to, or different from, those listed herein.  Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares.  Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary.  The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary.  The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective.  The Adviser pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act.  The Distribution Agreement is terminable without penalty by the Company on behalf of the Funds on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of a Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Distribution Agreement provides that the Distributor shall not be liable for any loss suffered by the Company in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Institutional Class.  Pursuant to the Distribution Agreement, Quasar Distributors, LLC will use best efforts to distribute each Fund’s shares. Quasar Distributors, LLC does not receive compensation from the Company for the distribution of the Funds’ Institutional Class shares; however, the Adviser pays an annual fee to Quasar Distributors, LLC as compensation for underwriting services rendered to the Funds pursuant to the Distribution Agreement.

Investor Class. Pursuant to the Distribution Agreement and the related Plans of Distribution, as amended, for the Investor Class (together, the “Investor Class Plans”), which were adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, Quasar Distributors, LLC will use best efforts to distribute each Fund’s shares. Payments to Quasar Distributors, LLC under the Investor Class Plans are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of the Investor Class including advertising, printing and mailing of prospectuses to others than current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying or other financing changes. As compensation for its distribution services, Quasar Distributors, LLC receives, pursuant to the terms of the Distribution Agreement, a distribution fee under the Investor Class Plans, to be calculated daily and paid monthly by the Investor Class of each of the Funds at the annual rate set forth in the Investor Class Prospectus.

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For the fiscal years ended August 31, 2016, 2015 and 2014 the Investor Class of each of the Funds paid the Funds’ prior distributor fees as follows:

FUND	Distribution Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
Fiscal Year Ended August 31, 2016
Small Cap Value	$301,941	$0	$0
Long/Short Equity	$232,542	$0	$0
All-Cap Value	$768,460	$0	$0
Global Equity	$0	$0	$0
WPG Partners Small/Micro Cap Value	$0	$0	$0
Long/Short Research	$683,888	$0	$0
Global Long/Short	$96,627	$0	$0

Fiscal Year Ended August 31, 2015
Small Cap Value	$314,744.20	$0	$0
Long/Short Equity	$400,250.36	$0	$0
All-Cap Value	$566,845.86	$0	$0
Global Equity	$0	$0	$0
WPG Partners Small/Micro Cap Value	$0	$0	$0
Long/Short Research	$700,113.65	$0	$0
Global Long/Short	$62,174.97	$0	$0

Fiscal Year Ended August 31, 2014
Small Cap Value	$268,530	$0	$0
Long/Short Equity	$537,242	$0	$0
All-Cap Value	$397,495	$0	$0
Global Equity	$0	$0	$0
WPG Partners Small/Micro Cap Value	$0	$0	$0
Long/Short Research	$519,845	$0	$0
Global Long/Short	$1,294	$0	$0

For the fiscal years ended August 31, 2016, 2015 and 2014 the Funds paid fees to broker-dealers and the Funds’ prior distributor received fees as follows:

For the Fiscal Year Ended	Fees Paid to Broker Dealers	Fees Received by the Distributor
August 31, 2016	$2,069,694	$0
August 31, 2015	$1,959,123	$0
August 31, 2014	$1,624,152	$0

Among other things, the Plans provide that: (1) Quasar Distributors, LLC shall be required to submit quarterly reports to the Directors of the Company regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by the Company’s Directors, including a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by each Fund on the distribution of the Fund’s shares of a Class under the Plans shall not be materially increased without shareholder approval; and (4) while the Plans remain in effect, the selection and nomination of the Company’s Directors who are not “interested persons” of the Company

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(as defined in the 1940 Act) shall be committed to the discretion of such Directors who are not “interested persons” of the Company.

Mr. Sablowsky, a Director of the Company, had an indirect interest in the operation of the Plans by virtue of his position with Oppenheimer Co., Inc., formerly Fahnestock Co., Inc., a broker-dealer.

For the fiscal year ended August 31, 2016, the Funds’ Plan expenses were spent for the following purposes:

Investor Class	Small Cap Value	Long/ Short Equity	All-Cap Value	Long/Short Research	Global Equity*	Global Long/Short	Emerging Markets Long/Short*
Compensation to broker/dealers	$289,768	$238,175	$732,522	$680,449	$0	$109,909	$0
Compensation to sales personnel	$0	$0	$0	$0	$0	$0	$0
Advertising	$0	$0	$0	$0	$0	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$2,581	$2,077	$6,989	$6,442	$0	$782	$0
Compensation to underwriters	$0	$0	$0	$0	$0	$0	$0
Interest, financing charges	$0	$0	$0	$0	$0	$0	$0

Investor Class	Small Cap Value	Long/ Short Equity	All-Cap Value	Long/Short Research	Global Equity*	Global Long/Short	Emerging Markets Long/Short *
Other	$0	$0	$0	$0	$0	$0	$0

*           The Global Equity Fund and the Emerging Markets Long/Short Fund are currently offered as Institutional Class Shares only, excluding them from 12b-1 fees.

FUND TRANSACTIONS

Subject to policies established by the Board and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Funds, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

The Funds have no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Funds and subject to the approval of the Board, select brokers on the basis of the research, statistical and pricing services they provide to the Funds and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.

For the fiscal year ended August 31, 2016, the Funds paid the following commissions to brokers on account of research services:

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Fund	Commissions Paid to Brokers Who Supplied Research Services	Total Dollar Amount Involved in Such Transactions
Small Cap Value	$96,289	$226,638
Long/Short Equity	$693,139	$1,527,042
Long/Short Research	$3,381,504	$6,967,096
All-Cap Value	$209,670	$403,936
WPG Partners Small/Micro Cap Value	$73,717	$131,437
Global Equity	$155,428	$345,749
Global Long/Short	$1,783,763	$4,368,111
Emerging Markets Long/Short	$45	$7,993

The following chart shows the aggregate brokerage commissions paid by each Boston Partners Fund (except for Emerging Markets Long/Short Fund which had not commenced operations during the past three fiscal years) for the past three fiscal years ended August 31:

Fund	2016		2015	2014
Small Cap Value		$245,114	$118,986	$58,201
Long/Short Equity		$1,685,904	$2,501,225	$2,543,943
Long/Short Research		$7,454,433	$9,293,892	$5,920,754
All-Cap Value		$415,314	$338,827	$243,586
Global Equity		$490,804	$252,258	$101,062
Global Long/Short		$3,069,000	$717,930	$43,175
Emerging Markets Long/Short Fund	$	N/A	N/A	N/A

The following chart shows the aggregate brokerage commissions paid by the WPG Fund for the past three fiscal years ended August 31:

Fund	2016	2015	2014
WPG Partners Small/Micro Cap Value Fund	$158,960	$193,328	$176,038

The Funds are required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the end of the most recent fiscal year. As of August 31, 2016, the following Funds held the following securities of their regular broker-dealers or their parents:

Fund	Broker Dealer	Market Value
Long/Short Equity Fund	J.P. Morgan Chase & Co.	$10,429,628
	Citigroup Global Markets, Inc.	$15,010,077
	Morgan Stanley & Company, LLC	$7,805,328
	State Street Global Markets, LLC	$6,161,242

All-Cap Value Fund	J.P. Morgan Chase & Co.	$42,598,373
	Citigroup Global Markets, Inc.	$23,373,838
	Wells Fargo & Company	$12,228,881
	State Street Corporation	$10,442,089
	Raymond James Financial Inc.	$9,769,826

Long/Short Research Fund	Citigroup Global Markets, Inc.	$58,923,859
	Raymond James Financial Inc.	$29,851,564
	J.P. Morgan Chase & Co.	$56,882,723
	Wells Fargo & Company	$52,787,144
	Morgan Stanley & Company, LLC	$11,943,216
	State Street Corporation	$19,758,372
	Goldman Sachs Group, Inc.	$22,315,171
	SunTrust Banks, Inc.	$28,966,903

WPG Small/Micro Cap Value Fund	FBR & Co.	$264,231

Global Long/Short Equity Fund	Bank of America	$12,265,480

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Investment decisions for each Fund and for other investment accounts managed by the Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund.

PURCHASE AND REDEMPTION INFORMATION

You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing that Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that each Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectuses from time to time; (2) if such redemption is, in the opinion of the Board, desirable in order to prevent the Company or any Fund from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

Each Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the particular Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Automatic Investment Plan

The Automatic Investment Plan enables investors to make regular (monthly, bi-monthly, quarterly or semi-annual basis) investments (Boston Partners Funds: $5,000 minimum for Institutional Class and $100 minimum for Investor Class: WPG Fund $50 minimum), in shares of any Fund through an automatic withdrawal from your designated bank account by simply completing the Automatic Investment Plan application. Please call the Transfer Agent at (888) 261-4073 to enroll. By completing the enrollment form, you authorize the Funds’ Custodians to periodically draw money from your designated account, and to invest such amounts in account(s) with the fund(s)

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specified. The transaction will be automatically processed to your mutual fund account on or about the first business day of the month or quarter you designate.

If you elect the Automatic Investment Plan, please be aware that: (1) the privilege may be revoked without prior notice if any check is not paid upon presentation; (2) the Funds’ Custodian is under no obligation to notify you as to the non-payment of any check, and (3) this service may be modified or discontinued by the Funds’ Custodian upon thirty (30) days’ written notice to you prior to any payment date, or may be discontinued by you by written notice to the Transfer Agent at least ten (10) days before the next payment date.

OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE,

PURCHASES AND REDEMPTIONS

The following information supplements the information in the Prospectuses under the caption “Shareholder Information.” Please see the Prospectuses for more complete information.

Other Purchase Information

If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Systematic Withdrawal Plan

A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of the WPG Fund and Investor Class Shares of the Boston Partners Funds whose shares are worth at least $10,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $100 ($50 with respect to the Long/Short Research and the WPG Funds).

Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. See “Shareholder Information” in the Prospectuses. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record

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shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

VALUATION OF SHARES

In accordance with procedures adopted by the Board, the NAV per share of each Fund is calculated by determining the value of the net assets attributed to the Fund and dividing by the number of outstanding shares of the Fund. All securities are valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern Time) or such other time as the New York Stock Exchange or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is generally closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. The Company reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than a Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. The Company reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, a Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The securities of the Funds are valued under the direction of the Funds’ administrator and under the general supervision of the Board.  Prices are generally determined using readily available market prices.  Subject to the approval of the Board, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments.  This may result in the investments being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used.  All cash, receivables, and current payables are carried on a Fund’s books at their face value.  Other assets, if any, are valued at fair value as determined in good faith by the Funds’ Valuation Committee under the direction of the Board.

The procedures used by any pricing service and its valuation results are reviewed by the officers of the Company under the general supervision of the Board.

The Funds may hold portfolio securities that are listed on foreign exchanges.  These securities may trade on weekends or other days when the Funds do not calculate NAV.  As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

TAXES

General

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectuses and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

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Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, each Fund must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Loss Carryforwards

For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss.  For capital losses realized in taxable years beginning after December 22, 2010, the eight-year limitation has been eliminated, so that any capital losses realized by a Fund in the taxable year beginning September 1, 2011 and in subsequent taxable years will be permitted to be carried forward indefinitely.

As of August 31, 2016, the Global Equity Fund had post-enactment capital losses of $3,648,768, of which, $140,610 are long-term capital losses and $3,508,158 are short-term capital losses.  The capital losses can be carried forward for an unlimited period.

State and Local Taxes

Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

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Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by a Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 84.023 billion shares have been classified into 169 classes, however, the Company only has approximately 41 active share classes that have begun investment operations. Under the Company’s charter, the Board has the power to classify and reclassify any unissued shares of common stock from time to time.

Each share that represents an interest in a Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each Fund will vote in the aggregate on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the

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Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

MISCELLANEOUS

Counsel

The law firm of Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

Ernst & Young LLP, One Commerce Square, Suite 700, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as the Funds’ independent registered public accounting firm, and in that capacity audits the Funds’ financial statements.

FINANCIAL STATEMENTS

The audited financial statements, financial highlights, and notes thereto in the Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2016 (the “Annual Report”) have been audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm, whose report thereon also appears in the Annual Report, which is incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. Such financial statements have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning the Transfer Agent at the telephone number appearing on the front page of this SAI.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S & P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by S & P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S & P Global Ratings believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks – S & P Global Ratings issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk.  Default is a real possibility.

“RD” – Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Typically applicable to entity ratings only.

“D” – Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S & P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S & P Global Ratings.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.  The “CC” rating is used when a default has not yet occurred, but S & P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S & P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S & P Global Ratings does not rate a particular obligation as a matter of policy.

                                                Local Currency and Foreign Currency Risks - S & P Global Ratings issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S & P Global Ratings U.S. municipal note rating reflects S & P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S & P Global Ratings analysis will review the following considerations:

•                                          Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•                                          Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale/ the rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

An S & P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S & P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security.  Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed.  To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change.  Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary for a wide variety of potential reasons, this may also lead to rating changes.

Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued.  In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur.  Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

DBRS uses rating symbols as a concise method of expressing its opinion to the market but there are a limited number of rating categories for the possible slight risk differentials that will exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of “exactly” the same quality.

APPENDIX B

Boston Partners Global Investors, Inc.

Proxy Voting Policies

As of March 2016

Boston Partners

WPG PARTNERS

REDWOOD PARTNERS

Proxy Voting Policies

March 2016

Boston Partners

909 Third Avenue

New York, NY  10022 – Telephone 212-908-9500 – www.boston-partners.com

I.	The Board of Directors	14

A.	Voting on Director Nominees in Uncontested Elections	14

B.	Majority Voting for Director Elections (U.S. and Canada)	18

C.	Chairman and CEO are the Same Person	18

D.	Majority of Independent Directors	18

E.	Stock Ownership Requirements	18

F.	Options Backdating	18

G.	Lack of nominating committee	19

H.	Term of Office	19

I.	Requiring two or more nominees	19

J.	Age Limits	19

K.	Director and Officer Indemnification and Liability Protection	19

L.	Succession Planning	19

M.	Limits for directors receiving 25% Withhold Votes	19

N.	Establish/Amend Nominee Qualifications	19

O.	Director Elections — Non-U.S. Companies	20

II.	Proxy Contests	34

A.	Voting for Director Nominees in Contested Elections	34

B.	Reimburse Proxy Solicitation Expenses	34

III.	Auditors	34

A.	Ratifying Auditors	34

B.	Italy - Director and Auditor Indemnification	35

C.	Austria, Greece, Portugal and Spain:	35

D.	MSCI EAFE Companies - Auditor Fee Disclosure	35

IV.	Proxy Contest Defenses	36

A.	Board Structure: Staggered vs. Annual Elections	36

B.	Shareholder Ability to Remove Directors	36

C.	Cumulative Voting	36

D.	Shareholder Ability to Call Special Meetings	36

E.	Shareholder Ability to Act by Written Consent	36

F.	Shareholder Ability to Alter the Size of the Board	37

V.	Tender Offer Defenses	37

A.	Poison Pills	37

B.	Poison Pills (Japan)	38

C.	Anti-Takeover Proposals (France)	38

D.	Fair Price Provisions	38

E.	Greenmail	38

F.	Pale Greenmail	38

G.	Unequal Voting Rights	38

H.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws	39

I.	Supermajority Shareholder Vote Requirement to Approve Mergers	39

J.	White Squire Placements	39

K.	Protective Preference Shares	39

VI.	Miscellaneous Governance Provisions	40

A.	Confidential Voting	40

B.	Equal Access	40

C.	Bundled Proposals	41

D.	Shareholder Advisory Committees	41

E.	Charitable Contributions	41

F.	Adjourn Meeting Requests to Solicit Additional Proxies to Approve Merger Agreement	41

G.	Related-Party Transactions (France)	41

H.	Related Party Transaction Auditor Reports (France)	41

I.	Authority to Reduce Minimum Notice Period for Calling a Meeting (non-US Companies)	42

VII.	Capital Structure	43

A.	Common Stock Authorization	43

B.	Capital Issuance Requests	43

C.	Stock Distributions: Splits and Dividends	44

D.	Reverse Stock Splits	44

E.	Preferred Stock	45

F.	Adjustments to Par Value of Common Stock	45

G.	Preemptive Rights	45

H.	Debt Restructurings	45

I.	Share Repurchase Programs	45

J.	Share Repurchase Programs to Fund Stock Option Plans	46

K.	Additional Share Repurchase Programs	46

L.	Netherlands - Remuneration Report	46

M.	Tracking Stock	47

N.	“Going Dark” Transactions	47

VIII.	Executive and Director Compensation	48

A.	General	48

B.	Management Proposals Seeking Approval to Reprice Options	49

C.	Director Compensation	49

D.	Employee Stock Purchase Plans	49

E.	OBRA-Related Compensation Proposals:	50

F.	Shareholder Proposals to Limit Executive and Director Pay	50

G.	Golden and Tin Parachutes	50

H.	Employee Stock Ownership Plans (ESOPs)	51

I.	401(k) Employee Benefit Plans	51

J.	Pension Plan Income and Performance-Based Compensation	51

K.	Indexed Options and Performance Vested Restricted Stock	51

L.	Burn Rate	51

M.	Transferable Stock Options	51

N.	Supplemental Executive Retirement Plan (SERPs)	52

O.	Pay-for-Superior-Performance	52

P.	Executive Compensation Advisory Proposal (Say on Pay)	52

Q.	Pre-Arranged Trading Plans (10b5-1 Plans)	53

R.	Share Buyback Holding Periods	54

S.	Tax Gross-Up Proposals	54

T.	Reimbursement of Expenses Incurred from Candidate Nomination Proposal	54

U.	Equity Based Compensation Plans are evaluated on a case-by-case basis	55

V.	Golden Coffin (Death Benefit)	56

W.	Hold Till (post) Retirement	56

X.	Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity:	56

Y.	Compensation Issue in Non-US Companies	57

Z.	Canadian Equity Compensation Plans, TSX Issuers	60

IX.	State of Incorporation	61

A.	Voting on State Takeover Statutes	61

B.	Voting on Reincorporation Proposals	61

X.	Mergers and Corporate Restructurings	62

A.	Mergers and Acquisitions	62

B.	Corporate Restructuring	62

C.	Spin-offs	62

D.	Asset Sales	62

E.	Liquidations	63

F.	Appraisal Rights	63

G.	Changing Corporate Name	63

H.	Special Purpose Acquisition Corporations (SPACs)	63

XI.	Mutual Funds	64

XII.	Corporate Governance and Conduct	64

Boston Partners

Proxy Voting Policies

As of March 2016

The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

Long-term corporate performance record relative to a market index;

Composition of board and key board committees;

Corporate governance provisions and takeover activity;

Nominee’s attendance at meetings;

Nominee’s investment in the company;

Whether a retired CEO sits on the board;

Whether the chairman is also serving as CEO;

Whether the nominee is an inside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; AND

Whether the company has failed to meet a predetermined performance test for issuers within the Russell 3000 index;

For issuers within the Russell 3000 index, after evaluating the company’s overall performance relative to its peers, taking into account situational circumstances including (but not limited to) changes in the board or management, and year-to-date total shareholder returns;

On members of the Audit Committee and/or the full board if poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures taking into consideration the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted.

If the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval taking into account the following factors:

The date of the pill’s adoption relative to the date of the next meeting of shareholders — i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

The issuer’s governance structure and practices; and

The issuer’s track record of accountability to shareholders.

In the following situations, votes on director nominees will be WITHHELD:

Nominee attends less than 75% of the board and committee meetings without a valid excuse;

Nominee implements or renews a dead-hand or modified dead-hand poison pill;

Nominee ignores a shareholder proposal that is approved by a majority of shares outstanding;

Nominee has failed to act on takeover offers where the majority of the shareholders have tendered their shares;

Nominee is an inside director or affiliated outsider and sits on the audit, compensation, or nominating   committees;

Nominee is an inside director or affiliated outsider and the majority of the board is not independent;

Nominee is an audit committee member when a company’s non-audit fees are greater than 50% of all fees paid;

Nominee has failed to replace management as appropriate;

Nominee is CEO of a publicly traded company who serves on more than three public boards including his/her own board;

From the entire board (except new nominees) where the director(s) receive more than 50% WITHHOLD votes of those cast and the issue underlying the WITHHOLD vote has not been addressed;

From compensation committee members if there is a poor linkage between performance (1/3 yrs TSR) and compensation practices based on peer group comparisons;

From compensation committee members if they fail to submit one-time transferable stock options to shareholders for approval;

From compensation committee members if the company has poor compensation practices. Poor disclosure will also be considered. Poor compensation practices include, but are not limited to:

Egregious employment contracts including excessive severance provisions

Excessive perks that dominate compensation (base salary will be used as a relative measure to determine excessiveness)

Huge bonus payouts without justifiable performance

Performance metrics that are changed during the performance period

Egregious SERP payouts

New CEO with overly generous new hire package

Internal pay disparity

Poor practices (unless contractually bound) have not been remedied despite the previous application of cautionary language

Multi-year base salary increases guaranteed as part of an employment contract

Perks for former executives including car allowances and personal use of corporate aircraft

Excessive severance/change in control arrangements now include any new or materially amended arrangements that include provisions for the payment of excise tax gross-ups (including modified gross-ups) and/or modified single-triggers (which allow an executive to receive change-in-control severance upon voluntary resignation during a window period following the change in control);

Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

Tax reimbursements of any executive perquisites or other payments will be considered a poor pay practice;

Payment of dividends or dividend equivalents on unearned performance awards will be considered a poor practice;

From any nominee, with the exception of new nominees, if the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level;

In the following situations, votes on director nominees will be WITHHELD or voted AGAINST:

Incumbent director nominees at Russell 3000 companies, if there is a lack of accountability and oversight, along with sustained poor performance relative to their peers; and

Audit committee members when the company receives an Adverse Opinion on the company’s financial statements from its auditors;

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term pill” (12 months or fewer), without shareholder approval.  A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation.  Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill.  This policy will apply to all companies adopting or renewing pills after the announcement of this policy (Nov. 19, 2009.)

The board makes a material, adverse change to an existing poison pill without shareholder approval.

The entire board of directors (except new nominees, who will be considered on a CASE-BY-CASE basis), if:

For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors considered are:

•                  Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•                  Rationale provided in the proxy statement for the level of implementation;

•                  The subject matter of the proposal;

•                  The level of support for and opposition to the resolution in past meetings;

•                  Actions taken by the board in response to the majority vote and its engagement with shareholders;

•                  The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•                  Other factors as appropriate.;

Under extraordinary circumstances, BP will vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:

Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company (including but not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging company stock or significant pledging of company stock

Failure to replace management as appropriate; or

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interest of shareholders at any company.

BP will vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors, as applicable:

a.              The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

b.              Disclosure by the company of any significant engagement with shareholders regarding the amendment;

c.               The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

d.              The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

e.               The company’s ownership structure;

f.                The company’s existing governance provisions;

g.               Whether the amendment was made prior to or in connection with the company’s initial public offering;

h.              The timing of the board’s amendment to the bylaws/charter in connection with a significant business development;

i.                  Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

j.                 Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

•                  Classified the board;

•                  Adopted supermajority vote requirements to amend the bylaws or charter; or

•                  Eliminated shareholders’ ability to amend bylaws.

k.              For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopts bylaw or charter provisions adverse to shareholders’ rights, considering the following factors:

•                  The level of impairment of shareholders’ rights caused by the provision;

•                  The company’s or the board’s rationale for adopting thcontested

•                  e provision;

•                  The provision’s impact on the ability to change the governance structure in the future (e.g., limitations on shareholder right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);

•                  The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure; and,

•                  A public commitment to put the provision to a shareholder vote within three years of the date of the initial public offering.

BP will vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if

The board implements an advisory vote on  executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

BP will vote CASE-BY-CASE on the entire board if:

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-play frequency, taking into account:

The board’s rationale for selecting a different frequency;

The company’s ownership structure and vote results;

Analysis of whether there are compensation concerns or a history of problematic compensation practices; and

The previous year’s support level on the company’s say-on-pay proposal.

BP will vote on a CASE-BY-CASE basis on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if the company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

The company’s response, including:

Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

Specific actions taken to address the issues that contributed to the low level of support;

Other recent compensation actions taken by the company;

Whether the issues raised are recurring or isolated;

The company’s ownership structure; and

Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

9.              Insufficient Executive Compensation Disclosure by Externally Managed Issuers (EMI’s)

For externally-managed issuers (EMIs), generally vote against the say-on-pay proposal when insufficient compensation disclosure precludes a reasonable assessment of pay programs and practices applicable to the EMI’s executives.

Majority Voting for Director Elections (U.S. and Canada)

Shareholder proposals calling for majority voting thresholds for director elections

We generally vote FOR these proposals unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Chairman and CEO are the Same Person

We vote FOR shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

Independent Chair

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

a.              The scope of the proposal;

b.              The company’s current board leadership structure;

c.               The company’s governance structure and practices;

d.              Company performance; and

e.               Any other relevant factors that may be applicable.

Majority of Independent Directors

We vote FOR shareholder proposals that request that the board be composed of a two-thirds majority of independent directors.

We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

We vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

We vote FOR management and shareholder proposals requiring directors be partially or fully paid in stock.

Options Backdating

We may recommend WITHHOLDING votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board.

We will adopt a CASE-BY-CASE policy to the options backdating issue.  In recommending withhold votes from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, we will consider several factors, including, but not limited to, the following:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

Length of time of options backdating;

Size of restatement due to options backdating;

Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Lack of nominating committee

We will WITHHOLD votes from insiders and affiliated outsiders for failure to establish a formal nominating committee.  Furthermore, WITHHOLD votes from insiders and affiliated outsiders on any company where the board attests that the ‘independent’ directors serve the functions of a nominating committee.

Term of Office

We vote AGAINST shareholder proposals to limit the tenure of outside directors.  Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Requiring two or more nominees

We vote AGAINST proposals to require two or more candidates for each board seat.

Age Limits

We vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

We vote AGAINST proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

We vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote FOR only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (b) only if the director’s legal expenses would be covered.

Succession Planning

Shareholder proposal seeking the adoption of a documented CEO succession planning policy.

We will evaluate such proposals on a CASE-BY-CASE basis considering the company’s current practices and the scope of the proposal.

Limits for directors receiving 25% Withhold Votes

Shareholder proposal seeking a policy that forbids any director who receives more than 25% withhold votes cast from serving on any key board committee for two years, and asks the board to find replacement directors for the committees if need be.

We will evaluate such proposals on a CASE-BY-CASE basis considering the company’s current practices and the scope of the proposal.

Establish/Amend Nominee Qualifications

We will vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

The scope and structure of the proposal

Director Elections — Non-U.S. Companies

Canada

In the following situations, votes will be WITHHELD:

From any director on the audit or compensation committee who served as the company’s CEO or who, within the past five years, served as the company’s CFO (This policy only applies to Toronto Stock Exchange (TSX) companies).;

From audit committee members if audit fees are not disclosed in publicly filed documents or obtainable within a reasonable period of time prior to the shareholder’s meeting;

From audit committee members where “other” or non-audit related fees paid to the external auditor in the most recently completed fiscal year exceeded fees paid to that firm for all audit related services. In the case of slate ballots, a vote of WITHHOLD will be applied to the entire slate. (One-time fees disclosed as “other” that are paid for corporate reorganization services will be excluded from the calculation for determining whether non-audit fees exceed audit and audit-related fees paid to the external firm);

The individual director has attended fewer than 75 percent of the board and committee meetings held within the past year without a valid reason for his or her absence and the company has a plurality vote standard;

The individual director has attended fewer than 75 percent of the board and committee meetings held within the past year without a valid reason for his or her absence and a pattern of low attendance exists based on prior years’ meeting attendance, and the company has adopted a majority vote standard.

Generally WITHHOLD votes from all directors nominated by slate ballot at the annual/general or annual/special shareholders’ meetings.  This policy will not apply to contested director elections.

Generally WITHHOLD from individual directors, committee members, or the entire board as appropriate in situations where an advance notice policy has been adopted by the board but has not been included on the voting agenda at the next shareholders’ meeting.

Continued lack of shareholder approval of the advanced notice policy in subsequent years may result in further withhold recommendations.

Votes from individual directors (and the whole slate if the slate includes such individual directors) who:

Are insiders on the compensation or nominating committee and the committee is not majority independent.

Votes from individual directors (and the whole slate if the slate includes such individual directors) who:

Are insiders and the entire board fulfills the role of a compensation or nominating committee and the board is not majority independent

BP policies support a one-share, one-vote principle.  In recognition of the substantial equity stake held by certain shareholders, on a CASE-BY-CASE basis, director nominees who are or who represent a controlling shareholder of a majority owned company, who will be designated as controlling insiders, may generally be supported under BP’ board and committee independence policies, if the company meets all of the following independence and governance criteria:

a.              Individually elected directors;

b.              The number of related directors should not exceed the proportion of the common shares controlled by the controlling shareholder, to a maximum of two-thirds, however if the CEO is related to the controlling shareholder, then at least two-thirds of the directors should be independent of management;

c.               If the CEO and chair roles are combined or the CEO is or is related to the controlling shareholder, then there should be an independent lead director and the board should have an effective and transparent process to deal with any conflicts of interest between the company, minority shareholders, and the controlling shareholder; and

d.              A majority of the audit and nominating committees should be either independent directors or related directors who are independent of management. All members of the compensation committee should be independent of management, and, if the CEO is related to the controlling shareholder, no more than one member of the compensation committee should be a related director;

e.               Prompt disclosure of detailed vote results following each shareholder meeting; and

f.                Adoption of a majority vote standard with a director resignation policy for uncontested elections OR a public commitment to adopt a majority voting standard with a director resignation policy for uncontested elections if the controlling shareholder ceases to control 50 percent or more of the common shares.

BP will also consider the following:

a.              Nominating committee has process to receive and discuss suggestions from shareholders for potential director nominees; and

b.              If the CEO is related to the controlling shareholder, the board’s process to evaluate the performance, leadership, compensation, and succession of management should be led by independent directors.

BP will also take into consideration any other concerns related the conduct of the subject director and any controversy or questionable actions on the part of the subject director that are deemed not to be in the best interests of all shareholders.

In the following situations, we will vote AGAINST:

a.              We will vote AGAINST compensation committee members if the company has poor pay practices as defined above.

b.              We will generally vote AGAINST the entire slate if individual director elections are not permitted and the company demonstrates poor pay practices as defined above.

c.               We will generally vote AGAINST equity plans if plan is used as a vehicle for poor pay practices as defined above.

Europe

Directors’ term of office

For the markets of Belgium, Denmark, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Sweden, and Switzerland, we vote AGAINST the election or reelection of any director when their term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided.

Executives on audit and remuneration committees

For the markets of Finland, France, Ireland, the Netherlands, and Sweden, we vote AGAINST the election or reelection of any executive (as defined by RMG’S director categorization guidelines), including the CEO, who serve on the audit and/or remuneration committees. We vote AGAINST if the disclosure is too poor to determine whether an executive serves or will serve on a committee.

Bundling of proposal to elect directors

For the markets of France and Germany, we vote AGAINST the election or reelection of any director if the company proposes a single slate of directors.

Majority-independent board (i.e., greater than 50%)

For the markets of Switzerland, Belgium, Denmark, Norway, and the Netherlands, we vote AGAINST the election or reelection of any non-independent director (excluding the CEO) if the proposed board is not at least 50 % independent (as defined by RMG’S director categorization guidelines). For the markets of Finland, Sweden, Ireland, and Luxembourg, we vote AGAINST non-independent directors if there is not majority independence, but only for those companies that are part of the MSCI EAFE index.

Carve Outs: For the larger German companies where 50 % of the board must consist of labor representatives by law, we require one-third of the total board be independent.

France: We will vote FOR a non-independent, non-executive director, provided that two conditions are satisfied: future composition of the board of at least 33 percent of independents, AND improvements in board composition (e.g. independence increase from 25 to 40 percent).

Disclosure of names of nominees

For all European companies that are part of the MSCI EAFE index (Austria, Belgium, Switzerland, Germany, Denmark, Spain, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Greece, and Sweden), we vote AGAINST the election or reelection of any directors when the names of the nominees are not disclosed in a timely manner prior to the meeting.. This policy will be applied to all companies in these markets, for bundled as well as unbundled items. In the case of Italy, once the list of nominees has been disclosed, we will evaluate each nominee on a CASE-BY- CASE basis.  In the case of Poland and Turkey, BP will vote FOR the election of directors in 2013 even if nominee names are not disclosed in a timely manner.  Beginning in 2014, this grace period will cease.

France

BP will vote on a case-by-case basis regarding the granting of double-voting rights on shares in compliance with the Florange Act.

All European Markets

BP will vote AGAINST (re)election of a combined chair/CEO at core companies.  However, with the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), with the intent of separating the roles within a given time frame, considerations should be given to these exceptional circumstances.  In this respect, the vote will be made on a CASE-BY-CASE basis.  In order for BP to consider a favorable vote for an interim combined chair/CEO the company will need to provide adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board’s key committees.

For companies with a majority shareholder, generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board will be lower than the minority shareholders’ percentage of equity ownership, or if the board will be less than one-third independent (whichever is higher.)

(In markets where the local corporate governance code addresses board independence at controlled companies, BP will generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board is lower than the local code recommendation, but in any case , below 1/3.)

Independence will be determined according to BP’s European Classification of Directors. If a nominee cannot be categorized, BP will consider that person non-independent and include that nominee in the calculation.

The following policies would be applied to all widely held companies(1), unless there is a majority shareholder:

i.                  For all markets (except Greece or Portugal), vote against the election or reelection of any non-independent directors (excluding the CEO) if:

ii.               Fewer than 50 percent of the board members elected by shareholders would be independent, or

iii.            Fewer than one-third of board members, including those who, in accordance with local law(s) requiring their mandatory board membership, are not elected by shareholders, would be independent.

iv.           In Italy, at least half of the board should be independent (50 percent). Issuers with a controlling shareholder will be required to have a board consisting of at least one-third independent members (33 percent). This applies to individual director appointments (co-options). In the case of complete board renewals that are regulated by the Italian slate system (“voto di lista”), board independence will be one of the factors for determining which list of nominees BP considers best suited to add value for shareholders based, as applicable, on BP European policies.

v.              For companies incorporated in Portugal or Greece, at least one-third of the board will be required to be independent. BP will recommend a vote against the entire slate of candidates (in the case of bundled

(1)  Widely held companies are interpreted as:

•                  Generally, based on their membership in a major index and/or the number of ISS clients holding the securities;

•                  For Sweden, Norway, Denmark, Finland, and Luxembourg: based on local blue chip market index and/or MSCI EAFE companies;

•                  For Portugal, based on their membership in the PSI-20 and/or MSCI-EAFE index.

elections), or a vote against the election of any non-independent directors (in the case of unbundled elections) if board independence level does not meet the minimum recommended one-third threshold.

For companies with a majority shareholder (excluding Italy and Portugal):

i.                  Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board will be lower than minority shareholders’ percentage of equity ownership, or, in any case, if the board will be less than one-third independent (whichever is higher).

ii.               Minority shareholders’ ownership percentage is calculated by subtracting the majority shareholder’s equity ownership percentage from 100 percent. Majority control is defined in terms of economic interest and not voting rights, and is considered to be any shareholder or group of shareholders acting collectively that control at least 50 percent + 1 share of the company’s equity capital. This independence threshold is applied to controlled widely held companies or main index-listed/MSCI-EAFE member companies which would otherwise fall under a 50-percent independence guideline as described in the Board Independence Policy.

a.              However, in markets where the local corporate governance code addresses board independence at controlled companies, BP will generally recommend against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board is lower than the local code recommendation, but in any case, if the level of board independence will be less than one-third.

Ireland

We vote AGAINST on-independent directors if the majority board is not independent, but only for companies that are constituents of ISE 20.

Ireland and UK — BP will vote against directors who hold more than four other board positions.  A board chairman should not hold other chairmanship position, but may hold up to 3 other board positions.  BP will vote against reelection of a director whose attendance falls below 75% for more than two years.

Netherlands

We vote AGAINST nominees when their term is not disclosed or exceeds four years and an adequate explanation for noncompliance has not been provided.

Canada

Vote case-by-case on proposals to adopt or amend an Advance Notice Board Policy or to adopt or amend bylaws containing or adding an advance notice requirement. These provisions will be evaluated to ensure that all of the provisions included within the requirement solely support the stated purpose of the requirement. The purpose of advance notice requirements, as generally stated in the market, is to prevent stealth proxy contests; to provide a reasonable framework for shareholders to nominate directors by allowing shareholders to submit director nominations within a reasonable timeframe; and to provide all shareholders with sufficient information about potential nominees in order for them to make informed voting decisions on such nominees taking into account the following:

a.                   For annual notice of meeting given not less than 50 days prior to the meeting date, the notification timeframe within the advance notice requirement should allow shareholders the ability to provide notice of director nominations at any time not less than 30 days prior to the shareholders’ meeting. The notification timeframe should not be subject to any maximum notice period. If notice of annual meeting is given less than 50 days prior to the meeting date, a provision to require shareholder notice by close of business on the 10th day following first public announcement of the annual meeting is supportable. In the case of a special meeting, a requirement that a nominating shareholder must provide notice by close of business on the 15th day following first public announcement of the special shareholders’ meeting is also acceptable;

b.                   The board’s inability to waive all sections of the advance notice provision under the policy or bylaw, in its sole discretion;

c.                    A requirement that any proposed nominee deliver a written agreement wherein the proposed nominee acknowledges and agrees, in advance, to comply with all policies and guidelines of the company that are applicable to directors;

d.                   Any provision that restricts the notification period to that established for the originally scheduled meeting in the event that the meeting has been adjourned or postponed;

e.                    Any additional disclosure requests within the advance notice requirement or the company’s ability to require additional disclosure that exceeds that required within a dissident proxy circular or that goes beyond that necessary to determine director nominee qualifications, relevant experience, shareholding or voting interest in the company, or independence in the same manner as would be required and disclosed for management nominees;  and in any event where there is no indication from the company that such additional disclosure, if requested and received, will be made publicly available to shareholders;

f.                     Stipulations within the provision that the corporation will not be obligated to include any information provided by dissident director nominees or nominating shareholders in any shareholder communications, including the proxy statement;

g.                   Any other feature or provision determined to have a negative impact on shareholders’ interests and deemed outside the purview of the stated purpose of the advance notice requirement.

Australia

We vote AGAINST affiliated outsiders and insiders on remuneration and/or audit committees that are not majority independent.

Sri Lanka

Vote FOR board-nominated candidate unless:

He is an executive director serving on the audit, remuneration or nomination committee, or

He is a non-independent director nominee and independent directors are less than the higher of: 2, or 1/3 of the board.

Singapore

We vote AGAINST:

Election of one executive director and one substantial-shareholder nominee where independent directors represent less than one-third of the board;

Audit committee members who are former partners of the company’s auditor;

Directors who have attended less than 75 percent of meetings, without a reasonable explanation for those absences. (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.)

Election or reelection of non-independent nominees (including nominees who have been a partner of the company’s auditor within the last three years or is on the audit committee of the company) if at least one-third of the board is not independent

Classify a director as non-independent where the director has served on the board for more than nine years and where the board either fails to provide any reason for considering the director to still be independent, or where the stated reasons raise concerns among investors as to the director’s true level of independence..

We will NOT vote against the election of a CEO or a company founder who is integral to the company.

Generally vote against if:

•                  The nominee is an executive director serving on the audit, remuneration, and/or nomination committee;

•                  The nominee is a non-independent director serving as the chairman of the audit committee, remuneration committee, and/or nomination committee.

When the board does not have a formal audit committee, remuneration committee, and/or nomination committee, vote against if:

•                  The nominee is an executive director;

•                  The nominee is a non-independent chairman of the board

Hong Kong

BP will generally vote FOR director nominees to the board, however, we will vote AGAINST any nominee who:

Is classified by the company as independent, but fails to meet the BP criteria for independence

Has been a partner of the company’s auditor within the last three years, and serves on the audit committee;

c.               Had attended less than 75 percent of board meeting over the most recent two years, without a satisfactory explanation (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.);

d.              Is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent; or

e.               Is an executive director serving on the audit committee.

f.                Classified by the company as independent but fails to meet the BP criteria for independence.  Classify a director as non-independent where the director has served on the board for more than nine years, and where the board either fails to provide any reason for considering the director to still be independent, or where the stated reasons raise concerns among investors as to the director’s true level of independence.

Generally vote for the re/election of directors, unless:

a.              The nominee has been a partner of the company’s auditor within the last three years, and serves on the audit committee;

b.              The nominee has attended less than 75 percent of board and key committee meetings over the most recent fiscal year, without a satisfactory explanation. The calculation of director attendance will not include meetings attended by alternate directors.  Acceptable reasons for director absences are generally limited to the following:

c.               Medical issues/illness;

d.              Family emergencies;

e.               The director has served on the board for less than a year; and

f.                Missing only one meeting (when the total of all meetings is three or fewer);

g.               The nominee is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent;

h.              The nominee is an executive director serving on the audit committee;

i.                  The nominee sits on a total of more than six public company boards (BP will accept a commitment by an overboarded director to step down from one or more boards at the next annual meeting of the company or companies in question, if that will bring the total number of boards to no more than six); or

j.                 Any non-independent director nominees where the board is less than one-third independent under BP classification of directors.

BP generally will not vote against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Hong Kong and Singapore: Generally vote AGAINST all members of the audit committee up for reelection if:

a.              The non-audit fees paid to the auditor exceed audit fees without satisfactory explanation; or

b.              The company did not disclose the audit fees and /or non-audit fees in the latest fiscal year.

c.               Vote AGAINST director nominees who sit on a total of more than six public company boards.

Japan : Generally vote FOR an article amendment to adopt a board with audit committee structure. However, if the adoption of the new governance structure would eliminate shareholders’ ability to submit shareholder proposals on income allocation, vote against the article amendments. Vote case-by-case if the board currently has a three-committee structure

Malaysia, Thailand

Typically vote for the reelection of directors unless:

The nominee is an executive director and serves on the audit, remuneration, or nomination committee; or

The nominee has attended fewer than 75% of the board and committee meetings over the most recent year without a satisfactory explanation (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.); or

The nominee is a non-independent director and the board is less than 1/3 independent.

Korea

We vote AGAINST the election of an outside director to the board or to the audit committee where that director sits on a total of more than two public company boards.

South Korea

We vote AGAINST

•                  Any nominee who is a non-independent director serving on the audit committee.

•                  Any non-independent director nominees (5 year cooling off period) where the board is less than majority-independent (in the case of large companies) or less than 25 percent independent (in the case of small companies

•                  A director has engaged in some significant transactions with the company in the last three years and he/she cannot reasonably be seen to have the necessary objectivity and independence

We generally vote FOR the remuneration cap for internal auditors unless:

•                  It is excessive relative to peer companies, or

•                  The company has not provided a reasonable justification, or

•                  There are serious concerns about the statutory reports presented or audit procedures used.

Korea, South Korea and South Africa

We vote AGAINST the reelection of any outside directors who have attended less than 75 % of board meetings.

South Korea, Philippines

We vote FOR the election of directors unless there are specific concerns about the company, the board or the nominees.

We vote on a CASE-BY-CASE basis that shareholders cumulate their votes for the independent directors .

We vote AGAINST all director elections where insufficient information on nominees has been disclosed.

Where independent directors represent less than a majority of the board, we will vote AGAINST the following directors:

Executive directors who are neither the CEO nor a member of the founding family and/or the most recently appointed non-independent non-executive director who represents a substantial shareholder, where the percentage of board seats held by representatives of the substantial shareholder are disproportionate to their holdings in the company.

Philippines

Where independent directors represent less than the highest of three independent directors or 30 percent of the board, RIM will vote AGAINST the following directors:

An executive director with exception of the CEO; or

One non-executive non-independent director who represents a substantial shareholder where the number of seats held by the representatives is disproportionate to its holdings in the company.

Vote FOR a board-nominated candidate unless:

He has attended less than 75% of board and key committee meetings over the recent year without explanation such as medical issues.

South Africa

BP evaluates management proposals seeking ratification of a company’s remuneration policy on a case-by-case basis. BP generally votes against if the level of disclosure of the policy and/or its application is below what is required for shareholders to make an informed judgment on the policy. In the event of satisfactory disclosure, BP generally votes for the approval of the executive remuneration unless specific issues apply.

Brazil

BP will vote AGAINST proposals to elect directors if the post-election board is not at least 30 percent independent.  This policy applies to Novo Mercado companies.

BP will vote AGAINST proposals to elect directors if the post-election board is not at least 20 percent independent.  This policy applies to Nivel 2 companies.

Vote abstain on the election of directors and fiscal council members nominated by non-controlling shareholders presented as a separate voting item if the nominee names are not disclosed in a timely manner prior to the meeting.

d.              Vote against the bundled election of directors of companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&FBovespa)—Novo Mercado, Nivel 2, and Nivel 1— if the company maintains or proposes a combined chairman/CEO structure, after three (3) years from the date the company’s shares began trading on the respective differentiated corporate governance segment.

e.               Vote against the election of the company’s chairman, if the nominee is also the company’s CEO, when it is presented as a separate election at companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&FBovespa)—Novo Mercado, Nivel 2, and Nivel 1— after three (3) years from the date the company’s shares began trading on the respective differentiated corporate governance segment.

f.                Under extraordinary circumstances, vote against individual directors, member(s) of a committee, or the entire board, due to:

•                  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•                  Failure to replace management as appropriate; or

•                  Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Vote against individual directors, members of a committee, or the entire board due to a conflict of interest that raises significant potential risk, in the absence of mitigating measures and/or procedures

Austria

We vote AGAINST supervisory board elections if names of nominees are not disclosed, for companies that are part of the MSCI EAFE index and/or the Austrian ATX index.

France (MSCI EAFE Index) - Combined Chairman/CEO

On proposals to change the board structure from a two-tier structure to a one-tier structure with a combination of the functions of Chairman and CEO, and/or the election or the reelection of a combined Chairman and CEO:

We vote on a CASE-BY-CASE policy, accepting a combination generally only in the following cases:

If it is a temporary solution;

If his/her removal from the board would adversely impact the company’s continuing operations;

If the company provides compelling argumentation for combining the two functions; or

If the company has put a sufficiently counterbalancing governance structure in place.

A counterbalancing structure may include the following:

At least 50 percent of the board members are independent (one-third for companies with a majority shareholder) according to the RMG criteria;

No executive serves on the audit committee and no executive serves on the remuneration committee (in the financial year under review if more up-to-date information is not available);

The chairmen of audit, remuneration and nomination committees are independent directors; and

All key governance committees have a majority of independent members.

If disclosure is not sufficient to determine the above, this will lead to a negative evaluation of the concerned criterion. We will apply this policy for all core companies in France. This policy will also apply for resolutions for the election or the reelection of a combined Chairman and CEO for companies of the MSCI EAFE index, which represents the world’s largest companies that are expected to be held to higher standards.

Censor (non-voting board member)  Elections:  For widely held companies, BP will generally vote AGAINST proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

However, BP will vote on a CASE-BY-CASE basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director.  In this case,  consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern.)

In consideration of the principle that censors should be appointed on a short-term basis, BP will vote AGAINST any proposal to renew the term of a censor or to extend the statutory term of censors.

For directors standing for (re)election at French companies, will take into account board appointments as censors .

Denmark - Discharge of Management and Board

We vote AGAINST proposals to abolish the authority of the general meeting to vote on discharge of the board and management since proposals to withhold discharge are regarded by international investors as an important means by which they may express serious concern of management and board action

Sweden - Director Elections/Labor Representatives

For all Swedish MSCI EAFE companies, we vote AGAINST the election of nonindependent executive directors if less than 50 percent of the shareholder-elected members are independent non-executive directors.

In addition, for Swedish MSCI EAFE companies with labor representatives on the board of directors, we will apply Criterion (1) above, PLUS require that at least one-third of the total board (shareholder-elected members and labor representatives) be independent non-executive directors.

Israel

For Israeli companies listed on the NASDAQ exchange, we vote AGAINST the election/reelection of non-independent directors if a given board is not majority-independent and does not have at least three external directors.

Director and Auditor Indemnification We evaluate proposals on director and officer indemnification and liability protection on a CASE-BY-CASE basis.

We vote AGAINST proposals that would:

Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care;

Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness;

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

For Israeli companies that are listed on a U.S. stock exchange and file a Form 20-F, we will vote AGAINST if the  election of non-independent directors who sit on a company’s compensation committee.

If the board does not have compensation committee, we will vote AGAINST the non-independent directors serving on the board.

We vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful: 1) if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and 2) if only the director’s legal expenses would be covered.

For the issue of Indemnification and Liability Agreements with D/O, which is more common than proposals to amend bylaws, resolutions are frequently proposed to permit the companies to enter into new indemnification agreements with certain officers. We SUPPORT such requests if a company’s bylaws allow indemnification to such levels as allowed for under the Companies Law

Japan

1.              At companies with a statutory auditory structure: vote for the election of directors, except:

•                  Top executive(s)(1) at a company that has underperformed in terms of capital efficiency (i.e., when the company has posted average return on equity (ROE) of less than 5 percent over the last five fiscal years)(2), unless an improvement(3) is observed;

•                  Top executive(s) if the board, after the shareholder meeting, will not include at least two outside directors;

•                  Top executive(s) at a company that has a controlling shareholder, where the board, after the shareholder meeting, will not include at least two independent directors based on ISS independence criteria for Japan;

•                  An outside director nominee who attended less than 75 percent of board meetings during the year under review(2); or,

•                  Top executive(s) who are responsible for not implementing a shareholder proposal which has received a majority(5) of votes cast, or not putting a similar proposal on the ballot as a management proposal the following year (with a management recommendation of for), when that proposal is deemed to be in the interest of independent shareholders.

At companies with a U.S.-type three committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote for the election of directors, except where:

•                  An outside director nominee is regarded as non-independent based on ISS independence criteria for Japan, and the board, after the shareholder meeting, will not be majority independent; or

•                  Where the company has a controlling shareholder, a director nominee sits on the nomination committee and is an insider, or non-independent outsider, when the board, after the shareholder meeting, will not include at least two independent directors based on ISS independence criteria for Japan.

(2)  The attendance of inside directors is not disclosed in Japan. For companies with a three committee structure and companies with an audit committee structure, ISS will require attendance of 75 percent or more of audit committee meetings as well as 75 percent or more of board meetings.

3.              At companies with a board with audit committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote for the election of directors, except where:

An outside director nominee who is also nominated as an audit committee member(6) is regarded as non-independent based on ISS independence criteria for Japan

Regardless of governance structure, under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

•                  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•                  Failure to replace management as appropriate; or

•                  Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company

Germany

For core companies with employee representatives on supervisory board: We vote AGAINST any  non-independent director if less than one-third of the supervisory board is independent.

For core companies without employee representatives: We vote AGAINST any non-independent director if less than one-half of the supervisory board is independent.

We vote AGAINST supervisory board nominees in they hold more than a total of five supervisory board or foreign board of director seats and serve in an executive role at another company.

Spain

We vote AGAINST non-independent directors (excluding the CEO) for all core companies where the board is not at least one-third independent.

We vote AGAINST the routine election and reelection of directors when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided. This policy applies for  bundled as well as unbundled items.

United Kingdom

We consider on a CASE-BY-CASE basis the re-election of the Chairman of the board. In situations where he or she has direct responsibility for failure to comply with (or to explain satisfactorily) the Code, we vote ABSTAIN, or, if such an option is unavailable, we vote CONTENTIOUS FOR, or AGAINST.

Germany, U.K., The Netherlands

We will generally vote AGAINST the election or reelection of a former CEO as chairman to the supervisory board or the board of directors, unless:

There are compelling reasons that justify the election or re-election of a former CEO as chairman;

The former CEO is proposed to become the board’s chairman only on an interim or temporary basis;

The former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling-off period; or

The board chairman will not receive a level of compensation comparable to the company’s executives nor assume executive functions in markets where this is applicable.

Latin America, Turkey, Indonesia

WE will vote AGAINST election of directors if the name of the nominee is not disclosed in a timely manner prior to the meeting. This is only for each respective market’s main blue chip (large cap) index.

Russia

WE will vote AGAINST proposals to elect directors, if names of nominees are not disclosed.

Taiwan

WE will vote AGAINST the election of directors if the names or shareholder ID numbers are not disclosed.

India

BP votes AGAINST all non-independent director nominees (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board (if the chairman is a non-executive) or one-half of the board (if the chairman is an executive director or a promoter director.) Austria:

We will vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if the proposed board is not at least 50-percent independent (as defined by ISS’ director categorization guidelines). If a nominee cannot be categorized, BP will assume that person is non-independent and include that nominee in the calculation. The policy will apply only to core companies.  For core companies where the board must include labor representatives by law, BP will require that one-third of the total board be independent

Vote against the re/election of a director if the nominee has attended less than 75 percent of board and key committee (audit, compensation, and nominating) meetings over the most recent fiscal year, without a satisfactory explanation. (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.)

Finland:

As it is market practice in Finland to have non-board members that are representatives of major shareholders serving on the nominating committee, we will FOR proposals to elect a nominating committee consisting of mainly non-board members, but advocate disclosure of the names of the proposed candidates to the committee in the meeting notice.

We will also vote FOR shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

35.South Africa:

We will vote FOR the reelection of directors unless:

a.              Adequate disclosure has not been provided in a timely manner;

There are clear concerns over questionable finances or restatements;

There have been questionable transactions with conflicts of interest;

There are any records of abuses against minority shareholder interests;

The board fails to meet minimum governance standards;

There are specific concerns about the individual nominee, such as criminal wrongdoing or breach of fiduciary responsibilities;

Repeated absences (less than 75 percent attendance) at board meetings have not been explained; or

Elections are bundled.

Additional factors resulting from recent changes in local code of best practice include:

The director is an executive who serves on one of the key board committees (audit, compensation, nominations);

The director combines the roles of chair and CEO and the company has not provided an adequate explanation;

The director is the former CEO who has been appointed as chair;

The director is a non-independent NED who serves on the audit committee;

The director is a non-independent NED who serves on the compensation or nomination committee and there is not a majority of independent NEDs on the committee. However, such a consideration should take into account the potential implications for the board’s black economic empowerment (BEE) credentials;

The director is a non-independent NED and the majority of NEDs on the board are not independent. However, such a consideration should take into account the potential implications for the board’s black economic empowerment (BEE) credentials;

We will vote FOR the reelection of the audit committee and/or audit committee members unless:

The committee includes one or more non-independent NEDs;

The audit committee member is a non-independent NED;

Members of the committee do not meet the further minimum requirements for audit committee membership to be outlined by the South African government;

a.              There are serious concerns about the accounts presented, the audit procedures used, or some other feature for which the audit committee has responsibility

Repeated absences at committee meetings have not been explained.

36.                               Greece:

Vote against the election or reelection of any non-independent directors if the proposed board is not at least one-third independent (as defined by ISS’ director classification guidelines). If elections are bundled and the proposed board is not at least one-third independent, vote against the entire slate. If a nominee cannot be categorized, ISS will assume that person is non-independent and include that nominee in the calculation. This policy will be applied to widely held* companies incorporated in Greece.

37.                               Hungary:

Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the board is not at least 50 percent independent. If a nominee cannot be categorized, ISS will consider that person non-independent and include that nominee in the calculation for determining the board independence percentage. The policy will apply to widely held companies.

38.                               China

Generally vote FOR the re/election of directors, except where:

a.              The nominee has been a partner of the company’s auditor within the last three years, and serves on the audit committee;

b.              The independent director nominee has attended less than 75 percent of board meetings over the most recent fiscal year(3), without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

c.               Medical issues/illness;

d.              Family emergencies;

e.               The director has served on the board for less than a year; and

f.                Missing only one meeting (when the total of all meetings is three or fewer);

g.               Any non-independent director nominees where the board is less than one-third independent under ISS classification of directors.

Generally vote FOR the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

a.              Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

(3)  Companies are required to disclose the attendance record of independent directors only, and committee memberships and attendance are generally not disclosed.

b.              Failure to replace management as appropriate; or

c.               Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

39.                               South Korea

Generally vote FOR the re/election of directors, unless:

a.              Adequate disclosure has not been provided in a timely manner;

b.              An outside director sits on more than two public company boards, in violation of the Commercial Act and accompanying presidential decree;

c.               An outside director has attended less than 75 percent of board meetings(4) over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

d.              Medical issues/illness;

e.               Family emergencies;

f.                The director has served on the board for less than a year; and

g.               Missing only one meeting (when the total of all meetings is three or fewer);

h.              For large companies, any non-independent director nominees (under ISS classification) where the board is less than majority-independent.

Where adequate disclosure has been provided, generally vote for the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Under extraordinary circumstances, vote AGAINST individual directors, members of committees, or the entire board, due to:

a.              Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

b.              Failure to replace management as appropriate; or

c.               Egregious actions related to a director’s service on other boards that raise substantial doubt about his/her ability to effectively oversee management and serve the best interests of shareholders at any company.

Generally vote AGAINST directors for failure to remove a director convicted of wrongdoing from the board.

For cases where the election of multiple directors is presented as a bundled item, vote AGAINST the entire slate of directors if one of the nominees presents any of the governance concerns highlighted above.

40.                               EMEA (Middle East and Africa except South Africa)

BP will vote on a case-by-case basis.   We will vote FOR the following categories:

•                  Candidates who can be identified as representatives of minority shareholders of the company, or independent candidates

•                  Candidates who bring needed professional skills, profiles and relevant experience.

41.                               Tax Havens

For US companies we apply the US guidelines.

For foreign private issuers, we vote AGAINST affiliated outsiders on the audit committee.

Truly foreign companies that do not have a U.S. listing will be evaluated under the corporate governance standards of their home market.

For uniquely structured shipping companies we vote AGAINST executive nominees when the company has not established a compensation committee when i) the company does not pay any compensation to its executive officers; ii) any compensation is paid by a third party under a contract with the company.

We vote AGAINST affiliated outsider directors on the audit, compensation, and nominating committees.

(4)  Korean law requires companies to disclose the attendance of only outside directors.

We vote AGAINST inside directors and affiliated outside directors for foreign private issuers that trade exclusively in the United States but fail to establish a majority independent board.

II.          Proxy Contests

A.                                    Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

1.                                      Long-term financial performance of the target company relative to its industry;

2.                                      Management’s track record;

3.                                      Background to the contested election;

4.                                      Qualifications of director nominees (both slates) and compensatory arrangements;

5.                                      Likelihood that the proposed objectives and goals can be met; and

6.                                      Stock ownership positions.

Reimburse Proxy Solicitation Expenses

We vote AGAINST proposals to provide full reimbursement for dissidents waging a proxy contest.

h.           Auditors

A.                                    Ratifying Auditors

1.                                      Proposals to ratify auditors are made on a CASE-BY-CASE basis.

2.                                      We vote AGAINST the ratification of auditors and audit committee members when the company’s non-audit fees (“other”) are excessive. In circumstances where “other” fees are related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Audit Fees = statutory audit fees + audit related fees + permissible tax services (this excludes tax strategy)

Non-Audit Fees = other fees (ex. consulting)

The formula used to determine if the non-audit fees are excessive is as follows:

Non-audit  (“other”) fees > (audit fees + audit-related fees + tax compliance/preparation fees)

3.                                      We vote AGAINST the ratification of auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

4.                                      (Europe) We vote AGAINST if external auditors have previously served the company in an executive capacity or are considered affiliated; if the name of the auditor is unpublished; if there is an unexplained change of auditor; for companies on the MSCI EAFE, fees for non-audit service exceed 100% of standard fees or any stricter limit set by law.  For widely-held companies, fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law

5.                                      We WITHHOLD votes from audit committee members when the company’s non-audit fees (ex. consulting) are greater than 50% of total fees paid to the auditor.  We may take action against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

6.                                      We WITHHOLD votes from audit committee members when auditor ratification is not included on the proxy ballot.

B.                                    Italy - Director and Auditor Indemnification

Proposals seeking indemnification and liability protection for directors and auditors

1.                                      Votes are made on a CASE-BY-CASE basis to indemnify directors and officers, and we vote AGAINST proposals to indemnify external auditors.

2.                                      We vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

C.                                    Austria, Greece, Portugal and Spain:

We vote FOR the reelection of auditors and /or proposals authorizing the board to fix auditor fees, unless:

1.                                      There are serious concerns about the procedures used by the auditor;

2.                                      There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

3.                                      External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

4.                                      Name of the proposed auditors has not been published;

5.                                      The auditors are being changed without explanation; or

6.                                      Fees for non-audit services exceed standard annual audit-related fees.

D.                                    Hong Kong, Singapore

1.                                      Vote FOR proposals to (re)appoint auditors and authorize the board to fix their remuneration, unless:

a.              There are serious concerns about the accounts presented or the audit procedures used;

b.              The auditor is being changed without explanation; or

c.               The non-audit fees exceed the audit fees paid to the external auditor in the latest fiscal year without satisfactory explanation.

E.                                    MSCI EAFE Companies - Auditor Fee Disclosure

1.                                      We vote FOR auditor ratification and/or approval of auditors’ fees, unless:  Auditors’ fees for the previous fiscal year are not disclosed and broken down into at least audit and non-audit fees.

2.                                      The fees must be disclosed in a publicly available source, such as the annual report or company Web site. If approval of auditors’ fees and auditor ratification are two separate voting items, a vote recommendation of AGAINST would apply only to the fees, not to the auditor ratification.

i.            Proxy Contest Defenses

A.                                    Board Structure:  Staggered vs. Annual Elections

1.                                      We vote AGAINST proposals to classify the board.

2.                                      We vote FOR proposals to repeal classified boards and to elect all directors annually.

B.                                    Shareholder Ability to Remove Directors

1.                                      We vote AGAINST proposals that provide that directors may be removed only for cause.

2.                                      We vote FOR proposals to restore shareholder ability to remove directors with or without cause.

3.                                      We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4.                                      We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

C.                                    Cumulative Voting

1.                                      We vote AGAINST proposals to eliminate cumulative voting.

2.                                      We generally vote FOR proposals to restore or permit cumulative voting unless there are compelling reasons to recommend AGAINST the proposal, such as:

a.              the presence of a majority threshold voting standard with a carve-out for plurality in situations where there are more nominees than seats, and a director resignation policy to address failed elections;

b.              a proxy access provision in the company’s bylaws, or a  similar structure that allows shareholders to nominate directors to the company’s ballot

3.                                      We vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

D.                                    Shareholder Ability to Call Special Meetings

1.                                      We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

2.                                      We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E.                                    Shareholder Ability to Act by Written Consent

We will generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

Shareholders’ current right to act by written consent;

The consent threshold;

The inclusion of exclusionary or prohibitive language;

Investor ownership structure; and

Shareholder support of, and management’s response to, previous shareholder proposals.

BP will vote on a CASE-BY-CASE basis on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

An unfettered(5) right for shareholders to call special meetings at a 10 percent threshold;

A majority vote standard in uncontested director elections;

No non-shareholder-approved pill; and

An annually elected board.

F.                                     Shareholder Ability to Alter the Size of the Board

1.                                      We vote FOR proposals that seek to fix the size of the board.

2.                                      We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

3.                                      We vote AGAINST proposals seeking to amend the company’s board size to fewer than five seats or more than fifteen seats.

j.            Tender Offer Defenses

A.                                    Poison Pills

1.                                      We generally vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless:

a.              A shareholder-approved poison pill is in place.

b.              The company has adopted a policy specifying that the board will only adopt a shareholder rights plan if either:

i.                  Shareholders have approved the adoption of the plan, or

ii.               The board determines that it is in the best interest of shareholders to adopt a pill without the delay of seeking shareholder approval, in which the pill will be put to a vote within 12 months of adoption or it will expire.

2.                                      We vote FOR shareholder proposals to redeem a company’s poison pill.

3.                                      We vote AGAINST management proposals to ratify a poison pill.

4.                                      We will vote on a CASE-BY-CASE basis on proposals to adopt a poison pill or protective amendment to preserve a company’s net operating losses based on the following criteria:

a.              The trigger (NOL pills generally have a trigger slightly below 5 percent);

b.              The value of the NOLs;

c.               The term;

d.              Shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and other factors that may be applicable.

(5)  “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

e.               The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

f.                Any other factors that may be applicable.

B.                                    Poison Pills (Japan)

We vote on a CASE-BY-CASE basis and will only generally vote AGAINST unless:

•                  Independent directors who meet ISS guidelines on attendance comprise at least 1/3 of the board after the shareholder meeting;

•                  The number of independent directors who meet ISS guidelines on attendance is at least two after the shareholder meeting;

•                  The directors are subject to annual elections;

•                  The bid evaluation committee is composed entirely of independent directors, or independent statutory auditors, who meet ISS guidelines on attendance;

•                  The trigger threshold is set at no less than 20 percent of shares outstanding;

•                  The duration of the poison pill does not exceed three years;

•                  There are no other protective or entrenchment tools that can serve as takeover defenses, including blocking stakes held by management-friendly shareholders, or setting the maximum board size to the actual board size to eliminate vacant seats, or tightening of procedures for removing a director from office; and

C.                                    The company posts its proxy circular on the stock exchange website at least four weeks prior to the meeting, to give shareholders sufficient time to study the details of the proposal and question management about them. Anti-Takeover Proposals (France)

We vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

D.                                    Fair Price Provisions

1.                                      We vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

2.                                      We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

E.                                    Greenmail

1.                                      We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

2.                                      We review on a CASE-BY-CASE basis anti-greenmail proposal when they are bundled with other charter or bylaw amendments.

F.                                     Pale Greenmail

We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

G.                                   Unequal Voting Rights

1.                                      We vote AGAINST dual class exchange offers.

2.                                      We vote AGAINST dual class recapitalizations.

H.                                   Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

1.                                      We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

2.                                      We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments. However for companies with shareholder(s) who have significant ownership levels, we vote on a CASE-BY-CASE basis, taking into account the following criteria:

a.              Ownership structure;

b.              Quorum requirements; and

c.               Supermajority vote requirements.

I.                                        Supermajority Shareholder Vote Requirement to Approve Mergers

1.                                      We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

2.                                      We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

J.                                      White Squire Placements

We vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

K.                                   Protective Preference Shares

We evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

1.                                      The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of RMG’S categorization rules and the Dutch Corporate Governance Code.

2.                                      No call/put option agreement exists between the company and the foundation.

3.                                      There is a qualifying offer clause or there are annual management and supervisory board elections.

4.                                      The issuance authority is for a maximum of 18 months.

5.                                      The board of the company-friendly foundation is independent.

6.                                      The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

7.                                      There are no priority shares or other egregious protective or entrenchment tools.

8.                                      The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

9.                                      Art 2:359c Civil Code of the legislative proposal has been implemented.

k.           Miscellaneous Governance Provisions

A.                                    Confidential Voting

1.                                      We vote FOR shareholder proposals that request corporations to adopt confidential voting, to use independent tabulators, and to use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:  In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy remains in place.  If the dissidents do not agree, the confidential voting policy is waived.

2.                                      We vote FOR management proposals to adopt confidential voting.

3.                                      WE vote on a case-by-case basis on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights.  Issues include confidential voting of individual proxies and ballots, confidentiality of running vote tallies, treatment of abstentions and/or broker non-votes in counting methodology.  Factors considered are transparency, consistency, fairness.  Other factors include:

a.              The scope and structure of the proposal

b.              the company’s stated confidential voting policy and whether it ensures a ‘level playing field’ by providing shareholder proponents with equal access to vote information prior to the annual meeting;

c.               The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the process and maintains the integrity of vote results;

d.              Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

e.               Any recent controversies or concerns related to the company’s proxy voting mechanic;

f.                Any unintended consequences resulting from implementation of the proposal; and

g.               any other relevant factors.

B.                                    Litigation Rights(including exclusive venue and fee-shifting bylaw provisions)

BP votes on a case-by-case basis on bylaws which impact shareholders’ litigation rights taking into account factors such as:

a.      The company’s stated rationale for adopting the provision

b.      Disclosure of past harm from shareholder lawsuits

c.       The breadth of application of the bylaw such as key terms and types of lawsuits

d.      Governance features such as shareholders’ ability to repeal the provision and ability to hold directors accountable.

BP generally votes AGAINST bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits.

A.                                    Equal Access

BP will vote on a CASE-BY-CASE basis on proposals to enact proxy access, taking into account, among other factors:

1.              Company-specific factors; and

2.              Proposal-specific factors, including:

a.              The ownership thresholds proposed in the resolution (i.e. percentage and duration);

b.              The maximum proportion of directors that shareholders may nominate each year; and

c.               The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.  .

B.                                    Bundled Proposals

We review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals.  In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items.  In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote AGAINST the proposals. If the combined effect is positive, we SUPPORT such proposals.

C.                                    Shareholder Advisory Committees

We vote AGAINST proposals to establish a shareholder advisory committee.

D.                                    Charitable Contributions

We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

E.                                    Adjourn Meeting Requests to Solicit Additional Proxies to Approve Merger Agreement

We will vote FOR this when:

1.                                      We support the underlying merger proposal

2.                                      The company provides a compelling reason and

3.                                      The authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction that we support.

F.                                     Related-Party Transactions (France)

Management proposals to approve the special auditor’s report regarding regulated agreements

1.                                      We evaluate these proposals on a CASE-BY-CASE basis taking into consideration the individuals concerned in the agreement, detailed content of the agreement, and convened remuneration.

2.                                      We vote AGAINST if the report is not available 21 days prior to the meeting date, or if the report contains an agreement between a non-executive director and the company for the provision of consulting services.

3.                                      We vote FOR if the report is not available 21 days prior to the meeting date, but the resolution states that there are none.

G.                                   Related Party Transaction Auditor Reports (France)

We will evaluate on a CASE-BY-CASE basis considering 1) adequate disclosure, 2) sufficient justification on apparently unrelated transactions, 3) fairness option (if applicable), and 4) any other relevant information.

H.                                   Related Party Transactions (Malaysia)

BP will vote AGAINST a related-party transaction if:

•                  A director who is classified by the company as independent has a vested interest in the business transaction AND

•                  The value of the transaction exceeds MYR 250,000.  In addition, directors involved in related party transaction in excess of MYR 250,000 will be classified as non-independent.

I.                                        General Share Issuance Mandate (Malaysia)

Generally vote FOR issuance request with preemptive rights to a max of 100% over currently issued capital.  Without preemptive rights, vote FOR requests up to 20% issued capital.

J.                                      Financial Assistance Authorities (South Africa)

Generally vote FOR a general authority to provide financial assistance, unless:

•                  As part of the authority, the company requests a general authority to provide financial assistance to directors, and this is not limited to participation in share incentive schemes; and/or

•                  As part of the authority, the company seeks approval to provide financial assistance “to any person.”

K.                                   Authority to Reduce Minimum Notice Period for Calling a Meeting (non-US Companies)

Central and Eastern Europe

We will vote proposals to reduce minimum notice period for calling a meeting on a CASE-BY-CASE basis.

Generally, approve “enabling” authority proposal on the basis that BP would typically expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole.  By definition, EGMs being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits EGM/GM to be called at no less than 14-day’s notice, RMG will generally support the proposal if the company discloses that eh shorter notice period of between 20 and 14 days would not be used as a routine matter for such meetings buy only when the flexibility is merited by the business of the meeting.  Where the proposal at a give EGM/GM is not time-sensitive, BP would not typically expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

With the exception of the first AGM at which approval of the enabling authority is sought, when evaluating an enabling authority proposal, BP will consider the company’s use of shorter notice periods in the preceding year to ensure that such periods were invoked solely in connection with genuinely time-sensitive matters.  Where the company has not done so, and fails to provide a clear explanation, we will consider voting AGAINST the enabling authority for the coming year.

J.              Independent Proxy (Switzerland)

BP will generally vote FOR proposals to elect an independent proxy for shareholder representation at annual general meetings for a term lasting until the following year’s ordinary general meeting.  Absent any concerns about the independence of the proposed proxy, there are routine resolutions as the elected proxy must be independent as defined by Art. 728 of the Swiss Code of Obligations, the same definition of independence applied to external auditors.

K.           Exclusive Venue Proposals (Mgmt proposals seeking exclusive jurisdiction for resolution of disputes)

BP will vote on a CASE-BY-CASE basis on exclusive venue proposals taking into account:

1.              Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and

2.              whether the company has the following good governance features:

a.              an annually elected board;

b.              a majority vote standard in uncontested director elections; and

c.               the absence of a poison pill, unless the pill was approved by shareholders.

e.     Capital Structure

A.                                    Common Stock Authorization

1.                                      We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

2.                                      We vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

3.                                      We vote AGAINST proposals which request increases in the number of authorized shares over a level 50 % above currently authorized shares, after taking into account any stock split or financing activity, without specific reasons.

B.                                    Capital Issuance Requests

1.                                      General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

a.              We vote FOR general issuance requests with preemptive rights for up to 50% of a company’s outstanding capital.

b.              We vote FOR general issuance requests without preemptive rights for up to 10% of a company’s outstanding capital.

c.               We vote AGAINST global company issuances without preemptive rights over 10% of a company’s outstanding capital.  (In Ireland and UK - pre-emption rights should not exceed more than 5 percent of the issued share capital in any one year, with an overall limit of 7.5 percent in any rolling three-year period.)

2.                                      Specific issuance requests will be judged on their individual merits.

3.                                      Protective Preference Shares (Netherlands)

Management proposals to approve protective preference shares to company-friendly foundations:

We will evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

a.              The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of RMG’S categorization rules and the Dutch Corporate Governance Code.

b.              No call/put option agreement exists between the company and the foundation.

c.               There is a qualifying offer clause or there are annual management and supervisory board elections.

d.              The issuance authority is for a maximum of 18 months.

e.               The board of the company-friendly foundation is independent.

f.                The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

g.               There are no priority shares or other egregious protective or entrenchment tools.

h.              The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

i.                  Art 2:359c Civil Code of the legislative proposal has been implemented.

4.                                      U.K and Netherlands

We will vote FOR issuance requests only if share issuance periods are limited to 18 months.

5.                                      South Africa

a.              We will vote FOR a general Authority to place authorized but unissued shares under the control of the directors unless:

i.                  The authority is over a number of shares equivalent to more than 10% of the current issued share capital.

ii.               The authority would allow shares to be used for share incentive scheme purposes and the underlying scheme(s) raises concerns.

iii.            The company used the authority during the previous year in a manner deemed not to be in shareholders’ best interests.

b.              We will vote FOR a general authority to issue shares for cash unless:

i.                                     The authority is over a number of shares equivalent to more than 10% of the current issued share capital.

ii.                                  The company used the authority during the previous year in a manner deemed not to be in shareholder’s interest.

6.                                      Singapore

Generally vote FOR a general issuance of equity without preemptive rights when the issuance limit is not more than 10% of issued shares and 50% with preemptive rights for all Singapore companies, except Catalist-listed companies and REITS.

For Singapore companies listed on the Catalist market of the SGX, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company’s issued share capital and 100 percent with preemptive rights. For Real Estate Investment Trusts, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the unit issuance limit is not more than 20 percent of its issued unit capital and 50 percent with preemptive rights.

7.                                      Taiwan

Generally vote FOR general mandate for public share issuance if the issue size is no more than 20% of the existing share capital or if the mandate includes a private placement as one of the financing channels if the resulting dilution rate is no more than 10%.

We vote on a CASE-BY-CASE basis on requests to issue shares for a specific purpose such as the financing of a particular project, an acquisition or a merger.

8.                                      France

Vote for general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital. Generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital.

C.                                    Stock Distributions: Splits and Dividends

We vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

D.                                    Reverse Stock Splits

1.                                      We vote FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

2.                                      We vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

E.                                    Preferred Stock

1.                                      We vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

2.                                      We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

3.                                      We vote FOR proposals to authorize preferred stock in cases where the company specifies that the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

4.                                      We review on a CASE-BY-CASE BASIS proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

F.                                     Adjustments to Par Value of Common Stock

We vote FOR management proposals to reduce the par value of common stock.

G.                                   Preemptive Rights

1.                                      We vote FOR proposals to create preemptive rights.

2.                                      We vote AGAINST proposals to eliminate preemptive rights.

H.                                   Debt Restructurings

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.  We consider the following issues:

1.                                      Dilution: How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

2.                                      Change in Control: Will the transaction result in a change in control of the company?

3.                                      Bankruptcy: Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.                                        Share Repurchase Programs

1.                                      We will generally vote FOR market repurchase authorities/share repurchase programs provided that the proposal meets the following parameters:

a.              Maximum volume: 10 percent for market repurchase within any single authority (Carve out: 15 percent in the U.K.) and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);

b.              Duration does not exceed 18 months. For company’s who operate in markets that do not specify a maximum duration or durations last beyond 18 months. We will assess their historic practices.

2.                                      Vote AGAINST proposals where:

a.              The repurchase can be used for takeover defenses;

b.              There is clear evidence of abuse;

c.               There is no safeguard against selective buybacks;

d.              Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

3.                                      Consider Case-by-Case if these conditions are met:

a.              The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

b.              The plan still respects the 10 percent maximum of shares to be kept in treasury.

J.                                      Share Repurchase Programs to Fund Stock Option Plans

1.                                      Spain

We vote AGAINST proposals to repurchase shares in connection with stock option plans when no information associated with the plan is available prior to the general meeting.  However, we will maintain our stance on routine repurchases if it is disclosed that there is no connection.

2.                                      Portugal

We will consider this item on a CASE-BY-CASE basis and will take into consideration whether information associated with the plan is available prior to the general meeting, and if there is any improvement in disclosure around option plans.

K.                                   Additional Share Repurchase Programs

1.                                      Denmark

Repurchase of shares in lieu of dividends — We will consider this item on a CASE-BY-CASE basis considering tax benefits and cost savings.

2.                                      Japan

Vote case-by-case on article amendments to give the board discretionary authority over share repurchases, taking into account the company’s:

•                  Balance sheet conditions;

•                  Capital efficiency and return on equity;

•                  Past share buybacks and dividend payouts;

•                  Board composition;

•                  Shareholding structure; and

•                  Other relevant factors

Generally vote against these amendments if shareholders will lose the ability to submit shareholder proposals on share repurchases.

3.                                      Germany and Italy

Repurchase shares using put and call options — We will vote FOR provided the company details:

a.              Authorization is limited to 18 months

b.              The number of shares that would be purchased with call options and/or sold with put options is limited to a max of 5% of TSO

c.               An experienced financial institution is responsible for the trading

d.              The company has a clean track record regarding repurchases.

L.                                    Netherlands - Remuneration Report

Management is required to put its remuneration policy up for a binding shareholder vote.  We will evaluate this item using principles of the Dutch Corporate Governance Code.

Netherlands - Protective Preference Shares: Proposals to approve protective preference shares

We vote on a CASE-BY-CASE basis. In general, we vote FOR protective preference shares (PPS) only if:

1.                                      The supervisory board needs to approve an issuance of shares whilst the supervisory board is independent within the meaning of RMG’s categorization rules and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);

2.                                      No call / put option agreement exists between the company and a foundation for the issuance of PPS;

3.                                      The issuance authority is for a maximum of 18 months;

4.                                      The board of the company friendly foundation is fully independent;

5.                                      There are no priority shares or other egregious protective or entrenchment tools;

6.                                      The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;

7.                                      The foundation buying the PPS does not have as a statutory goal to block a takeover;

8.                                      The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period)

M.                                 Tracking Stock

We vote on the creation of tracking stock on a CASE-BY-CASE basis, weighing the strategic value of the transaction AGAINST such factors as:

1.                                      Adverse governance charges

2.                                      Excessive increases in authorized capital stock

3.                                      Unfair method of distribution

4.                                      Diminution of voting rights

5.                                      Adverse conversion features

6.                                      Negative impact on stock option plans

7.                                      Other alternatives such as spinoff

N.                                    “Going Dark” Transactions

We vote these proposals on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to:

1.                                      Whether the company has attained benefits from being publicly traded.

2.                                      Cash-out value

3.                                      Balanced interests of continuing vs. cashed-out shareholders

4.                                      Market reaction to public announcement of transaction

f.     Executive and Director Compensation

A.                                    General

1.                                      Votes with respect to compensation plans are determined on a CASE-BY-CASE basis.

Boston Partners Global Investors, Inc. votes on a case by case basis on equity based compensation plans taking into account the following:

a.              Plan Cost — the total estimated cost of the plans relative to industry/market cap peers measured by the company’s estimated Shareholder Value Transfer and considering both the SVT based on new shares requested plus shares remaining for future grans, plus outstanding unvested/unexercised grants and SVT based only on new shares plus shares remaining for future grans.

b.              Plan Features — Automatic single-triggered award vesting upon change of control; Discretionary vesting authority, liberal share recycling. Minimum vesting period for grants made under the plan.

c.               Grant Practices: The burn rate; vesting requirements; the estimated duration of the plan, the proportion of the CEO’s most recent equity grants, existence of a claw-back policy, post exercise/vesting requirements.

BP generally votes against the plan if the combination of above factors indicates that the plan is not in the shareholders best interests of if any of the following apply:

a.              The plan creates dilution exceeding 3 ½% per year over the life of the plan.

b.              Awards may vest in connection with a liberal change of control definition.

c.               The plan would permit reprising or cash buyout of underwater options without shareholder approval.

The plan is a vehicle for problematic pay practice or a pay for performance disconnect

Canada Specific:

i.                  Generally vote against an equity compensation plan proposal where:

•                  The non-employee director aggregate share reserve under the plan exceeds the BP established maximum limit of 1 percent of the outstanding common shares; or

•                  The equity plan document does not specify an annual individual non-employee director grant limit with a maximum value of (i) $100,000 worth of stock options in the case of a stock option or omnibus plan, or (ii) $150,000 worth of shares in the case of an equity plan that does not grant stock options.

Individual Non-employee Director Grants

ii.             Generally vote against individual equity grants to non-employee directors in the following circumstances:

•                  In conjunction with an equity compensation plan that is on the agenda at the shareholder meeting if voting against the underlying equity compensation plan; and

•                  Outside of an equity compensation plan if the director’s annual grant would exceed the above individual director limit.

iii.            Shares taken in lieu of cash fees and a one-time initial equity grant upon a director joining the board will not be included in the maximum award limit.

b.              Hong Kong and Singapore specific

i.                  Vote AGAINST a stock option scheme if directors eligible to receive options under the scheme if directors eligible to receive options under the scheme are involved in the administration of the scheme the scheme administrator has the discretion over awards; this generally excludes equity awards granted or taken in lieu of cash fees.

c.               Singapore specific:

i.                  Vote against a performance share plan or restricted share plan if:

•                  The maximum dilution level for the plan exceeds BP guidelines of 5% of issued capital for a mature company and 10% if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offsheet dilution concerns by reducing the likelihood that awards will become exercisable unless there is a clear improvement in shareholder value; or

•                  Directors eligible to receive options under the scheme are involved in the administration of the scheme and the administrator has the discretion over awards.

d.              France-specific:   BP will generally vote FOR equity-based compensation proposals taking into account the following factors:

i.                  The volume of awards transferred to participants must not be excessive; the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following guidelines:

•                  The shares reserved for all share plans may not exceed 5% of a company’s issued share capital, except in the case of a high-growth company or particularly well-designed plan, in which case dilution of between 5 and 10% is allowed.

ii.               The plan must be sufficiently long-term in nature/structure; minimum vesting of 3 years or more; and

iii.            The awards must be granted at market price.

B.                                    Management Proposals Seeking Approval to Reprice Options

We vote on management proposals seeking approval to reprice options on a CASE-BY-CASE basis.

C.                                    Director Compensation

We vote on stock-based plans for directors on a CASE-BY-CASE basis.

D.                                    Employee Stock Purchase Plans

1.                                      We vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

2.                                      We vote on non-qualified employee stock purchase plans on a CASE-BY-CASE basis but will APPROVE plans considering the following criteria:

a.              Broad-based participation (all employees excluding individuals with 5% or more of beneficial ownership)

b.              Limits on employee contribution, either fixed dollar or percentage of salary

c.               Company matching contribution up to 25%

d.              No discount on the stock price on the date of purchase since there is a company matching contribution

3.                                      Canada

BP will generally vote FOR broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

a.              Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or a percentage of base salary excluding bonus, commissions and special compensation);

b.              Employer contribution of up to 25% of employee contribution and no purchase price discount or employer contribution of more than 25% of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;

c.               Purchase price is at least 80% of fair market value with no employer contribution;

d.              Potential dilution together with all other equity-based plans is 10% of outstanding common shares for less; and

e.               Plan Amendment Provision requires shareholder approval for amendments to:

i.                  The number of shares reserved for the plan;

ii.               The allowable purchase price discount;

iii.            The employer matching contribution amount.

Treasury-funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive-based compensation if the employer match is greater than 25%.  BP will vote on a CASE-BY-CASE basis taking into account the following factors:

a.              Shareholder Value Transfer (SVT) cost of the plan;

b.              Eligibility;

c.               Administration;

d.              The company’s other equity-based compensation plans and benefit programs, in particular pensions.

E.                                    OBRA-Related Compensation Proposals:

1.                                      Amendments that Place a Cap on Annual Grants or Amend Administrative Features

We vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

2.                                      Amendments to Added Performance-Based Goals

a.              We vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

b.              We vote FOR plans that support full disclosure and linking compensation to performance goals that impact the long-term performance of the firm (e.g. compliance with environmental/EPA regulations, labor supplier standards or EEOC laws).

3.                                      Amendments to Increase Shares and Retain Tax Deductions under OBRA

We evaluate votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) on a CASE-BY-CASE basis.

4.                                      Approval of Cash or Cash-and-Stock Bonus Plans

a.              We vote on cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA on a CASE-BY-CASE basis.

b.              We generally vote AGAINST plans with excessive awards ($2 million cap).

5.                                      Independent Outsiders

We will vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in our definition of director independence.

F.                                     Shareholder Proposals to Limit Executive and Director Pay

1.                                      We generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

2.                                      We vote AGAINST all other shareholder proposals that seek to limit executive and director pay.

G.                                   Golden and Tin Parachutes

1.                                      We vote FOR shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification.

2.                                      We vote AGAINST golden parachutes.

3.                                      Voting on a CASE-BY-CASE basis on Golden Parachute proposals, including consideration of existing change in control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

a.              Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issues(s):

b.              Single or modified single trigger cash severance;

c.               Single trigger acceleration of unvested equity awards;

d.              Excessive cash severance (>3x base salary and bonus);

e.               Excise tax gross ups triggered and payable (as opposed to a provision to provide excise tax gross ups);

f.                Excessive golden parachute payments (on an absolute basis or as percentage of transaction equity value); or

g.               Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

h.              The company’s assertion that a proposed transaction is conditions on shareholder approval of the golden parachute advisory vote.

H.                                   Employee Stock Ownership Plans (ESOPs)

We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than 5% of outstanding shares).

I.                                        401(k) Employee Benefit Plans

We vote FOR proposals to implement a 401(k) savings plan for employees.

J.                                      Pension Plan Income and Performance-Based Compensation

Generally we vote FOR proposals to exclude earnings on assets of company sponsored pension plans in determining executive and director compensation.  Our position generally does not view the following factors as relevant:  1) the amount of pension plan earnings, and 2) the percentage, if any, such pension plan earnings contribute to the company’s pre-tax earnings.

K.                                   Indexed Options and Performance Vested Restricted Stock

We generally vote FOR indexed options and performance vested restricted stock.

L.                                    Burn Rate

We vote AGAINST equity plans that have high average three-year burn rate defined as 1) the company’s most recent three-year burn rate that exceeds one standard deviation of its GICS segmented by Russell 3000 index and non-Russell 3000 Index, OR 2) the company’s most recent three-year burn rate that exceeds 2% of common shares outstanding.  For companies that grant both full value awards and stock options to their employees, we shall apply a premium on full value awards for the past three fiscal years.

M.                                 Transferable Stock Options

1.                                      We will generally vote FOR TSO awards within a new equity plan if the total cost of the company’s equity plans is less than the company’s allowable cap, assuming all other conditions have been met to receive a FOR recommendation. The TSO structure must be disclosed and amendments to existing plans should make clear that only options granted post-amendment shall be transferable.

2.                                      One-time transfers will be evaluated on a CASE-BY-CASE basis, giving consideration to the following:

a.              Executive officers and non-employee directors should be excluded from participating.

b.              Stock options must be purchased by third-party financial institutions at a discount to their fair value using an appropriate financial model.

There should be a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

N.                                    Supplemental Executive Retirement Plan (SERPs)

We evaluate on a CASE-BY-CASE basis Shareholder proposal to limit ‘covered compensation’ under their SERP plan to no more than 100% of a senior executive’s salary, considering the company’s current SERP plan.

O.                                   Pay-for-Superior-Performance

We evaluate Shareholder proposals to establish a pay-for-superior-performance standard on a CASE-BY-CASE basis considering the company’s current pay-for-performance practices.

P.                                     Executive Compensation Advisory Proposal (Say on Pay)

1.                                      BP will vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

2.                                      We evaluate shareholder proposals to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis on a CASE-BY-CASE basis considering the following global principles:

a.              Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

b.              Avoid arrangements that risk “pay for failure.” This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

c.               Maintain an independent and effective compensation committee:  This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

d.              Provide shareholders with clear, comprehensive compensation disclosures:  This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

e.               Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance.  At the market level, it may incorporate a variety of generally accepted best practices.

f.                Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis.  Consider the measures, goal, and target awards reported by the company for executives’ short and long-term incentive awards; disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

g.               Evaluation of peer group benchmarking used to set target pay or award opportunities.  Consider the  rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents or targeting; and

h.              Balance of performance based versus non-performance based pay.   Consider the ratio of performance based (not including plain vanilla stock options) vs. non-performance based pay elements reported for the CEO latest reported fiscal year compensation especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

3.                                      BP will vote AGAINST management say on pay proposals, AGAINST/WITHHOLD on compensation committee members (or, for rare cases, where the full board is deemed responsible, all directors including the CEO,) and/or AGAINST an equity-based incentive plan proposal if: :

a.              There is a misalignment between CEO pay and company;

b.              The company maintains problematic pay practices;

c.               The board exhibits poor communication and responsiveness to shareholders

•                  Poor disclosure practices, including: insufficient disclosure to explain the pay setting process for the CEO and how CEO pay is linked to company performance and shareholder return; lack of disclosure of performance metrics and their impact on incentive payouts; no disclosure of rationale related to the use of board discretion when compensation is increased or performance criteria or metrics are changed resulting in greater amounts paid than that supported by previously established goals.

•                  Board’s responsiveness to investor input and engagement on compensation issues, including:

•                  Failure to respond to majority-supported shareholder proposals on executive pay topics;

•                  Failure to respond to majority-opposed previous say-on-pay proposal; and

•                  Failure to respond to the company’s previous say-on-pay proposal that received support of less than 70 percent of votes cast taking into account the ownership structure of the company.

Failure to adequately respond to the aforementioned compensation issues may also result in votes against directors due to poor responsiveness to shareholders.

Canada

Vote on a case by case basis on say-on-pay resolutions or on individual directors, committee members or the entrie board as appropriate, when an issuer is externally managed and has given minimal disclosure about management services agreements and compensation taking into account:

•                  The size and scope of the management services agreement;

•                  Executive compensation in comparison to issuer peers and/or similarly structured issuers;

•                  Overall performance;

Related party transactions;

•                  Board and committee independence;

•                  Conflicts of interest and process for managing conflicts effectively;

•                  Disclosure and independence of the decision-making process involved in the selection of the management services provider;

•                  Risk mitigating factors included within the management services agreement such as fee recoupment mechanisms;

Historical compensation concerns;

•                  Executives’ responsibilities; and

•                  Other factors that may reasonably be deemed appropriate to assess an externally-managed issuer’s governance framework.

Q.                                   Pre-Arranged Trading Plans (10b5-1 Plans)

We generally vote FOR shareholder proposals calling for certain principles regarding the use of pre-arranged trading plans (10b5-1 plans) for executives. These principles include:

1.                                      Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K

2.                                      Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board

3.                                      Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan

4.                                      Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan.  An executive may not trade in company stock outside the 10b5-1 Plan.

5.                                      Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive

R.                                    Share Buyback Holding Periods

We will generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

1.                                      A repurchase limit of up to 10% of outstanding issued share capital (15% in  UK/Ireland);

2.                                      A holding limit of up to 10% of issued share capital in treasury; and

3.                                      A duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10% repurchase limit will be assessed on a CASE-BY-CASE basis.  We will support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholder’s interest.  In such cases, the authority must comply with the following criteria:

4.                                      A holding limit of up to 10% of  a company’s issued share capital in treasury; and

5.                                      A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, we will evaluate the proposal based on the company’s historical practice.  However, BP expects companies to disclose such limits and, in the future, may vote AGAINST companies that fail to do so  In such cases, the authority must comply with the following criteria:

6.                                      A holding limit of up to 10% of a company’s issued share capital in treasure; and

7.                                      A duration of no more than 18 months.

In addition we vote AGAINST any proposal where:

8.                                      The repurchase can be used for takeover defenses;

9.                                      There is clear evidence of abuse;

10.                               There is no safeguard against selective buybacks; and/or

11.                               Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

S.                                      Tax Gross-Up Proposals

We vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

T.                                    Reimbursement of Expenses Incurred from Candidate Nomination Proposal

We evaluate Shareholder proposals to amend the company’s bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors on a CASE-BY-CASE basis considering the company’s current reimbursement practices.

U.                                    Equity Based Compensation Plans are evaluated on a case-by-case basis

We will vote AGAINST equity plan proposals if any of the following apply:

1.                                      The total cost of the company’s equity plans is unreasonable;

2.                                      The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

3.                                      The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

4.                                      The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

5.                                      The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

6.                                      The plan is a vehicle for poor pay practices;

7.                                      The company has a liberal definition of change-in-control.

Canada

Vote case-by-case on equity-based compensation plans using an “equity plan scorecard” (EPSC) approach. Under this approach, certain features and practices related to the plan(6) are assessed in combination, with positively-assessed factors potentially counterbalancing negatively-assessed factors and vice-versa. Factors are grouped into three pillars:

•                  Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•                  SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•                  SVT based only on new shares requested plus shares remaining for future grants.

•                  Plan Features:

•                  Absence of problematic change-in-control (CIC) provisions, including:

•                  Single-trigger acceleration of award vesting in connection with a CIC; and

•                  Settlement of performance-based equity at target or above in the event of a CIC-related acceleration of vesting regardless of performance.

•                  No financial assistance to plan participants for the exercise or settlement of awards;

•                  Public disclosure of the full text of the plan document; and

•                  Reasonable share dilution from equity plans relative to market best practices.

•                  Grant Practices:

•                  Reasonable three-year average burn rate relative to market best practices;

•                  Meaningful time vesting requirements for the CEO’s most recent equity grants (three-year lookback);

•                  The issuance of performance-based equity to the CEO;

•                  A clawback provision applicable to equity awards; and

•                  Post-exercise or post-settlement share-holding requirements (S&P/TSX Composite Index only).

(6)  In cases where certain historic grant data are unavailable (e.g. following an IPO or emergence from bankruptcy), Special Cases models will be applied which omit factors requiring these data.

Generally vote against the plan proposal if the combination of above factors, as determined by an overall score, indicates that the plan is not in shareholders’ interests. In addition, vote against the plan if any of the following unacceptable factors have been identified:

•                  Discretionary or insufficiently limited non-employee director participation;

•                  An amendment provision which fails to adequately restrict the company’s ability to amend the plan without shareholder approval;

•                  A history of repricing stock options without shareholder approval (three-year look-back);

•                  The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

Any other plan features that are determined to have a significant negative impact on shareholder interests

V.                                    Golden Coffin (Death Benefit)

We generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

W.                                Hold Till (post) Retirement

We vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy.

The following factors will be taken into account:

1.                                      Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

a.              Rigorous stock ownership guidelines, or

b.              A holding period requirement coupled with a significant long-term ownership requirement, or

c.               A meaningful retention ratio,

2.                                      Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

3.                                      Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

X.                                   Acceptance of Deposites (India)

Generally vote AGAINST accepting deposits from shareholders or the public unless there are no significant causes for concern regarding terms and conditions of the deposit.

Y.                                    Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity:

We will evaluate such proposals on a Case-by-Case basis.

Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are considered poor pay practices under policy, and may even result in withheld votes from compensation committee members. The second component of this proposal —- related to the elimination of accelerated vesting — requires more careful consideration. The following factors will be taken into regarding this policy:

1.                                      The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

2.                                      Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Z.                                    Compensation Issue in Non-US Companies

1.                                      Europe: Vote case-by-case on  management proposals seeking ratification of a company’s executive compensation-related items, and generally vote against a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

a.   Avoid arrangements that risk “pay for failure”:

b.   The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices. For instance,

•                  There shall be a clear link between the company’s performance and variable awards.

•                  There shall not be significant discrepancies between the company’s performance and real executive payouts.

•                  The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.

•                  Significant pay increases shall be explained by a detailed and compelling disclosure.

•                  Severance pay agreements must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.

•                  Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.

2.                                      Europe — Generally vote for proposals to fix the ratio between the fixed and variable components of remuneration unless:

•                  Adequate disclosure has not been provided in a timely manner

•                  There are concerns about the company’s motivation for change

•                  There are specific concerns with the company.

UK — BP votes on a case-by-case basis on management proposals seeking ratification of a company’s remuneration policy, and generally vote against if such proposal fails to comply with one or a combination of several of BP remuneration principles and/or local institutional investor best practice without adequate explanation.  Whilst not an exhaustive list, below are several key criteria that are considered during analysis:

•                  Has adequate disclosure been provided to allow investors to make an informed voting decision;

•                  The level of pay for the CEO and other executive directors should not be excessive relative to peers, company performance, and market practices;

•                  Significant pay increases should be explained by a detailed and compelling disclosure;

•                  Severance pay agreements should not be in excess of 12 months’ fixed remuneration and should be in line with best practice;

•                  There should be a clear link between the company’s performance and variable awards;

•                  The ability for discretionary exceptional awards to be made in excess of the standard policy will require a maximum award level to be disclosed. Open ended exceptional award levels will not be supported;

•                  Executives should own a significant personal shareholding in the company and this should be supported by established share ownership guidelines by the company;

•                  The remuneration committee should have the ability to clawback or withhold payment of incentive awards when justified.

•                  NEDs generally should not receive performance based remuneration

•                  Generally vote FOR fixed fees to external auditors unless the fees for non-audit services routinely exceed standard audit-related fees.

3.                                      Finland - Stock Options

a.              We vote AGAINST these proposals; however, an exception will be made if a company proposes to reduce the strike price by the amount of future special dividends only.

b.              We vote FOR proposals that provide proportionate adjustments to outstanding awards as a result of a special cash dividend or any other future distribution of assets other than a normal cash dividend.

4.                                      Germany - Remuneration Disclosure

We vote AGAINST management proposals authorizing the board not to disclose remuneration schemes for five years

5.                                      Sweden - Remuneration Report

We vote AGAINST management proposals to approve the remuneration report if:

a.              The potential dilution from equity-based compensation plans exceeds RMG guidelines.

b.              Restricted stock plans and matching share plans do not include sufficiently challenging performance criteria and vesting periods.

c.               The remuneration report was not made available to shareholders in a timely manner.

d.              Other concerns exist with respect to the disclosure or structure of the bonus or other aspects of the remuneration policy.

6.                                      Sweden, Norway - Matching Share Plans

We will evaluate such plans on a CASE-BY-CASE basis.

a.              For every matching share plan, RMG will require a holding period.

b.              For plans without performance criteria, the shares must be purchased at market price.

c.               For broad-based plans directed at all employees, BP accepts a 1:1 arrangement - that no more than one free share will be awarded for every share purchased at market value. .  ..

d.              For plans directed at executives, we require that sufficiently  challenging performance criteria are attached to the plan. Higher discounts demand proportionally higher performance criteria.

e.               The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock matching plans must comply with BP guidelines.

7.                                      Australia

We will vote AGAINST resolutions seeking approval of termination payments for executives in excess of statutory maximum except where there is clear evidence that the termination payment would provide a benefit to shareholders.

We vote FOR the provision of termination benefits under the plan in excess of 12 months’ base salary, if the approval is for three years or fewer and no vesting is permitted without satisfaction of sufficiently demanding performance hurdles.

8.                                      Japan

BP will vote AGAINST retirement bonuses if the recipients include outsiders, or include those who can be held responsible for corporate scandal or poor financial performance which has led to shareholder value destruction. (However, in rare occasions, BP may support payment to outsiders on a case-by-case basis, if the individual amount is disclosed and the amount is not excessive.) In addition, BP opposes the payments if neither the individual payments nor the aggregate amount of the payments is disclosed.

BP will vote AGAINST special payments in connection with abolition of retirement bonus system if the recipients include outsiders, or include those who can be held responsible for corporate scandal or poor financial performance which has led to shareholder value destruction. (However, in rare occasions, BP may support payment to outsiders on a CASE-BY-CASE basis, if the individual amount is disclosed and the amount is not excessive.) In addition, BP  will vote AGAINST the payments if neither the individual payments nor the aggregate amount of the payments is disclosed.

Among other conditions, BP will vote AGAINST deep discount options if disclosed performance conditions are not attached. In the absence of such conditions, a vesting period of at least three years will be required to support such options

9.                                      Nordic Markets

We will vote AGAINST stock option plans in Nordic markets if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive rewards.  This includes one or more of the following:

a.              Adjusting the strike price for future ordinary dividends AND including expected dividend yield above zero percent when determining the number of options awarded under the plan;

b.              Having significantly higher expected dividends than actual historical dividends;

c.               Favorably adjusting the terms of existing options plans without valid reason;

d.              Any other provisions or performance measures that result in undue award.

We will generally vote AGAINST if the increase in share capital is more than 5 percent for mature companies and 10 percent for growth companies.

10.                               Italy

We will vote FOR any equity-based compensation plan provided they meet the following:

a.              The shares reserved for all share plans may not exceed 5 percent of a company’s issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable regarding the RMG criteria (“challenging criteria”);

b.              The options for management are granted without a discount;

c.               An executive director is part of the remuneration committee; or

d.              The company has no remuneration committee and has executive members within the board.

* BP may apply a carve-out in the case of well designed plans.*

11.                               Taiwan

We vote on a case-by-case basis taking into account the following features:

a. existing substantial shareholders are restricted in participation;

b. presence of challenging performance hurdles if restricted shares are issued for free or at a deep discount; and

c.  reasonable vesting period (at least two years) is set.

12.                               China

We vote CASE-BY-CASE on proposals to approve a restricted stock scheme.  A restricted stock plan will not be supported if:

a.              The grant price of the restricted shares is less than 50% of the average price of the company’s shares during the 20 trading days prior to the pricing reference date;

b.              The maximum dilution level for the scheme exceeds BP guidelines of 5% of issued capital for a mature company and 10% for a growth company.  BP will support plans at mature companies with dilution levels up to 10% if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods.

c.               Directors eligible to receive restricted shares under the scheme are involved in the administration of the scheme; or

d.              The company fails to set challenging performance hurdles for unlocking the restricted shares compared with its historical financial performance or the industry benchmarks.

We vote AGAINST a restricted stock scheme if the scheme is proposed in the second half of the year and the measurement of the company’s financial performance starts from the same year, as the company’s financial performance has been largely determined for that particular year.

We vote on a case-by-case bases on proposals to invest in financial products using idle funds.   Key factors include:  any known concerns with previous investments,  the amount of the proposed investment relative to the company’s assets; disclosure of the nature of the products in which the company proposes to invest and disclosure of associated risks of the proposed investments and related risk management efforts by the company.

13.                               South Korea

Generally vote for approval of the remuneration cap for directors, unless:

a.              The proposed cap on directors’ remuneration is excessive relative to peer companies’ remuneration without reasonable justification; or

b.              The company is asking for an increase in the remuneration cap where the company has not provided a reasonable justification for the proposed increase.

Vote against if there are material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company and the company has not provided a reasonable justification for the proposed remuneration

14.                               China

Generally vote for employee stock purchase plans (ESPPs) unless any of the following applies:

•                  The total stock allocated to the ESPP exceeds 10 percent of the company’s total shares outstanding at any given time;

•                  The share purchase price is less than 90 percent of the market price(7) when the share purchase is conducted solely through private placement;

•                  The company’s significant shareholders (i.e. individuals with 5 percent or more of beneficial ownership of the company) are involved as plan participants;

•                  The ESPP is proposed in connection with an equity financing scheme which does not warrant shareholder support; or

•                  The ESPP contains any other terms that are deemed disadvantageous to shareholders

15.                               Japan - Director Stock Options

We vote FOR “evergreen” director option plans as long as the contemplated level of annual dilution is less than 0.5%; so that it would take more than 10 years of grants for dilution to exceed our guidelines. (Where the company has outstanding options from other plans, or proposes to grant additional options to employees below board level, these must be factored into the calculation.)

AA.                           Canadian Equity Compensation Plans, TSX Issuers

1.                                      Change-in-Control Provisions

Where approval of a CIC provision is sought as part of a bundled proposal, RMG Canada may recommend a vote AGAINST the entire bundled proposal due to an unacceptable CIC provision.

2.                                      Generally vote AGAINST proposals to reprice outstanding options including adjustments that can be reasonably considered repricing such as: reduction in exercise price or purchase price, extension of term for outstanding options, cancellation and reissuance of options, substitution of options with other awards.

3.                                      Amendment Procedures

(7)  Calculated as the average trading price 20 trading days prior to the announcement, pursuant to the CSRC’s guidelines on private placements.

We generally vote AGAINST the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:

a.              Any increase in the number (or percentage in the case of rolling plans) of shares reserved;

b.              Any amendment that extends the term of an award beyond the original expiry;

c.               Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis;

d.              Any amendment which would permit equity based awards granted under the Plan may be transferable or assignable other than for normal estate settlement purposes

4.                                      Employee Share Purchase Plans,  Amendment procedures

We generally vote AGAINST proposals to approve Share Purchase Plan Amendment Procedures if discretion is given to amend any of the following acceptable criteria:

a.              Limit on employee contribution (expressed as a percentage of base salary excluding bonus, commissions and special compensation);

b.              Purchase price is at least 80 percent of fair market value with no employer contribution; OR

c.               No discount purchase price with maximum employer contribution of up to 20% of employee contribution

d.              Offering period is 27 months or less; and

e.               Potential dilution together with all other equity-based plans is ten percent of outstanding common shares or less.

If shareholder approval is sought for a new Share Purchase Plan, the above criteria must apply and not be subject to future amendment under Plan amendment provisions without further shareholder approval or we will generally vote AGAINST approval of the Plan.

g.              State of Incorporation

A.                                    Voting on State Takeover Statutes

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.                                    Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a CASE-BY-CASE basis.

1.                                      Canada

a.              BP will generally vote FOR proposals to amend or replace articles of incorporation or bylaws if:

The purpose of the amendment is to clarify ambiguity, reflect changes in corporate law, streamline years of amendments, or other “housekeeping” amendments; and

The bylaws as amended will not result in any of the unacceptable governance provisions set out in the following paragraph.

b.              BP will generally vote AGAINST new by-laws or amended by-laws that would establish two different quorum levels which would result in implementing a higher quorum solely for those shareholder meetings where common share investors seek to replace the majority of current board members. (“Enhanced Quorum”).

c.               BP will generally vote FOR proposals to adopt or amend  articles/bylaws unless the resulting document contains any of the following:

•                  The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced in the case of a small company where it clearly has difficulty achieving quorum at a higher level, but we oppose any quorum below 10 percent);

•                  The quorum for a meeting of directors is less than 50 percent of the number of directors;

•                  The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;

•                  An alternate director provision that permits a director to appoint another person to serve as an alternate director to attend board or committee meetings in place of the duly elected director; and

•                  The proposed articles/bylaws raise other corporate governance concerns, such as granting blanket authority to the board with regard to capital authorizations or alteration of capital structure without shareholder approval

h.              Mergers and Corporate Restructurings

A.                                    Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

1.                                      Anticipated financial and operating benefits;

2.                                      Offer price (cost vs. premium);

3.                                      Prospects of the combined companies;

4.                                      How the deal was negotiated;

5.                                      Changes in corporate governance and their impact on shareholder rights;

6.                                      Change-in-control payments to executive officers and possible conflicts of interest; and

7.                                      Potential legal or environmental liability risks associated with the target firm

B.                                    Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

C.                                    Spin-offs

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.                                    Asset Sales

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.                                    Liquidations

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.                                     Appraisal Rights

We vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

G.                                   Changing Corporate Name

We vote FOR changing the corporate name.

H.                                   Special Purpose Acquisition Corporations (SPACs)

We will consider on a Case-by-Case the following measures for SPACs:

1.                                      Valuation, Market reaction,

2.                                      Deal timing,

3.                                      Negotiations and process,

4.                                      Conflicts of interest,

5.                                      Voting agreements, and

6.                                      Governance.

I.                Loan Guarantee Requests (Non US companies)

Companies often provide loan guarantees for subsidiaries, affiliates and related parties.   Such requests will be evaluated on a CASE-BY-CASE basis.  Generally, BP will vote AGAINST the provision when:

•                  The identity receiving the guarantee is not disclosed;

•                  The guarantee is being provided to a director, executive, parent company or affiliated entities where the company has no direct or indirect equity ownership; or

•                  the guarantee is provided to an entity in which the company’s ownership stake is less than 75%; and such guarantee is not proportionate to the company’s equity stake or other parties have not provided a counter guarantee.

BP will generally vote FOR such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement.

China:

In assessing requests for loan financing provided by a related party:

BP will examine stated uses of proceeds, the size or specific amount of the loan requested and the interest rate.   We also seek disclosure on the relation of the party.

In assessing requests to provide loan financing to a related party:

•                  examine stated uses of proceeds, the size or specific amount of the loan requested, and interest rates to be charged. Seeks disclosure on, the specific relation of the party to be granted the loan by the company.

•                  BP will generally vote against the provision of loans to clients, controlling shareholders, and actual controlling persons of the company.

•                  BP will generally vote against the provision of loans to an entity in which the company’s ownership stake is less than 75 percent and the financing provision is not proportionate to the company’s equity stake.

i.                 Mutual Funds

A.                                    Business Development Companies

BP will vote FOR proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

1.              The proposal to allow share issuances below NAV has an expiration date that is less than one year from the date shareholders approve the underlying proposal as required under the Investment Company Act of 1940;

2.              a majority of the independent directors who have no financial interest in the sale have made a determination as to whether such sale would be in the best interest of the company and its shareholders prior to selling shares below NAV; and

3.              the company has demonstrated responsible past use of share issuances by either:

a.              Outperforming peers in its 8-digit GICS group as measured by one and three year median TSRs; or

b.              Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

B.            Multimanaged Funds/Subadvisers:

BP will vote AGAINST proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

j.                 Corporate Governance and Conduct

In general, we support shareholder proposals that promote good corporate citizenship while enhancing long-term shareholder value.  BP will vote AGAINST proposals that impose significantly higher standards of reporting and oversight than required by legislation and-or industry standard and that would put a firm at a competitive disadvantage in the market unless there is significant relevant controversy or the firm significantly lags their peers, except in specific cases as listed below.

1.                                      We SUPPORT the adoption of labor standards and codes of conduct for foreign and domestic suppliers as ways to protect brands and manage risk.

2.                                      We SUPPORT reporting on countries with human rights abuses as ways to protect and manage risk.

3.                                      We SUPPORT CERES Principles, environmental reporting and MacBride Principles.

4.                                      We SUPPORT high-performance workplace standards.

5.                                      We SUPPORT fair lending guidelines and disclosure at financial companies.

6.                                      We SUPPORT reporting on equal opportunity and diversity.

7.                                      We OPPOSE resolutions that would fundamentally affect company performance and competitive increase of shareholder value.

8.                                      We OPPOSE shareholder proposals requesting the adoption of specific charter language regarding board diversity unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

9.                                      We OPPOSE shareholder proposals for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless: a) new legislation is adopted allowing development and drilling in the ANWR; b) the company intends to pursue operations in the ANWR, c) the company does not currently disclose an environmental risk report for their operations in the ANWR.

10.                               We OPPOSE shareholder proposals requesting a reduction in greenhouse gas emissions unless the company significantly lags behind industry standards or has been the subject of recent, substantial controversy on this issue.

11.                               We OPPOSE shareholder proposals on investing in renewable energy sources.

12.                               We review proposals requesting information on a company’s lobbying activities, including direct lobbying as well as grassroots lobbying activities on a CASE-BY-CASE basis taking into account;  a) the company’s current disclosure of relevant lobbying policies, and management and board oversight; b) the company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and c) recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities..

13.                               We review on a CASE-BY-CASE basis proposals requesting a company report on its energy efficiency policies, considering: a) the current level of disclosure related to energy efficiency policies, initiatives, and performance measures; b) level of participation in voluntary efficiency programs; c) compliance with applicable legislation and regulations; d) the company’s policies and initiatives relative to industry peers; and e) the cost associated with the proposed initiative.

14.                               We review on a CASE-BY-CASE basis proposals requesting disclosure and implementation of internet privacy and censorship policies and procedures, considering: a) the level of disclosure of policies relating to privacy, freedom of speech, internet censorship and government monitoring; b) dialogue with governments and/or relevant groups; c) scope of involvement and investment in markets that maintain government censorship or internet monitoring; d) market-specific laws or regulations applicable to this issue that may be imposed on the company; e) level of controversy or litigation related to the company’s international human rights policies; and f) the cost associated with the proposed initiative.

15.                               We generally vote FOR proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering: a) the company’s current level of disclosure of relevant policies and oversight mechanisms; b) the  company’s current level of such disclosure relative to its industry peers; c) potential relevant local, state, or national regulatory developments; and d) controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

16.                               We will vote on a CASE-BY-CASE basis on proposals requesting company reports on, or to adopt a new policy on, water-related risks and concerns, taking into account: a) the company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics; b) whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations; c) the potential financial impact or risk to the company associated with water-related concerns or issues; and d) recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

17.                               We review on a CASE-BY-CASE requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account: a) the nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption; b) current disclosure of applicable risk assessment(s) and risk management procedures; c) compliance with US sanctions and laws; d) consideration of other international policies, standards, and laws; e) recent involvement in significant controversies or violations in “high risk” markets; and f) the cost associated with the initiative.

18.                               We SUPPORT proposals requesting company reporting on its policies, initiatives/procedures and oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain, UNLESS: a) the company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report; or b) the company is in compliance with all applicable regulations and guidelines; or c) there is no existence of significant violations and/or fines related to toxic materials.

19.                               We review on a CASE-BY-CASE requests for workplace safety reports, including reports on accident risks reduction efforts taking into account; a) a) the nature of the company’s business specifically regarding company and employee exposure to health and safety risks; b) level of existing disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;  c) existence of recent, significant violations, fines, or controversy related to workplace health and safety ; and d) the company’s workplace health and safety performance relative to industry peers.

20.                               Establishment of Board Committees on Social Issues:  Shareholder proposals requesting companies establish new standing board committees on social issues.

We will generally vote AGAINST proposals requesting a company establish new standing board committees on social issues considering:

a.              Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

b.              Level of disclosure regarding the issue for which board oversight is sought;

c.               Company performance related to the issue for which board oversight is sought;

d.              Board committee structure compared to that of other companies in its industry sector; and/or

e.               The scope and structure of the proposal.

21.                               Genetically Modified Ingredients (GMO):

a.              Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

b.              Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

i.      The company’s business and the proportion of it affected by the resolution;

ii.   The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

iii.            Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

c.               Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

d.              Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients

22.                               Gender Identity, Sexual Orientation and Domestic Partner Benefits

a.              We will generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

b.              We will generally vote AGAINST proposals to extend company benefits to or eliminating benefits from domestic partners.

23.                               Equality of Opportunity:  shareholder proposal requesting companies disclose their EEO-1 data

We will generally vote FOR proposals requesting the company disclose its diversity policies, initiatives, comprehensive diversity data, and EEO-1 data unless:

a.              The company publicly discloses its comprehensive equal opportunity policies and initiatives;

b.              The company already publicly discloses comprehensive workforce diversity data; and

c.               The company has no recent significant EEO-related violations or litigation.

24.                               Political contributions and Trade Associations: Shareholder proposals calling for company to confirm political nonpartisanship, increase disclosure on political contributions and trade association spending and bar political contributions.

a.              BP will generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

i.                  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

ii.               The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

b.              RIM will vote AGAINST proposals to publish in newspapers and public media the company’s political contributions.  Such publications could present significant cost to the company without providing commensurate value to shareholders.

c.               BP will vote on a CASE-BY-CASE basis on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

i.                  Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

ii.               The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organization, and the oversight and compliance procedure related to such expenditures of corporate assets.

d.              BP will vote AGAINST proposals barring the company from making political contributions.

e.               BP will vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

25.                               Recycling:  We will vote on a CASE-BY-CASE basis on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:  a) the nature of the company’s business; b) the current level of disclosure of the company’s existing related programs; c) the timetable prescribed by the proposal and the costs and methods of program implementation; d) the ability of the company to address the issues raised in the proposal; and e) the company’s recycling programs compared with the similar programs of its industry peers.

26.                               High levels of dissent - Shareholder dissent of 20 percent or more will generally be used as the trigger for disclosure analysis. In certain circumstances, BP may recommend a vote against the relevant resolution at a future general meeting if the company has not explained its reaction to the dissent.

27.                               BP will vote on a case-by-case basis on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process considering: a) the degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms; b) the company’s industry and whether the company or its suppliers operation in countries or areas where there is a history of human rights concerns; c) recent, significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and d) whether the proposal is unduly burdensome or overly prescriptive.

END

THE RBB FUND, INC.

PEA 213

PART C: OTHER INFORMATION

Item 28.         EXHIBITS

(a)		Articles of Incorporation.

(1)

Articles of Incorporation of Registrant are incorporated herein by reference to Registrant’s Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)

Articles Supplementary of Registrant are incorporated herein by reference to Registrant’s Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(3)

Articles of Amendment to Articles of Incorporation of Registrant are incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(4)

Articles Supplementary of Registrant are incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(5)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement (No. 33-20827) filed on April 27, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(6)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement (No. 33-20827) filed on May 1, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(7)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(8)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement (No. 33-20827) filed on October 22, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(9)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(10)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(11)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(12)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(13)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(14)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(15)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement (No. 33-20827) filed on March 31, 1995.

(16)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 1996.

(17)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement (No. 33-20827) filed on October 11, 1996.

(18)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement (No. 33-20827) filed on May 9, 1997.

(19)

Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(20)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(21)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(22)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(23)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(24)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(25)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(26)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement (No. 33-20827) filed on November 29, 1999.

(27)

Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(28)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(29)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(30)

Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

2

(31)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement (No. 33-20827) filed on March 15, 2001.

(32)

Articles of Amendment to Charter of the Registrant (Boston Partners Bond Fund — Institutional Class and Boston Partners Bond Fund — Investor Class) are incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement (No. 33-20827) filed on May 15, 2002.

(33)

Articles Supplementary of Registrant (Boston Partners All-Cap Value Fund — Institutional Class and Boston Partners Bond Fund — Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement (No. 33-20827) filed on May 15, 2002.

(34)

Articles Supplementary of Registrant (Schneider Value Fund) are incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 2002.

(35)

Articles Supplementary of Registrant (Institutional Liquidity Fund for Credit Unions and Liquidity Fund for Credit Union Members) are incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2003.

(36)

Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2004.

(37)

Articles Supplementary of Registrant (Robeco WPG Core Bond Fund — Investor Class, Robeco WPG Core Bond Fund — Institutional Class, Robeco WPG Tudor Fund — Institutional Class, Robeco WPG Large Cap Growth Fund — Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement (No. 33-20827) filed on March 4, 2005.

(38)	Certificate of Correction of Registrant is incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2005.

(39)

Articles Supplementary of Registrant (Robeco WPG Core Bond Fund — Investor Class, Robeco WPG Core Bond Fund — Institutional Class, Robeco WPG Tudor Fund — Institutional Class, Robeco WPG 130/30 Large Cap Core Fund f/k/a Robeco WPG Large Cap Growth Fund — Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2005.

(40)

Articles Supplementary of Registrant (Senbanc Fund) are incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement (No. 33-20827) filed on June 6, 2005.

(41)

Articles of Amendment of Registrant (Robeco WPG Core Bond Fund — Retirement Class) are incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement (No. 33-20827) filed on August 19, 2005.

(42)

Articles Supplementary of Registrant (Robeco WPG Core Bond Fund — Investor Class) are incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2005.

(43)

Articles Supplementary of Registrant (Bear Stearns CUFS MLP Mortgage Portfolio) are incorporated herein by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement (No. 33-20827) filed on July 18, 2006.

(44)

Articles of Amendment to Charter of the Registrant (Bear Stearns CUFS MLP Mortgage Portfolio) are incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 2006.

(45)

Articles Supplementary of Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 109 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2006.

(46)

Articles Supplementary of Registrant (Marvin & Palmer Large Cap Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 109 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2006.

3

(47)

Articles of Amendment to Charter of the Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2007.

(48)

Articles Supplementary of Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2007.

(49)

Articles Supplementary of Registrant (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund) incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(50)

Articles Supplementary of Registrant (Robeco WPG 130/30 Large Cap Core Fund — Investor Class) are incorporated herein by reference to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement (No. 33-20827) filed on July 13, 2007.

(51)

Articles Supplementary of Registrant (SAM Sustainable Water Fund, SAM Sustainable Climate Fund) are incorporated herein by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement (No. 33-20827) filed on July 17, 2007.

(52)

Articles of Amendment of Registrant (Robeco WPG 130/30 Large Cap Core Fund — Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement (No. 33-20827) filed on September 4, 2007.

(53)

Articles Supplementary of Registrant (Bear Stearns Multifactor 130/30 US Core Equity Fund) are incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement (No. 33-20827) filed on December 17, 2007.

(54)

Articles of Amendment to Charter of the Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund are incorporated herein by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2007.

(55)

Articles Supplementary of Registrant (SAM Sustainable Global Active Fund, SAM Sustainable Themes Fund) are incorporated herein by reference to Post-Effective Amendment No. 128 to the Registrant’s Registration Statement (No. 33-20827) filed on April 23, 2009.

(56)

Articles Supplementary of Registrant (Perimeter Small Cap Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement (No. 33-20827) filed on July 2, 2009.

(57)	Articles Supplementary of Registrant (S1 Fund) are incorporated herein by reference to Post-Effective Amendment No. 135 to Registrant’s Registration Statement (No. 33-20827) filed on July 19, 2010.

(58)

Articles Supplementary of Registrant (Robeco Boston Partners Long/Short Research Fund) are incorporated herein by reference to Post-Effective Amendment No. 136 to the Registrant’s Registration Statement (No. 33-20827) filed on August 4, 2010.

(59)

Articles of Amendment of Registrant (Robeco WPG Small/Micro Cap Value Fund f/k/a Robeco WPG Small Cap Value Fund) are incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2010.

(60)

Articles Supplementary of Registrant (Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund) are incorporated herein by reference to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(61)

Articles Supplementary of Registrant (Summit Global Investments U.S. Low Volatility Equity Fund) are incorporated herein by reference to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2011.

(62)

Articles Supplementary of Registrant (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

4

(63)

Articles Supplementary of Registrant (Robeco Boston Partners Global Long/Short Fund) are incorporated herein by reference to Post-Effective Amendment No. 152 to the Registrant’s Registration Statement (No. 33-20827) filed on March 29, 2013.

(64)

Articles Supplementary of Registrant (Robeco Boston Partners Long/Short Research Fund — Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(65)

Articles Supplementary of Registrant (Matson Money U.S. Equity VI Portfolio, Matson Money International VI Equity Portfolio, Matson Money Fixed Income VI Portfolio) are incorporated herein by reference to Post-Effective Amendment No. 159 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2013.

(66)

Articles Supplementary of Registrant (Scotia Dynamic U.S. Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 161 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2013.

(67)

Articles Supplementary of Registrant (Robeco Boston Partners Long/Short Research Fund — Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(68)

Articles Supplementary of Registrant (Abbey Capital Futures Strategy Fund and Altair Smaller Companies Fund) are incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(69)

Articles Supplementary of Registrant (Campbell Core Trend Fund) are incorporated herein by reference to Post-Effective Amendment No. 171 to the Registrant’s Registration Statement (No. 33-20827) filed on October 16, 2014.

(70)

Articles Supplementary of Registrant (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 174 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2014.

(71)

Articles Supplementary of Registrant (Boston Partners Investment Funds) are incorporated herein by reference to Post-Effective Amendment No. 174 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2014.

(72)

Articles Supplementary of Registrant (Boston Partners Emerging Markets Long/Short Fund) are incorporated herein by reference to Post-Effective Amendment No. 182 to the Registrant’s Registration Statement (No. 33-20827) filed on October 16, 2015

(73)

Articles Supplementary of Registrant (Campbell Core Carry Fund) are incorporated herein by reference to Post-Effective Amendment No. 182 to the Registrant’s Registration Statement (No. 33-20827) filed on October 16, 2015.

(74)

Articles Supplementary of Registrant (Boston Partners Alpha Blue Dynamic Equity Fund) are incorporated herein by reference to Post-Effective Amendment No. 182 to the Registrant’s Registration Statement (No. 33-20827) filed on October 16, 2015.

(75)

Articles Supplementary of Registrant (Summit Global Investments U.S. Low Volatility Equity Fund — Class C) are incorporated herein by reference to Post-Effective Amendment No. 184 to the Registrant’s Registration Statement (No. 33-20827) filed on October 30, 2015.

(76)

Articles Supplementary of Registrant (Boston Partners Long/Short Research Fund — Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 187 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2015.

(77)

Articles Supplementary of Registrant (Summit Global Investments Small Cap Low Volatility Fund) are incorporated herein by reference to Post-Effective Amendment No. 195 to the Registrant’s Registration Statement (No. 33-20827) filed on March 30, 2016.

5

(78)

Articles Supplementary of Registrant (Fasanara Capital Absolute Return Multi-Asset Fund) are incorporated herein by reference to Post-Effective Amendment No. 198 to the Registrant’s Registration Statement (No. 33-20827) filed on April 29, 2016.

(79)

Articles of Amendment of Registrant (Campbell Dynamic Trend Fund f/k/a Campbell Core Trend Fund and Campbell Multi-Asset Carry Fund f/k/a Campbell Core Carry Fund) are incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(80)

Articles Supplementary of Registrant (Motley Fool Independence Fund, Motley Fool Great America Fund, and Motley Fool Emerging Markets Fund (f/k/a Motley Fool Epic Voyage Fund)) are incorporated herein by reference to Post-Effective Amendment No. 206 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2016.

(81)

Articles of Amendment of Registrant (Motley Fool Emerging Markets Fund) are incorporated herein by reference to Post-Effective Amendment No. 212 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2017.

(b)		By-Laws.

	(1)	By-Laws, as amended, are incorporated herein by reference to Post-Effective Amendment No. 143 to the Registrant’s Registration Statement (No. 33-20827) filed on October 28, 2011.

(c)		Instruments Defining Rights of Security Holders.

(1)

See Articles VI, VII, VIII, IX and XI of Registrant’s Articles of Incorporation dated February 17, 1988 which are incorporated herein by reference to Registrant’s Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)

See Articles II, III, VI, XIII, and XIV of Registrant’s By-Laws as amended through August 25, 2004, which are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2004.

(d)		Investment Advisory Contracts.

(1)

Investment Advisory Agreement (Schneider Small Cap Value Fund) between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(2)

Investment Advisory Agreement (Bogle Investment Management Small Cap Growth Fund) between Registrant and Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(3)

Investment Advisory Agreement (Schneider Value Fund) between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(4)

Investment Advisory Agreement (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement (No. 33-20827) filed on February 27, 2008.

(5)

Amendment No. 1 to the Investment Advisory Agreement (Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(6)

Form of Contractual Fee Waiver Agreement (Schneider Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

6

(7)

Contractual Fee Waiver Agreement (Schneider Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 187 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2015.

(8)

Form of Contractual Fee Waiver Agreement (Boston Partners Investment Funds) between Registrant and Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(9)

Investment Advisory Agreement (Summit Global Investments U.S. Low Volatility Equity Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(10)

Contractual Fee Waiver Agreement (Summit Global Investments U.S. Low Volatility Equity Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(11)

Investment Advisory Agreement (Boston Partners Investment Funds) between Registrant and Boston Partners Global Investors, Inc. (f/k/a Robeco Investment Management, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(12)

Addendum No. 1 to Investment Advisory Agreement (Robeco Boston Partners Global Long/Short Fund) between Registrant and Boston Partners Global Investors, Inc. (f/k/a Robeco Investment Management, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(13)

Form of Interim Investment Advisory Agreement (Summit Global Investments Global Low Volatility Fund (f/k/a Scotia Dynamic U.S. Growth Fund)) between Registrant and Summit Global Investments, LLC is filed herewith.

(14)

Form of Contractual Fee Waiver Agreement (Summit Global Investments Global Low Volatility Fund (f/k/a Scotia Dynamic U.S. Growth Fund)) between Registrant and Summit Global Investments, LLC is filed herewith.

(15)

Investment Advisory Agreement (Abbey Capital Futures Strategy Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(16)

Investment Advisory Agreement (Abbey Capital Futures Strategy Fund) between Abbey Capital Offshore Fund Limited and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(17)

Form of Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Offshore Fund Limited, Abbey Capital Limited and Altis Partners (Jersey) Limited is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(18)

Form of Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Offshore Fund Limited, Abbey Capital Limited and Cantab Capital Partners, LLP is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(19)

Form of Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Offshore Fund Limited, Abbey Capital Limited and Eclipse Capital Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(20)

Form of Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Offshore Fund Limited, Abbey Capital Limited and Graham Capital Management, LP is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

7

(21)

Form of Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Offshore Fund Limited, Abbey Capital Limited and P/E Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(22)

Form of Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Offshore Fund Limited, Abbey Capital Limited and Revolution Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(23)

Form of Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Offshore Fund Limited, Abbey Capital Limited and Trigon Investment Advisors, LLC is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(24)

Form of Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Offshore Fund Limited, Abbey Capital Limited and Harmonic Capital Partners LLP is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(25)

Addendum No. 2 to Investment Advisory Agreement (Robeco WPG Small/Micro Cap Fund) between Registrant and Boston Partners Global Investors, Inc. (f/k/a Robeco Investment Management, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(26)

Form of Investment Advisory Agreement (Altair Smaller Companies Fund) between Registrant and Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(27)

Form of Investment Advisory Agreement dated December 29, 2014 (Campbell Core Trend Fund) between Registrant and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 175 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2014.

(28)

Form of Investment Advisory Agreement dated January 2, 2015 (Campbell Core Trend Fund) between Registrant and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 175 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2014.

(29)

Form of Investment Advisory Agreement (Campbell Core Trend Fund) between Campbell Core Offshore Limited and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 175 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2014.

(30)

Form of Investment Sub-Advisory Agreement (Altair Smaller Companies Fund) among Registrant, Altair Advisers LLC and Aperio Group, LLC is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(31)

Form of Investment Sub-Advisory Agreement (Altair Smaller Companies Fund) among Registrant, Altair Advisers LLC and Driehaus Capital Management LLC is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(32)

Form of Investment Sub-Advisory Agreement (Altair Smaller Companies Fund) among Registrant, Altair Advisers LLC and Granite Investment Partners, LLC is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(33)

Form of Investment Sub-Advisory Agreement (Altair Smaller Companies Fund) among Registrant, Altair Advisers LLC and Pacific Ridge Capital Partners, LLC is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

8

(34)

Form of Investment Sub-Advisory Agreement (Altair Smaller Companies Fund) among Registrant, Altair Advisers LLC and Pier Capital, LLC is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(35)

Form of Investment Sub-Advisory Agreement (Altair Smaller Companies Fund) among Registrant, Altair Advisers LLC and River Road Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(36)

Form of Addendum No. 3 to Investment Advisory Agreement (Boston Partners Emerging Markets Long/Short Fund) between Registrant and Boston Partners Global Investors, Inc. (f/k/a Robeco Investment Management, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 180 to the Registrant’s Registration Statement (No. 33-20827) filed on August 14, 2015.

(37)

Form of Investment Advisory Agreement (Campbell Multi-Asset Carry Fund, f/k/a Campbell Core Carry Fund) between Registrant and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 181 to the Registrant’s Registration Statement (No. 33-20827) filed on October 2, 2015.

(38)

Form of Investment Advisory Agreement (Campbell Multi-Asset Carry Fund, f/k/a Campbell Core Carry Fund) between Campbell Core Carry Offshore Limited and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 181 to the Registrant’s Registration Statement (No. 33-20827) filed on October 2, 2015.

(39)

Form of Investment Advisory Agreement (Summit Global Investments Small Cap Low Volatility Fund) between Registrant and Summit Global Investments is incorporated herein by reference to Post-Effective Amendment No. 195 to the Registrant’s Registration Statement (No. 33-20827) filed on March 30, 2016.

(40)

Form of Contractual Fee Waiver (Summit Global Investments Small Cap Low Volatility Fund) is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(41)

Contractual Fee Waiver (Bogle Investment Management Small Cap Growth Fund) between Registrant and Bogle Investment Management is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(42)

Form of Contractual Fee Waiver (Campbell Dynamic Trend Fund and Campbell Multi-Asset Carry Fund) between Registrant and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(43)

Form of Contractual Fee Waiver (Abbey Capital Futures Strategy Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(44)

Form of Contractual Fee Waiver (Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio) between Registrant and Matson Money Inc. is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(45)

Form of Contractual Fee Waiver (Summit Global Investments Global Low Volatility Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(46)

Form of Addendum No. 4 to Investment Advisory Agreement (Boston Partners All-Cap Value Fund) between Registrant and Boston Partners Global Investors, Inc. (f/k/a Robeco Investment Management, Inc.) is filed herewith.

9

(e)	Underwriting Contracts.

(1)

Distribution Agreement between Registrant, Quasar Distributors, LLC, and Abbey Capital Limited dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(2)

Distribution Agreement between Registrant, Quasar Distributors, LLC, and Altair Advisers LLC dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(3)

Distribution Agreement between Registrant, Quasar Distributors, LLC, and Bogle Investment Management, L.P. dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(4)

Distribution Agreement between Registrant, Quasar Distributors, LLC, and Boston Partners Global Investors, Inc. dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(5)

Distribution Agreement between Registrant, Quasar Distributors, LLC, and Campbell & Company Investment Adviser LLC dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(6)

Distribution Agreement between Registrant, Quasar Distributors, LLC, and Matson Money, Inc. dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(7)

Distribution Agreement between Registrant, Quasar Distributors, LLC, and Schneider Capital Management Company dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(8)

Distribution Agreement between Registrant, Quasar Distributors, LLC, and Scotia Institutional Asset Management US, Ltd. dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(9)

Distribution Agreement between Registrant, Quasar Distributors, LLC, and Summit Global Investments, LLC dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(f)		Bonus or Profit Sharing Contracts.

	(1)	Form of Deferred Compensation Plan is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

	(2)	Form of Deferred Compensation Agreement is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(g)		Custodian Agreements.

(1)

Custody Agreement between Registrant and U.S. Bank National Association dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(2)

First Amendment dated June 30, 2016 to the Custody Agreement between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(h)		Other Material Contracts.

(1)

Non 12b-1 Shareholder Services Plan and Agreement (Bogle Investment Management Small Cap Growth - Investor Shares) is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

10

(2)

Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (Robeco WPG Small/Micro Cap Value Fund f/k/a Robeco WPG Tudor Fund — Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(3)

Services Plan for Class I Shares and Form of Servicing Agreement (Scotia Dynamic U.S. Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 161 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2013.

(4)

Services Plan for Class II Shares and Form of Servicing Agreement (Scotia Dynamic U.S. Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 161 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2013.

(5)

Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(6)

First Amendment to the Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(7)

Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(8)

First Amendment to the Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(9)

Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(10)

First Amendment to the Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(i)	(1)	Opinion of Counsel is filed herewith.

	(2)	Consent of Counsel is filed herewith.

(j)		Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)		None.

(l)		Initial Capital Agreements.

(1)

Subscription Agreement, relating to Classes A through N, is incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)

Subscription Agreement between Registrant and Planco Financial Services, Inc., relating to Classes O and P is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1990.

(3)

Subscription Agreement between Registrant and Planco Financial Services, Inc., relating to Class Q is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1990.

(4)

Subscription Agreement between Registrant and Counselors Securities Inc. relating to Classes R, S, and Alpha 1 through Theta 4 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

11

(5)

Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes TT and UU (Boston Partners Mid Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(6)

Purchase Agreement between Registrant and Schneider Capital Management Company relating to Class YY (Schneider Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(7)

Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes DDD and EEE (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value)) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(8)

Purchase Agreement between Registrant and Boston Partners Asset Management relating to Classes III and JJJ (Boston Partners Long/Short Equity Fund (formerly Market Neutral)) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(9)

Form of Purchase Agreement between Registrant and Boston Partners Asset Management, L. P. relating to Classes KKK and LLL (Boston Partners Fund (formerly Long-Short Equity)) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

(10)

Purchase Agreement (Bogle Investment Management Small Cap Growth Fund) between Registrant and Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(11)

Purchase Agreement (Boston Partners All-Cap Value Fund) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(12)

Purchase Agreement (Schneider Value Fund) between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(13)

Purchase Agreement (Robeco WPG Small/Micro Cap Value Fund f/k/a Robeco WPG Tudor Fund) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement (No. 33-20827) filed on June 6, 2005.

(14)

Form of Purchase Agreement (Free Market U.S. Equity Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.), is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(15)

Form of Purchase Agreement (Free Market International Equity Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.), is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(16)

Form of Purchase Agreement (Free Market Fixed Income Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.), is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(17)

Form of Purchase Agreement (Perimeter Small Cap Growth Fund) between Registrant and Perimeter Capital Management is incorporated herein by reference to Post-Effective Amendment No. 134 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2009.

(18)

Purchase Agreement (S1 Fund) between Registrant and Simple Alternatives, LLC is incorporated herein by reference to Post-Effective Amendment No. 138 to the Registration Statement (No. 33-20827) filed on October 29, 2010.

(19)

Purchase Agreement (Robeco Boston Partners Long/Short Research Fund) between Registrant and Robeco Investment Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 136 to the Registrant’s Registration Statement (No. 33-20827) filed on August 4, 2010.

12

(20)

Form of Purchase Agreement (Robeco Boston Partners Global Equity Fund) between Registrant and Robeco Investment Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 142 t the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(21)

Form of Purchase Agreement (Robeco Boston Partners International Equity Fund) between Registrant and Robeco Investment Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 142 t the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(22)

Purchase Agreement (Summit Global Investments U.S. Low Volatility Equity Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(23)

Form of Purchase Agreement (Robeco Boston Partners Global Long/Short Fund-Investor Class) between Registrant and Robeco Investment Management Inc. is incorporated hereby by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(24)

Form of Purchase Agreement (Robeco Boston Partners Global Long/Short Fund-Institutional Class) between Registrant and Robeco Investment Management Inc. is incorporated hereby by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(25)

Form of Purchase Agreement (Robeco Boston Partners Global Long/Short Fund-Investor Class) between Registrant and Robeco Investment Management Inc. is incorporated hereby by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(26)

Form of Purchase Agreement (Scotia Dynamic U.S. Growth Fund) between Registrant and Scotia Institutional Asset Management US, Ltd. is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(27)

Form of Purchase Agreement (Abbey Capital Futures Strategy Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(28)

Form of Purchase Agreement (Altair Smaller Companies Fund) between Registrant and Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(29)

Form of Purchase Agreement (Campbell Core Trend Fund) between Registrant and Campbell & Company, Inc. is incorporated herein by reference to Post-Effective Amendment No. 175 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2014.

(30)

Purchase Agreement (Boston Partners Emerging Markets Long/Short Fund) between Registrant and Robeco Investment Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 187 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2015.

(31)

Purchase Agreement (Campbell Core Carry Fund) between Registrant and Campbell & Company, Inc. is incorporated herein by reference to Post-Effective Amendment No. 187 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2015.

(32)

Form of Purchase Agreement (Boston Partners Alpha Blue Dynamic Equity Fund) between Registrant and Robeco Investment Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 182 to the Registration Statement (No. 33-20827) filed on October 16, 2015.

(33)

Form of Purchase Agreement (Summit Global Investments Small Cap Low Volatility Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 195 to the Registrant’s Registration Statement (No. 33-20827) filed on March 30, 2016.

(34)

Form of Purchase Agreement (Fasanara Capital Absolute Return Multi-Asset Fund) between Registrant and Fasanara Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 192 to the Registrant’s Registration Statement (No. 33-20827) filed on February 5, 2016.

13

(m)		Rule 12b-1 Plan.

(1)

Plan of Distribution (Bedford Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)

Plan of Distribution (Boston Partners Mid Cap Value Fund - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement (No. 33-20827) filed on May 9, 1997.

(3)

Plan of Distribution (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement (No. 33-20827) filed on April 10, 1998.

(4)

Amendment to Plans of Distribution pursuant to Rule 12b-1 is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(5)

Plan of Distribution (Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement (No. 33-20827) filed on November 12, 1998.

(6)

Plan of Distribution (Boston Partners Fund (formerly Long Short Equity) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

(7)

Plan of Distribution pursuant to Rule 12b-1 (Boston Partners All-Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(8)

Agreement between Registrant, Bear Stearns Securities Corp. and Foreside Funds Distributors LLC (f/k/a PFPC Distributors, Inc.) dated as of November 17, 2005 is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement filed on December 29, 2005.

(9)

Plan of Distribution pursuant to Rule 12b-1(Perimeter Small Cap Growth Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 132 to the Registration Statement (No. 33-20827) filed on October 22, 2009.

(10)

Plan of Distribution pursuant to Rule 12b-1(Robeco Boston Partners Long/Short Research Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2010.

(11)

Plan of Distribution pursuant to Rule 12b-1 (S1 Fund — R Shares) is incorporated herein by reference to Post-Effective Amendment No. 137 to the Registrant’s Registration Statement (No. 33-20827) filed on October 1, 2010.

(12)

Plan of Distribution pursuant to Rule 12b-1(Robeco Boston Partners Global Equity Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(13)

Plan of Distribution pursuant to Rule 12b-1 (Robeco Boston Partners International Equity Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(14)

Plan of Distribution pursuant to Rule 12b-1 (Summit Global Investments U.S. Low Volatility Equity Fund — Retail Class) is incorporated by reference to Post-Effective Amendment No. 144 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2011.

(15)

Plan of Distribution pursuant to Rule 12b-1 (Summit Global Investments U.S. Low Volatility Equity Fund — Class A) is incorporated by reference to Post-Effective Amendment No. 144 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2011.

14

(16)

Plan of Distribution pursuant to Rule 12b-1 (Robeco Boston Partners Global Long/Short Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 154 to the Registrant’s Registration Statement (No. 33-20827) filed on July 11, 2013.

(17)

Plan of Distribution pursuant to Rule 12b-1 (Abbey Capital Futures Strategy Fund — Class A) is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(18)

Plan of Distribution pursuant to Rule 12b-1 (Abbey Capital Futures Strategy Fund — Class C) is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(19)

Plan of Distribution pursuant to Rule 12b-1 (Summit Global U.S. Low Volatility Equity Fund —Class C) is incorporated herein by reference to Post-Effective Amendment No. 184 to the Registrant’s Registration Statement (No. 33-20827) filed on October 30, 2015.

(20)

Plan of Distribution pursuant to Rule 12b-1 (Summit Global Investments Small Cap Low Volatility Fund — Retail Class) is incorporated herein by reference to Post-Effective Amendment No. 195 to the Registrant’s Registration Statement (No. 33-20827) filed on March 30, 2016.

(21)

Plan of Distribution pursuant to Rule 12b-1 (Summit Global Investments Small Cap Low Volatility Fund — Class C) is incorporated herein by reference to Post-Effective Amendment No. 195 to the Registrant’s Registration Statement (No. 33-20827) filed on March 30, 2016.

(n)		Rule 18f-3 Plan.

	(1)	Amended Rule 18f-3 Plan is filed herewith.

(p)		Code of Ethics.

	(1)	Code of Ethics of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 110 to Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2006.

(2)

Code of Ethics of Robeco Investment Management is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(3)

Code of Ethics of Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement (No. 33-20827) filed on July 2, 2009.

(4)

Code of Ethics of Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement (No. 33-20827) filed on July 2, 2009.

	(5)	Code of Ethics of Matson Money, Inc. is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(6)

Code of Ethics of Perimeter Capital Management is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

	(7)	Code of Ethics of Simple Alternatives, LLC is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(8)

Code of Ethics of Blue Lion Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(9)

Code of Ethics of Courage Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

15

(10)

Code of Ethics of Starwood Real Estate Securities, LLC is incorporated herein by reference to Post-Effective Amendment No. 137 to the Registrant’s Registration Statement (No. 33-20827) filed on October 1, 2010.

(11)

Code of Ethics of Foreside Funds Distributors LLC is incorporated herein by reference to Post-Effective Amendment No. 182 to the Registrant’s Registration Statement (No. 33-20827) filed on October 16, 2015.

(12)

Code of Ethics of Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(13)	Code of Ethics of Maerisland Capital, LLC is incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(14)	Code of Ethics of Sonica Capital, LLC is incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(15)

Code of Ethics of Garelick Capital Partners, L.P. is incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(16)	Code of Ethics of Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(17)	Code of Ethics of Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(18)	Code of Ethics of Aperio Group is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(19)

Code of Ethics of Driehaus Capital Management LLC is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(20)

Code of Ethics of Granite Investment Partners, LLC is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(21)

Code of Ethics of Pacific Ridge Capital Partners, LLC is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(22)	Code of Ethics of Pier Capital LLC is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(23)

Code of Ethics of River Road Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(24)

Code of Ethics of Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 175 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2014.

(25)	Code of Ethics of Fasanara Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 198 to the Registrant’s Registration Statement (No. 33-20827) filed on April 29, 2016.

(26)	Code of Ethics of Quasar Distributors, LLC is incorporated herein by reference to Post-Effective Amendment No. 210 to the Registrant’s Registration Statement (No. 33-20827) filed on January 31, 2017.

Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

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Item 30. INDEMNIFICATION

Sections 1, 2, 3 and 4 of Article VIII of Registrant’s Articles of Incorporation, as amended, incorporated herein by reference as Exhibits (a)(1) and (a)(3), provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation law.

Section 3. No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4. References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall decrease, but may expand, any right of any person under this Article based on any event, omission or proceeding prior to such amendment. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 12 of the Investment Advisory Agreement between Registrant and Robeco Investment Management, Inc. (“Robeco”), incorporated herein by reference to exhibit (d)(24), provides for the indemnification of Robeco against certain losses.

Section 12 of the Investment Advisory Agreement between Registrant and Bogle Investment Management, L.P. (“Bogle”), dated September 15, 1999 and incorporated herein by reference to exhibit (d)(2) provides for the indemnification of Bogle against certain losses.

Section 12 of each of the Investment Advisory Agreements between the Registrant and Schneider Capital Management (“Schneider”) incorporated herein by reference as exhibits (d)(1) and (d)(3) provides for the indemnification of Schneider against certain losses.

Section 12 of the Investment Advisory Agreement between the Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.), (“Matson Money”) dated December 31, 2007 and incorporated herein by reference as exhibit (d)(5) provides for the indemnification of Matson Money against certain losses.

Section 12 of each of the Investment Advisory Agreements between the Registrant and Summit Global Investments, LLC (“SGI”) incorporated herein by reference as exhibits (d)(13), (d)(21) and (d)(62) provides for the indemnification of SGI against certain losses.

17

Section 12 of each of the Investment Advisory Agreements with Abbey Capital Limited (“Abbey Capital”) incorporated herein by reference as exhibit (d)(15) and (d)(16) provides for the indemnification of Abbey Capital against certain losses.

Section 12 of the form of Investment Advisory Agreement between the Registrant and Altair Advisers LLC (“Altair”) incorporated herein by reference as exhibit (d)(26) provides for indemnification of Altair against certain losses.

Section 7 of each of the Distribution Agreements between Registrant and Quasar Distributors, LLC incorporated herein by reference to exhibits (e)(1) — (e)(9) provide for the indemnification of Quasar Distributors, LLC against certain losses.

Section 12 of each of the forms of Investment Advisory Agreement between the Registrant and Campbell & Company Investment Adviser LLC (“CCIA”) incorporated herein by reference as exhibits (d)(43) and (d)(57) provide for indemnification of CCIA against certain losses.

Section 12 of the form of Investment Advisory Agreement between the Registrant and Fasanara Capital Limited (“Fasanara”) which provides for indemnification of Fasanara against certain losses is incorporated herein by reference to Post-Effective Amendment No. 192 to the Registrant’s Registration Statement (No. 33-20827) exhibit (d)(63) filed on February 5, 2016.

Section 12 of the form of Investment Advisory Agreement between the Registrant and Motley Fool Asset Management, LLC (“Motley Fool”) which provides for indemnification of Motley Fool against certain losses is incorporated herein by reference to Post-Effective Amendment No. 206 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2016.

Item 31.                 BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS.

1.     Bogle Investment Management, LP:

The sole business activity of Bogle Investment Management, LP (“Bogle”), 2310 Washington Street, Suite 310, Newton Lower Falls, MA 02462, is to serve as an investment adviser.  Bogle is registered under the Investment Advisers Act of 1940.

The directors and officers have not held any positions with other companies during the last two fiscal years.

2.     Schneider Capital Management Company:

The sole business activity of Schneider Capital Management Company (“Schneider”), 460 E. Swedesford Road, Suite 2000, Wayne, PA 19087, is to serve as an investment adviser.  Schneider is registered under the Investment Advisers Act of 1940.

Information as to the directors and officers of Schneider is as follows:

Name and Position with Schneider	Other Company	Position With Other Company

Arnold C. Schneider, III President and Chief Investment Officer	Turnbridge Management Partners Corp.	President

Steven J. Fellin Sr. Vice President, Chief Operating & Financial Officer Chief Compliance Officer	Turnbridge Management Partners Corp.	Vice President

18

3.     Boston Partners Global Investors, Inc.

The sole business activity of Boston Partners Global Investors, Inc. (“Boston Partners”), 909 Third Avenue, New York 10022, is to serve as an investment adviser.  Boston Partners provides investment advisory services to the Boston Partners Funds and the WPG Partners Funds.

Boston Partners is registered under the Investment Advisers Act of 1940 and serves as an investment adviser to domestic and foreign institutional investors, investment companies, commingled trust funds, private investment partnerships and collective investment vehicles.  Information as to the directors and officers of Boston Partners is as follows:

Name and Position with Boston Partners	Other Company	Position With Other Company

Mark E. Donovan Co-Chief Executive Officer	Robeco Institutional Asset Management US Inc.	Director

Joseph F. Feeney, Jr. Co-Chief Executive Officer	Robeco US Holding, Inc.	Director

William George Butterly, III Chief Operating Officer, General Counsel, Chief Compliance Officer & Secretary	Robeco Institutional Asset Management US Inc.	Chief Legal Officer, Chief Compliance Officer & Secretary

	Robeco Securities, L.L.C.	Chief Legal Officer

	Robeco Trust Company	Chief Operating Officer, Secretary & Director

	RobecoSAM USA, Inc.	Chief Legal Officer, Chief Compliance Officer & Secretary

	Robeco Boston Partners (UK) Limited	Director, Chief Operating Officer & Secretary

Matthew J. Davis Treasurer & Chief Financial Officer	Robeco Institutional Asset Management US Inc.	President, Treasurer & Director

	Robeco Securities, L.L.C.	Chief Financial Officer

	Robeco Trust Company	Director, President, Chief Financial Officer, Treasurer & Director

	Robeco Boston Partners (UK) Limited	Chief Financial Officer

David Steyn Director	Robeco Groep N.V.	Chief Executive Officer

Leni M. Boeren Director	Robeco Groep N.V.	Chief Operating Officer

	Robeco Institutional Asset Management B.V.	Director

	RobecoSAM AG	Director

	RobecoSAM USA, Inc.	Director

19

Martin Mlynár Director	Corestone Investment Managers AG	Chief Executive Officer

	Source Capital AG	Board Member

	Source Capital Holding AG	Board Member

4.     Matson Money, Inc.:

The sole business activity of Matson Money, Inc. (“Matson Money”), 5955 Deerfield Blvd., Mason, OH 45040, is to serve as an investment adviser.  Matson Money is registered under the Investment Advisers Act of 1940.

Below is a list of each executive officer and director of Matson Money indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged within the last two years, for his or her own account or in the capacity of director, officer, partner or trustee.

Name and Position with Matson Money, Inc.	Name of Other Company	Position With Other Company

Mark E. Matson CEO	Keep It Tight Fitness, LLC	50% owner

Mark E. Matson CEO	The Matson FamilyFoundation	100% owner

Michelle Matson Vice President/ Secretary	None	None

Daniel J. List Chief Compliance Officer	None	None

Steven B. Miller President	None	None

20

5.     Summit Global Investments, LLC:

The sole business activity of Summit Global Investments, LLC (“SGI”), 620 South Main Street, Bountiful, Utah 84010, is to serve as an investment adviser.  SGI is registered under the Investment Advisers Act of 1940.

The only employment of a substantial nature of each of SGI’s directors and officers is with SGI.

6.     Abbey Capital Limited:

The only employment of a substantial nature of each of Abbey Capital Limited directors and officers is with Abbey Capital Limited.

7.     Altair Advisers LLC:

The only employment of a substantial nature of each of Altair Advisers LLC directors and officers is with Altair Advisers LLC.

8.     Campbell & Company Investment Adviser LLC:

The principal business activity of Campbell & Company Investment Adviser LLC (“CCIA”), 2850 Quarry Lake Drive, Baltimore, MD 21209, is to serve as an investment adviser.  CCIA is registered under the Investment Advisers Act of 1940.

Below is a list of each executive officer and director of CCIA indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged within the last two years, for his or her own account or in the capacity of director, officer, partner or trustee.

Name and Position with CCIA	Name of Other Company	Position With Other Company

G. Williams Andrews Chief Executive Officer	Campbell & Company, LP	Chief Executive Officer

	Campbell & Company, LLC	Director & Chief Executive Officer

	EC LLC	Managing Member

	The Campbell Multi-Strategy Trust	Trustee & Chief Executive Officer

	Campbell Financial Services, LLC	Director

	Campbell & Company International Bahamas Limited	Director & President

	Campbell Core Offshore Limited	Director

	Campbell Core Carry Offshore Limited	Director

Gregory T. Donovan Chief Financial Officer, Treasurer & Assistant Secretary	Campbell & Company, LP	Chief Financial Officer, Treasurer & Assistant Secretary

	Campbell & Company, LLC	Chief Financial Officer

	The Campbell Multi-Strategy Trust	Chief Financial Officer, Treasurer & Assistant Secretary

21

	Campbell Financial Services, LLC	Vice President, Chief Financial Officer and Treasurer

	Campbell & Company International Bahamas Limited	Director & Treasurer

Michael S. Harris President	Campbell & Company, LLC	President

	Campbell & Company, LLC	Director & President

	EC LLC	Managing Member

	The Campbell Multi-Strategy Trust	President

	Campbell Financial Services, LLC	Director

	Managed Futures Association	Director & Vice-Chairman

	Campbell & Company International Bahamas Limited	Director

	Campbell Core Offshore Limited	Director

	Campbell Core Carry Offshore Limited	Director

Dr. Xiaohua Hu Director of Research	Campbell & Company, LP	Director of Research

Heidi L. Kaiser Deputy General Counsel & Chief Compliance Officer, Anti-Money Laundering Officer	The Campbell Multi-Strategy Trust	Deputy General Counsel and Chief Compliance Officer

	Campbell Financial Services, LLC	Deputy General Counsel and Chief Compliance Officer

	Campbell & Company, LP	Deputy General Counsel & Director of Compliance, Anti-Money Laundering Officer

Thomas P. Lloyd General Counsel, & Secretary	Campbell & Company, LP	General Counsel & Secretary

	Campbell & Company, LLC	Secretary

22

	EC LLC	Managing Member

	The Campbell Multi-Strategy Trust	General Counsel, Secretary & Assistant Treasurer

	Campbell & Company International Bahamas Limited	Secretary

	Campbell Core Offshore Limited	Director

	Campbell Core Carry Offshore Limited	Director

	Campbell Financial Services, LLC	General Counsel & Director; previously, Chief Compliance Officer & Secretary until September 2014

Robert W. McBride Chief Technology Officer	Campbell & Company, LLC	Chief Technology Officer

John R. Radle Global Head of Trading	Campbell & Company, LP	Global Head of Trading

Richard Johnson Managing Director	Campbell & Company, LP	Managing Director, Global Head of Client Solutions Group of Campbell & Company

Darvin N. Sterner Director of Private Wealth Distribution	Campbell & Company, LP	Director of Private Wealth Distribution

	Campbell Financial Services, LLC	Vice President

9.     Motley Fool Asset Management, LLC:

A description of any other business, profession, vocation, or employment of a substantial nature in which Motley Fool Asset Management, LLC and each director, officer, or partner of Motley Fool Asset Management, LLC is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, employee, partner or trustee, is set forth in the Form ADV of Motley Fool Asset Management, LLC, as filed with the SEC on January 17, 2017, and is incorporated herein by this reference.

Item 32.  PRINCIPAL UNDERWRITER

(a)              Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

Academy Funds Trust	Kirr Marbach Partners Funds, Inc.
Advisors Series Trust	LKCM Funds
Aegis Funds	LoCorr Investment Trust
Allied Asset Advisors Funds	Lord Asset Management Trust
Alpha Architect ETF Trust	MainGate Trust

23

Alpine Equity Trust	Managed Portfolio Series
Alpine Income Trust	Manager Directed Portfolios
Alpine Series Trust	Matrix Advisors Value Fund, Inc.
Amplify ETF Trust	Merger Fund
Angel Oak Funds Trust	Monetta Trust
Appleton Funds	Nicholas Equity Income Fund, Inc.
Barrett Opportunity Fund, Inc.	Nicholas Family of Funds, Inc.
Bridge Builder Trust	Oaktree Funds
Bridges Investment Fund, Inc.	Permanent Portfolio Family of Funds, Inc.
Brookfield Investment Funds	Perritt Funds, Inc.
Brown Advisory Funds	PRIMECAP Odyssey Funds
Buffalo Funds	Professionally Managed Portfolios
CG Funds Trust	Prospector Funds, Inc.
Compass EMP Funds Trust	Provident Mutual Funds, Inc.
DoubleLine Funds Trust	Rainier Investment Management Mutual Funds
ETF Series Solutions	RBB Fund, Inc.
Evermore Funds Trust	RBC Funds Trust
FactorShares Trust	Series Portfolio Trust
First American Funds, Inc.	Sims Total Return Fund, Inc.
FundX Investment Trust	Stone Ridge Trust
Glenmede Fund, Inc.	Stone Ridge Trust II
Glenmede Portfolios	Stone Ridge Trust III
GoodHaven Funds Trust	Stone Ridge Trust V
Greenspring Fund, Inc.	Thompson IM Funds, Inc.
Guinness Atkinson Funds	TrimTabs ETF Trust
Harding Loevner Funds, Inc.	Trust for Professional Managers
Hennessy Funds Trust	Trust for Advised Portfolios
Horizon Funds	USA Mutuals
Hotchkis & Wiley Funds	Victory Portfolios II
Intrepid Capital Management Funds Trust	Wall Street EWM Funds Trust
IronBridge Funds, Inc.	Westchester Capital Funds
Jacob Funds, Inc.	Wisconsin Capital Funds, Inc.
Jensen Portfolio, Inc.	YCG Funds

24

(b)   To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joe Neuberger(1)	Board Member	None
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Peter A. Hovel(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
Brett Scribner(3)	Assistant Treasurer	None

(1) This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(2) This individual is located at 10 West Market Street, Indianapolis, Indiana, 46204.

(3) This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)               Not Applicable

Item 33. LOCATION OF ACCOUNTS AND RECORDS

(1)         Boston Partners Global Investors, Inc., 909 Third Avenue, 32nd floor, New York, New York 10022 (records relating to its function as investment adviser).

(2)         Schneider Capital Management Co., 460 East Swedesford Road, Suite 1080, Wayne, Pennsylvania 19087 (records relating to its function as investment adviser).

(3)         Bogle Investment Management, L.P., 2310 Washington Street, Suite 310, Newton Lower Falls, Massachusetts 02462 (records relating to its function as investment adviser).

(4)         Matson Money, Inc. (formerly Abundance Technologies, Inc.), 5955 Deerfield Blvd., Mason, OH 45040 (records relating to its function as investment adviser).

(5)         Summit Global Investments, LLC, 620 South Main Street, Bountiful, Utah 84010 (records relating to its function as investment adviser).

(6)         Abbey Capital Limited, 1-2 Cavendish Row, Dublin 1, Ireland (records relating to its function as investment adviser).

(7)         Altair Advisers LLC, 303 West Madison, Suite 600, Chicago, Illinois 60606 (records relating to its function as investment adviser).

(8)         Campbell & Company Investment Adviser LLC, 2850 Quarry Lake Drive, Baltimore, Maryland 21209 (records relating to its function as investment adviser).

(9)         Motley Fool Asset Management, LLC, 2000 Duke Street, Suite 175, Alexandria, Virginia 22314 (records relating to its function as investment adviser).

(10)  U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (records relating to its function as administrator, transfer agent and dividend disbursing agent).

(11)  U.S. Bank, N.A., 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212 (records relating to its function as custodian).

Item 34. MANAGEMENT SERVICES

None.

25

Item 35. UNDERTAKINGS

(a)         Registrant hereby undertakes to hold a meeting of shareholders for the purpose of considering the removal of directors in the event the requisite number of shareholders so request.

(b)         Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant’s latest annual report to shareholders upon request and without charge.

26

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the 1933 Act and that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Chadds Ford, and State of Pennsylvania on the 28th day of February, 2017.

THE RBB FUND, INC.

By:	/s/ Salvatore Faia
Salvatore Faia
President

Pursuant to the requirements of the 1933 Act, this Amendment to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE		TITLE	DATE

/s/ Salvatore Faia		President (Principal Executive Officer) and Chief Compliance Officer	February 28, 2017
Salvatore Faia

/s/ James G. Shaw		Treasurer (Chief Financial Officer) and Secretary	February 28, 2017
James G. Shaw

*J. Richard Carnall		Director	February 28, 2017
J. Richard Carnall

*Julian A. Brodsky		Director	February 28, 2017
Julian A. Brodsky

*Arnold M. Reichman		Director	February 28, 2017
Arnold M. Reichman

*Robert Sablowsky		Director	February 28, 2017
Robert Sablowsky

*Robert Straniere		Director	February 28, 2017
Robert Straniere

*Nicholas A. Giordano		Director	February 28, 2017
Nicholas A. Giordano

*Gregory P. Chandler		Director	February 28, 2017
Gregory P. Chandler

*Sam Lambroza		Director	February 28, 2017
Sam Lambroza

*By:	/s/ Salvatore Faia		February 28, 2017
Salvatore Faia
Attorney-in-Fact

27

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Julian A. Brodsky, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Robert Amweg, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	February 16, 2017

/s/ Julian A. Brodsky
Julian A. Brodsky

28

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, J. Richard Carnall, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Robert Amweg, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	February 16, 2017

/s/ J. Richard Carnall
J. Richard Carnall

29

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Nicholas A. Giordano, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Robert Amweg, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	February 16, 2017

/s/ Nicholas A. Giordano
Nicholas A. Giordano

30

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Arnold M. Reichman, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Robert Amweg, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	February 16, 2017

/s/ Arnold M. Reichman
Arnold M. Reichman

31

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Robert Sablowsky, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Robert Amweg, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	February 16, 2017

/s/ Robert Sablowsky
Robert Sablowsky

32

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Robert A. Straniere, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Robert Amweg, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	February 16, 2017

/s/ Robert Straniere
Robert Straniere

33

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Gregory P. Chandler, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Robert Amweg, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	February 17, 2017

/s/ Gregory P. Chandler
Gregory P. Chandler

34

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Sam Lambroza, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Robert Amweg, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	February 16, 2017

/s/ Sam Lambroza
Sam Lambroza

35

PEA 213

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

(d)(13)	Form of Interim Investment Advisory Agreement (Summit Global Investments Global Low Volatility Fund (f/k/a Scotia Dynamic U.S. Growth Fund)) between Registrant and Summit Global Investments, LLC
(d)(14)	Form of Contractual Fee Waiver Agreement (Summit Global Investments Global Low Volatility Fund (f/k/a Scotia Dynamic U.S. Growth Fund)) between Registrant and Summit Global Investments, LLC
(d)(46)	Form of Addendum No. 4 to Investment Advisory Agreement (Boston Partners All-Cap Value Fund) between Registrant and Boston Partners Global Investors, Inc. (f/k/a Robeco Investment Management, Inc.)
(i)(1)	Opinion of Counsel
(i)(2)	Consent of Counsel
(j)	Consent of Independent Registered Public Accounting Firm
(n)(1)	Amended Rule 18f-3 Plan

36